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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6532

ING Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258

(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: May 31

Date of reporting period: May 31, 2010

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e -1):

Annual Report

May 31, 2010

Classes A, B, C, I, O and W

Domestic Equity and Income Funds

■ ING Balanced Fund

■ ING Core Equity Research Fund
(formerly, ING Growth and Income Fund)

Domestic Equity Growth Funds

■ ING Corporate Leaders 100 Fund

■ ING Small Company Fund

■ ING Tactical Asset Allocation Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President's Letter	1

Market Perspective	2

Portfolio Managers' Reports	4

Shareholder Expense Examples	14

Report of Independent Registered Public Accounting Firm	16

Statements of Assets and Liabilities	17

Statements of Operations	21

Statements of Changes in Net Assets	23

Financial Highlights	26

Notes to Financial Statements	29

Portfolios of Investments	46

Tax Information	79

Director and Officer Information	80

Advisory Contract Approval Discussion	85

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds' website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT'S LETTER

It's the uncertainty, for sure

Dear Shareholder,

Uncertainty has been the defining characteristic of the global economy lately; the ebb and flow of the European sovereign debt crisis has contributed to increasingly volatile financial markets and the euro's descent to a four-year low versus the dollar.

Yet through all this agitation by the four winds, many indicators continue to encourage: corporate earnings persist in exceeding expectations; employment is increasing, if slowly; and the economic recovery in the United States appears to be transitioning from an early-cycle reliance upon inventory building to a broader-based foundation of personal consumption. Fears that the euro zone crisis would gum up the works eased somewhat once China announced that it did not intend to sell its European debt holdings. This forbearance also diminishes the threat that China might unload its holdings of U.S. debt in response to fiscal stress, dulling the edge of the Damoclean sword that many see hanging over the United States.

How do all these cross-signals affect the outlook for the U.S.? Our view is that the economic recovery is still on track, though it may proceed more slowly than we originally hoped. The U.S. needs broad-based income growth to successfully transition into a more sustainable economy. Job growth is progressing, though high unemployment is likely to persist. It may be premature at this point for Congress to turn away from stimulative policies, particularly aid to states, despite concerns about the long-term budget deficit.

Under conditions such as these, we believe your best portfolio strategy is to continue a regular investing program, and to maintain broad-based diversification by asset class, investment style and geography. Given the uncertainty in today's markets, we do not recommend waiting for an opportune moment to make one's investments. Instead, consult with your advisor about what fits best with your long-term investment goals and focus your actions on strategic, rather than tactical moves.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
June 1, 2010

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2010

For the fiscal year, despite various shocks to confidence, global equities in the form of the MSCI World IndexSM(1) measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below), returned 16.3%. But the trajectory was down as the year ended: in the final month and a half, the MSCI World IndexSM lost 10% on mounting worries about the financial stability of Europe. (The MSCI World IndexSM returned 13.60% for the fiscal year ended May 31, 2010, measured in U.S. dollars.)

If investors were close to despair in late 2008 and the beginning of 2009, then from early March 2009 they started to take comfort from a few "green shoots" of less bad news in a financial world that remained fraught with danger. The prices of risky assets rebounded sharply.

By the middle of the fiscal year the mood had changed again. Few investors still believed that the global financial system was on the verge of collapse. But the stimulus programs of governments and central banks that had saved it must ultimately end, interest and tax rates must rise, over-extended households must cut back. Whether consumer and business demand could recover quickly and firmly enough to sustain a new cycle of growth was the nagging doubt that kept investor sentiment fragile, even if the worst of the 2007/2008 crisis had passed.

Evidence of recovery continued to build, with the inevitable "ifs" and "buts".

The housing market had always been in the eye of the financial storm. After sliding for more than three years, (measured by the Standard & Poor's ("S&P")/Case-Shiller 20-City Composite Home Price Index(2), year-over-year), a 0.6% annual increase was finally recorded in February 2010 and 2.4% in March.

The employment situation has been slow to show real improvement. The unemployment rate peaked at 10.1% in October 2009 but was still as high as 9.9% in April 2010. That month payrolls were up by 290,000, the fourth consecutive increase. But 45.9% of the 15.3 million unemployed have been unemployed for at least 27 weeks. Wage growth remains understandably weak.

After four straight falls, U.S. gross domestic product ("GDP") grew in the third quarter of 2009 by 2.8% at an annual rate. Next quarter growth was reported at a resounding 5.6%, flattered however, by inventory rebuilding which accounted for two thirds of the increase. The current estimate for the first quarter of 2010 is a better balanced 3.0%, as purchasing managers' indices register multi-year highs.

Significant overseas news came from China and Greece.

China, now the world's biggest exporter, resumed GDP growth above 10% in the fourth quarter of 2009, tempered by over-investment and a property price bubble that caused the Bank of China repeatedly to restrict lending, thereby threatening global recovery.

In profligate Greece, with a 2009 budget deficit of 13.6% and existing sovereign debt about 125% of GDP, default on billions of euro of maturing bonds loomed. S&P downgraded Greece's long term debt to "junk" status. Eurozone countries, with no single voice, dithered on the need for a bail-out, its size, terms and the involvement of the International Monetary Fund ("IMF"). The yields on Greece's government bonds and those of other high deficit countries like Portugal and Spain ballooned. Many even feared for the viability of the euro itself. At last, on the weekend of May 8th, Eurozone finance ministers agreed on a Financial Stabilization mechanism funded with €500 billion, while the IMF would add up to €250 billion. The threat of immediate sovereign default was lifted. This would buy time, but no one was under any illusions. The lack of fiscal union to partner monetary union had left the Eurozone as strong as its weakest link. There was no sign of that changing any time soon. Meantime, the austerity required to shrink vast deficits would dampen global recovery.

Currencies bore the brunt. The dollar rose 15.3% against the euro for the year, most of it in May, and 12.0% against the pound: another high budget-deficit currency, but lost 4.5% against the yen.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index(3) returned 8.42% over the fiscal year. But within this, the Barclays Capital U.S. Treasury Index (4) returned just 4.50%, the Barclays Capital Corporate Investment Grade Bond Index(5) returned an equity-like 16.60%. Outside of the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(6) did better still, delivering 28.79%.

U.S. equities, represented by the S&P 500174 Index(7) including dividends, surged 20.99% in the fiscal year, with very little added after November. Generally

MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2010

improving company earnings and economic reports vied for supremacy in investors' minds with European sovereign debt problems and Chinese lending restrictions. After nine straight quarters of annual decline, S&P 500174 profits increased substantially in the fourth quarter of 2009 and the first quarter of 2010, leading to higher future estimates and more attractive valuations.

In international markets, the MSCI Japan174 Index(8) bucked the trend somewhat, slipping 0.21% for the year but adding 5.7% in the second half. Japan's export-oriented industries were supported by rebounding Asian economies. GDP grew between 4% and 5% despite erratic household demand and falling consumer prices. The MSCI Europe ex UK174 Index(9) returned 15.34% for the year, but fell 9.9% after April 15th, unnerved by Greece's refinancing problems and the broader, deeper dangers. Unemployment held at 10% and GDP barely grew, depending on exports from the competitive parts of the region. The MSCI UK174 Index(10) gained 21.66%, despite the deflationary prospect of budget deficit near 11% of GDP, which only resumed growth after the fourth quarter of 2009. Decisive economic policy would be difficult under the new government: the first coalition since the 1930s. But the weaker pound was boosting exports and UK stocks were among the cheapest in Europe.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller 20-City Composite Home Price Index is a composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor's.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5)  The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(6)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

(7)  The S&P 500174 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(8)  The MSCI Japan174 Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9)  The MSCI Europe ex UK174 Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10)  The MSCI UK174 Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING BALANCED FUND

PORTFOLIO MANAGERS' REPORT

ING Balanced Fund ("Balanced" or the "Fund") seeks to maximize total return consistent with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments. The Fund is managed by Paul Zemsky, Vincent J. Costa, Michael Hyman, Christine Hurtsellers and Pranay Gupta, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the year ended May 31, 2010, the Fund's Class A shares, excluding sales charges, provided a total return of 18.49% compared to Standard & Poor's 500174 Composite Stock Price Index(1) ("S&P 500174 Index"), the Barclays Capital U.S. Aggregate Bond Index(2) and the Composite Index (consisting of 60% of the return of the S&P 500174 Index and 40% of the return of the Barclays Capital U.S. Aggregate Bond Index), which returned 20.99%, 8.42% and 16.13%, respectively, for the same period.

Portfolio Specifics: The Fund alternated between a neutral position and an overweight position in equities from June through August. In August, we believed that the U.S. recession had reached an end and we expected a stronger recovery in the United States than consensus forecasts. As a result, we made the tactical decision to overweight large-cap equities while using fixed income as the funding source from August through November. In November, our positioning moved back to a neutral stance as the equity rally brought stocks close to or even above fair value on some measures.

As we entered 2010, our assessment of the U.S. economy and financial markets suggested that equities were attractive and markets remained too skeptical about the sustainability and magnitude of economic recovery in the United States. Therefore, we moved to an overweight position in large-cap core U.S. stocks and an underweight position in fixed income. In April, the heightened risk of a sovereign debt crisis affecting Greece and other highly indebted European countries seemed likely to offset positive economic and earnings news in the short to intermediate term. These more acute concerns caused us to make a short-term move away from risky assets back to a neutral portfolio stance.

Europe's aggressive policy steps greatly reduced the financial turbulence. While these measures do not address serious regional imbalances within Europe or the structural problems inherent in the single currency, they should, in our view, stem the near-panic conditions that had emerged in global markets. In May, we believed that a positive stance on risky assets was warranted and reinstated an overweight position in large-capitalization U.S. equities, funding it with a reduction in core U.S. fixed income.

The greatest contributor to relative performance against the Composite Index was the bond sleeve. The Fund's bond sleeve outperformed its sub-benchmark, the Barclays Capital U.S. Aggregate Bond Index. Contributing to performance was an overweight to investment grade corporate bonds, particularly financials, at the expense of agencies. Exposure to non investment grade corporates bonds and to the Brazilian real also contributed to results. On the equity side, our mid-cap and small-cap stock selection also had a positive impact on performance. The Fund's large-cap stock selection was slightly favorable and the Fund's cash position was a minor drag.

Current Strategy & Outlook: We have believed for some time that the U.S. would make a successful shift from an initial recovery phase supported by stimulative policy and inventory rebuilding to a more sustainable expansion driven by final demand. In our view, this remains the most likely outcome for 2010 and 2011, yet financial markets remain skeptical about this transition. However, the U.S. employment data for May suggest that this shift might be stalling at least temporarily, while developments outside the U.S. also suggest continued near-term risk for equities.

Allocations between equities and fixed income are dependent on our quantitative asset allocation model, which uses the factors mentioned and not on a qualitative evaluation of the bond versus the equity markets. The Fund is actively managed and may deviate from its strategic weights.

Investment Type Allocation
as of May 31, 2010
(as a percent of net assets)

Common Stock	60.5%
Corporate Bonds/Notes	12.6%
U.S. Government Agency Obligations	10.1%
U.S. Treasury Obligations	6.1%
Collateralized Mortgage Obligations	5.1%
Asset-Backed Securities	2.9%
Real Estate Investment Trusts	1.8%
Other Bonds	0.8%
Exchange-Traded Funds	0.2%
Preferred Stock	0.1%
Other Assets and Liabilities - Net*	(0.2)%
Net Assets	100.0%

*  Includes short-term investments related to ING Institutional Prime Money Market Fund - Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of May 31, 2010
(as a percent of net assets)

U.S. Treasury Note, 1.375%, due 05/15/13	1.7%
U.S. Treasury Note, 4.625%, due 02/15/40	1.5%
Federal National Mortgage Association, 4.500%, due 07/15/35	1.5%
ExxonMobil Corp.	1.3%
Federal Home Loan Mortgage Corporation, 6.000%, due 06/15/34	1.3%
International Business Machines Corp.	1.2%
U.S. Treasury Note, 3.500%, due 05/15/20	1.1%
Microsoft Corp.	1.1%
Apple, Inc.	1.1%
Procter & Gamble Co.	1.0%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund - Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

*  Effective April 30, 2010, Pranay Gupta was added as a portfolio manager to the Fund.

(1)  The S&P 500174 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING BALANCED FUND

Average Annual Total Returns for the Periods Ended May 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class O September 15, 2004
Including Sales Charge:
Class A(1)	11.62%	(1.48)%	(0.02)%	—
Class B(2)	12.56%	(1.41)%	(0.19)%	—
Class C(3)	16.56%	(1.08)%	(0.20)%	—
Class I	18.68%	(0.07)%	0.82%	—
Class O	18.48%	(0.33)%	—	0.85%
Excluding Sales Charge:
Class A	18.49%	(0.32)%	0.57%	—
Class B	17.56%	(1.08)%	(0.19)%	—
Class C	17.56%	(1.08)%	(0.20)%	—
Class I	18.68%	(0.07)%	0.82%	—
Class O	18.48%	(0.33)%	—	0.85%
S&P 500174 Index(4)	20.99%	0.31%	(0.82)%	1.84	%(7)
Barclays Capital U.S. Aggregate Bond Index(5)	8.42%	5.33%	6.52%	5.19	%(7)
Composite Index(6)	16.13%	2.62%	2.41%	3.48	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Balanced Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500174 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(6) The Composite Index consists of 60% of the return of (securities included in) the S&P 500174 Index and 40% of the return of (securities included in) the Barclays Capital U.S. Aggregate Bond Index.

(7) Since inception performance for indices is shown from September 1, 2004.

ING CORE EQUITY RESEARCH FUND

PORTFOLIO MANAGERS' REPORT

ING Core Equity Research Fund ("Core Equity Research" or the "Fund") seeks long-term growth of capital and income. The Fund is managed by Christopher F. Corapi and Pavel Vaynshtok, Portfolio Managers of ING Investment Management Co. ("ING IM") — the Sub-Adviser.

Performance: For the year ended May 31, 2010, the Fund's Class A shares, excluding sales charges, provided a total return of 15.05% compared to the Standard and Poor's 500174 Composite Stock Price Index(1) ("S&P 500174 Index") which returned 20.99% for the same period.

Portfolio Specifics: Although the Fund provided a strong absolute return during this period, it lagged the S&P 500174 Index due largely to weak stock selection in the financials, industrials and energy sectors. Within financials, not owning Bank of America Corp. for most of the reporting period detracted from performance. We did not own the stock at the time because of the inconsistencies in the financial metrics of the larger financial companies, which seemed to have a significant amount of risky assets on their balance sheets.

Within industrials, Navistar International Corp. ("Navistar") was a significant detractor to performance. Navistar, a manufacturer of commercial and military vehicles and engines, declined during the period due to concerns over the feasibility and delivery of a new engine, and over its ability to meet fourth quarter guidance given weak truck orders. The Fund's exposure to Taiwan Semiconductor Manufacturing Co. Ltd. ("Taiwan Semiconductor") also detracted from returns. Taiwan Semiconductor issued disappointing guidance, which caused the stock price to fall. The Fund owns the security because it is an industry leader and has good exposure to the rebounding business cycle, which we believe offers growth potential in the global economic recovery.

The Fund did benefit from owning strong performers like Apple Inc. ("Apple") and CBS Corp. ("CBS"). Apple contributed significantly to returns. We believed in the growth prospects for the company, primarily due to its strong product cycles and the success of the iPhone despite the weak economy. We continue to see further upside potential for the stock with the launch of the iPad and the iPhone4, which we believe will add further value to the company's bottom line.

CBS was the Fund's strongest performer within consumer discretionary. We purchased CBS in May 2010 based on our belief that media companies were well poised to benefit from a recovery in advertising spending. We felt that concerns regarding the company's ability to meet its debt obligations, which had depressed its stock price, were overblown and expected the company's earnings outlook to improve given its substantial expense control efforts and continued market share growth.

Current Strategy & Outlook: Currently, the Fund is positioned in companies that we believe have strong or improving competitive positions, robust end markets or superior capital allocation opportunities. We believe each stock possesses an attractive valuation and a clear catalyst to improve it. Top holdings include Wal-Mart Stores Inc. ("Wal-Mart Stores"), PepsiCo Inc. ("PepsiCo") and Apple. Wal-Mart Stores is in the early phase of a project to improve the shopping experience it offers customers. We believe this project, along with overseas growth opportunities, will lead to better than expected results. Also in the consumer staples sector, we like PepsiCo as we believe the company will outperform over the next few months based on cost driven margin expansion, continued growth in its Frito-Lay business, and improving metrics in its North American beverages division. Within technology we like Apple, as noted above.

Industry Allocation
as of May 31, 2010
(as a percent of net assets)

Information Technology	21.2%
Financials	14.5%
Health Care	11.6%
Energy	11.4%
Industrials	10.6%
Consumer Discretionary	10.5%
Consumer Staples	9.3%
Telecommunication Services	3.7%
Materials	2.9%
Utilities	2.0%
Other Assets and Liabilities - Net*	2.3%
Net Assets	100.0%

*  Includes short-term investments related to ING Institutional Prime Money Market Fund - Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of May 31, 2010
(as a percent of net assets)

ExxonMobil Corp.	4.5%
Apple, Inc.	3.9%
Microsoft Corp.	3.5%
PepsiCo, Inc.	3.0%
Wal-Mart Stores, Inc.	2.8%
JP Morgan Chase & Co.	2.8%
Wells Fargo & Co.	2.6%
Bank of America Corp.	2.6%
Cisco Systems, Inc.	2.4%
Qualcomm, Inc.	2.3%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund - Class I.

Portfolio holdings are subject to change daily.

(1)  The S&P 500174 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING CORE EQUITY RESEARCH FUND

Average Annual Total Returns for the Periods Ended May 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class O February 6, 2009		Since Inception of Class W June 12, 2009
Including Sales Charge:
Class A(1)	8.38%	(0.27)%	(2.62)%	—		—
Class B(2)	9.11%	(0.24)%	(2.78)%	—		—
Class C(3)	13.11%	0.15%	(2.79)%	—		—
Class I	15.26%	1.16%	(1.80)%	—		—
Class O	14.97%	—	—	19.28%		—
Class W	—	—	—	—		12.44%
Excluding Sales Charge:
Class A	15.05%	0.92%	(2.04)%	—		—
Class B	14.11%	0.15%	(2.78)%	—		—
Class C	14.11%	0.15%	(2.79)%	—		—
Class I	15.26%	1.16%	(1.80)%	—		—
Class O	14.97%	—	—	19.28%		—
Class W	—	—	—	—		12.44%
S&P 500174 Index(4)	20.99%	0.31%	(0.82)%	25.96	%(5)	20.99	%(6)

Based on a $10,000 investment, the graph and table above illustrate the total return of ING Core Equity Research Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)  Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  The S&P 500174 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)  Since inception performance for the index is shown from February 1, 2009.

(6)  Since inception performance for the index is shown from June 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser. From March 1, 2004 to August 13, 2006, Wellington Management Company, LLP served as sub-adviser to the Fund. Effective August 14, 2006, ING Investment Management Co. began serving as sub-adviser to the Fund and the Fund's principal investment strategies were changed. Performance from March 1, 2004 through August 13, 2006 is attributable to Wellington Management Company, LLP.

ING CORPORATE LEADERS 100 FUND

PORTFOLIO MANAGERS' REPORT

ING Corporate Leaders 100 Fund (the "Fund" or "Corporate Leaders 100") seeks to outperform the Standard & Poor's 500174 Composite Stock Price Index(1) ("S&P 500174 Index"). Under normal market conditions, the Fund invests primarily in equity securities of issuers listed on the S&P 100 Index(2). The Fund is managed by Vincent Costa, Portfolio Manager, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2010, the Fund's Class A shares, excluding sales charges, provided a total return of 21.83% compared to the S&P 500174 Index, which returned 20.99%.

Portfolio Specifics: The Fund's investment strategy follows a strict quantitative approach. The Fund starts by holding equal-weighted positions in the stocks of the S&P 100 Index at the beginning of each calendar quarter (implying that each holding represents approximately 1% of the Fund). During the quarter, if the value of a security rises by more than 50%, the position size immediately gets reduced to 1%, and if the value of a security falls more than 30%, the position is eliminated. The Fund is rebalanced quarterly in order to realign the Fund's holdings to the initial 1% weightings.

During the reporting period, this strategy worked in the Fund's favor relative to the S&P 500174 Index, particularly within the energy, industrials and financials sectors. The healthcare sector, in contrast, acted as drag on results. In terms of individual holdings, top contributors on a relative basis included overweight positions in Regions Financial Corp., Ford Motor Co. and Capital One Financial Corp., while the biggest detractors included underweight positions in Apple Inc. and Microsoft Corp., and an overweight position in Monsanto Co.

Current Strategy and Outlook: As of the end of the reporting period, the Fund's largest sector overweightings were in consumer staples, industrials and materials. Its biggest underweightings were in technology, healthcare and financials. However, sector exposures are a function of the Fund's quantitative investment strategy and are not actively managed.

Industry Allocation
as of May 31, 2010
(as a percent of net assets)

Consumer Staples	14.9%
Financials	14.9%
Information Technology	13.7%
Industrials	11.9%
Consumer Discretionary	11.4%
Energy	9.8%
Health Care	8.4%
Materials	5.5%
Utilities	4.0%
Telecommunication Services	3.4%
Exchange-Traded Funds	1.2%
Other Assets and Liabilities - Net*	0.9%
Net Assets	100.0%

*  Includes short-term investments related to ING Institutional Prime Money Market Fund - Class I.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of May 31, 2010
(as a percent of net assets)

Sprint Nextel Corp.	1.4%
SPDR Trust Series 1	1.2%
Apple, Inc.	1.2%
Home Depot, Inc.	1.1%
EMC Corp.	1.1%
Sara Lee Corp.	1.1%
Lowe's Cos., Inc.	1.1%
Target Corp.	1.1%
ConocoPhillips	1.1%
Campbell Soup Co.	1.1%

Portfolio holdings are subject to change daily.

(1)  The S&P 500174 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)  The S&P 100 Index, a subset of the S&P 500174 Index, is a capitalization-weighted index based on 100 highly capitalized stocks for which options are listed. The S&P 100 Index measures large company U.S. stock market performance.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING CORPORATE LEADERS 100 FUND

Cumulative Total Returns for the Period Ended May 31, 2010
	1 Year	Since Inception of Classes A, B, C, I and W June 30, 2008
Including Sales Charge:
Class A(1)	14.88%	(6.36)%
Class B(2)	16.15%	(6.08)%
Class C(3)	20.29%	(4.00)%
Class I	22.07%	(3.25)%
Class W	22.17%	(3.14)%
Excluding Sales Charge:
Class A	21.83%	(3.42)%
Class B	21.15%	(4.09)%
Class C	21.29%	(4.00)%
Class I	22.07%	(3.25)%
Class W	22.17%	(3.14)%
S&P 500174 Index(4)	20.99%	(5.85	)%(5)

Based on a $10,000 investment, the graph and table above illustrate the total return of ING Corporate Leaders 100 Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, for 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500174 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) Since inception performance for index is shown from July 1, 2008.

ING SMALL COMPANY FUND

PORTFOLIO MANAGERS' REPORT

ING Small Company Fund (the "Fund") seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Fund is managed by Joseph Basset, CFA, and Steve Salopek, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2010, the Fund's Class A shares, excluding sales charges, provided a total return of 31.61% compared to the Russell 2000174 Index(1), which returned 33.62%, for the same period.

Portfolio Specifics: Rallies during the reporting period were led by low market capitalization and low quality stocks, the same factors that have driven performance since the low on March 9, 2009. This type of market environment has been a headwind for active managers, who tend to have higher quality, higher market capitalization biases to their portfolios. The market reversed course in May, as higher market capitalization and higher quality companies outperformed lower market capitalization and lower quality stocks. The Russell Mid Cap Index outperformed small- and large-caps for the period. Small-caps outperformed large-caps, as measured by the Russell 2000174 and Russell 1000174 indices.

Stock selection within healthcare, industrials and consumer staples contributed most to the Fund's performance over the period. Notable outperformance within healthcare was due to strong stock selection within biotechnology and healthcare providers and services. Industrials benefited from stock selection within machinery and air freight and logistics. The food products sub-sector was the largest contributor to performance within the consumer staples sector.

Stock selection within the consumer discretionary, financials and materials sectors detracted most from performance. In consumer discretionary, returns were held back due to stock selection within household durables and hotels, restaurants and leisure. Within financials, stock selection within thrifts and mortgage finance and real estate investment trusts detracted from performance. In the materials sector, selection within chemicals and metals and mining detracted the most from performance.

Avocent Corp. ("Avocent") and Polycom Inc. ("Polycom") contributed significantly to performance over the period. Avocent, which provides infrastructure management software and hardware, was acquired by Emerson Electric in December 2009 for $1.2 billion, a 22% premium. The acquisition is expected to help Emerson Electric offer total infrastructure management solutions to its data center customers.

Polycom provides communication solutions to enterprise, government, education and healthcare customers. A new head of sales combined with several new products drove better than expected revenue and bookings growth throughout the year. The Fund continues to hold the stock, as the head of sales was recently named CEO and the company continues to demonstrate sales momentum and market share gains.

Verigy Ltd. ("Verigy") and Jack in the Box Inc. ("Jack in the Box") were the two largest detractors from performance over the period. Verigy manufactures advanced test systems for the semiconductor industry. The company reported earnings in line with estimates for its January quarter; however, guidance for their April quarter was below expectations. The Fund continues to hold a position in this company; we anticipate improvement in fundamentals in the memory test business.

Jack in the Box is a quick service restaurant that owns and franchises both Jack in the Box and Qdoba Mexican Grill restaurants. The stock sold off due to concerns about the company's future performance, given its heavy concentration in California and the difficult economy. The Fund continues to hold the stock, however, as the company's fundamentals compare favorably to its peers and we believe that the business will improve as the economy improves.

Current Strategy & Outlook: We believe that the economy will continue to improve but that growth will be slow. We believe the Fund is well positioned for this type of market environment, as we remain focused on companies that we believe have strong managements, strong balance sheets and good cash flow generation capabilities. Although the performance of lower quality, higher risk stocks has begun to wane, we believe that higher quality companies are still more attractive on a relative valuation basis. We remain less focused on purely cyclical stocks. We continue to take advantage of the volatility in the market to invest in quality companies that we perceive to be attractively valued.

Industry Allocation
as of May 31, 2010
(as a percent of net assets)

Financials	21.7%
Information Technology	16.2%
Industrials	15.4%
Consumer Discretionary	13.4%
Health Care	10.6%
Energy	4.7%
Materials	4.7%
Utilities	4.2%
Exchange-Traded Funds	2.4%
Consumer Staples	2.3%
Telecommunication Services	1.5%
Other Assets and Liabilities - Net*	2.9%
Net Assets	100.0%

*  Includes short-term investments related to ING Institutional Prime Money Market Fund - Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of May 31, 2010
(as a percent of net assets)

iShares Russell 2000 Index Fund	1.6%
Platinum Underwriters Holdings Ltd.	1.1%
Cleco Corp.	1.1%
OfficeMax, Inc.	1.1%
Healthsouth Corp.	1.1%
Watsco, Inc.	1.1%
Collective Brands, Inc.	1.0%
Wolverine World Wide, Inc.	1.0%
Silgan Holdings, Inc.	1.0%
Dress Barn, Inc.	1.0%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund - Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

(1)  The Russell 2000174 Index consists of the smallest 2,000 companies in the Russell 3000174 Index. The Russell 3000174 Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING SMALL COMPANY FUND

Average Annual Total Returns for the Periods Ended May 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class O June 4, 2008		Since Inception of Class W June 12, 2009
Including Sales Charge:
Class A(1)	24.07%	3.78%	3.80%	—		—
Class B(2)	25.70%	4.00%	3.64%	—		—
Class C(3)	29.71%	4.26%	3.63%	—		—
Class I	32.05%	5.28%	4.68%	—		—
Class O	31.64%	—	—	(4.00)%		—
Class W	—	—	—	—		27.79%
Excluding Sales Charge:
Class A	31.61%	5.01%	4.42%	—		—
Class B	30.70%	4.23%	3.64%	—		—
Class C	30.71%	4.26%	3.63%	—		—
Class I	32.05%	5.28%	4.68%	—		—
Class O	31.64%	—	—	(4.00)%		—
Class W	—	—	—	—		27.79%
Russell 2000174 Index(4)	33.62%	2.77%	4.71%	(4.53	)%(5)	33.62	%(6)

Based on a $10,000 investment, the graph and table above illustrate the total return of ING Small Company Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Russell 2000174 Index consists of the smallest 2,000 companies in the Russell 3000174 Index. The Russell 3000174 Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(5) Since inception performance for index is shown from June 1, 2008.

(6) Since inception performance for index is shown from June 1, 2009.

ING TACTICAL ASSET ALLOCATION FUND

PORTFOLIO MANAGERS' REPORT

ING Tactical Asset Allocation Fund (the "Fund") seeks to outperform the Standard & Poor's 500174 Composite Stock Price Index(1) ("S&P 500174 Index"). The Fund is managed by Paul Zemsky, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2010, the Fund's Class I shares provided a total return of 17.91% compared to the S&P 500174 Index, which returned 20.99% for the same period.

Portfolio Specifics: The Fund provides exposure to large-cap U.S. equities exclusively for ING funds-of-funds.

The Fund seeks to outperform the S&P 500174 Index by engaging in a global tactical asset allocation overlay strategy. The strategy uses a quantitative model to allocate assets among different asset classes, including stocks and bonds of various regions. The model, updated monthly, is based on three sets of factors: macroeconomics, valuation and momentum. The Fund holds the stocks of the S&P 500174 Index at all times and utilizes the overlay strategy to provide long and short exposure to various regional stock and bond markets according to their perceived attractiveness, which is accomplished through the use of futures.

For the period, the overlay strategy detracted from Fund performance, particularly through our average long equities exposure for the period. Within the overlay strategy, country and asset class exposures can vary from month to month; their average effects on the overlay for the entire reporting period may therefore diverge from the results of those countries and asset classes taken individually. During the period, the overlay's average short equity exposures in the Netherlands, Sweden and the U.K. negatively affected performance. However, the overlay's average long exposure to equities in Singapore, the United States and Hong Kong had favorable results. An average short exposure to Swiss bonds was a drag that was offset by an average short exposure to U.S. bonds. As of May 31, 2010, we continued to position the Fund with long exposure to equities and short exposure to bonds.

Current Strategy & Outlook: We have believed for some time that the U.S. and world economies would make a successful shift from an initial recovery phase supported by stimulative policy and inventory rebuilding to a more sustainable expansion driven by final demand. In our view, this remains the most likely global outcome for 2010 and 2011, yet financial markets remain skeptical about this transition.

Global financial markets have been volatile in recent months due in part to concerns arising out of the European debt crisis. Investors are concerned that the crisis could spark financial dislocations such as those seen in the fall of 2008; this has led to renewed spread widening in credit markets and strains in the interbank funding markets. Investors also fear that the fiscal tightening the crisis has prompted may choke off economic recovery in Europe. We do not believe that either outcome is likely, but it may be hard for stock markets to rise materially until these concerns diminish.

Industry Allocation
as of May 31, 2010
(as a percent of net assets)

Information Technology	17.5%
Financials	15.1%
Health Care	10.9%
Consumer Staples	10.5%
Energy	10.0%
Consumer Discretionary	9.8%
Industrials	9.8%
Materials	3.3%
Utilities	3.3%
Telecommunication Services	2.6%
Other Assets and Liabilities - Net*	7.2%
Net Assets	100.0%

*  Includes short-term investments related to ING Institutional Prime Money Market Fund - Class I.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of May 31, 2010
(as a percent of net assets)

ExxonMobil Corp.	2.7%
Apple, Inc.	2.2%
Microsoft Corp.	1.9%
Procter & Gamble Co.	1.7%
General Electric Co.	1.7%
Johnson & Johnson	1.5%
International Business Machines Corp.	1.5%
Bank of America Corp.	1.5%
JP Morgan Chase & Co.	1.5%
Wells Fargo & Co.	1.4%

Portfolio holdings are subject to change daily.

(1)  The S&P 500174 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING TACTICAL ASSET ALLOCATION FUND

Average Annual Total Returns for the Periods Ended May 31, 2010
	1 Year	Since Inception of Class I March 28, 2008
Class I	17.91%	(10.52)%
S&P 500174 Index(1)	20.99%	(6.39	)%(2)

Based on a $250,000 investment, the graph and table above illustrate the total return of ING Tactical Asset Allocation Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) The S&P 500174 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2) Since inception performance for index is shown from April 1, 2008.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2009 to May 31, 2010. The Funds' expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% Return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
ING Balanced Fund	Beginning Account Value December 1, 2009	Ending Account Value May 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2010*	Beginning Account Value December 1, 2009	Ending Account Value May 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2010*
Class A	$1,000.00	$1,036.70	1.23%	$6.25	$1,000.00	$1,018.80	1.23%	$6.19
Class B	1,000.00	1,032.70	1.98	10.03	1,000.00	1,015.06	1.98	9.95
Class C	1,000.00	1,032.10	1.98	10.03	1,000.00	1,015.06	1.98	9.95
Class I	1,000.00	1,037.00	0.98	4.98	1,000.00	1,020.04	0.98	4.94
Class O	1,000.00	1,035.90	1.23	6.24	1,000.00	1,018.80	1.23	6.19
ING Core Equity Research Fund
Class A	$1,000.00	$983.70	1.08%	$5.34	$1,000.00	$1,019.55	1.08%	$5.44
Class B	1,000.00	980.40	1.83	9.04	1,000.00	1,015.81	1.83	9.20
Class C	1,000.00	980.30	1.83	9.04	1,000.00	1,015.81	1.83	9.20
Class I	1,000.00	984.90	0.83	4.11	1,000.00	1,020.79	0.83	4.18
Class O	1,000.00	983.70	1.08	5.34	1,000.00	1,019.55	1.08	5.44
Class W	1,000.00	984.90	0.83	4.11	1,000.00	1,020.79	0.83	4.18

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
ING Corporate Leaders 100 Fund	Beginning Account Value December 1, 2009	Ending Account Value May 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2010*	Beginning Account Value December 1, 2009	Ending Account Value May 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2010*
Class A	$1,000.00	$1,004.20	0.90%	$4.50	$1,000.00	$1,020.44	0.90%	$4.53
Class B	1,000.00	999.90	1.65	8.23	1,000.00	1,016.70	1.65	8.30
Class C	1,000.00	1,000.80	1.65	8.23	1,000.00	1,016.70	1.65	8.30
Class I	1,000.00	1,004.00	0.65	3.25	1,000.00	1,021.69	0.65	3.28
Class W	1,000.00	1,005.10	0.65	3.25	1,000.00	1,021.69	0.65	3.28
ING Small Company Fund
Class A	$1,000.00	$1,134.80	1.47%	$7.82	$1,000.00	$1,017.60	1.47%	$7.39
Class B	1,000.00	1,130.70	2.22	11.79	1,000.00	1,013.86	2.22	11.15
Class C	1,000.00	1,130.80	2.22	11.79	1,000.00	1,013.86	2.22	11.15
Class I	1,000.00	1,136.10	1.22	6.50	1,000.00	1,018.85	1.22	6.14
Class O	1,000.00	1,135.00	1.47	7.82	1,000.00	1,017.60	1.47	7.39
Class W	1,000.00	1,136.10	1.22	6.50	1,000.00	1,018.85	1.22	6.14
ING Tactical Asset Allocation Fund
Class I	$1,000.00	$972.30	0.70%	$3.44	$1,000.00	$1,021.44	0.70%	$3.53

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
ING Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Balanced Fund, ING Core Equity Research Fund (formerly, ING Growth and Income Fund), ING Corporate Leaders 100 Fund, ING Small Company Fund, and ING Tactical Asset Allocation Fund, each a series of ING Series Fund, Inc., as of May 31, 2010, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of May 31, 2010, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 23, 2010

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2010

	ING Balanced Fund	ING Core Equity Research Fund	ING Corporate Leaders 100 Fund
ASSETS:
Investments in securities at value+*	$125,056,878	$363,395,536	$9,123,395
Short-term investments**	4,291,459	227,137	—
Short-term investments in affiliates***	3,950,000	10,190,000	40,000
Cash	—	139,995	431
Cash collateral for futures	557,000	—	—
Foreign currencies at value****	868	—	—
Receivables:
Investment securities sold	711,023	6,566,797	—
Investment securities sold on a delayed-delivery or when-issued basis	4,670,388	—	—
Fund shares sold	122,048	113,573	135
Dividends and interest	582,322	759,202	22,544
Unrealized appreciation on forward foreign currency contracts	88,358	—	—
Upfront payments made on swap agreements	83,521	—	—
Unrealized appreciation on swap agreements	33,028	—	—
Prepaid expenses	20,807	23,040	36,116
Reimbursement due from manager	5,030	67,319	6,561
Total assets	140,172,730	381,482,599	9,229,182
LIABILITIES:
Payable for investment securities purchased	1,215,279	8,121,868	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	9,103,282	—	—
Payable for fund shares redeemed	151,478	344,120	—
Payable upon receipt of securities loaned	4,354,994	273,600	—
Unrealized depreciation on forward foreign currency contracts	8,063	—	—
Upfront payments received on swap agreements	52,213	—	—
Unrealized depreciation on swap agreements	114,510	—	—
Payable to affiliates	114,265	333,767	6,287
Payable to custodian due to bank overdraft	27,457	—	—
Payable for directors fees	8,749	13,313	905
Other accrued expenses and liabilities	165,285	316,702	17,144
Total liabilities	15,315,575	9,403,370	24,336
NET ASSETS	$124,857,155	$372,079,229	$9,204,846
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$169,329,439	$473,836,217	$8,903,523
Undistributed net investment income	1,217,897	305,552	46,650
Accumulated net realized loss	(53,759,959)	(132,252,316)	(2,046,662)
Net unrealized appreciation	8,069,778	30,189,776	2,301,335
NET ASSETS	$124,857,155	$372,079,229	$9,204,846
+ Including securities loaned at value	$4,263,768	$261,178	$—
* Cost of investments in securities	$116,951,427	$333,158,059	$6,822,060
** Cost of short-term investments	$4,354,994	$273,600	$—
*** Cost of short-term investments in affiliates	$3,950,000	$10,190,000	$40,000
**** Cost of foreign currencies	$853	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2010 (CONTINUED)

	ING Balanced Fund	ING Core Equity Research Fund	ING Corporate Leaders 100 Fund
Class A:
Net Assets	$55,819,500	$294,789,781	$6,832,166
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	5,723,791	29,456,905	746,528
Net asset value and redemption price per share	$9.75	$10.01	$9.15
Maximum offering price per share (5.75%)(1)	$10.34	$10.62	$9.71
Class B:
Net Assets	$8,668,436	$10,828,897	$202,980
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	897,935	1,101,659	22,305
Net asset value, redemption price and maximum offering price per share(2)	$9.65	$9.83	$9.10
Class C:
Net Assets	$22,619,250	$10,500,353	$600,215
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,345,200	1,074,423	65,983
Net asset value, redemption price and maximum offering price per share(2)	$9.64	$9.77	$9.10
Class I:
Net Assets	$14,139,497	$42,057,474	$62,055
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,452,451	4,187,515	6,779
Net asset value, redemption price and maximum offering price per share	$9.73	$10.04	$9.15
Class O:
Net Assets	$23,610,472	$13,899,387	n/a
Shares authorized	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	n/a
Shares outstanding	2,435,958	1,389,901	n/a
Net asset value, redemption price and maximum offering price per share	$9.69	$10.00	n/a
Class W:
Net Assets	n/a	$3,337	$1,507,430
Shares authorized	n/a	100,000,000	100,000,000
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	332	164,375
Net asset value, redemption price and maximum offering price per share	n/a	$10.05	$9.17

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2010

	ING Small Company Fund	ING Tactical Asset Allocation Fund
ASSETS:
Investments in securities at value+*	$147,583,626	$69,687,042
Short-term investments**	5,621,006	—
Short-term investments in affiliates***	4,342,000	1,053,000
Cash	232	8,762
Cash collateral for futures	—	980,954
Foreign cash collateral for futures****	—	2,858,642
Receivables:
Investment securities sold	2,146,628	—
Fund shares sold	293,039	413,420
Dividends and interest	144,277	165,123
Prepaid expenses	27,536	13,521
Total assets	160,158,344	75,180,464
LIABILITIES:
Payable for investment securities purchased	2,004,421	—
Payable for fund shares redeemed	261,406	27,737
Payable upon receipt of securities loaned	5,642,048	—
Payable to affiliates	149,318	39,930
Payable for directors fees	5,897	4,690
Other accrued expenses and liabilities	107,728	39,650
Total liabilities	8,170,818	112,007
NET ASSETS	$151,987,526	$75,068,457
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$174,957,746	$104,309,818
Distributions in excess of net investment income	—	(230,087)
Accumulated net realized loss	(21,302,792)	(22,391,966)
Net unrealized depreciation	(1,667,428)	(6,619,308)
NET ASSETS	$151,987,526	$75,068,457
+ Including securities loaned at value	$5,418,184	$—
* Cost of investments in securities	$149,230,012	$75,684,471
** Cost of short-term investments	$5,642,048	$—
*** Cost of short-term investments in affiliates	$4,342,000	$1,053,000
**** Cost of foreign cash collateral for futures	$—	$2,834,676

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2010 (CONTINUED)

	ING Small Company Fund	ING Tactical Asset Allocation Fund
Class A:
Net Assets	$80,059,990	n/a
Shares authorized	100,000,000	n/a
Par value	$0.001	n/a
Shares outstanding	6,841,120	n/a
Net asset value and redemption price per share	$11.70	n/a
Maximum offering price per share (5.75%)(1)	$12.41	n/a
Class B:
Net Assets	$3,164,004	n/a
Shares authorized	100,000,000	n/a
Par value	$0.001	n/a
Shares outstanding	285,774	n/a
Net asset value, redemption price and maximum offering price per share(2)	$11.07	n/a
Class C:
Net Assets	$6,895,417	n/a
Shares authorized	100,000,000	n/a
Par value	$0.001	n/a
Shares outstanding	628,209	n/a
Net asset value, redemption price and maximum offering price per share(2)	$10.98	n/a
Class I:
Net Assets	$60,026,749	$75,068,457
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	4,728,958	9,720,033
Net asset value, redemption price and maximum offering price per share	$12.69	$7.72
Class O:
Net Assets	$1,519,816	n/a
Shares authorized	100,000,000	n/a
Par value	$0.001	n/a
Shares outstanding	129,963	n/a
Net asset value, redemption price and maximum offering price per share	$11.69	n/a
Class W:
Net Assets	$321,550	n/a
Shares authorized	100,000,000	n/a
Par value	$0.001	n/a
Shares outstanding	25,340	n/a
Net asset value, redemption price and maximum offering price per share	$12.69	n/a

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2010

	ING Balanced Fund	ING Core Equity Research Fund	ING Corporate Leaders 100 Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$1,564,920	$5,997,564	$208,401
Interest	2,574,111	3,944	—
Securities lending income, net	57,302	12,080	—
Total investment income	4,196,333	6,013,588	208,401
EXPENSES:
Investment management fees	967,876	2,614,158	37,741
Distribution and service fees:
Class A	140,896	772,335	15,879
Class B	115,243	149,724	1,792
Class C	235,671	112,048	13,896
Class O	58,833	31,933	—
Transfer agent fees	238,470	581,017	5,880
Administrative service fees	103,241	306,360	9,435
Shareholder reporting expense	87,135	163,050	1,478
Registration fees	58,916	49,606	65,459
Professional fees	26,350	96,375	13,666
Custody and accounting expense	83,735	46,234	1,471
Directors fees	8,770	22,475	900
Offering expense	—	—	480
Interest expense	65	—	—
Miscellaneous expense	19,290	40,830	4,237
Total expenses	2,144,491	4,986,145	172,314
Net waived and reimbursed fees	(327,841)	(741,987)	(79,657)
Net expenses	1,816,650	4,244,158	92,657
Net investment income	2,379,683	1,769,430	115,744
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Investments	9,192,293	52,170,873	617,247
Foreign currency related transactions	151,981	162	—
Futures	98,202	44,805	—
Swaps	51,063	—	—
Written options	77,800	—	—
Net realized gain	9,571,339	52,215,840	617,247
Net change in unrealized appreciation or depreciation on:
Investments	9,523,452	(2,558,009)	1,051,623
Foreign currency related transactions	99,768	(1,237)	—
Futures	(12,497)	—	—
Swaps	(39,048)	—	—
Net change in unrealized appreciation or depreciation	9,571,675	(2,559,246)	1,051,623
Net realized and unrealized gain	19,143,014	49,656,594	1,668,870
Increase in net assets resulting from operations	$21,522,697	$51,426,024	$1,784,614
* Foreign taxes withheld	$196	$134,743	$49
(1) Dividends from affiliates	$7,954	$11,506	$32

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2010

	ING Small Company Fund	ING Tactical Asset Allocation Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$1,605,137	$1,529,500
Interest	1,785	8,608
Securities lending income, net	9,902	—
Total investment income	1,616,824	1,538,108
EXPENSES:
Investment management fees	1,006,497	358,243
Distribution and service fees:
Class A	200,845	—
Class B	27,579	—
Class C	56,377	—
Class O	2,813	—
Transfer agent fees	161,667	230
Administrative service fees	94,730	79,609
Shareholder reporting expense	30,409	16,475
Registration fees	61,471	23,078
Professional fees	28,975	25,696
Custody and accounting expense	36,249	20,185
Directors fees	6,056	6,319
Interest expense	885	136
Miscellaneous expense	15,677	9,982
Total expenses	1,730,230	539,953
Net recouped (waived and reimbursed) fees	(1,859)	18,217
Net expenses	1,728,371	558,170
Net investment income (loss)	(111,547)	979,938
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	10,427,034	(3,933,530)
Foreign currency related transactions	—	(32,634)
Futures	—	498,847
Net realized gain (loss)	10,427,034	(3,467,317)
Net change in unrealized appreciation or depreciation on:
Investments	17,818,571	16,403,500
Foreign currency related transactions	—	(166,894)
Futures	—	(695,321)
Net change in unrealized appreciation or depreciation	17,818,571	15,541,285
Net realized and unrealized gain	28,245,605	12,073,968
Increase in net assets resulting from operations	$28,134,058	$13,053,906
* Foreign taxes withheld	$1,611	$299
(1) Dividends from affiliates	$3,870	$2,425

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Balanced Fund		ING Core Equity Research Fund
	Year Ended May 31, 2010	Year Ended May 31, 2009	Year Ended May 31, 2010	Year Ended May 31, 2009
FROM OPERATIONS:
Net investment income	$2,379,683	$3,501,686	$1,769,430	$3,290,012
Net realized gain (loss)	9,571,339	(48,248,993)	52,215,840	(111,070,861)
Net change in unrealized appreciation or depreciation	9,571,675	(11,693,931)	(2,559,246)	3,852,942
Increase (decrease) in net assets resulting from operations	21,522,697	(56,441,238)	51,426,024	(103,927,907)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,465,102)	(2,314,105)	(2,356,378)	(3,067,338)
Class B	(247,923)	(558,592)	(29,356)	(41,185)
Class C	(466,656)	(783,879)	(22,985)	(26,454)
Class I	(398,382)	(630,956)	(277,719)	(280,238)
Class O	(619,773)	(948,743)	(95,490)	—
Class W	—	—	(32)	—
Net realized gains:
Class A	—	(26,772)	—	—
Class B	—	(8,583)	—	—
Class C	—	(12,105)	—	—
Class I	—	(6,841)	—	—
Class O	—	(10,959)	—	—
Total distributions	(3,197,836)	(5,301,535)	(2,781,960)	(3,415,215)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	11,026,744	14,435,371	50,408,270	18,512,069
Proceeds from shares issued in merger (Note 14)	—	—	—	107,606,061
Reinvestment of distributions	2,052,884	3,783,656	2,333,340	3,051,299
	13,079,628	18,219,027	52,741,610	129,169,429
Cost of shares redeemed	(29,648,260)	(57,891,430)	(68,970,144)	(58,837,474)
Net increase (decrease) in net assets resulting from capital share transactions	(16,568,632)	(39,672,403)	(16,228,534)	70,331,955
Net increase (decrease) in net assets	1,756,229	(101,415,176)	32,415,530	(37,011,167)
NET ASSETS:
Beginning of year	123,100,926	224,516,102	339,663,699	376,674,866
End of year	$124,857,155	$123,100,926	$372,079,229	$339,663,699
Undistributed net investment income at end of year	$1,217,897	$1,737,217	$305,552	$1,316,821

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Corporate Leaders 100 Fund		ING Small Company Fund
	Year Ended May 31, 2010	June 30, 2008(1) to May 31, 2009	Year Ended May 31, 2010	Year Ended May 31, 2009
FROM OPERATIONS:
Net investment income (loss)	$115,744	$95,839	$(111,547)	$36,099
Net realized gain (loss)	617,247	(2,663,909)	10,427,034	(25,736,722)
Net change in unrealized appreciation or depreciation	1,051,623	1,249,712	17,818,571	(20,080,240)
Increase (decrease) in net assets resulting from operations	1,784,614	(1,318,358)	28,134,058	(45,780,863)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(77,857)	(43,967)	—	—
Class B	(1,203)	(610)	—	—
Class C	(11,002)	(10,739)	—	—
Class I	(817)	(25)	—	—
Class W	(20,398)	(3,470)	—	—
Net realized gains:
Class A	—	—	—	(2,929,707)
Class B	—	—	—	(107,900)
Class C	—	—	—	(143,169)
Class I	—	—	—	(556,532)
Class O	—	—	—	(7,211)
Total distributions	(111,277)	(58,811)	—	(3,744,519)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,058,487	9,848,859	68,635,595	99,663,334
Proceeds from shares issued in merger (Note 14)	—	—	17,650,964	—
Reinvestment of distributions	51,134	20,778	—	2,418,234
	2,109,621	9,869,637	86,286,559	102,081,568
Cost of shares redeemed	(2,246,274)	(824,306)	(56,910,525)	(57,720,282)
Net increase (decrease) in net assets resulting from capital share transactions	(136,653)	9,045,331	29,376,034	44,361,286
Net increase (decrease) in net assets	1,536,684	7,668,162	57,510,092	(5,164,096)
NET ASSETS:
Beginning of year	7,668,162	—	94,477,434	99,641,530
End of year	$9,204,846	$7,668,162	$151,987,526	$94,477,434
Undistributed net investment income at end of year	$46,650	$42,183	$—	$—

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Tactical Asset Allocation Fund
	Year Ended May 31, 2010	Year Ended May 31, 2009
FROM OPERATIONS:
Net investment income	$979,938	$1,377,709
Net realized loss	(3,467,317)	(21,146,589)
Net change in unrealized appreciation or depreciation	15,541,285	(23,946,747)
Increase (decrease) in net assets resulting from operations	13,053,906	(43,715,627)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(469,160)	(868,799)
Total distributions	(469,160)	(868,799)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,563,968	24,120,594
Reinvestment of distributions	469,160	862,531
	9,033,128	24,983,125
Cost of shares redeemed	(18,559,212)	(26,754,600)
Net decrease in net assets resulting from capital share transactions	(9,526,084)	(1,771,475)
Net increase (decrease) in net assets	3,058,662	(46,355,901)
NET ASSETS:
Beginning of year	72,009,795	118,365,696
End of year	$75,068,457	$72,009,795
Distributions in excess of net investment income at end of year	$(230,087)	$(1,518,814)

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)		($)
ING Balanced Fund
Class A
05-31-10	8.46	0.19	•	1.34	1.53	0.24	—		—
05-31-09	11.98	0.24		(3.42)	(3.18)	0.34	0.00	*	—
05-31-08	13.25	0.28		(0.95)	(0.67)	0.27	0.33		—
05-31-07	11.83	0.24	•	1.49	1.73	0.22	0.09		—
05-31-06	12.35	0.18		0.30	0.48	0.17	0.83		—
Class B
05-31-10	8.37	0.12	•	1.33	1.45	0.17	—		—
05-31-09	11.82	0.19		(3.40)	(3.21)	0.24	0.00	*	—
05-31-08	13.08	0.17	•	(0.93)	(0.76)	0.17	0.33		—
05-31-07	11.68	0.14		1.48	1.62	0.13	0.09		—
05-31-06	12.21	0.07		0.31	0.38	0.08	0.83		—
Class C
05-31-10	8.37	0.12	•	1.33	1.45	0.18	—		—
05-31-09	11.84	0.17		(3.38)	(3.21)	0.26	0.00	*	—
05-31-08	13.10	0.17	•	(0.93)	(0.76)	0.17	0.33		—
05-31-07	11.69	0.15	•	1.48	1.63	0.13	0.09		—
05-31-06	12.22	0.09	•	0.29	0.38	0.08	0.83		—
Class I
05-31-10	8.45	0.21	•	1.34	1.55	0.27	—		—
05-31-09	11.96	0.26	•	(3.40)	(3.14)	0.37	0.00	*	—
05-31-08	13.24	0.31		(0.95)	(0.64)	0.31	0.33		—
05-31-07	11.82	0.27	•	1.50	1.77	0.26	0.09		—
05-31-06	12.34	0.21		0.30	0.51	0.20	0.83		—
Class O
05-31-10	8.41	0.19		1.33	1.52	0.24	—		—
05-31-09	11.91	0.24		(3.40)	(3.16)	0.34	0.00	*	—
05-31-08	13.19	0.27	•	(0.94)	(0.67)	0.28	0.33		—
05-31-07	11.78	0.24	•	1.49	1.73	0.23	0.09		—
05-31-06	12.31	0.18	•	0.29	0.47	0.17	0.83		—
ING Core Equity Research Fund
Class A
05-31-10	8.77	0.05		1.26	1.31	0.07	—		—
05-31-09	12.74	0.11		(3.96)	(3.85)	0.12	—		—
05-31-08	13.46	0.15	•	(0.78)	(0.63)	0.09	—		—
05-31-07	11.05	0.12		2.46	2.58	0.17	—		—
05-31-06	10.15	0.19	•	0.89	1.08	0.18	—		—
Class B
05-31-10	8.63	(0.02)		1.24	1.22	0.02	—		—
05-31-09	12.50	0.04	•	(3.88)	(3.84)	0.03	—		—
05-31-08	13.24	0.05	•	(0.77)	(0.72)	0.02	—		—
05-31-07	10.87	0.02		2.44	2.46	0.09	—		—
05-31-06	10.00	0.11		0.87	0.98	0.11	—		—
Class C
05-31-10	8.58	(0.02)		1.23	1.21	0.02	—		—
05-31-09	12.46	0.04	•	(3.88)	(3.84)	0.04	—		—
05-31-08	13.20	0.05	•	(0.76)	(0.71)	0.03	—		—
05-31-07	10.84	0.02		2.43	2.45	0.09	—		—
05-31-06	9.96	0.12		0.86	0.98	0.10	—		—
Class I
05-31-10	8.80	0.07		1.27	1.34	0.10	—		—
05-31-09	12.79	0.13		(3.97)	(3.84)	0.15	—		—
05-31-08	13.50	0.17		(0.77)	(0.60)	0.11	—		—
05-31-07	11.08	0.15	•	2.47	2.62	0.20	—		—
05-31-06	10.18	0.22	•	0.89	1.11	0.21	—		—

				Ratios to average net assets							Supplemental data
	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Balanced Fund
Class A
05-31-10	0.24	9.75	18.49	1.49	1.23	†	1.23	†	2.02	†	55,820	287
05-31-09	0.34	8.46	(26.67)	1.48	1.23	†	1.23	†	2.51	†	51,959	329
05-31-08	0.60	11.98	(5.15)	1.45	1.23	†	1.23	†	2.13	†	90,471	253
05-31-07	0.31	13.25	14.89	1.35	1.29	†	1.29	†	1.95	†	122,023	268
05-31-06	1.00	11.83	3.96	1.40	1.40		1.40		1.43		89,596	309
Class B
05-31-10	0.17	9.65	17.56	2.24	1.98	†	1.98	†	1.27	†	8,668	287
05-31-09	0.24	8.37	(27.19)	2.23	1.98	†	1.98	†	1.76	†	13,576	329
05-31-08	0.50	11.82	(5.93)	2.20	1.98	†	1.98	†	1.38	†	36,415	253
05-31-07	0.22	13.08	14.00	2.10	2.04	†	2.04	†	1.21	†	61,798	268
05-31-06	0.91	11.68	3.19	2.15	2.15		2.15		0.69		34,224	309
Class C
05-31-10	0.18	9.64	17.56	2.24	1.98	†	1.98	†	1.27	†	22,619	287
05-31-09	0.26	8.37	(27.22)	2.23	1.98	†	1.98	†	1.76	†	22,866	329
05-31-08	0.50	11.84	(5.88)	2.20	1.98	†	1.98	†	1.38	†	40,705	253
05-31-07	0.22	13.10	14.03	2.10	2.04	†	2.04	†	1.22	†	53,801	268
05-31-06	0.91	11.69	3.14	2.15	2.15		2.15		0.72		13,678	309
Class I
05-31-10	0.27	9.73	18.68	1.24	0.98	†	0.98	†	2.27	†	14,139	287
05-31-09	0.37	8.45	(26.41)	1.23	0.98	†	0.98	†	2.82	†	12,883	329
05-31-08	0.64	11.96	(4.97)	1.20	0.98	†	0.98	†	2.38	†	21,090	253
05-31-07	0.35	13.24	15.22	1.10	1.04	†	1.04	†	2.18	†	30,305	268
05-31-06	1.03	11.82	4.23	1.15	1.15		1.15		1.67		35,141	309
Class O
05-31-10	0.24	9.69	18.48	1.49	1.23	†	1.23	†	2.02	†	23,610	287
05-31-09	0.34	8.41	(26.65)	1.48	1.23	†	1.23	†	2.51	†	21,816	329
05-31-08	0.61	11.91	(5.22)	1.45	1.23	†	1.23	†	2.14	†	35,835	253
05-31-07	0.32	13.19	14.92	1.35	1.29	†	1.29	†	1.96	†	36,595	268
05-31-06	1.00	11.78	3.94	1.40	1.40		1.40		1.45		24,009	309
ING Core Equity Research Fund
Class A
05-31-10	0.07	10.01	15.05	1.27	1.08	†	1.08	†	0.50	†	294,790	124
05-31-09	0.12	8.77	(30.28)	1.25	1.08	†	1.08	†	1.19	†	283,003	177
05-31-08	0.09	12.74	(4.69)	1.34	1.11	†	1.11	†	1.18	†	324,594	221
05-31-07	0.17	13.46	23.65	1.25	1.25	†	1.25	†	0.98	†	58,025	181
05-31-06	0.18	11.05	10.76	1.27	1.27		1.27		1.84		50,656	23
Class B
05-31-10	0.02	9.83	14.11	2.02	1.83	†	1.83	†	(0.23	)†	10,829	124
05-31-09	0.03	8.63	(30.77)	2.00	1.83	†	1.83	†	0.43	†	17,009	177
05-31-08	0.02	12.50	(5.47)	2.09	1.90	†	1.90	†	0.40	†	21,211	221
05-31-07	0.09	13.24	22.76	2.00	2.00	†	2.00	†	0.21	†	11,837	181
05-31-06	0.11	10.87	9.89	2.02	2.02		2.02		1.07		8,700	23
Class C
05-31-10	0.02	9.77	14.11	2.02	1.83	†	1.83	†	(0.24	)†	10,500	124
05-31-09	0.04	8.58	(30.82)	2.00	1.83	†	1.83	†	0.47	†	10,820	177
05-31-08	0.03	12.46	(5.42)	2.09	1.89	†	1.89	†	0.39	†	7,409	221
05-31-07	0.09	13.20	22.72	2.00	2.00	†	2.00	†	0.21	†	2,767	181
05-31-06	0.10	10.84	9.93	2.02	2.02		2.02		1.07		1,925	23
Class I
05-31-10	0.10	10.04	15.26	1.02	0.83	†	0.83	†	0.66	†	42,057	124
05-31-09	0.15	8.80	(30.11)	1.00	0.83	†	0.83	†	1.44	†	18,326	177
05-31-08	0.11	12.79	(4.45)	1.09	0.95	†	0.95	†	1.33	†	23,461	221
05-31-07	0.20	13.50	23.98	1.00	1.00	†	1.00	†	1.25	†	25,407	181
05-31-06	0.21	11.08	11.01	1.02	1.02		1.02		2.08		30,487	23

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Core Equity Research Fund (continued)
Class O
05-31-10	8.77	0.05		1.26	1.31	0.08	—	—
02-06-09(4) -05-31-09	8.00	0.01	•	0.76	0.77	—	—	—
Class W
06-12-09(4)-05-31-10	9.03	0.07	•	1.05	1.12	0.10	—	—
ING Corporate Leaders 100 Fund
Class A
05-31-10	7.60	0.11		1.55	1.66	0.11	—	—
06-30-08(4) -05-31-09	10.00	0.13		(2.46)	(2.33)	0.07	—	—
Class B
05-31-10	7.56	0.05	•	1.55	1.60	0.06	—	—
06-30-08(4) -05-31-09	10.00	0.08	•	(2.46)	(2.38)	0.06	—	—
Class C
05-31-10	7.55	0.05	•	1.56	1.61	0.06	—	—
06-30-08(4) -05-31-09	10.00	0.09	•	(2.47)	(2.38)	0.07	—	—
Class I
05-31-10	7.60	0.14		1.54	1.68	0.13	—	—
06-30-08(4) -05-31-09	10.00	0.14		(2.46)	(2.32)	0.08	—	—
Class W
05-31-10	7.61	0.14		1.55	1.69	0.13	—	—
06-30-08(4) -05-31-09	10.00	0.14	•	(2.45)	(2.31)	0.08	—	—
ING Small Company Fund
Class A
05-31-10	8.89	(0.01)		2.82	2.81	—	—	—
05-31-09	13.29	0.00	*	(4.06)	(4.06)	—	0.34	—
05-31-08	17.92	0.04		(0.95)	(0.91)	0.04	3.68	—
05-31-07	18.32	0.01		3.05	3.06	—	3.46	—
05-31-06	16.46	(0.06)		3.78	3.72	—	1.86	—
Class B
05-31-10	8.47	(0.08)		2.68	2.60	—	—	—
05-31-09	12.79	(0.08)		(3.90)	(3.98)	—	0.34	—
05-31-08	17.47	(0.08)		(0.92)	(1.00)	—	3.68	—
05-31-07	18.06	(0.11	)•	2.98	2.87	—	3.46	—
05-31-06	16.37	(0.19)		3.74	3.55	—	1.86	—
Class C
05-31-10	8.40	(0.08)		2.66	2.58	—	—	—
05-31-09	12.68	(0.06	)•	(3.88)	(3.94)	—	0.34	—
05-31-08	17.35	(0.08	)•	(0.91)	(0.99)	—	3.68	—
05-31-07	17.96	(0.11)		2.96	2.85	—	3.46	—
05-31-06	16.28	(0.19)		3.73	3.54	—	1.86	—
Class I
05-31-10	9.61	0.01		3.07	3.08	—	—	—
05-31-09	14.30	0.03		(4.38)	(4.35)	—	0.34	—
05-31-08	18.98	0.09		(1.01)	(0.92)	0.08	3.68	—
05-31-07	19.17	0.07	•	3.20	3.27	—	3.46	—
05-31-06	17.11	(0.02)		3.94	3.92	—	1.86	—
Class O
05-31-10	8.88	(0.01)		2.82	2.81	—	—	—
06-04-08(4) -05-31-09	13.19	0.00	*	(3.97)	(3.97)	—	0.34	—
Class W
06-12-09(4)-05-31-10	9.93	0.01		2.75	2.76	—	—	—

				Ratios to average net assets							Supplemental data
	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Core Equity Research Fund (continued)
Class O
05-31-10	0.08	10.00	14.97	1.27	1.08	†	1.08	†	0.49	†	13,899	124
02-06-09(4) -05-31-09	—	8.77	9.63	1.25	1.08	†	1.08	†	0.25	†	10,505	177
Class W
06-12-09(4)-05-31-10	0.10	10.05	12.44	1.02	0.83	†	0.83	†	0.73	†	3	124
ING Corporate Leaders 100 Fund
Class A
05-31-10	0.11	9.15	21.83	1.74	0.90	†	0.90	†	1.31	†	6,832	54
06-30-08(4) -05-31-09	0.07	7.60	(23.22)	3.23	0.90	†	0.90	†	1.89	†	4,992	277
Class B
05-31-10	0.06	9.10	21.15	2.49	1.65	†	1.65	†	0.56	†	203	54
06-30-08(4) -05-31-09	0.06	7.56	(23.81)	3.98	1.65	†	1.65	†	1.17	†	127	277
Class C
05-31-10	0.06	9.10	21.29	2.49	1.65	†	1.65	†	0.56	†	600	54
06-30-08(4) -05-31-09	0.07	7.55	(23.76)	3.98	1.65	†	1.65	†	1.35	†	1,345	277
Class I
05-31-10	0.13	9.15	22.07	1.49	0.65	†	0.65	†	1.56	†	62	54
06-30-08(4) -05-31-09	0.08	7.60	(23.11)	2.98	0.65	†	0.65	†	2.12	†	47	277
Class W
05-31-10	0.13	9.17	22.17	1.49	0.65	†	0.65	†	1.56	†	1,507	54
06-30-08(4) -05-31-09	0.08	7.61	(23.01)	2.98	0.65	†	0.65	†	2.17	†	1,157	277
ING Small Company Fund
Class A
05-31-10	—	11.70	31.61	1.47	1.47	†	1.47	†	(0.10	)†	80,060	97
05-31-09	0.34	8.89	(30.41)	1.48	1.48	†	1.48	†	0.04	†	70,360	174
05-31-08	3.72	13.29	(4.72)	1.43	1.43	†	1.43	†	0.26	†	67,608	112
05-31-07	3.46	17.92	18.50	1.36	1.36	†	1.36	†	0.08	†	77,041	83
05-31-06	1.86	18.32	23.51	1.40	1.40		1.40		(0.34)		88,642	75
Class B
05-31-10	—	11.07	30.70	2.22	2.22	†	2.22	†	(0.86	)†	3,164	97
05-31-09	0.34	8.47	(30.99)	2.23	2.23	†	2.23	†	(0.71	)†	2,450	174
05-31-08	3.68	12.79	(5.41)	2.18	2.18	†	2.18	†	(0.48	)†	4,663	112
05-31-07	3.46	17.47	17.65	2.11	2.11	†	2.11	†	(0.66	)†	7,275	83
05-31-06	1.86	18.06	22.56	2.15	2.15		2.15		(1.10)		7,824	75
Class C
05-31-10	—	10.98	30.71	2.22	2.22	†	2.22	†	(0.86	)†	6,895	97
05-31-09	0.34	8.40	(30.94)	2.23	2.23	†	2.23	†	(0.69	)†	4,382	174
05-31-08	3.68	12.68	(5.40)	2.18	2.18	†	2.18	†	(0.53	)†	4,093	112
05-31-07	3.46	17.35	17.64	2.11	2.11	†	2.11	†	(0.66	)†	4,317	83
05-31-06	1.86	17.96	22.63	2.15	2.15		2.15		(1.10)		4,393	75
Class I
05-31-10	—	12.69	32.05	1.22	1.22	†	1.22	†	0.15	†	60,027	97
05-31-09	0.34	9.61	(30.29)	1.23	1.23	†	1.23	†	0.30	†	16,718	174
05-31-08	3.76	14.30	(4.47)	1.18 †	1.18	†	1.18	†	0.51	†	23,278	112
05-31-07	3.46	18.98	18.81	1.12	1.12	†	1.12	†	0.40	†	28,153	83
05-31-06	1.86	19.17	23.80	1.15	1.15		1.15		(0.08)		17,500	75
Class O
05-31-10	—	11.69	31.64	1.47	1.47	†	1.47	†	(0.10	)†	1,520	97
06-04-08(4) -05-31-09	0.34	8.88	(29.97)	1.48	1.48	†	1.48	†	0.05	†	567	174
Class W
06-12-09(4)-05-31-10	—	12.69	27.79	1.22	1.22	†	1.22	†	0.13	†	322	97

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)	($)	($)	($)	($)	($)
ING Tactical Asset Allocation Fund
Class I
05-31-10	6.59	0.08	1.09	1.17	0.04	—	—
05-31-09	10.62	0.13	(4.08)	(3.95)	0.08	—	—
03-28-08(4) -05-31-08	10.00	0.02	0.60	0.62	—	—	—

				Ratios to average net assets							Supplemental data
	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Tactical Asset Allocation Fund
Class I
05-31-10	0.04	7.72	17.91	0.68	0.70	†	0.70	†	1.23	†	75,068	9
05-31-09	0.08	6.59	(37.29)	0.72	0.70	†	0.70	†	1.73	†	72,010	30
03-28-08(4) -05-31-08	—	10.62	6.20	0.82	0.70	†	0.70	†	1.63	†	118,366	40

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)  Commencement of operations.

•  Calculated using average number of shares outstanding throughout the period.

*  Amount is less than $0.005.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2010

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the "Company") is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. There are fifteen separate active investment series which comprise the Company. The five series (each, a "Fund"; collectively, the "Funds") that are in this report are: Balanced, Core Equity Research, Corporate Leaders 100, Small Company, and Tactical Asset Allocation.

Each Fund, except Tactical Asset Allocation, offers at least four of the following classes of shares: Class A, Class B, Class C, Class I, Class O and Class W. Tactical Asset Allocation only offers Class I shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from a Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its average net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, transfer agency out-of-pocket expenses, and offering costs) are charged directly to that Fund. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees.

Class B shares of the Funds are closed to new investment, provided that: (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B Shares of the Funds; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the ING Mutual Funds Complex. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

ING Investments, LLC ("ING Investments" or "Investment Adviser"), an Arizona limited liability company, serves as the investment adviser to the Funds. ING Investments has engaged ING Investment Management Co. ("ING IM"or "Sub-Adviser"), a Connecticut corporation, to serve as the sub-adviser to each Fund. ING Funds Distributor, LLC ("IFD" or the "Distributor") is the principal underwriter of the Funds. ING Investments, ING IM and IFD are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank's core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep's Debt/Equity ratio.

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan ("Restructuring Plan") was submitted to the European Commission ("EC"), which approved it on November 18, 2009. ING Groep expects that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep represented that it will explore all options, including initial public offerings, sales or combinations thereof.

On December 21, 2009, ING Groep announced that it has completed its planned repurchase of EUR 5 billion of Core Tier 1 securities issued in November 2008 to the Dutch state and its EUR 7.5 billion rights issue.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value. Investments in securities maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds' Board of Directors (the ''Board''), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value ("NAV") may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Funds (the "Valuation Procedures") which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund's valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, each Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund's NAV.

Fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund's investments under these levels of classification is included following the Portfolio of Investments.

For the year ended May 31, 2010, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D. Risk Exposures and the use of Derivative Instruments. The Funds' investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risks of Investing in Derivatives. The Funds' use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements"). These agreements are with select counterparties and they govern transactions, including certain over-the-counter ("OTC") derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate OTC

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of May 31, 2010, the maximum amount of loss that Balanced would incur if the counterparties to its derivative transactions failed to perform would be $187,680 which represents the gross payments to be received by the Fund on open credit default swaps and forward foreign currency transactions were they to be unwound as of May 31, 2010.

The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund's net assets and or a percentage decrease in a Fund's NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.

As of May 31, 2010, Balanced had a net liability position of $157,559 on open credit default swaps, interest rate swaps and forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of May 31, 2010, Balanced could have been required to pay this amount in cash to its counterparties. As of May 31, 2010, no collateral had been pledged or received by Balanced for open OTC derivative transactions.

E. Foreign Currency Transactions and Futures Contracts. For the purposes of hedging only (except for Balanced), each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the year ended May 31, 2010, Balanced had average contract amounts of $872,488 and $1,177,481 on forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds' assets are valued.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Fund's Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds' Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Funds' Statements of Operations. Realized gains (losses) are reported in the Funds' Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2010, the Funds have purchased futures contracts on various equity indexes to increase exposure to equity risk. The Funds also purchased futures contracts on various bonds and notes to increase exposure to interest rate risk. In addition, the Funds sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds' securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended May 31, 2010, the Funds had average market values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold
Balanced	$5,115,357	$1,519,797
Core Equity Research	907,533	—
Tactical Asset Allocation	39,919,824	34,988,084

F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Corporate Leaders 100 and Small Company pay dividends annually. Balanced and Core Equity Research pay dividends semi-annually. Tactical Asset Allocation pays dividends quarterly. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

H. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Securities Lending. Each Fund has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J. Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund's Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statements of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments made and/or received by a Fund when entering into the agreements are recorded as the cost of the swap and are reported on the Statements of Assets and Liabilities and as a component of the unrealized gain or loss on the Statements of Operations until termination. These upfront payments represent the amounts made or

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

received when initially entering into the contract to offset the differences between the swap agreements and the prevailing market conditions at time of the contract. Upon termination, these upfront payments are recorded as a realized gain or loss on the Statements of Operations. A Fund also records periodic payments made and/or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, the Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. The Fund may also enter into credit default swaps to speculate on changes in an issuer's credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

The Fund may sell credit default swaps which expose it to the risk of loss from credit risk- related events specified in the contract. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

In assessing the status of payment or performance risk for a seller of protection, unrealized losses imply widening credit spreads when selling protection. A decrease in market value and a resulting unrealized loss position suggests a deterioration of the referenced entity's credit soundness. As the notional amount represents the total obligation that would be due upon a credit event, market values that approach this loss, offset by any upfront payments received, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Unrealized losses, market values, and upfront payments for all credit default swap agreements in which a Fund is a seller of protection have been disclosed in a table following the Portfolio of Investments.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of May 31, 2010 for which a Fund is seller of protection

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

are disclosed in a table following the Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

For the year ended May 31, 2010, Balanced has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or indices and to hedge against anticipated potential credit events.

For the year ended May 31, 2010, Balanced has sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities and/or indices that are either unavailable or considered to be less attractive in the bond market.

For the year ended May 31, 2010, Balanced had average notional amounts of $1,094,100 and $622,200 on credit default swaps to buy and sell protection, respectively.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Fund may make payments that are greater than what a Fund received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended May 31, 2010, Balanced has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk.

For the year ended May 31, 2010, Balanced had an average notional amount of $257,800 on interest rate swaps.

K. Options Contracts. The Funds may write call and put options on futures, swaps ("swaptions"), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Funds' exposure to the underlying instrument. Writing call options tends to decrease the Funds' exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market. The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds' exposure to the underlying instrument. Purchasing put options tends to decrease the Funds' exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the year ended May 31, 2010, Balanced has both purchased and written swaptions on credit default swap indices to increase or decrease exposure to credit risk.

Please refer to Note 9 for the volume of both purchased and written option activity during the year ended May 31, 2010. There were no open swaptions at May 31, 2010.

L. Illiquid and Restricted Securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

("1933 Act"), or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

M. When-Issued and Delayed-Delivery Transactions. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund's Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds' custodian sufficient to cover the purchase price.

N. Mortgage Dollar Roll Transactions. In connection with a Fund's ability to purchase or sell securities on a when-issued basis, each Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

O. Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds are expensed as incurred. Costs incurred with the offering of shares of the Funds are deferred and amortized over a period of twelve months.

P. Indemnifications. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management believes based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2010, the cost of purchases and proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Balanced	$156,673,177	$168,953,235
Core Equity Research	460,057,869	479,568,526
Corporate Leaders 100	5,010,578	5,177,607
Small Company	123,236,370	112,240,390
Tactical Asset Allocation	6,393,316	15,633,280

U.S. government securities not included above were as follows:

	Purchases	Sales
Balanced	$207,786,804	$214,901,579

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement ("Management Agreement") with ING Investments. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Balanced — 0.750% on the first $500 million, 0.675% on the next $500 million and 0.650% in excess of $1 billion; for Core Equity Research — 0.700% on the first $250 million, 0.650% on the next $250 million, 0.625% on the next $250 million, 0.600% on the next $1.25 billion and 0.550% in excess of $2 billion; for Corporate Leaders 100 — 0.400% on all assets; for Small Company — 0.850% on the first $250 million, 0.800% on the next $250 million, 0.775% on the next $250 million, 0.750% on the next $1.25 billion and 0.725% in excess of $2 billion; and for Tactical Asset Allocation — 0.450% on all assets.

The Investment Adviser entered into a sub-advisory agreement with ING IM for each of the Funds. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages each Fund's assets in accordance with the Fund's investment objectives, policies, and limitations.

ING Funds Services, LLC ("IFS"), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2010 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

responsible for the supervision of other service providers. For its services, IFS is entitled to receive from Balanced, Core Equity Research, and Small Company a fee at an annual rate of 0.08% of average daily net assets. For Corporate Leaders 100 and Tactical Asset Allocation, IFS is entitled to receive a fee at an annual rate of 0.10% of average daily net assets.

The Investment Adviser previously entered into a service agreement ("Service Agreement") with ING Life Insurance and Annuity Company ("ILIAC"), an indirect, wholly-owned subsidiary of ING Groep, under which ILIAC provided various administrative and shareholder services to certain Class A and Class I shareholders of each Fund, except Corporate Leaders 100 and Tactical Asset Allocation, that purchased their shares through ILIAC. In exchange for these services, the Investment Adviser paid ILIAC a fee of up to 0.425% of the average daily net assets associated with those shares. The Service Agreement expired on January 1, 2010. For the period ended January 1, 2010, ILIAC received the following amounts which are included in the Statements of Operations:

	Class A	Class I
Balanced	$15,562	$30,133
Core Equity Research	46,857	63,806
Small Company	53,523	57,461

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the year ended May 31, 2010, the Investment Adviser for Balanced, Core Equity Research, Corporate Leaders 100, Small Company and Tactical Asset Allocation waived $3,992, $5,597, $17, $1,859 and $888 of such management fees, respectively. These fees are not subject to recoupment.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares, with the exception of Class I and Class W, of the Funds pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O
Balanced	0.25%	1.00%	1.00%	0.25%
Core Equity Research	0.25%	1.00%	1.00%	0.25%
Corporate Leaders 100	0.25%	1.00%	1.00%	N/A
Small Company	0.25%	1.00%	1.00%	0.25%

The Distributor also retains the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, and Class C shares. For the year ended May 31, 2010, the Distributor retained the following amounts in sales charges:

Initial Sales Charges:	Class A Shares	Class C Shares
Balanced	$5,048	N/A
Core Equity Research	11,992	N/A
Corporate Leaders 100	2,508	N/A
Small Company	3,852	N/A
Contingent Deferred Sales Charges:	Class A Shares	Class C Shares
Balanced	$—	$118
Core Equity Research	169	991
Corporate Leaders 100	—	290
Small Company	—	723

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Investment Adviser may direct the Funds' portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate the Funds' equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to the Fund is reflected as brokerage commission recapture in the Statements of Operations.

At May 31, 2010, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Balanced	$60,803	$8,739	$44,723	$114,265
Core Equity Research	221,261	25,968	86,538	333,767
Corporate Leaders 100	3,240	810	2,237	6,287
Small Company	111,768	10,538	27,012	149,318
Tactical Asset Allocation	33,327	6,603	—	39,930

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2010 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

The Company has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At May 31, 2010, the following ING Funds or indirect, wholly-owned subsidiaries of ING Groep owned the following Funds:

ING Global Target Payment Fund — Tactical Asset Allocation (6.25%)

ING National Trust — Balanced (5.54%); Core Equity Research (5.86%); and Small Company (19.91%)

ING Strategic Allocation Growth Fund — Tactical Asset Allocation (8.37%)

ING Strategic Allocation Moderate Fund — Tactical Asset Allocation (8.59%)

ING Strategic Allocation Conservative Portfolio — Tactical Asset Allocation (11.48%)

ING Strategic Allocation Growth Portfolio — Tactical Asset Allocation (31.25%)

ING Strategic Allocation Moderate Portfolio — Tactical Asset Allocation (31.12%)

ReliaStar Life Insurance Company — Corporate Leaders 100 (49.70%)

ShareBuilder Securities Corp. — Balanced (17.66%)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2010, the following Funds had the following expenses included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount
Corporate Leaders 100	Custody	$1,635
	Transfer Agent	1,574
	Professional	4,342
	Shareholder Reporting	2,242
	Postage	5,589
	Registration	1,762
Tactical Asset Allocation	Custody	7,203
	Professional	13,130

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

ING Investments has entered into a written expense limitation agreement ("Expense Limitation Agreement") with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class W
Balanced	1.23%	1.98%	1.98%	0.98%	1.23%	N/A
Core Equity Research	1.08%	1.83%	1.83%	0.83%	1.08%	0.83%
Corporate Leaders 100	0.90%	1.65%	1.65%	0.65%	N/A	0.65%
Small Company	1.50%	2.25%	2.25%	1.25%	1.50%	1.25%
Tactical Asset Allocation	N/A	N/A	N/A	0.70%	N/A	N/A

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities for each Fund.

As of May 31, 2010, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	May 31,
	2011	2012	2013	Total
Balanced	$559,889	$376,200	$323,849	$1,259,938
Core Equity Research	557,557	493,261	736,390	1,787,208
Corporate Leaders 100	—	122,611	79,640	202,251
Tactical Asset Allocation	—	13,614	—	13,614

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2010 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

Each Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in both purchased and written options for Balanced for the year ended May 31, 2010 were as follows:

Transactions in purchased swaptions were as follows:

	USD Notional	Cost
Balance at 05/31/09	—	$—
Options Purchased	26,000,000	127,400
Options Terminated in Closing Sell Transactions	(12,000,000)	(34,800)
Options Expired	(14,000,000)	(92,600)
Balance at 05/31/10	—	$—

Transactions in written swaptions were as follows:

	USD Notional	Premium
Balance at 05/31/09	—	$—
Options Written	32,000,000	77,800
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	(32,000,000)	(77,800)
Balance at 05/31/10	—	$—

NOTE 10 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, are a party to an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. Prior to December 16, 2009, the Funds to which the line of credit is available paid a commitment fee equal to 0.125% per annum on the daily unused portion of the committed line amount. On December 16, 2009, the Credit Agreement was amended so that the Funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the year ended May 31, 2010:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Balanced	1	$2,030,000	1.17%
Small Company	12	2,054,167	1.31%
Tactical Asset Allocation	4	856,250	1.45%

NOTE 11 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced
Class A
05-31-10	746,913	—	131,769	(1,293,819)	(415,137)	7,058,085	—	1,148,098	(12,237,639)	(4,031,456)
05-31-09	894,019	—	200,414	(2,508,305)	(1,413,872)	8,506,012	—	1,836,243	(23,832,640)	(13,490,385)
Class B
05-31-10	59,700	—	23,920	(807,119)	(723,499)	550,165	—	203,523	(7,485,612)	(6,731,924)
05-31-09	116,495	—	50,810	(1,625,652)	(1,458,347)	1,070,802	—	455,907	(15,307,402)	(13,780,693)
Class C
05-31-10	72,952	—	30,916	(489,549)	(385,681)	669,225	—	263,910	(4,537,529)	(3,604,394)
05-31-09	130,016	—	50,705	(887,807)	(707,086)	1,145,392	—	452,466	(8,137,156)	(6,539,298)
Class I
05-31-10	74,583	—	44,971	(191,912)	(72,358)	705,007	—	391,163	(1,804,152)	(707,982)
05-31-09	100,412	—	68,512	(407,035)	(238,111)	938,319	—	626,334	(3,591,510)	(2,026,857)
Class O
05-31-10	220,595	—	5,350	(382,949)	(157,004)	2,044,262	—	46,190	(3,583,328)	(1,492,876)
05-31-09	293,295	—	40,081	(748,879)	(415,503)	2,774,846	—	412,706	(7,022,722)	(3,835,170)

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2010 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Core Equity Research
Class A
05-31-10	1,531,263	—	215,235	(4,547,859)	(2,801,361)	15,186,842	—	2,013,605	(45,610,286)	(28,409,839)
05-31-09	1,110,488	10,434,770	276,062	(5,039,053)	6,782,267	10,077,557	83,499,506	2,721,105	(43,657,170)	52,640,998
Class B
05-31-10	51,842	—	2,716	(924,313)	(869,755)	499,347	—	24,154	(9,058,833)	(8,535,332)
05-31-09	96,989	1,043,448	3,298	(868,723)	275,012	829,212	8,228,391	32,738	(7,623,772)	1,466,569
Class C
05-31-10	80,901	—	1,954	(269,233)	(186,378)	805,834	—	17,244	(2,626,368)	(1,803,290)
05-31-09	175,785	809,796	2,365	(321,705)	666,241	1,421,260	6,352,968	22,017	(2,604,645)	5,191,600
Class I
05-31-10	2,884,054	—	28,502	(807,160)	2,105,396	28,472,091	—	274,823	(8,171,577)	20,575,337
05-31-09	693,543	209	28,077	(474,430)	247,399	5,383,152	1,680	275,439	(4,222,169)	1,438,102
Class O
05-31-10	538,202	—	379	(346,610)	191,971	5,441,156	—	3,514	(3,503,080)	1,941,590
02-06-09(1) - 05-31-09	101,984	1,190,429	—	(94,483)	1,197,930	800,888	9,523,516	—	(729,718)	9,594,686
Class W
06-12-09(1) - 05-31-10	332	—	—	—	332	3,000	—	—	—	3,000
Corporate Leaders 100
Class A
05-31-10	139,439	—	2,213	(52,145)	89,507	1,264,159	—	20,541	(498,844)	785,856
06-30-08(1) - 05-31-09	687,836	—	1,034	(31,849)	657,021	6,567,406	—	7,342	(243,136)	6,331,612
Class B
05-31-10	14,746	—	115	(9,361)	5,500	129,099	—	1,063	(80,509)	49,653
06-30-08(1) - 05-31-09	32,774	—	75	(16,044)	16,805	280,668	—	529	(130,887)	150,310
Class C
05-31-10	45,292	—	1,094	(158,503)	(112,117)	413,232	—	10,133	(1,498,949)	(1,075,584)
06-30-08(1) - 05-31-09	220,782	—	1,501	(44,183)	178,100	1,754,815	—	10,611	(399,471)	1,365,955
Class I
05-31-10	545	—	88	(17)	616	4,913	—	817	(151)	5,579
06-30-08(1) - 05-31-09	6,463	—	—	(300)	6,163	44,024	—	—	(2,232)	41,792
Class W
05-31-10	28,030	—	2,000	(17,651)	12,379	247,084	—	18,580	(167,821)	97,843
06-30-08(1) - 05-31-09	159,616	—	323	(7,943)	151,996	1,201,946	—	2,296	(48,580)	1,155,662
Small Company
Class A
05-31-10	1,441,738	1,227,755	—	(3,745,658)	(1,076,165)	15,619,326	13,069,276	—	(41,009,711)	(12,321,109)
05-31-09	8,396,893	—	196,926	(5,761,839)	2,831,980	90,256,223	—	1,648,272	(50,650,684)	41,253,811
Class B
05-31-10	12,660	107,095	—	(123,150)	(3,395)	123,008	1,081,103	—	(1,248,597)	(44,486)
05-31-09	65,532	—	12,471	(153,332)	(75,329)	646,656	—	99,891	(1,419,312)	(672,765)
Class C
05-31-10	101,741	272,015	—	(267,309)	106,447	1,039,024	2,722,198	—	(2,795,107)	966,115
05-31-09	413,505	—	14,557	(228,985)	199,077	4,096,960	—	115,583	(2,134,698)	2,077,845
Class I
05-31-10	3,880,976	64,406	—	(956,044)	2,989,338	50,438,537	743,019	—	(11,389,704)	39,791,852
05-31-09	366,248	—	61,337	(315,445)	112,140	4,011,184	—	554,488	(3,439,913)	1,125,759
Class O
05-31-10	97,455	—	—	(31,341)	66,114	1,030,067	—	—	(334,104)	695,963
06-04-08(1) - 05-31-09	72,422	—	—	(8,573)	63,849	652,311	—	—	(75,675)	576,636
Class W
06-12-09(1) - 05-31-10	32,129	3,067	—	(9,856)	25,340	385,633	35,368	—	(133,302)	287,699
Tactical Asset Allocation
Class I
05-31-10	1,105,398	—	71,085	(2,376,177)	(1,199,694)	8,563,968	—	469,160	(18,559,212)	(9,526,084)
05-31-09	3,319,216	—	111,411	(3,658,748)	(228,121)	24,120,594	—	862,531	(26,754,600)	(1,771,475)

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2010 (CONTINUED)

NOTE 12 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Board, the following securities have been deemed to be illiquid. The Funds currently limit investments in illiquid securities to 15% of a Fund's net assets, at market value, at time of purchase. Fair value for certain securities was determined by ING Funds Valuation Committee appointed by the Funds' Board.

	Security	Principal Amount/ Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Balanced	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B	317,673	09/12/08	$317,673	$254,138	0.2%
	Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	200,000	11/21/06	199,255	—	0.0%
	Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13	200,000	11/21/06	197,950	—	0.0%
	Hudson Mezzanine Funding, 1.090%, due 06/12/42	250,000	12/21/06	249,819	—	0.0%
	PEA Lima, LLC, 12.630%, due 03/20/14	30,885	03/20/09	3,890	—	0.0%
	Twin Reefs Pass-through Trust, 0.000%, due 12/10/49	200,000	12/10/04	111,761	—	0.0%
				$1,080,348	$254,138	0.2%
Core Equity Research	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B	232,316	09/12/08	$232,316	$185,853	0.0%
				$232,316	$185,853	0.0%
Small Company	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B	105,207	09/12/08	$105,207	$84,165	0.1%
				$105,207	$84,165	0.1%

NOTE 13 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon ("BNY"), the Funds may lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The Funds bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund ("BICR Fund"). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of May 31, 2010, the BICR Fund held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the "Lehman Securities") in a separate sleeve designated as Series B. The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Funds agreed to the terms of a capital support agreement (the "Capital Support Agreement") extended by The Bank of New York Mellon Corporation ("BNYC"), an affiliated company of BNY, for the Lehman Securities held by the BICR Fund, Series B. Under the terms of the Capital Support Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Funds) and subject, in part, to the Funds' continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Funds have complied with the requirements under the Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Funds will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Fund's investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2010 (CONTINUED)

NOTE 13 — SECURITIES LENDING (continued)

guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At May 31, 2010, the following Funds had securities on loan with the following market values:

	Value of Securities Loaned	Cash Collateral Received*
Balanced	$4,263,768	$4,354,994
Core Equity Research	261,178	273,600
Small Company	5,418,184	5,642,048

* Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Funds' Portfolios of Investments.

NOTE 14 — REORGANIZATIONS

On February 6, 2010, Small Company ("Acquiring Fund") acquired all of the net assets of ING SmallCap Value Multi-Manager Fund ("Acquired Fund"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders on January 19, 2010. The primary purposes of the transaction were to combine similar or compatible investment strategies and increase the asset base of the Acquiring Fund to provide greater investment opportunities and the potential to take larger portfolio positions. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on June 1, 2009, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund's pro forma results of operations for the year ended May 31, 2010, are as follows:

Net investment loss	$(71,212)
Net realized and unrealized gain on investments	$33,636,923
Net increase in net assets resulting from operations	$33,565,711

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund's statement of operations since May 31, 2010. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Fund Unrealized Appreciation (000s)	Conversion Ratio
Small Company	ING SmallCap Value Multi-Manager Fund	$17,651	$104,864	$(22,407)	$240	0.7775

The net assets of Small Company after the acquisition were $122,515,120.

On February 8, 2009, Core Equity Research ("Acquiring Fund") acquired the assets and certain liabilities of ING Fundamental Research Fund and ING Financial Services Fund, also listed below ("Acquired Funds") in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to the plan of reorganization approved by the Acquired Funds' shareholders. The number and value of shares issued by the Acquiring Fund is presented in Note 11 - Capital Shares. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Funds	Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Fund Unrealized Appreciation/ Depreciation (000s)	Conversion Ratio
Core Equity Research	ING Fundamental Research Fund	$13,451	$217,451	$(35,272)	$(1,809)	0.82
	ING Financial Services Fund	94,155	217,451	(38,756)	(635)	0.98

The net assets of Core Equity Research after the acquisitions were $325,056,984.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2010 (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of May 31, 2010:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Balanced*	$(14,083,804)	$298,833	$13,784,971
Core Equity Research	—	1,261	(1,261)
Small Company*	(17,510,920)	111,547	17,399,373
Tactical Asset Allocation	(1,063,274)	777,949	285,325

* Permanent tax difference is mainly due to expiration of capital loss carryforwards.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2010	Year Ended May 31, 2009
	Ordinary Income	Ordinary Income	Long-Term Capital Gains
Balanced	$3,197,836	$5,301,535	$—
Core Equity Research	2,781,960	3,415,215	—
Corporate Leaders 100	111,277	58,811	—
Small Company	—	—	3,744,519
Tactical Asset Allocation	469,160	868,799	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2010 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Currency Losses Deferred	Post-October Capital Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Balanced	$1,237,917	$5,511,327	$—	$—	$(7,318,655)	2012
					(11,067,389)	2017
					(32,835,484)	2018
					$(51,221,528)*
Core Equity Research	305,552	26,512,873	—	—	(14,831,563)	2011
					(400,176)	2013
					(42,138,339)	2016
					(61,706,025)	2017
					(9,499,310)	2018
					$(128,575,413)*
Corporate Leaders 100	46,650	1,880,261	—	—	(1,290,456)	2017
					(335,132)	2018
					$(1,625,588)
Small Company	—	(2,057,712)	—	—	(796,234)	2015
					(3,816,500)	2016
					(4,442,548)	2017
					(11,874,637)	2018
					$(20,929,919)*
Tactical Asset Allocation	—	(13,017,790)	(230,087)	(2,550,290)	(428,964)	2016
					(7,127,735)	2017
					(5,886,495)	2018
					$(13,443,194)*

* Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2010 (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

The Funds' major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2005.

As of May 31, 2010, no provisions for income tax would be required in the Funds' financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 16 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see the Funds' most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities (All Funds except Corporate Leaders 100). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

High-Yield, Lower-Grade Debt Securities Risk (Balanced). High-yield debt securities generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

During the period, Lehman Brothers Holdings, Inc. (LBHI) and certain of its affiliates sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. For the year ended May 31, 2009, Balanced had outstanding securities trades with counterparties affiliated with LBHI. As a result of these events, LBHI's affiliates were unable to fulfill their commitments and, in certain cases, Balanced may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. Management has determined that the financial impact to the Fund relating to these events is immaterial.

NOTE 17 — SUBSEQUENT EVENTS

Dividends: Subsequent to May 31, 2010, the following Funds declared dividends of:

	Type	Per Share Amount	Payable Date	Record Date
Balanced
Class A	NII	$0.0999	July 2, 2010	June 30, 2010
Class B	NII	0.0559	July 2, 2010	June 30, 2010
Class C	NII	0.0623	July 2, 2010	June 30, 2010
Class I	NII	0.1123	July 2, 2010	June 30, 2010
Class O	NII	0.1001	July 2, 2010	June 30, 2010
Core Equity Research
Class A	NII	$0.0075	July 2, 2010	June 30, 2010
Class B	NII	0.0000	July 2, 2010	June 30, 2010
Class C	NII	0.0000	July 2, 2010	June 30, 2010
Class I	NII	0.0183	July 2, 2010	June 30, 2010
Class O	NII	0.0083	July 2, 2010	June 30, 2010
Class W	NII	0.0183	July 2, 2010	June 30, 2010
Tactical Asset Allocation
Class I	NII	$0.0050	July 2, 2010	June 30, 2010

NII — Net investment income

On March 11, 2010, the Board approved a proposal to reorganize Balanced into ING Strategic Allocation Conservative Fund. Subject to approval by shareholders of ING Strategic Allocation Conservative Fund, it is expected that the reorganization will occur on or about August 21, 2010.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2010

Shares			Value
COMMON STOCK: 60.5%
		Consumer Discretionary: 7.5%
1,455	@	99 Cents Only Stores	$22,232
1,842		Aaron Rents, Inc.	36,803
2,021		Advance Auto Parts, Inc.	104,607
1,928	@	Aeropostale, Inc.	53,425
1,600	@	Amazon.com, Inc.	200,736
1,300		American Eagle Outfitters	17,030
730		American Greetings Corp.	17,213
105	@	American Public Education, Inc.	4,293
758	@	AnnTaylor Stores Corp.	16,411
101		Arbitron, Inc.	3,076
328	@	Arctic Cat, Inc.	3,762
280	@	Autozone, Inc.	53,446
414	@	Bally Technologies, Inc.	17,595
825	L	Barnes & Noble, Inc.	16,690
9,200		Best Buy Co., Inc.	388,700
614		Big 5 Sporting Goods Corp.	9,081
26	@	Biglari Holdings, Inc.	7,907
200		Blyth, Inc.	9,928
27		Bob Evans Farms, Inc.	784
1,255	@	BorgWarner, Inc.	46,761
2,552		Brinker International, Inc.	45,375
1,457		Brunswick Corp.	25,454
769	L	Buckle, Inc.	27,338
1,659	@,L	Cabela's, Inc.	28,551
169	@	California Pizza Kitchen, Inc.	3,081
130	@	Capella Education Co.	11,168
1,080	@	Career Education Corp.	30,240
1,918	@	Carmax, Inc.	41,678
1,360	@	Carter's, Inc.	41,562
653		Cato Corp.	15,496
3,991		Chico's FAS, Inc.	48,810
468	@	Childrens Place Retail Stores, Inc.	22,057
410	@	Chipotle Mexican Grill, Inc.	58,335
1,928		CKE Restaurants, Inc.	23,830
2,300		Coach, Inc.	94,553
449	@,L	Coinstar, Inc.	24,093
1,331	@	Collective Brands, Inc.	29,788
15,459		Comcast Corp. - Class A	279,653
1,695	@,L	Corinthian Colleges, Inc.	22,696
755		Cracker Barrel Old Country Store	37,622
1,340	@	CROCS, Inc.	13,869
350		D.R. Horton, Inc.	4,267
292	@	Deckers Outdoor Corp.	42,258
269	@	DineEquity, Inc.	9,084
13,050	@	DIRECTV	491,855
900	@	Discovery Communications, Inc. - Class A	33,894
1,791	@	Dollar Tree, Inc.	112,099
1,494	@	Dress Barn, Inc.	40,921
554	@	Drew Industries, Inc.	12,155
1,400		Expedia, Inc.	30,184
1,302		Finish Line	21,678
31,270	@	Ford Motor Co.	366,797
1,233	@	Fossil, Inc.	46,238
2,508		Fred's, Inc.	34,335
540	@	GameStop Corp.	12,307
2,900		Gannett Co., Inc.	45,066
10,573		Gap, Inc.	230,491
702	@	Genesco, Inc.	21,846

Shares			Value
1,374		Gentex Corp.	$27,040
318	@	Group 1 Automotive, Inc.	9,044
244		Guess ?, Inc.	9,270
596	@	Gymboree Corp.	26,570
6,480		H&R Block, Inc.	104,198
540	@	Hanesbrands, Inc.	14,731
3,170		Harley-Davidson, Inc.	95,766
1,297		Harte-Hanks, Inc.	17,717
476	@	Haverty Furniture Cos., Inc.	7,716
988	@	Helen of Troy Ltd.	25,451
355		Hillenbrand, Inc.	8,623
3,000		Home Depot, Inc.	101,580
1,458	@	HSN, Inc.	39,293
1,664	@	Iconix Brand Group, Inc.	27,040
489		International Speedway Corp.	13,638
345	@,L	ITT Educational Services, Inc.	34,824
408	@	J Crew Group, Inc.	18,621
700	@	Jakks Pacific, Inc.	10,367
704	@	Jo-Ann Stores, Inc.	32,159
871		John Wiley & Sons, Inc.	34,492
2,010		Johnson Controls, Inc.	57,345
464	@	JoS. A Bank Clothiers, Inc.	28,156
2,905		KB Home	42,064
3,300	@	Kohl's Corp.	167,475
644	@	K-Swiss, Inc.	8,031
620	@	Lamar Advertising Co.	18,271
990	@	La-Z-Boy, Inc.	11,751
2,000		Lennar Corp.	34,600
8,270		Limited Brands, Inc.	205,592
231		Lithia Motors, Inc.	1,887
3,177	@	Live Nation, Inc.	38,855
1,777	@	Liz Claiborne, Inc.	10,893
810	@	M/I Homes, Inc.	9,590
1,800		Macy's, Inc.	39,978
305		Marcus Corp.	3,340
482	@	MarineMax, Inc.	4,868
2,990		Marriott International, Inc.	100,016
2,200		Mattel, Inc.	47,652
58		Matthews International Corp. - Class A	1,878
3,740		McDonald's Corp.	250,094
2,170		McGraw-Hill Cos., Inc.	60,326
1,296		MDC Holdings, Inc.	40,668
727		Men's Wearhouse, Inc.	15,805
408	@	Meritage Homes Corp.	8,723
513	@	Mohawk Industries, Inc.	28,810
191		Monro Muffler, Inc.	7,523
305	@	Movado Group, Inc.	3,745
198	@	Multimedia Games, Inc.	913
220		National Presto Industries, Inc.	21,393
501	@	NetFlix, Inc.	55,686
30,080		News Corp. - Class A	397,056
321		Nutri/System, Inc.	7,142
100	@	NVR, Inc.	68,528
784	@	O'Charleys, Inc.	5,841
910	@	OfficeMax, Inc.	16,225
700		Oxford Industries, Inc.	14,588
744	@	Papa John's International, Inc.	18,474
200	@	Peet's Coffee & Tea, Inc.	7,770
1,145		PEP Boys-Manny Moe & Jack	14,118
445	@	Perry Ellis International, Inc.	10,707
128	L	PetMed Express, Inc.	2,524
2,450		Petsmart, Inc.	77,812
747		PF Chang's China Bistro, Inc.	32,472

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2010 (CONTINUED)

Shares			Value
		Consumer Discretionary (continued)
481		Phillips-Van Heusen	$26,325
790	@	Pinnacle Entertainment, Inc.	9,559
573		Polaris Industries, Inc.	33,635
256		Pool Corp.	6,141
122	@,L	Pre-Paid Legal Services, Inc.	5,651
400	@	Priceline.com, Inc.	76,464
1,981	@	Pulte Homes, Inc.	22,068
1,523	@	Quiksilver, Inc.	7,097
555	@	RC2 Corp.	10,323
646		Regis Corp.	11,880
576	@	Rent-A-Center, Inc.	13,951
3,720		Ross Stores, Inc.	194,928
1,420	@	Ruby Tuesday, Inc.	15,279
998	@	Ruth's Chris Steak House	4,830
912		Ryland Group, Inc.	16,963
2,367	@	Saks, Inc.	21,729
11		Scholastic Corp.	288
740	@,L	Sears Holding Corp.	65,164
4,846		Service Corp. International	41,385
249	@	Skechers USA, Inc.	9,382
1,097	@	Sonic Automotive, Inc.	10,849
582		Sotheby's	18,915
2,199		Spartan Motors, Inc.	10,555
1,281		Stage Stores, Inc.	18,152
524		Standard Motor Products, Inc.	4,386
1,945	@	Standard-Pacific Corp.	9,822
550		Stanley Black & Decker, Inc.	30,685
2,810		Staples, Inc.	60,471
4,600		Starbucks Corp.	119,094
2,800		Starwood Hotels & Resorts Worldwide, Inc.	129,500
804	@	Stein Mart, Inc.	6,408
828	L	Sturm Ruger & Co., Inc.	13,033
710		Superior Industries International	10,508
9,181		Target Corp.	500,640
307	@	Texas Roadhouse, Inc.	4,482
1,346	@	Timberland Co.	25,857
2,920		Time Warner Cable, Inc.	159,812
6,600		Time Warner, Inc.	204,534
3,400		TJX Cos., Inc.	154,564
1,100	@	Toll Brothers, Inc.	23,177
1,020		Tractor Supply Co.	69,115
665	@	True Religion Apparel, Inc.	18,361
423	@	Tuesday Morning Corp.	2,394
948		Tupperware Corp.	40,281
361		Unifirst Corp.	16,245
603	@	Universal Electronics, Inc.	11,771
700	@	Universal Technical Institute, Inc.	17,185
1,300	@	Urban Outfitters, Inc.	47,190
800		VF Corp.	61,880
8,000	@	Viacom - Class B	268,880
4,700		Walt Disney Co.	157,074
1,175	@	Warnaco Group, Inc.	50,043
100		Washington Post	46,573
12,063		Wendy's/Arby's Group, Inc. - Class A	54,404
400		Whirlpool Corp.	41,776
1,126		Williams-Sonoma, Inc.	33,645
11	@	Winnebago Industries	133
675	@	WMS Industries, Inc.	31,273
663		Wolverine World Wide, Inc.	19,028
890		Wynn Resorts Ltd.	74,653
1,264	@,L	Zale Corp.	3,413
			9,342,332

Shares			Value
		Consumer Staples: 5.9%
2,210	@	Alliance One International, Inc.	$9,216
23,100		Altria Group, Inc.	468,699
268		Andersons, Inc.	8,772
4,564		Archer-Daniels-Midland Co.	115,332
4,520		Avon Products, Inc.	119,735
299	@	Boston Beer Co., Inc.	19,749
1,782		Brown-Forman Corp.	98,830
433		Cal-Maine Foods, Inc.	14,016
1,594		Casey's General Stores, Inc.	58,771
1,288	@	Central Garden & Pet Co.	12,184
501		Church & Dwight Co., Inc.	32,971
8,567		Coca-Cola Co.	440,344
17,000		ConAgra Foods, Inc.	411,060
3,600		CVS Caremark Corp.	124,668
2,850	@	Darling International, Inc.	22,800
400		Diamond Foods, Inc.	16,580
1,473	@	Energizer Holdings, Inc.	82,768
497	@	Great Atlantic & Pacific Tea Co.	2,679
1,269	@	Green Mountain Coffee Roasters, Inc.	30,012
250	@	Hain Celestial Group, Inc.	5,390
878	@	Hansen Natural Corp.	34,286
175		J&J Snack Foods Corp.	7,775
7,658		Kimberly-Clark Corp.	464,841
3,160		Kraft Foods, Inc.	90,376
7,510		Kroger Co.	151,176
485		Lancaster Colony Corp.	26,510
213		Lance, Inc.	4,111
780		Lorillard, Inc.	55,762
2,970		Molson Coors Brewing Co.	121,889
451		Nash Finch Co.	16,286
1,094	@	NBTY, Inc.	37,459
9,260		PepsiCo, Inc.	582,361
10,227		Philip Morris International, Inc.	451,215
20,092		Procter & Gamble Co.	1,227,420
1,437	@	Ralcorp Holdings, Inc.	86,321
3,939		Reynolds American, Inc.	205,379
431		Sanderson Farms, Inc.	23,640
38,700		Sara Lee Corp.	548,379
956	@	Smithfield Foods, Inc.	16,481
248		Tootsie Roll Industries, Inc.	6,210
232	@	TreeHouse Foods, Inc.	10,695
539	@	United Natural Foods, Inc.	16,736
632		Universal Corp.	25,830
8,760		Walgreen Co.	280,670
14,256		Wal-Mart Stores, Inc.	720,783
800	@	Whole Foods Market, Inc.	32,344
			7,339,511
		Energy: 5.9%
5,370		Anadarko Petroleum Corp.	281,012
800		Apache Corp.	71,632
1,107		Arch Coal, Inc.	23,856
834	@	Atwood Oceanics, Inc.	22,643
1,055	@	Basic Energy Services, Inc.	8,609
1,774	@	Bill Barrett Corp.	57,761
1,109	@	Bristow Group, Inc.	36,043
170		CARBO Ceramics, Inc.	10,999
1,840		Chesapeake Energy Corp.	41,106
14,811		Chevron Corp.	1,094,089
748		Cimarex Energy Co.	54,963
7,650		ConocoPhillips	396,729
1,000		Consol Energy, Inc.	36,480
9,600	@	Denbury Resources, Inc.	157,920

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2010 (CONTINUED)

Shares			Value
		Energy (continued)
1,260		Devon Energy Corp.	$80,451
407	@	Dril-Quip, Inc.	19,825
1,000		EOG Resources, Inc.	104,840
1,497	@	Exterran Holdings, Inc.	38,174
26,888		ExxonMobil Corp.	1,625,648
1,865	@	Forest Oil Corp.	49,684
367		Gulf Island Fabrication, Inc.	6,705
1,400		Halliburton Co.	34,762
1,664	@	Helix Energy Solutions Group, Inc.	18,121
2,820		Hess Corp.	150,024
80		Holly Corp.	2,072
428	@	Hornbeck Offshore Services, Inc.	6,540
1,428	@	ION Geophysical Corp.	7,754
125		Lufkin Industries, Inc.	9,966
1,368	@	Mariner Energy, Inc.	29,248
632	@	Matrix Service Co.	6,219
1,370		Murphy Oil Corp.	73,131
15,600	@	Nabors Industries Ltd.	296,868
9,263		National Oilwell Varco, Inc.	353,198
1,207	@	Newfield Exploration Co.	62,836
2,700		Occidental Petroleum Corp.	222,777
1,374	@	Oceaneering International, Inc.	63,575
667	@	Oil States International, Inc.	26,040
1,209	@,L	Patriot Coal Corp.	20,154
3,110		Peabody Energy Corp.	121,166
490		Penn Virginia Corp.	10,726
466	@	Petroleum Development Corp.	9,600
1,934	@	Petroquest Energy, Inc.	12,146
1,587	@	Pioneer Drilling Co.	9,411
1,075	@	Plains Exploration & Production Co.	23,758
1,385	@	Quicksilver Resources, Inc.	16,911
5,500	@	Rowan Cos., Inc.	136,180
6,000		Schlumberger Ltd.	336,900
201	@	SEACOR Holdings, Inc.	14,669
584	@	Seahawk Drilling, Inc.	7,061
1,500		Smith International, Inc.	56,340
2,774		Southern Union Co.	60,390
1,900	@	Southwestern Energy Co.	71,459
1,400		Spectra Energy Corp.	28,014
1,058		St. Mary Land & Exploration Co.	45,748
1,486	@	Stone Energy Corp.	19,927
102	@	Superior Well Services, Inc.	1,541
394	@	Swift Energy Co.	10,894
2,813	@	Tetra Technologies, Inc.	28,299
1,268		Tidewater, Inc.	53,015
946	@	Unit Corp.	38,682
21,340		Williams Cos., Inc.	421,465
1,528		World Fuel Services Corp.	39,774
3,600		XTO Energy, Inc.	153,864
			7,330,394
		Financials: 8.8%
1,062	@	Affiliated Managers Group, Inc.	76,092
5,196		Aflac, Inc.	230,183
12,800		American Express Co.	510,336
2,233		American Financial Group, Inc.	62,301
900	@,L	American International Group, Inc.	31,842
136		American Physicians Capital, Inc.	4,217
794	@	AmeriCredit Corp.	17,166

Shares			Value
1,400		Ameriprise Financial, Inc.	$55,706
806	@	Amerisafe, Inc.	13,621
1,255		Apollo Investment Corp.	13,090
423		Arthur J. Gallagher & Co.	10,444
340		Assurant, Inc.	11,798
2,490		Bancorpsouth, Inc.	48,281
773		Bank Mutual Corp.	4,963
52,451		Bank of America Corp.	825,579
4,800		Bank of New York Mellon Corp.	130,560
665		Bank of the Ozarks, Inc.	23,468
2,200		BB&T Corp.	66,528
8,320	@	Berkshire Hathaway, Inc.	586,976
401		Boston Private Financial Holdings, Inc.	2,935
1,600		Brookline Bancorp., Inc.	15,936
860		Brown & Brown, Inc.	16,856
1,700		Capital One Financial Corp.	70,210
780		Cash America International, Inc.	28,821
5,200	@	CB Richard Ellis Group, Inc.	82,316
18,400		Charles Schwab Corp.	300,656
240		Chubb Corp.	12,058
98,600	@	Citigroup, Inc.	390,456
400		City Holding Co.	12,836
837	S	CME Group, Inc.	265,036
249		Columbia Banking System, Inc.	5,560
1,730		Commerce Bancshares, Inc.	64,304
792		Community Bank System, Inc.	18,097
1,627		Cullen/Frost Bankers, Inc.	89,290
578		Delphi Financial Group	15,011
588		Dime Community Bancshares	7,503
72,600	@	E*Trade Financial Corp.	107,448
2,100		East-West Bancorp., Inc.	35,700
1,238		Eaton Vance Corp.	37,004
245	@	eHealth, Inc.	3,244
802		Everest Re Group Ltd.	58,289
1,900	@	Ezcorp, Inc.	34,789
5,990		Fifth Third Bancorp.	77,810
3,137	L	First Bancorp. Puerto Rico	4,172
1,148	@	First Cash Financial Services, Inc.	24,142
1,628		First Financial Bancorp.	25,877
300		First Financial Bankshares, Inc.	15,054
373		First Midwest Bancorp., Inc.	5,174
1,269	@	Forestar Real Estate Group, Inc.	23,286
6,935		Fulton Financial Corp.	69,003
2,700		Glacier Bancorp., Inc.	42,822
2,022		Goldman Sachs Group, Inc.	291,694
689		Hancock Holding Co.	26,340
1,114	@,L	Hanmi Financial Corp.	2,573
1,528		Hanover Insurance Group, Inc.	66,468
3,167		HCC Insurance Holdings, Inc.	79,397
70		Home Bancshares, Inc.	1,651
958		Hudson City Bancorp., Inc.	12,080
35,110		Huntington Bancshares, Inc.	216,278
475		Independent Bank Corp.	11,505
281		Infinity Property & Casualty Corp.	13,151
700	@	IntercontinentalExchange, Inc.	81,291
1,458		International Bancshares Corp.	28,796
981		Jefferies Group, Inc.	22,887
269		Jones Lang LaSalle, Inc.	20,073
23,137		JP Morgan Chase & Co.	915,762
2,400		Loews Corp.	78,024
800		Metlife, Inc.	32,392
5,300		Moody's Corp.	108,650
5,600		Morgan Stanley	151,816

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2010 (CONTINUED)

Shares			Value
		Financials (continued)
1,383	@	MSCI, Inc. - Class A	$41,006
680	@	Nasdaq Stock Market, Inc.	12,641
1,395	@	National Financial Partners Corp.	19,446
400	@	Navigators Group, Inc.	16,384
474		NBT Bancorp., Inc.	10,404
6,454		New York Community Bancorp., Inc.	103,587
3,825		NewAlliance Bancshares, Inc.	45,020
4,480		NYSE Euronext	128,442
221		Old National Bancorp.	2,537
253	@	OptionsXpress Holdings, Inc.	4,061
199	@	Piper Jaffray Cos.	6,589
4,400		PNC Financial Services Group, Inc.	276,100
107	@,L	Portfolio Recovery Associates, Inc.	7,325
2,002		PrivateBancorp, Inc.	26,527
560	@	ProAssurance Corp.	32,962
18,200		Progressive Corp.	356,538
1,502		Prosperity Bancshares, Inc.	54,132
1,975		Protective Life Corp.	42,502
3,600		Prudential Financial, Inc.	207,756
2,333		Raymond James Financial, Inc.	65,954
34,230		Regions Financial Corp.	261,175
909		Reinsurance Group of America, Inc.	42,696
300		RLI Corp.	16,536
400	L	S&T Bancorp, Inc.	8,628
249		Safety Insurance Group, Inc.	8,996
1,058		SEI Investments Co.	22,313
600		Selective Insurance Group	9,360
1,421	@	Signature Bank	53,771
185		Simmons First National Corp.	4,877
763		Stancorp Financial Group, Inc.	32,649
3,836		State Street Corp.	146,420
779		Sterling Bancorp.	7,455
621	@	Stifel Financial Corp.	31,466
1,600		SunTrust Bank	43,120
182		Susquehanna Bancshares, Inc.	1,596
12,699		Synovus Financial Corp.	37,589
700		T. Rowe Price Group, Inc.	34,664
1,693		Tower Group, Inc.	37,094
995	@	TradeStation Group, Inc.	7,074
1,099		Transatlantic Holdings, Inc.	51,686
5,238		Travelers Cos., Inc.	259,124
1,423		Trustco Bank Corp.	8,865
1,620		Trustmark Corp.	36,239
542		UMB Financial Corp.	21,111
799		Umpqua Holdings Corp.	10,035
1,013		United Bankshares, Inc.	27,270
1,608	@	United Community Banks, Inc.	7,453
222		United Fire & Casualty Co.	4,740
730		Unitrin, Inc.	19,484
2,666		UnumProvident Corp.	61,585
8,308		US Bancorp.	199,060
820		Waddell & Reed Financial, Inc.	21,984
35,412		Wells Fargo & Co.	1,015,970
766		Westamerica Bancorp.	42,643
854		Whitney Holding Corp.	10,120
890	L	Wilshire Bancorp., Inc.	9,060
1,087		Wintrust Financial Corp.	38,762
348	@,L	World Acceptance, Corp.	12,434
			10,970,691

Shares			Value
		Health Care: 7.5%
16,865		Abbott Laboratories	$802,099
125	@	Air Methods Corp.	4,116
1,351	@	Align Technology, Inc.	20,157
271	@	Almost Family, Inc.	9,856
539	@,L	Amedisys, Inc.	26,799
2,062	@	American Medical Systems Holdings, Inc.	46,519
1,280	@	AMERIGROUP Corp.	45,978
8,792		AmerisourceBergen Corp.	275,014
9,453	@	Amgen, Inc.	489,476
738	@	Amsurg Corp.	14,612
1,812	@	Arqule, Inc.	11,071
4,280		Baxter International, Inc.	180,744
547		Beckman Coulter, Inc.	31,420
900		Becton Dickinson & Co.	64,170
1,500	@	Biogen Idec, Inc.	71,145
288	@	Bio-Rad Laboratories, Inc.	26,948
11,170	@	Boston Scientific Corp.	67,579
6,100		Bristol-Myers Squibb Co.	141,581
507		Cantel Medical Corp.	8,690
13,200		Cardinal Health, Inc.	455,268
4,600	@	CareFusion Corp.	116,932
528	@	Catalyst Health Solutions, Inc.	20,217
800	@	Celgene Corp.	42,208
1,214	@	Centene Corp.	27,703
1,900	@	Cephalon, Inc.	111,834
1,870	@	Community Health Systems, Inc.	72,893
155		Computer Programs & Systems, Inc.	6,667
231		Cooper Cos., Inc.	8,515
479	@	Covance, Inc.	25,272
742	@	Cubist Pharmaceuticals, Inc.	15,953
660	@	Cyberonics	11,590
221	@	Dionex Corp.	17,404
1,625	@	Eclipsys Corp.	31,127
1,602	@	Edwards Lifesciences Corp.	80,949
3,000		Eli Lilly & Co.	98,370
1,573	@	Endo Pharmaceuticals Holdings, Inc.	32,939
286	@	Enzo Biochem, Inc.	1,519
1,784	@	eResearch Technology, Inc.	14,165
1,220	@	Express Scripts, Inc.	122,732
5,200	@	Forest Laboratories, Inc.	134,576
347	@	Genoptix, Inc.	9,251
974	@	Gentiva Health Services, Inc.	26,912
2,520	@	Genzyme Corp.	122,598
2,220	@	Gilead Sciences, Inc.	79,742
835	@	Haemonetics Corp.	45,040
700	@	Hanger Orthopedic Group, Inc.	11,935
1,192	@	Health Management Associates, Inc.	11,086
1,827	@	Health Net, Inc.	45,036
754	@	Healthspring, Inc.	13,097
741	@	Henry Schein, Inc.	41,800
790		Hill-Rom Holdings, Inc.	22,025
5,010	@	Hologic, Inc.	74,649
1,780	@	Hospira, Inc.	92,667
1,674	@	Humana, Inc.	77,088
681	@	Idexx Laboratories, Inc.	43,066
1,261	@	Immucor, Inc.	24,766
700	@	Integra LifeSciences Holdings Corp.	27,580
100	@	Intuitive Surgical, Inc.	32,277

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2010 (CONTINUED)

Shares			Value
		Health Care (continued)
1,285		Invacare Corp.	$30,699
511	@	inVentiv Health, Inc.	12,765
13,501		Johnson & Johnson	787,108
403	@	Kendle International, Inc.	5,682
500	@	Kensey Nash Corp.	11,550
454	@	Kindred Healthcare, Inc.	7,042
1,308	@	Kinetic Concepts, Inc.	54,151
800	@	LHC Group, Inc.	24,640
500	@	LifePoint Hospitals, Inc.	17,745
1,650	@	Lincare Holdings, Inc.	77,253
1,085	@	Magellan Health Services, Inc.	44,149
1,545	@	Martek Biosciences Corp.	28,722
3,619		McKesson Corp.	253,330
3,700	@	Medco Health Solutions, Inc.	213,305
1,609		Medicis Pharmaceutical Corp.	37,313
2,150		Medtronic, Inc.	84,237
15,243		Merck & Co., Inc.	513,537
261		Meridian Bioscience, Inc.	4,562
346	@	Merit Medical Systems, Inc.	5,290
340	@	Mettler Toledo International, Inc.	38,940
631	@	Molina Healthcare, Inc.	17,365
2,950	@,L	Mylan Laboratories	57,348
392	@	Natus Medical, Inc.	6,488
204	@	Neogen Corp.	5,245
1,233	@	Odyssey HealthCare, Inc.	32,748
2,324		Omnicare, Inc.	58,356
676	@	Omnicell, Inc.	8,856
616	@	OSI Pharmaceuticals, Inc.	35,346
428	@	Palomar Medical Technologies, Inc.	4,610
678	@	Par Pharmaceutical Cos., Inc.	18,821
753	@	Parexel International Corp.	16,796
1,400		Perrigo Co.	83,174
40,159		Pfizer, Inc.	611,622
1,043		Pharmaceutical Product Development, Inc.	27,994
753	@	PharMerica Corp.	12,349
609	@	Phase Forward, Inc.	10,249
735	@	PSS World Medical, Inc.	16,839
277		Quality Systems, Inc.	16,354
1,451	@	Regeneron Pharmaceuticals, Inc.	41,455
657	@	RehabCare Group, Inc.	19,112
1,096	@	Resmed, Inc.	68,927
887	@	Salix Pharmaceuticals Ltd.	31,870
1,002	@	Savient Pharmaceuticals, Inc.	12,064
1,789		Steris Corp.	56,944
1,145	@	Symmetry Medical, Inc.	12,469
272		Techne Corp.	16,470
7,664	@	Thermo Fisher Scientific, Inc.	398,988
990	@	Thoratec Corp.	43,431
9,207		UnitedHealth Group, Inc.	267,647
794		Universal Health Services, Inc.	33,650
1,763	@	Valeant Pharmaceuticals International	81,944
3,280	@	Vertex Pharmaceuticals, Inc.	113,455
1,636	@	Viropharma, Inc.	19,910
890	@	WellCare Health Plans, Inc.	24,261
4,200	@	WellPoint, Inc.	215,460
200		West Pharmaceutical Services, Inc.	7,870
221	@	Zoll Medical Corp.	6,420
			9,352,349

Shares			Value
		Industrials: 7.3%
5,500		3M Co.	$436,205
405		AAON, Inc.	9,995
72	@	AAR Corp.	1,418
1,735		ABM Industries, Inc.	37,250
2,352		Actuant Corp.	47,557
163		Acuity Brands, Inc.	6,704
421		Administaff, Inc.	10,159
192	@	Aerovironment, Inc.	4,808
2,290	@	Airtran Holdings, Inc.	12,916
500	@	Alaska Air Group, Inc.	23,350
460	@	Allegiant Travel Co.	25,433
93		American Science & Engineering, Inc.	6,517
700		Ametek, Inc.	28,420
920		AO Smith Corp.	42,890
1,104		Apogee Enterprises, Inc.	15,081
159		Applied Industrial Technologies, Inc.	4,385
757		Applied Signal Technology, Inc.	13,353
192		Arkansas Best Corp.	4,491
218	@	Astec Industries, Inc.	6,512
951	@	ATC Technology Corp.	17,784
374		AZZ, Inc.	13,808
257		Baldor Electric Co.	9,234
322		Barnes Group, Inc.	6,028
722	@	BE Aerospace, Inc.	19,581
1,547		Belden CDT, Inc.	40,067
1,300		Boeing Co.	83,434
459		Bowne & Co., Inc.	5,081
828		Brady Corp.	24,078
1,050		Briggs & Stratton Corp.	21,662
1,128		Bucyrus International, Inc.	60,416
1,417		Carlisle Cos., Inc.	55,107
1,000		Caterpillar, Inc.	60,760
33		CDI Corp.	527
268	@	Ceradyne, Inc.	5,775
1,100		Cintas Corp.	28,600
1,011		Clarcor, Inc.	36,659
364	@	Clean Harbors, Inc.	23,074
1,000		Comfort Systems USA, Inc.	11,020
285	@	Consolidated Graphics, Inc.	13,093
605		Con-way, Inc.	20,582
613	@	Copart, Inc.	22,007
741	@	Corrections Corp. of America	14,746
1,319		Crane Co.	42,907
700		CSX Corp.	36,575
500		Cubic Corp.	18,190
279		Curtiss-Wright Corp.	9,240
600		Deere & Co.	34,608
1,795		Donaldson Co., Inc.	77,454
2,656		Dover Corp.	119,228
1,301	@	Dycom Industries, Inc.	12,854
5,200		Eaton Corp.	363,740
1,585	@	EMCOR Group, Inc.	39,577
15,285		Emerson Electric Co.	709,835
171		Encore Wire Corp.	3,377
74		ESCO Technologies, Inc.	1,937
637	@	Esterline Technologies Corp.	34,181
120	@	Exponent, Inc.	3,299
2,450		FedEx Corp.	204,551
60	@,L	First Solar, Inc.	6,742
700		Fluor Corp.	32,844
412		Forward Air Corp.	11,276

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2010 (CONTINUED)

Shares			Value
		Industrials (continued)
1,157	@	FTI Consulting, Inc.	$49,473
390		Gardner Denver, Inc.	17,761
3,406	@	Gencorp, Inc.	17,711
400		General Dynamics Corp.	27,160
52,892		General Electric Co.	864,784
816	@	Geo Group, Inc.	17,218
988	@	Gibraltar Industries, Inc.	12,963
1,176	@	Griffon Corp.	14,277
1,470		Harsco Corp.	39,999
617		Healthcare Services Group	12,408
1,189		Heartland Express, Inc.	18,483
6,600		Honeywell International, Inc.	282,282
326	@	HUB Group, Inc.	9,976
899		Hubbell, Inc.	38,342
1,900		IDEX Corp.	58,026
169	@	II-VI, Inc.	5,665
1,300	@	Insituform Technologies, Inc.	26,598
295		Interface, Inc.	3,477
7,997		ITT Corp.	386,095
7,800	@	Jacobs Engineering Group, Inc.	325,728
1,345		JB Hunt Transport Services, Inc.	46,443
761		John Bean Technologies Corp.	13,082
1,647		Joy Global, Inc.	83,997
187		Kaman Corp.	4,580
1,239	@	Kansas City Southern	47,293
170		Kaydon Corp.	6,382
1,748		KBR, Inc.	38,421
916		Knight Transportation, Inc.	18,210
960		L-3 Communications Holdings, Inc.	79,325
1,456		Landstar System, Inc.	61,065
600		Lincoln Electric Holdings, Inc.	33,480
667	L	Lindsay Manufacturing Co.	22,791
6,360		Lockheed Martin Corp.	508,291
835		Manpower, Inc.	38,168
2,080		Masco Corp.	27,768
521	@	Moog, Inc.	17,198
1,047		Mueller Industries, Inc.	27,756
1,200	@	Navigant Consulting, Inc.	14,544
1,174	@	NCI Building Systems, Inc.	13,524
800		Nordson Corp.	53,304
1,500		Northrop Grumman Corp.	90,735
175	@	Old Dominion Freight Line	6,237
1,617	@	On Assignment, Inc.	8,942
1,265	@	Orbital Sciences Corp.	20,076
1,580	@	Oshkosh Truck Corp.	56,137
2,152		Pentair, Inc.	73,943
1,140		Pitney Bowes, Inc.	25,810
300	@	Powell Industries, Inc.	8,819
1,666		Quanex Building Products Corp.	33,203
6,780		Raytheon Co.	355,340
726		Regal-Beloit Corp.	43,771
1,150		Robert Half International, Inc.	29,084
941		Rollins, Inc.	20,006
3,600		RR Donnelley & Sons Co.	68,976
603	@	School Specialty, Inc.	12,958
1,303	@	SFN Group, Inc.	9,981
1,595	@	Shaw Group, Inc.	54,405
548		Simpson Manufacturing Co., Inc.	16,013
551		Skywest, Inc.	8,080
990		SPX Corp.	58,509
395		Standex International Corp.	10,274
418	@	Stanley, Inc.	15,441

Shares			Value
1,822	@	SYKES Enterprises, Inc.	$31,448
140	@	Teledyne Technologies, Inc.	5,503
795	@	Terex Corp.	17,299
2,011	@	Tetra Tech, Inc.	45,579
1,400		Textron, Inc.	28,938
909	@	Thomas & Betts Corp.	34,851
1,778		Timken Co.	51,189
774		Toro Co.	41,401
1,200		Towers Watson & Co.	55,200
630		Tredegar Corp.	10,382
421		Triumph Group, Inc.	29,222
446	@	TrueBlue, Inc.	5,927
1,100		Union Pacific Corp.	78,573
929	@	United Rentals, Inc.	11,287
578	@	United Stationers, Inc.	33,767
13,845		United Technologies Corp.	932,876
470		Universal Forest Products, Inc.	17,414
1,323	@	URS Corp.	58,979
613		Valmont Industries, Inc.	48,562
364	@	Vicor Corp.	4,441
233		Wabtec Corp.	10,101
487		Watsco, Inc.	28,514
1,200		Watts Water Technologies, Inc.	38,880
1,146		Woodward Governor Co.	32,890
			9,156,993
		Information Technology: 11.3%
7	@	ACI Worldwide, Inc.	134
73	@	Actel Corp.	1,030
2,410	@	Adaptec, Inc.	6,989
1,117	@	Advanced Energy Industries, Inc.	13,806
634		Agilysys, Inc.	4,273
450	@	Alliance Data Systems Corp.	31,797
1,600		Altera Corp.	37,712
1,200		Amphenol Corp.	50,880
4,100		Analog Devices, Inc.	119,597
840	@	Anixter International, Inc.	39,900
793	@	Ansys, Inc.	34,678
764	@	AOL, Inc.	15,761
5,488	@	Apple, Inc.	1,411,294
4,069	@	Arris Group, Inc.	44,637
1,706	@	Arrow Electronics, Inc.	46,540
4,750	@	Atmel Corp.	24,249
577	@	Avid Technology, Inc.	7,778
2,487	@	Avnet, Inc.	71,427
1,430	@	Benchmark Electronics, Inc.	26,426
545		Black Box Corp.	16,072
176		Blackbaud, Inc.	3,969
140	@	Blue Coat Systems, Inc.	3,006
2,538	@	Brightpoint, Inc.	18,857
5,300		Broadcom Corp.	182,956
3,839		Broadridge Financial Solutions ADR	73,402
1,814	@	Brooks Automation, Inc.	15,092
14,446		CA, Inc.	292,532
689	@	Cabot Microelectronics Corp.	25,286
853	@	CACI International, Inc.	39,443
4,603	@	Cadence Design Systems, Inc.	30,840
1,210	@	Checkpoint Systems, Inc.	24,091
2,180	@	Ciber, Inc.	6,496
1,925	@	Ciena Corp.	29,972
33,688	@	Cisco Systems, Inc.	780,214
833		Cognex Corp.	15,902
1,689	@	CommScope, Inc.	47,630

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2010 (CONTINUED)

Shares			Value
		Information Technology (continued)
661	@	Commvault Systems, Inc.	$14,899
225	@	Compellent Technologies, Inc.	2,894
1,170	@	Comtech Telecommunications	33,708
258	@	Concur Technologies, Inc.	10,913
2,475	@	Convergys Corp.	27,027
3,000		Corning, Inc.	52,290
1,208	@	Cree, Inc.	80,175
1,171	@	CSG Systems International	24,029
1,054		CTS Corp.	11,099
618	@	Cybersource Corp.	15,876
4,808	@	Cypress Semiconductor Corp.	54,763
1,427		Daktronics, Inc.	12,015
657	@	DealerTrack Holdings, Inc.	10,532
22,000	@	Dell, Inc.	293,260
1,594		Diebold, Inc.	46,194
821	@	Digi International, Inc.	7,586
1,075	@	Digital River, Inc.	29,606
1,400	@	Diodes, Inc.	27,664
2	@	DSP Group, Inc.	14
924		DST Systems, Inc.	35,408
44	@	DTS, Inc.	1,453
6,553	@	eBay, Inc.	140,300
539	@	Electro Scientific Industries, Inc.	6,926
22,600	@	EMC Corp.	420,812
700	@	EMS Technologies, Inc.	10,878
800	@	EPIQ Systems, Inc.	9,160
337	@	Equinix, Inc.	31,007
916	@	F5 Networks, Inc.	64,422
500		Fair Isaac Corp.	11,600
2,603	@	Fairchild Semiconductor International, Inc.	26,030
350	@	Forrester Research, Inc.	10,980
2,290		Global Payments, Inc.	96,615
1,350	@	Google, Inc. - Class A	654,993
2,630	@	Harmonic, Inc.	15,228
2,600		Harris Corp.	121,966
85		Heartland Payment Systems, Inc.	1,397
503	@	Hewitt Associates, Inc.	18,737
21,661		Hewlett-Packard Co.	996,623
377	@	Hutchinson Technology, Inc.	2,062
641	@	Informatica Corp.	16,538
1,143	@	Infospace, Inc.	9,407
3,921	@	Ingram Micro, Inc.	66,500
720	@	Insight Enterprises, Inc.	10,469
3,040	@	Integrated Device Technology, Inc.	17,754
21,350		Intel Corp.	457,317
569	@	Intermec, Inc.	6,282
11,685		International Business Machines Corp.	1,463,663
2,500		Intersil Corp.	33,275
990	@	Intuit, Inc.	35,383
186	@	Itron, Inc.	12,399
1,544	@	j2 Global Communications, Inc.	35,728
1,350	@	JDA Software Group, Inc.	36,072
557	@	Knot, Inc.	4,166
2,327	@	Kopin Corp.	8,331
1,590		Lender Processing Services, Inc.	53,965
724	@	Manhattan Associates, Inc.	20,960
560		Mastercard, Inc.	112,991
425		MAXIMUS, Inc.	25,458
266	@	Mercury Computer Systems, Inc.	3,126
155		Methode Electronics, Inc.	1,573

Shares			Value
380		Micrel, Inc.	$4,220
4,200	@	Micron Technology, Inc.	38,178
2,078	@	Micros Systems, Inc.	71,068
1,104	@	Microsemi Corp.	17,090
54,860		Microsoft Corp.	1,415,368
94	@	MKS Instruments, Inc.	1,867
4,300	@	Motorola, Inc.	29,455
1,303	@	Netgear, Inc.	29,591
520	@	Netscout Systems, Inc.	7,036
1,850	@	NeuStar, Inc.	39,572
805	@	Newport Corp.	8,356
1,985	@	Novatel Wireless, Inc.	12,208
32,183		Oracle Corp.	726,370
4,912	@,L	Palm, Inc.	27,998
566		Park Electrochemical Corp.	14,648
649	@	Perficient, Inc.	6,925
1,131		Plantronics, Inc.	33,862
310	@	Plexus Corp.	10,556
581	@	Polycom, Inc.	17,447
6,730		Qualcomm, Inc.	239,319
3,319	@	Quest Software, Inc.	64,239
828	@	Radiant Systems, Inc.	11,476
351	@	Radisys Corp.	3,292
9,384	@	RF Micro Devices, Inc.	45,043
691	@	Rovi Corp.	25,802
869	@	Rudolph Technologies, Inc.	7,717
600	@	Salesforce.com, Inc.	51,918
1,300	@	Sandisk Corp.	60,606
2,916	@	Semtech Corp.	51,351
964	@,L	Sigma Designs, Inc.	10,045
4,702	@	Skyworks Solutions, Inc.	74,903
1,336	@	Smith Micro Software, Inc.	13,160
660		Solera Holdings, Inc.	22,889
552	@	Sonic Solutions, Inc.	6,563
600	@	Standard Microsystems Corp.	13,728
943	@	Sybase, Inc.	60,663
2,000	@	Symantec Corp.	28,340
855	@,L	Synaptics, Inc.	25,582
544	@	SYNNEX Corp.	14,541
1,403	@,L	Take-Two Interactive Software, Inc.	16,233
500	@	Taleo Corp.	12,525
851	@	Tech Data Corp.	34,593
711		Technitrol, Inc.	2,737
1,442	@	Tekelec	20,671
1,739	@	TeleTech Holdings, Inc.	22,485
1,852	@	Tessera Technologies, Inc.	32,188
7,030		Texas Instruments, Inc.	171,673
1,925	@	THQ, Inc.	11,550
1,260		Total System Services, Inc.	18,396
276	@	Trimble Navigation Ltd.	7,929
5,308	@	Triquint Semiconductor, Inc.	37,262
2,125	@	TTM Technologies, Inc.	24,586
376	@	Tyler Technologies, Inc.	6,102
3,113		United Online, Inc.	21,215
1,806	@	Valueclick, Inc.	21,004
1,017	@	Varian Semiconductor Equipment Associates, Inc.	31,619
207	@	Veeco Instruments, Inc.	7,901
558	@	Viasat, Inc.	17,929
1,900		Visa, Inc.	137,674
4,540	@	Vishay Intertechnology, Inc.	41,087
7,200		Western Union Co.	114,912
1,203	@	Wright Express Corp.	37,774

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2010 (CONTINUED)

Shares			Value
		Information Technology (continued)
12,980		Xerox Corp.	$120,844
12,600		Xilinx, Inc.	308,070
4,300	@	Yahoo!, Inc.	65,962
			14,145,079
		Materials: 2.4%
3,200		Alcoa, Inc.	37,248
503		Amcol International Corp.	13,561
1,000		Aptargroup, Inc.	39,860
1,117		Ashland, Inc.	59,882
251		Balchem Corp.	6,097
5,194		Bemis Co.	148,964
287	@	Brush Engineered Materials, Inc.	7,250
1,170	@	Buckeye Technologies, Inc.	14,180
90	@	Calgon Carbon Corp.	1,338
380		Carpenter Technology Corp.	14,786
1,029	@	Century Aluminum Co.	10,815
174	@	Clearwater Paper Corp.	10,654
190		Cliffs Natural Resources, Inc.	10,613
592		Cytec Industries, Inc.	25,296
35		Deltic Timber Corp.	1,618
2,700		Dow Chemical Co.	72,657
1,080		Eastman Chemical Co.	65,221
2,110		Ecolab, Inc.	99,655
11,510		EI Du Pont de Nemours & Co.	416,317
5,520		Freeport-McMoRan Copper & Gold, Inc.	386,676
1,679		HB Fuller Co.	35,813
1,309	@	Headwaters, Inc.	5,171
9,608		International Paper Co.	223,194
1,057	@	Louisiana-Pacific Corp.	8,985
1,219		Lubrizol Corp.	107,967
402	L	Martin Marietta Materials, Inc.	37,478
720		MeadWestvaco Corp.	17,208
300		Minerals Technologies, Inc.	16,035
3,000		Monsanto Co.	152,610
736		Myers Industries, Inc.	6,609
748		Neenah Paper, Inc.	14,167
2,420		Newmont Mining Corp.	130,244
800		Nucor Corp.	34,440
526		Olin Corp.	10,083
917	@	OM Group, Inc.	27,372
1,520		Packaging Corp. of America	33,653
2,778	@	PolyOne Corp.	27,752
1,190		PPG Industries, Inc.	76,243
341		Quaker Chemical Corp.	9,422
1,128		Reliance Steel & Aluminum Co.	51,786
3,579		RPM International, Inc.	70,900
1,352		Schulman A, Inc.	30,048
351		Schweitzer-Mauduit International, Inc.	19,375
1,636		Silgan Holdings, Inc.	46,675
2,162		Sonoco Products Co.	66,827
880		Steel Dynamics, Inc.	12,910
227		Stepan Co.	16,374
1,686		Temple-Inland, Inc.	35,625
3,060		Valspar Corp.	95,992
3,010		Vulcan Materials Co.	151,945
1,806		Worthington Industries	26,584
530		Zep, Inc.	9,688
			3,051,863

Shares			Value
		Telecommunication Services: 1.5%
45,535		AT&T, Inc.	$1,106,501
573	@	Cbeyond, Inc.	8,956
4,612	@	Cincinnati Bell, Inc.	14,666
602	@	Neutral Tandem, Inc.	8,091
761		NTELOS Holdings Corp.	13,660
380		Qwest Communications International, Inc.	1,991
20,580	@	Sprint Nextel Corp.	105,575
1,200	@	Syniverse Holdings, Inc.	23,748
1,500		Telephone & Data Systems, Inc.	49,320
1,016	@	TW Telecom, Inc.	17,770
882		USA Mobility, Inc.	12,419
16,968		Verizon Communications, Inc.	466,959
			1,829,656
		Utilities: 2.4%
1,597		AGL Resources, Inc.	58,291
900		American Electric Power Co., Inc.	28,764
137		Atmos Energy Corp.	3,715
1,290		Avista Corp.	24,897
1,447		Black Hills Corp.	41,514
3,120		CenterPoint Energy, Inc.	42,494
207		CH Energy Group, Inc.	8,050
5,300		Constellation Energy Group, Inc.	187,514
4,630		Dominion Resources, Inc.	180,385
2,217		DPL, Inc.	55,514
6,343		DTE Energy Co.	288,670
5,100		Duke Energy Corp.	81,396
3,573	@	Dynegy, Inc.	18,687
497	@	El Paso Electric Co.	9,851
1,110		Entergy Corp.	83,328
2,460		EQT Corp.	96,407
3,600		Exelon Corp.	138,960
3,300		FirstEnergy Corp.	116,193
2,400		FPL Group, Inc.	119,832
2,057		Hawaiian Electric Industries	45,172
1,257		Idacorp, Inc.	41,544
2,365		Integrys Energy Group, Inc.	106,945
404		Laclede Group, Inc.	13,368
2,400		MDU Resources Group, Inc.	44,880
1,226		National Fuel Gas Co.	59,584
1,067		New Jersey Resources Corp.	37,825
2,000		NiSource, Inc.	29,920
800		NorthWestern Corp.	21,072
5,900	@	NRG Energy, Inc.	137,765
1,500		NSTAR	52,665
1,299		OGE Energy Corp.	47,336
2,000		Piedmont Natural Gas Co.	50,820
2,591		PNM Resources, Inc.	31,973
1,100		PPL Corp.	28,391
3,100		Public Service Enterprise Group, Inc.	94,953
3,340		Questar Corp.	149,832
4,723		Sempra Energy	217,258
1,138		Southwest Gas Corp.	33,708
3,092		UGI Corp.	80,825
222		UIL Holdings Corp.	5,612
1,297		Unisource Energy Corp.	40,051
1,200		Vectren Corp.	27,660
1,285		WGL Holdings, Inc.	43,497
			3,027,118
Total Common Stock (Cost $66,351,492)			75,545,986

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2010 (CONTINUED)

Shares		Value
REAL ESTATE INVESTMENT TRUSTS: 1.8%
	Financials: 1.8%
1,297	Acadia Realty Trust	$23,203
734	Alexandria Real Estate Equities, Inc.	48,136
2,063	AMB Property Corp.	53,494
900	AvalonBay Communities, Inc.	88,254
1,614	BioMed Realty Trust, Inc.	27,454
761	BRE Properties, Inc.	31,094
685	Camden Property Trust	31,263
2,390	Colonial Properties Trust	36,041
800	Corporate Office Properties Trust SBI MD	30,328
477	DiamondRock Hospitality Co.	4,360
2,309	Duke Realty Corp.	27,431
752	EastGroup Properties, Inc.	27,809
146	Entertainment Properties Trust	5,977
806	Equity One, Inc.	13,839
300	Essex Property Trust, Inc.	31,569
3,145	Extra Space Storage, Inc.	47,301
790	Federal Realty Investment Trust	58,223
392	Franklin Street Properties Corp.	4,841
370	HCP, Inc.	11,788
2,079	Healthcare Realty Trust, Inc.	47,671
545	Highwoods Properties, Inc.	16,056
257	Home Properties, Inc.	12,498
960	Hospitality Properties Trust	21,600
103	Kilroy Realty Corp.	3,389
862	LaSalle Hotel Properties	19,395
618	Lexington Realty Trust	3,838
1,233	Liberty Property Trust	37,989
1,061	LTC Properties, Inc.	27,257
1,666	Macerich Co.	68,906
672	Mack-Cali Realty Corp.	22,163
3,677	Medical Properties Trust, Inc.	35,115
1,015	Mid-America Apartment Communities, Inc.	55,449
470	National Retail Properties, Inc.	10,331
1,400	Nationwide Health Properties, Inc.	49,686
1,001	Parkway Properties, Inc.	16,867
331	Pennsylvania Real Estate Investment Trust	4,564
2,400	Plum Creek Timber Co., Inc.	84,048
1,188	Post Properties, Inc.	29,795
781	Potlatch Corp.	27,210
2,200	Prologis	25,036
585	PS Business Parks, Inc.	31,537
2,730	Public Storage, Inc.	253,044
998	Rayonier, Inc.	44,790
1,620	Realty Income Corp.	50,447
800	Regency Centers Corp.	29,400
1,600	Senior Housing Properties Trust	33,344
4,754	Simon Property Group, Inc.	404,233
720	SL Green Realty Corp.	44,849
915	Sovran Self Storage, Inc.	32,967
165	Tanger Factory Outlet Centers, Inc.	6,867
2,720	UDR, Inc.	55,298
1,090	Urstadt Biddle Properties, Inc.	18,247
2,034	Weingarten Realty Investors	42,429
Total Real Estate Investment Trusts (Cost $1,796,267)		2,268,720

Shares			Value
EXCHANGE-TRADED FUNDS: 0.2%
		Exchange-Traded Funds: 0.2%
2,150		iShares S&P SmallCap 600 Index Fund	$125,582
1,000	L	SPDR S&P MidCap 400 ETF Trust	138,690
Total Exchange-Traded Funds (Cost $213,121)			264,272
PREFERRED STOCK: 0.1%
		Financials: 0.1%
4,100	@,P	Citigroup Capital XII	102,090
Total Preferred Stock (Cost $102,500)			102,090
Principal Amount			Value
CORPORATE BONDS/NOTES: 12.6%
		Consumer Discretionary: 2.4%
$120,000		AMC Entertainment, Inc., 8.750%, due 06/01/19	$121,800
90,000	#	Cablevision Systems Corp., 8.625%, due 09/15/17	90,900
145,000	#	Clear Channel Worldwide Holdings, Inc., 9.250%, due 12/15/17	147,788
32,000		Comcast Corp., 5.900%, due 03/15/16	35,333
150,000		Comcast Corp., 6.300%, due 11/15/17	167,147
40,000		Comcast Corp., 6.400%, due 03/01/40	42,220
26,000		Comcast Corp., 6.500%, due 01/15/17	29,138
112,000	#	COX Communications, Inc., 6.250%, due 06/01/18	122,950
30,000	#	COX Communications, Inc., 6.950%, due 06/01/38	33,208
115,000	#	DIRECTV Holdings LLC, 5.200%, due 03/15/20	116,239
33,000		Discovery Communications, LLC, 5.625%, due 08/15/19	34,865
50,000	S	DISH DBS Corp., 7.125%, due 02/01/16	49,250
50,000		Goodyear Tire & Rubber Co/The, 8.625%, due 12/01/11	51,625
80,000		Hanesbrands, Inc., 8.000%, due 12/15/16	81,600
165,000	#	Hyatt Hotels Corp., 6.875%, due 08/15/19	174,775
45,000		Interpublic Group of Cos., Inc., 10.000%, due 07/15/17	49,556
81,000	S,L	JC Penney Co., Inc., 5.650%, due 06/01/20	79,380
100,000		Limited Brands, Inc., 8.500%, due 06/15/19	107,000
95,000	#	Mediacom LLC / Mediacom Capital Corp., 9.125%, due 08/15/19	94,525
33,000	#	NBC Universal, Inc., 3.650%, due 04/30/15	33,451

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2010 (CONTINUED)

Principal Amount			Value
		Consumer Discretionary (continued)
$92,000	#	NBC Universal, Inc., 5.150%, due 04/30/20	$94,110
33,000	#	NBC Universal, Inc., 6.400%, due 04/30/40	34,375
91,000		News America, Inc., 6.650%, due 11/15/37	98,775
134,000		News America, Inc., 6.900%, due 03/01/19	156,568
120,000	#	Pinnacle Entertainment, Inc., 8.625%, due 08/01/17	121,800
40,000	#	QVC, Inc., 7.500%, due 10/01/19	39,200
30,000	S	Service Corp. International, 7.000%, due 06/15/17	29,250
100,000	&,#	ServiceMaster Co, 10.750%, due 07/15/15	100,500
5,000		Time Warner Cable, Inc., 3.500%, due 02/01/15	5,055
197,000		Time Warner Cable, Inc., 6.200%, due 07/01/13	218,972
34,000		Time Warner, Inc., 6.200%, due 03/15/40	34,222
17,000		Time Warner, Inc., 7.700%, due 05/01/32	19,745
44,000	S	Toll Brothers Finance Corp., 6.750%, due 11/01/19	41,443
120,000	#	Toys R Us Property Co. I LLC, 10.750%, due 07/15/17	133,500
57,000		Viacom, Inc., 4.250%, due 09/15/15	58,735
20,000	S	WMG Holdings Corp., 9.500%, due 12/15/14	19,700
70,000	#	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.875%, due 11/01/17	69,650
			2,938,350
		Consumer Staples: 0.7%
147,000		Altria Group, Inc., 9.700%, due 11/10/18	178,503
125,000	#	Anheuser-Busch InBev Worldwide, Inc., 5.375%, due 11/15/14	135,732
107,000		CVS Caremark Corp., 6.125%, due 09/15/39	110,401
21,000		CVS Caremark Corp., 6.600%, due 03/15/19	23,883
30,000	#	Dole Food Co., Inc., 8.000%, due 10/01/16	30,225
10,000		Kraft Foods, Inc., 6.125%, due 08/23/18	11,023
31,000		Kraft Foods, Inc., 6.500%, due 08/11/17	35,152
50,000		Kraft Foods, Inc., 6.500%, due 02/09/40	53,259
103,000		Lorillard Tobacco Co., 6.875%, due 05/01/20	103,938
105,000	#	Smithfield Foods, Inc., 10.000%, due 07/15/14	112,941
15,000		TreeHouse Foods, Inc., 7.750%, due 03/01/18	15,375
105,000		Tyson Foods, Inc., 7.850%, due 04/01/16	113,138
			923,570

Principal Amount			Value
		Energy: 1.0%
$69,000	S	Anadarko Petroleum Corp., 6.450%, due 09/15/36	$65,527
125,000	#	Arch Coal, Inc., 8.750%, due 08/01/16	128,125
15,000	#	Consol Energy, Inc., 8.000%, due 04/01/17	15,319
15,000	#	Consol Energy, Inc., 8.250%, due 04/01/20	15,394
88,000		Enbridge Energy Partners, 9.875%, due 03/01/19	114,301
77,000		Energy Transfer Partners, 9.700%, due 03/15/19	94,217
43,000	S	Enterprise Products Operating LLC, 5.200%, due 09/01/20	43,087
67,000	S	Enterprise Products Operating LLC, 6.450%, due 09/01/40	67,050
200,000	±,I,X	Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	—
200,000	±,I,X	Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13	—
40,000	#,L	Kazatomprom, 6.250%, due 05/20/15	39,700
115,000	S	Newfield Exploration Co., 6.875%, due 02/01/20	111,550
54,000		Northwest Pipeline Corp., 7.000%, due 06/15/16	62,950
30,885	±,I,X	PEA Lima, LLC,12.630%, due 03/20/14	—
75,000	S	Pioneer Natural Resources Co., 7.500%, due 01/15/20	75,371
112,000		Plains All American Pipeline LP, 5.750%, due 01/15/20	114,523
90,000	S	Plains Exploration & Production Co., 8.625%, due 10/15/19	88,650
54,000		Transcontinental Gas Pipe Line Corp., 6.400%, due 04/15/16	61,498
178,000	S	Transocean, Inc., 6.800%, due 03/15/38	169,532
34,000	#	Williams Partners L.P., 5.250%, due 03/15/20	34,054
			1,300,848
		Financials: 4.4%
234,000		Aegon NV, 3.891%, due 12/31/49	139,932
180,000	S	American International Group, Inc., 5.850%, due 01/16/18	153,000
40,000		AvalonBay Communities, Inc., 5.700%, due 03/15/17	42,954
100,000	S	Bank of America Corp., 8.000%, due 12/29/49	96,268
30,000	S	Bank of Ireland, 0.886%, due 12/29/49	12,150
200,000	#	Barclays Bank PLC, 6.050%, due 12/04/17	195,594
159,000	#	Barclays Bank PLC, 7.375%, due 06/29/49	145,485

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2010 (CONTINUED)

Principal Amount			Value
		Financials (continued)
$250,000		Capital One Bank USA NA, 8.800%, due 07/15/19	$298,626
87,000		Capital One Capital V, 10.250%, due 08/15/39	94,069
6,000	S	Citigroup, Inc., 5.000%, due 09/15/14	5,938
110,000		Citigroup, Inc., 6.010%, due 01/15/15	114,564
87,000		Citigroup, Inc., 8.500%, due 05/22/19	102,102
54,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	54,655
132,000	S	Credit Suisse/Guernsey, 5.860%, due 12/31/49	114,180
77,000	#	Dresdner Funding Trust I, 8.151%, due 06/30/31	56,450
98,000	#,L	Fibria Overseas Finance Ltd, 7.500%, due 05/04/20	96,530
217,000	S	Fifth Third Bancorp., 8.250%, due 03/01/38	232,251
250,000		First Tennessee Bank NA, 5.650%, due 04/01/16	240,873
110,000	S	Ford Motor Credit Co., LLC, 8.125%, due 01/15/20	110,286
87,000		Fund American Cos., Inc., 5.875%, due 05/15/13	89,984
54,000	S	General Electric Capital Corp., 5.875%, due 01/14/38	50,708
18,000		General Electric Capital Corp., 6.000%, due 08/07/19	19,103
128,000		General Electric Capital Corp., 6.875%, due 01/10/39	136,536
110,000	S	Genworth Financial, Inc., 6.515%, due 05/22/18	104,869
165,000	S	Goldman Sachs Group, Inc., 5.375%, due 03/15/20	159,481
137,000		Goldman Sachs Group, Inc., 6.250%, due 09/01/17	142,008
41,000	S	Hartford Financial Services Group, Inc., 5.500%, due 03/30/20	39,054
85,000	S	Hartford Financial Services Group, Inc., 6.000%, due 01/15/19	83,612
49,000	#	Iberdrola Finance Ireland Ltd., 3.800%, due 09/11/14	49,015
253,000	#	Iberdrola Finance Ireland Ltd., 5.000%, due 09/11/19	243,389
25,000	#	International Lease Finance Corp., 8.625%, due 09/15/15	23,063
47,000	#	International Lease Finance Corp., 8.750%, due 03/15/17	43,123
250,000		JP Morgan Chase Bank NA, 5.875%, due 06/13/16	262,326
74,000		Lincoln National Corp., 8.750%, due 07/01/19	91,198
80,000		Merrill Lynch & Co., Inc., 6.050%, due 05/16/16	81,079
109,000	S	Morgan Stanley, 4.100%, due 01/26/15	104,601

Principal Amount			Value
$68,000		Morgan Stanley, 7.300%, due 05/13/19	$71,540
189,000		National City Preferred Capital Trust I, 12.000%, due 12/29/49	202,843
25,000	#	New Communications Holdings, Inc., 7.875%, due 04/15/15	24,938
100,000	#	Pacific Life Insurance Co., 9.250%, due 06/15/39	125,972
47,000	S	ProLogis, 6.875%, due 03/15/20	44,998
51,000	S	ProLogis, 7.375%, due 10/30/19	50,414
172,000		Protective Life Corp., 8.450%, due 10/15/39	179,747
19,000		Prudential Financial, Inc., 4.750%, due 09/17/15	19,559
43,000	S	Prudential Financial, Inc., 5.700%, due 12/14/36	40,244
10,000		Prudential Financial, Inc., 6.625%, due 12/01/37	10,510
104,000	#	Rabobank, 11.000%, due 12/29/49	126,511
47,000	S	Regions Financial Corp., 5.750%, due 06/15/15	46,596
135,000	S	SLM Corp., 8.000%, due 03/25/20	120,277
200,000	±,I,X	Twin Reefs Pass-through Trust, 0.000%, due 12/10/49	—
100,000	#	Virgin Media Secured Finance PLC, 6.500%, due 01/15/18	98,750
136,000		Wachovia Bank NA, 6.600%, due 01/15/38	142,254
138,000	S	Wells Fargo Capital XIII, 7.700%, due 12/29/49	136,620
45,000	#	Xstrata Finance Canada Ltd, 5.500%, due 11/16/11	47,076
			5,517,905
		Health Care: 0.4%
79,000		Abbott Laboratories, 4.125%, due 05/27/20	79,644
43,000	S	Abbott Laboratories, 5.300%, due 05/27/40	42,396
95,000	&	Biomet, Inc., 10.375%, due 10/15/17	101,531
50,000		HCA, Inc., 9.250%, due 11/15/16	52,500
95,000	&	HCA, Inc., 9.625%, due 11/15/16	100,225
55,000	S	Omnicare, Inc., 6.875%, due 12/15/15	54,588
52,000		US Oncology, Inc., 9.125%, due 08/15/17	52,715
			483,599
		Industrials: 0.4%
50,000	#	Bombardier, Inc., 7.500%, due 03/15/18	50,750
50,000	#	Bombardier, Inc., 7.750%, due 03/15/20	50,875
60,000		Case New Holland, Inc., 7.750%, due 09/01/13	61,350
81,000		General Electric Co., 5.250%, due 12/06/17	86,844

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2010 (CONTINUED)

Principal Amount			Value
		Industrials (continued)
$57,000		Owens Corning, 6.500%, due 12/01/16	$59,957
110,000		RR Donnelley & Sons Co., 8.600%, due 08/15/16	122,013
			431,789
		Information Technology: 0.3%
5,000	#	Brocade Communications Systems, Inc., 6.625%, due 01/15/18	4,950
95,000	#	Brocade Communications Systems, Inc., 6.875%, due 01/15/20	94,050
65,000		Jabil Circuit, Inc., 7.750%, due 07/15/16	66,788
95,000	S	Seagate Technology, Inc., 6.800%, due 10/01/16	93,813
39,000		Xerox Corp., 4.250%, due 02/15/15	39,982
19,000		Xerox Corp., 5.625%, due 12/15/19	20,146
			319,729
		Materials: 0.7%
48,000	S	ArcelorMittal, 7.000%, due 10/15/39	46,391
126,000		ArcelorMittal, 9.850%, due 06/01/19	154,042
60,000	#	Chevron Phillips Chemical Co. LLC, 7.000%, due 06/15/14	68,453
56,000	#	Chevron Phillips Chemical Co. LLC, 8.250%, due 06/15/19	69,909
52,000		Domtar Corp., 10.750%, due 06/01/17	61,100
91,000		Dow Chemical Co., 7.600%, due 05/15/14	104,340
100,000		Nova Chemicals Corp., 8.375%, due 11/01/16	101,000
15,000		Nova Chemicals Corp., 8.625%, due 11/01/19	15,150
56,000		Rio Tinto Finance USA Ltd., 8.950%, due 05/01/14	67,333
30,000		Solo Cup Co. / Solo Cup Operating Corp., 10.500%, due 11/01/13	30,675
70,000	S	Steel Dynamics, Inc., 7.750%, due 04/15/16	70,000
110,000		Teck Resources Ltd., 10.250%, due 05/15/16	129,398
			917,791
		Telecommunication Services: 1.0%
198,000		AT&T, Inc., 6.550%, due 02/15/39	215,186
100,000		British Telecommunications PLC, 5.950%, due 01/15/18	103,529
52,000	L	Cricket Communications, Inc., 10.000%, due 07/15/15	53,560
105,000	S	Crown Castle International Corp., 7.125%, due 11/01/19	102,375
35,000	S	Frontier Communications Corp., 8.125%, due 10/01/18	34,475
97,000	#	Intelsat Subsidiary Holding Co., Ltd., 8.875%, due 01/15/15	97,970

Principal Amount			Value
$45,000	L	MetroPCS Wireless, Inc., 9.250%, due 11/01/14	$46,575
50,000	S	Nextel Communications, Inc., 5.950%, due 03/15/14	46,375
55,000	#	Qwest Communications International, Inc., 7.125%, due 04/01/18	53,900
52,000	S	Qwest Communications International, Inc., 7.500%, due 02/15/14	51,480
50,000	S	Sprint Nextel Corp., 6.000%, due 12/01/16	44,750
326,000	S	Telefonica Emisiones SAU, 5.134%, due 04/27/20	315,084
91,000		Verizon Communications, Inc., 8.950%, due 03/01/39	125,199
			1,290,458
		Utilities: 1.3%
95,000	S	AES Corp., 8.000%, due 10/15/17	93,813
75,000	#	Allegheny Energy Supply Co. LLC, 5.750%, due 10/15/19	75,382
59,000		Ameren Corp., 8.875%, due 05/15/14	67,576
18,000	S,L	Ameren Energy Generating Co., 6.300%, due 04/01/20	18,027
148,000	#	EDP Finance BV, 4.900%, due 10/01/19	135,219
53,000	#	Electricite de France, 6.950%, due 01/26/39	62,743
291,000	#	Enel Finance International SA, 6.000%, due 10/07/39	272,120
53,000		Entergy Texas, Inc., 7.125%, due 02/01/19	61,531
35,000		FirstEnergy Solutions Corp., 4.800%, due 02/15/15	36,155
62,000	S	Georgia Power Co., 5.400%, due 06/01/40	60,675
49,000		Indiana Michigan Power, 7.000%, due 03/15/19	56,731
34,000		Jersey Central Power and Light, 7.350%, due 02/01/19	40,273
36,925	#	Juniper Generation, LLC, 6.790%, due 12/31/14	34,681
56,000		Metropolitan Edison, 7.700%, due 01/15/19	66,355
38,000		Nisource Finance Corp., 6.125%, due 03/01/22	39,680
129,000		Oncor Electric Delivery Co., 7.500%, due 09/01/38	156,233
125,000		Sempra Energy, 6.500%, due 06/01/16	143,006
112,000		Sierra Pacific Power Co., 6.250%, due 04/15/12	119,962
91,000		Southwestern Electric Power, 5.550%, due 01/15/17	96,261
			1,636,423
Total Corporate Bonds/Notes (Cost $15,509,436)			15,760,462
U.S. GOVERNMENT AGENCY OBLIGATIONS: 10.1%
		Federal Home Loan Mortgage Corporation##: 5.0%
480,000		3.000%, due 04/07/15	483,623
468,000	S	3.125%, due 03/16/15	468,523

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2010 (CONTINUED)

Principal Amount			Value
		Federal Home Loan Mortgage Corporation## (continued)
$520,000		3.250%, due 04/23/15	$521,948
39,243		4.934%, due 04/01/35	41,360
983,283		5.000%, due 08/15/16-04/15/32	1,047,024
1,162,391		5.500%, due 09/15/32-08/15/36	1,227,064
189,703		5.662%, due 05/01/37	202,758
1,485,000	W	6.000%, due 06/15/34	1,600,784
571,018		6.000%, due 04/01/14-07/15/32	624,159
50,958		6.500%, due 11/01/28-12/01/31	56,378
			6,273,621
		Federal National Mortgage Association##: 4.3%
1,866,000	W	4.500%, due 07/15/35	1,897,489
1,396,250		5.000%, due 07/01/23-07/01/37	1,472,272
75,007		5.012%, due 07/01/35	79,623
313,000	W	5.500%, due 07/15/34	332,758
196,000		5.500%, due 05/25/30	212,110
794,291		6.000%, due 08/01/16-12/25/49	875,863
343,000	W	6.500%, due 06/15/32	373,173
70,894		7.000%, due 06/01/31	79,433
77,746		7.500%, due 09/01/30-01/25/48	88,374
			5,411,095
		Government National Mortgage Association: 0.8%
3,561		4.375%, due 04/20/28	3,691
370,093		4.500%, due 04/15/39	380,910
287,000		5.000%, due 07/01/40	300,634
118,475		5.500%, due 09/15/38	127,380
79,637		6.500%, due 06/15/29-01/15/32	88,508
56,122		7.500%, due 12/15/23	63,442
			964,565
Total U.S. Government Agency Obligations (Cost $12,303,174)			12,649,281
U.S. TREASURY OBLIGATIONS: 6.1%
		U.S. Treasury Notes: 6.1%
1,022,000	S,L	1.000%, due 04/30/12	1,026,830
2,148,000	S,L	1.375%, due 05/15/13	2,156,562
1,038,000	S,L	2.500%, due 04/30/15	1,059,085
1,400,000	S,L	3.500%, due 05/15/20	1,423,404
1,784,000	S	4.625%, due 02/15/40	1,905,257
Total U.S. Treasury Obligations (Cost $7,584,049)			7,571,138
ASSET-BACKED SECURITIES: 2.9%
		Automobile Asset-Backed Securities: 1.1%
117,000	#	Bank of America Auto Trust, 3.030%, due 10/15/16	120,652
100,000	#	Bank of America Auto Trust, 3.520%, due 06/15/16	104,206
49,000		BMW Vehicle Owner Trust, 1.390%, due 04/25/14	49,054
47,000		CarMax Auto Owner Trust, 2.400%, due 04/15/15	47,366
75,000		CarMax Auto Owner Trust, 2.820%, due 12/15/14	76,612

Principal Amount		Value
$89,000	CarMax Auto Owner Trust, 5.810%, due 12/16/13	$95,109
250,000	Chrysler Financial Auto Securitization Trust, 6.250%, due 05/18/14	259,512
36,000	Ford Credit Auto Owner Trust, 4.950%, due 03/15/13	37,839
67,000	Harley-Davidson Motorcycle Trust, 2.620%, due 03/15/14	68,091
183,000	Harley-Davidson Motorcycle Trust, 3.190%, due 11/15/13	186,892
56,000	Honda Auto Receivables Owner Trust, 1.930%, due 08/18/16	55,931
21,000	Honda Auto Receivables Owner Trust, 1.980%, due 05/23/16	21,162
3,000	Honda Auto Receivables Owner Trust, 4.880%, due 09/18/14	3,130
45,000	Hyundai Auto Receivables Trust, 2.030%, due 08/15/13	45,527
31,000	Mercedes-Benz Auto Receivables Trust, 1.420%, due 08/15/14	31,038
43,000	Mercedes-Benz Auto Receivables Trust, 2.430%, due 03/15/16	43,860
79,000	Volkswagen Auto Loan Enhanced Trust, 1.310%, due 01/20/14	79,189
		1,325,170
	Credit Card Asset-Backed Securities: 1.2%
24,000	BA Credit Card Trust, 4.720%, due 05/15/13	24,511
309,000	Capital One Multi-Asset Execution Trust, 5.750%, due 07/15/20	352,945
127,000	Chase Issuance Trust, 5.160%, due 04/16/18	141,318
227,000	Citibank Credit Card Issuance Trust, 0.987%, due 07/15/13	224,374
269,000	Citibank Credit Card Issuance Trust, 6.950%, due 02/18/14	287,485
197,000	Discover Card Master Trust, 5.650%, due 03/16/20	224,570
204,000	MBNA Credit Card Master Note Trust, 6.800%, due 07/15/14	217,656
		1,472,859
	Home Equity Asset-Backed Securities: 0.2%
218,392	GSAA Trust, 5.242%, due 05/25/35	208,086
23,319	Merrill Lynch Mortgage Investors Trust, 0.703%, due 07/25/34	17,890
870	Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	863
		226,839

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2010 (CONTINUED)

Principal Amount			Value
		Other Asset-Backed Securities: 0.4%
$34,000		AEP Texas Central Transition Funding LLC, 5.960%, due 07/15/15	$36,625
11,041		CenterPoint Energy Transition Bond Co. LLC, 4.970%, due 08/01/14	11,541
8,252		Chase Funding Mortgage Loan Asset-Backed Certificates, 0.943%, due 07/25/33	7,289
202		Chase Funding Mortgage Loan Asset-Backed Certificates, 4.045%, due 05/25/33	200
148,364		Credit-Based Asset Servicing and Securitization, LLC, 4.831%, due 08/25/35	144,338
34,012		Credit-Based Asset Servicing and Securitization, LLC, 5.501%, due 12/25/36	24,556
119,000	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, due 12/25/37	119,054
97,000	#	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, due 12/25/37	79,989
70,687		Equity One, Inc., 5.050%, due 09/25/33	63,272
250,000	I,X	Hudson Mezzanine Funding, 1.090%, due 06/12/42	—
2,626		Residential Asset Mortgage Products, Inc., 0.963%, due 06/25/33	1,606
74,143		Structured Asset Securities Corp., 4.910%, due 06/25/33	60,514
			548,984
Total Asset-Backed Securities (Cost $3,873,759)			3,573,852
COLLATERALIZED MORTGAGE OBLIGATIONS: 5.1%
259,159		American Home Mortgage Investment Trust, 0.723%, due 11/25/45	73,157
32,070		Banc of America Commercial Mortgage, Inc., 4.161%, due 12/10/42	32,310
97,719		Banc of America Commercial Mortgage, Inc., 4.783%, due 07/10/43	101,154
154,000		Banc of America Commercial Mortgage, Inc., 5.178%, due 09/10/47	156,027
28,559		Bear Stearns Alternative-A Trust, 0.663%, due 07/25/34	19,847
35,886		Bear Stearns Commercial Mortgage Securities, 5.286%, due 06/11/41	37,485
99,264		Chase Mortgage Finance Corp., 5.500%, due 11/25/35	93,297
225,000		Citigroup Commercial Mortgage Trust, 5.700%, due 12/10/49	222,652

Principal Amount			Value
$5,632,588	#,^	Citigroup/Deutsche Bank Commercial Mortgage Trust, 0.093%, due 12/11/49	$46,549
140,000		Commercial Mortgage Asset Trust, 6.975%, due 01/17/32	153,084
90,000	#	Commercial Mortgage Pass-Through Certificates, 5.449%, due 02/05/19	89,452
135,000	#	Commercial Mortgage Pass-through Certificates, 0.837%, due 07/16/34	131,968
1,416,002		Countrywide Alternative Loan Trust, 5.500%, due 12/25/35	349,626
1,439,444		Countrywide Alternative Loan Trust, 6.000%, due 10/25/35	447,937
63,486		Countrywide Home Loan Mortgage Pass-through Trust, 0.663%, due 04/25/35	13,056
27,401		Credit Suisse First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	27,898
10,000		Credit Suisse First Boston Mortgage Securities Corp., 5.100%, due 08/15/38	10,533
8,099,717	#,^	Credit Suisse Mortgage Capital Certificates, 0.110%, due 09/15/40	51,902
80,000	#	Credit Suisse Mortgage Capital Certificates, 5.342%, due 12/15/43	77,548
273,365		GMAC Mortgage Corp. Loan Trust, 5.255%, due 03/18/35	240,314
60,000		Greenwich Capital Commercial Funding Corp., 5.224%, due 04/10/37	60,418
175,000		Greenwich Capital Commercial Funding Corp., 5.444%, due 03/10/39	169,471
130,000		Greenwich Capital Commercial Funding Corp., 5.867%, due 12/10/49	104,108
215,000		Greenwich Capital Commercial Funding Corp., 5.888%, due 07/10/38	222,428
40,000	#	GS Mortgage Securities Corp. II, 5.863%, due 07/12/38	39,025
85,597		GSR Mortgage Loan Trust, 5.500%, due 07/25/35	76,886
35,454		Homebanc Mortgage Trust, 1.203%, due 08/25/29	22,161
12,729,650	^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.140%, due 02/15/51	86,633
90,000		JP Morgan Chase Commercial Mortgage Securities Corp., 5.195%, due 12/15/44	94,472
160,000		JP Morgan Chase Commercial Mortgage Securities Corp., 5.336%, due 05/15/47	154,099
200,000		JP Morgan Chase Commercial Mortgage Securities Corp., 5.399%, due 05/15/45	202,254

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2010 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$40,000		JP Morgan Chase Commercial Mortgage Securities Corp., 5.420%, due 01/15/49	$37,570
2,433		JP Morgan Chase Commercial Mortgage Securities Corp., 5.832%, due 04/15/45	2,445
1,252,658	^	LB-UBS Commercial Mortgage Trust, 0.152%, due 11/15/40	6,220
16,872		LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	16,873
200,000		LB-UBS Commercial Mortgage Trust, 5.197%, due 11/15/30	208,335
130,000		LB-UBS Commercial Mortgage Trust, 5.263%, due 06/15/29	135,048
210,000		LB-UBS Commercial Mortgage Trust, 5.372%, due 09/15/39	210,774
180,000		LB-UBS Commercial Mortgage Trust, 5.424%, due 02/15/40	175,049
190,000		LB-UBS Commercial Mortgage Trust, 5.882%, due 06/15/38	196,445
2,092		MASTR Alternative Loans Trust, 6.500%, due 05/25/33	1,938
20,444		MASTR Alternative Loans Trust, 8.500%, due 05/25/33	21,268
3,511,703	#,^	Merrill Lynch Mortgage Trust, 0.363%, due 08/12/43	63,655
145,000		Merrill Lynch Mortgage Trust, 4.747%, due 06/12/43	147,559
12,371		MLCC Mortgage Investors, Inc., 0.663%, due 01/25/29	10,602
28,210		MLCC Mortgage Investors, Inc., 0.673%, due 11/25/29	23,654
90,000		Morgan Stanley Capital I, 5.185%, due 11/14/42	94,020
2,410		Morgan Stanley Dean Witter Capital I, 5.720%, due 12/18/32	2,444
30,000	#	Morgan Stanley Dean Witter Capital I, 6.987%, due 10/15/35	29,768
918,840	#,^	RBSCF Trust, 1.012%, due 04/15/24	32,182
100,000	#	RBSCF Trust, 5.420%, due 02/16/17	88,531
181,462		Residential Asset Securitization Trust, 5.500%, due 02/25/35	167,765
12,432		Sequoia Mortgage Trust, 0.610%, due 01/20/35	10,401
247,172		Structured Adjustable Rate Mortgage Loan Trust, 5.500%, due 11/25/34	235,934
19,236		Structured Asset Mortgage Investments, Inc., 0.579%, due 04/19/35	12,277
210,000		Wachovia Bank Commercial Mortgage Trust, 5.308%, due 11/15/48	210,874
120,000		Wachovia Bank Commercial Mortgage Trust, 5.342%, due 12/15/43	106,225
176,505		Washington Mutual Mortgage Pass-through Certificates, 6.000%, due 06/25/34	183,151

	Principal Amount			Value
	$69,726		Wells Fargo Mortgage-Backed Securities Trust, 4.862%, due 08/25/34	$70,598
	252,000		Wells Fargo Mortgage-Backed Securities Trust, 5.293%, due 05/25/35	246,081
	Total Collateralized Mortgage Obligations (Cost $8,295,470)			6,355,437
	OTHER BONDS: 0.8%
			Foreign Government Bonds: 0.8%
BRL	1,733,000	S	Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/12	965,640
	Total Other Bonds (Cost $922,159)			965,640
	Total Long-Term Investments (Cost $116,951,427)			125,056,878
	Shares			Value
	SHORT-TERM INVESTMENTS: 6.6%
			Affiliated Mutual Fund: 3.2%
	3,950,000		ING Institutional Prime Money Market Fund - Class I	$3,950,000
	Total Mutual Fund (Cost $3,950,000)			3,950,000
			Securities Lending Collateralcc: 3.4%
	4,037,321		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	4,037,321
	317,673	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	254,138
	Total Securities Lending Collateral (Cost $4,354,994)			4,291,459
	Total Short-Term Investments (Cost $8,304,994)			8,241,459

Total Investments in Securities (Cost $125,256,421)*	106.8%	$133,298,337
Other Assets and Liabilities - Net	(6.8)	(8,441,182)
Net Assets	100.0%	$124,857,155

@    Non-income producing security

&    Payment-in-kind

ADR    American Depositary Receipt

MASTR  Mortgage Asset Securitization Transaction, Inc.

#    Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

P    Preferred Stock may be called prior to convertible date.

cc    Securities purchased with cash collateral for securities loaned.

(1)    Collateral received from brokers for securites lending was invested in these short-term investments.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2010 (CONTINUED)

(2)    On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

##    On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W    Settlement is on a when-issued or delayed-delivery basis.

S    All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

I    Illiquid security

L    Loaned security, a portion or all of the security is on loan at May 31, 2010.

±    Defaulted security

X    Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

^    Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

BRL    Brazilian Real

*    Cost for federal income tax purposes is $127,765,819.

  Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$13,318,018
Gross Unrealized Depreciation	(7,785,500)
Net Unrealized Appreciation	$5,532,518

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2010 in valuing the Fund's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 05/31/10
Asset Table
Investments, at value
Common Stock*	$75,545,986	$—	$—	$75,545,986
Real Estate Investment Trusts	2,268,720	—	—	2,268,720
Exchange-Traded Funds	264,272	—	—	264,272
Preferred Stock	—	102,090	—	102,090
Corporate Bonds/Notes	—	15,760,462	—	15,760,462
U.S. Government Agency Obligations	—	12,649,281	—	12,649,281
U.S. Treasury Obligations	—	7,571,138	—	7,571,138
Asset-Backed Securities	—	3,573,852	—	3,573,852
Collateralized Mortgage Obligations	—	5,391,795	963,642	6,355,437
Other Bonds	—	965,640	—	965,640
Short-Term Investments	7,987,321	—	254,138	8,241,459
Total Investments, at value	$86,066,299	$46,014,258	$1,217,780	$133,298,337
Other Financial Instruments+:
Forward foreign currency contracts	—	88,358	—	88,358
Futures	33,020	—	—	33,020
Swaps, at value	—	99,322	—	99,322
Total Assets	$86,099,319	$46,201,938	$1,217,780	$133,519,037
Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	—	(8,063)	—	(8,063)
Futures	(3,986)	—	—	(3,986)
Swaps, at value	—	(149,496)	—	(149,496)
Total Liabilities	$(3,986)	$(157,559)	$—	$(161,545)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2010 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended May 31, 2010:

	Beginning Balance 05/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 05/31/10
Asset Table
Investments, at value
Common Stock	$1	$—	$—	$—	$(12)	$11	$—	$—	$—
Warrants	4	—	—	—	(7,446)	7,442	—	—	—
Corporate Bonds/Notes	87,436	—	(98,689)	(26,848)	(67,611)	105,712	—	—	—
Asset-Backed Securities	590,067	—	(997,767)	6	(388,100)	795,794	—	—	—
Collateralized Mortgage Obligations	2,607,061	162,900	(1,167,016)	1,087	(1,446,862)	806,472	—	—	963,642
Other Bonds	1,142,104	520,492	(1,702,361)	(963)	173,629	(132,901)	—	—	—
Short-Term Investments	—	—	—	—	—	—	254,138	—	254,138
Total Investments, at value	$4,426,673	$683,392	$(3,965,833)	$(26,718)	$(1,736,402)	$1,582,530	$254,138	$—	$1,217,780

As of May 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $(861,895).

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

A summary of derivative instruments by primary risk exposure is outlined in the following tables:

The fair value of derivative instruments not accounted for as hedging instruments under FASB ASC 815 as of May 31, 2010 and May 31, 2009 were as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value at 05/31/10	Fair Value at 05/31/09
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$1,361	$27,464
Interest rate contracts	Net Assets — Unrealized appreciation*	31,659	17,426
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	88,358	23,208
Credit contracts	Swaps, at value	99,322	50,401
Total Asset Derivatives		$220,700	$118,499
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$3,986	$—
Interest rate contracts	Net Assets — Unrealized depreciation*	—	3,359
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	8,063	55,408
Credit contracts	Swaps, at value	136,352	92,835
Interest rate contracts	Swaps, at value	13,144	—
Total Liability Derivatives		$161,545	$151,602

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2010 (CONTINUED)

The effect of derivative instruments not accounted for as hedging instruments under FASB ASC 815 on the Fund's Statement of Operations for the years ended May 31, 2010 and May 31, 2009 were as follows:

		Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Operations	Year Ended 05/31/10	Year Ended 05/31/09
Credit contracts	Investments*	$(127,400)	$—
Foreign exchange contracts	Foreign currency related transactions**	16,145	47,181
Equity contracts	Futures	143,555	(344,528)
Interest rate contracts	Futures	(45,353)	(413,058)
Credit contracts	Swaps	53,299	1,456,405
Interest rate contracts	Swaps	(2,236)	62,868
Credit contracts	Written options	77,800	—
Total		$115,810	$808,868
		Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Operations	Year Ended 05/31/10	Year Ended 05/31/09
Foreign exchange contracts	Foreign currency related transactions**	$112,495	$(19,770)
Equity contracts	Futures	(30,089)	34,619
Interest rate contracts	Futures	17,592	178,796
Credit contracts	Swaps	(25,904)	(863,167)
Interest rate contracts	Swaps	(13,144)	(135,290)
Total		$60,950	$(804,812)

*  Amounts recognized for purchased swaptions are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

At May 31, 2010 the following forward foreign currency contracts were outstanding for the ING Balanced Fund:

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
Indian Rupee INR 11,342,306	BUY	06/11/10	$252,534	$244,471	$(8,063)
Japanese Yen JPY 103,638,579	BUY	06/11/10	1,122,000	1,140,206	18,206
Japanese Yen JPY 103,883,452	BUY	06/11/10	1,124,000	1,142,900	18,900
					$29,043
Brazilian Real BRL 1,731,833	SELL	06/11/10	$982,712	$952,378	$30,334
Japanese Yen JPY 103,761,016	SELL	06/11/10	1,150,688	1,141,553	9,135
Japanese Yen JPY 103,761,015	SELL	06/11/10	1,153,336	1,141,553	11,783
					$51,252

ING Balanced Fund Open Futures Contracts on May 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	3	06/18/10	$163,275	$(3,986)
S&P 500 E-Mini	1	09/17/10	54,210	1,361
U.S. Treasury 2-Year Note	17	09/30/10	3,708,391	6,067
U.S. Treasury 5-Year Note	15	09/30/10	1,750,078	5,353
U.S. Treasury 10-Year Note	4	09/21/10	479,500	1,990
			$6,155,454	$10,785
Short Contracts
U.S. Treasury Long Bond	13	09/21/10	$1,594,531	$18,249
			$1,594,531	$18,249

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2010 (CONTINUED)

ING Balanced Fund Credit Default Swap Agreements Outstanding on May 31, 2010:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Termination Date	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services Inc.	Domtar Inc. 7.875%, 10/15/11	Buy	(2.650)%	09/20/11	USD	84,500	$(1,743)	$—	$(1,743)
Citibank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)%	09/20/13	USD	32,000	8,001	7,153	848
Citibank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)%	09/20/13	USD	67,000	16,752	14,372	2,380
JPMorgan Chase Bank, N.A. New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)%	09/20/13	USD	211,000	52,754	24,633	28,121
							$75,764	$46,158	$29,606

Credit Default Swaps on Credit Indices — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Termination Date	Notional Amount(4)	Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CDX.NA.IG.14 Index	Buy	(1.000)%	06/20/15	2,228,000	$17,768	$33,028	$(15,260)
Goldman Sachs International	CDX.NA.IG.14 Index	Buy	(1.000)%	06/20/15	297,000	2,368	4,335	(1,967)
						$20,136	$37,363	$(17,227)

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(2)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Termination Date	Implied Credit Spread at 05/31/10(3)	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
UBS AG	Domtar Inc. 7.875%, 10/15/11	Sell	2.600%	09/20/11	1.08%	USD	84,000	$1,679	$—	$1,679
Citibank N.A., New York	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000%	09/20/13	38.31%	USD	32,000	(16,696)	(7,959)	(8,737)
Citibank N.A., New York	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000%	09/20/13	38.31%	USD	67,000	(34,957)	(18,178)	(16,779)
Goldman Sachs International	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000%	09/20/13	38.31%	USD	53,000	(27,652)	(13,014)	(14,638)
JPMorgan Chase Bank, N.A. New York	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000%	09/20/13	38.31%	USD	106,000	(55,304)	(13,062)	(42,242)
								$(132,930)	$(52,213)	$(80,717)

(1)  If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  If the Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(3)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund's Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2010 (CONTINUED)

values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)  The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(5)  The market values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

ING Balanced Fund Interest Rate Swap Agreements Outstanding on May 31, 2010:

	Termination Date	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay a fixed rate equal to 3.4775% and receive a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Citibank	05/11/20	USD	1,289,000	$(13,144)	$—	$(13,144)
				$(13,144)	$—	$(13,144)

Abbreviation is as follows:

LIBOR-BBA: British Bankers' Association London-Interbank Offered Rate. 3-month USD-LIBOR-BBA rate as of May 31, 2010 was 0.536%.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING CORE EQUITY RESEARCH FUND  AS OF MAY 31, 2010

Shares			Value
COMMON STOCK: 97.7%
		Consumer Discretionary: 10.5%
320,847		CBS Corp. - Class B	$4,671,532
212,229	@	DIRECTV	7,998,911
121,900		Home Depot, Inc.	4,127,534
237,900		International Game Technology	4,655,703
71,292	@	Liberty Media Corp. - Starz	3,729,997
212,979		Macy's, Inc.	4,730,264
100,900	@,L	Urban Outfitters, Inc.	3,662,670
227,700		Wyndham Worldwide Corp.	5,373,720
			38,950,331
		Consumer Staples: 9.3%
144,900		Alberto-Culver Co.	3,987,648
191,700		Flowers Foods, Inc.	4,736,907
86,800		Hershey Co.	4,062,240
176,475		PepsiCo, Inc.	11,098,513
208,900		Wal-Mart Stores, Inc.	10,561,984
			34,447,292
		Energy: 11.4%
61,403		Apache Corp.	5,498,025
86,472		Arch Coal, Inc.	1,863,472
275,770		ExxonMobil Corp.	16,673,054
102,815		National Oilwell Varco, Inc.	3,920,336
206,522		Nexen, Inc.	4,504,245
75,100		Schlumberger Ltd.	4,216,865
185,200		Suncor Energy, Inc.	5,641,192
			42,317,189
		Financials: 14.5%
605,400		Bank of America Corp.	9,528,996
413,603	@	Blackstone Group LP	4,404,872
1,192,800	@	Citigroup, Inc.	4,723,488
68,500		Comerica, Inc.	2,609,850
17,873		Goldman Sachs Group, Inc.	2,578,359
264,398		JP Morgan Chase & Co.	10,464,873
91,358		Reinsurance Group of America, Inc.	4,291,085
339,490		Wells Fargo & Co.	9,739,968
327,434		XL Capital Ltd.	5,766,113
			54,107,604
		Health Care: 11.6%
139,500		AmerisourceBergen Corp.	4,363,560
95,100	@	Amgen, Inc.	4,924,278
110,389		Covidien PLC	4,679,390
235,200		Merck & Co., Inc.	7,923,888
537,013		Pfizer, Inc.	8,178,708
50,536		Teva Pharmaceutical Industries Ltd. ADR	2,770,384
127,258	@	Thermo Fisher Scientific, Inc.	6,625,051
65,600	@	Zimmer Holdings, Inc.	3,669,008
			43,134,267
		Industrials: 10.6%
69,500		Boeing Co.	4,460,510
79,100		Emerson Electric Co.	3,673,404
79,100		Fluor Corp.	3,711,372
77,041		Ingersoll-Rand PLC	2,874,400
283,800	@	Quanta Services, Inc.	5,883,174
80,963		Union Pacific Corp.	5,783,187

Shares			Value
73,600		United Parcel Service, Inc. - Class B	$4,619,136
149,351	@	WABCO Holdings, Inc.	4,540,270
110,800	@	Waste Connections, Inc.	3,901,268
			39,446,721
		Information Technology: 21.2%
131,100	@	Ansys, Inc.	5,733,003
56,448	@	Apple, Inc.	14,516,168
389,528	@	Cisco Systems, Inc.	9,021,468
88,800	@	Cognizant Technology Solutions Corp.	4,443,552
261,100		Jabil Circuit, Inc.	3,574,459
506,700		Microsoft Corp.	13,072,859
479,667	@	ON Semiconductor Corp.	3,506,366
326,000		Oracle Corp.	7,357,820
243,269		Qualcomm, Inc.	8,650,646
42	@	Rovi Corp.	1,568
570,018		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,557,676
49,500	L	Visa, Inc.	3,586,770
			79,022,355
		Materials: 2.9%
51,300		BHP Billiton Ltd. ADR	3,326,292
143,000		Packaging Corp. of America	3,166,020
148,200		Silgan Holdings, Inc.	4,228,146
			10,720,458
		Telecommunication Services: 3.7%
129,200	@	SBA Communications Corp.	4,267,476
947,200	@	Sprint Nextel Corp.	4,859,136
172,600		Verizon Communications, Inc.	4,749,952
			13,876,564
		Utilities: 2.0%
420,100		Great Plains Energy, Inc.	7,372,755
			7,372,755
Total Common Stock (Cost $333,158,059)			363,395,536
SHORT-TERM INVESTMENTS: 2.8%

	Affiliated Mutual Fund: 2.7%
10,190,000	ING Institutional Prime Money Market Fund - Class I	10,190,000
Total Mutual Fund (Cost $10,190,000)		10,190,000

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING CORE EQUITY RESEARCH FUND  AS OF MAY 31, 2010 (CONTINUED)

Shares			Value
		Securities Lending Collateralc[c]: 0.1%
41,284		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$41,284
232,316	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	185,853
Total Securities Lending Collateral (Cost $273,600)			227,137
Total Short-Term Investments (Cost $10,463,600)			10,417,137

Total Investments in Securities (Cost $343,621,659)*	100.5%	$373,812,673
Other Assets and Liabilities - Net	(0.5)	(1,733,444)
Net Assets	100.0%	$372,079,229

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securites lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at May 31, 2010.

*  Cost for federal income tax purposes is $347,298,562.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$46,703,175
Gross Unrealized Depreciation	(20,189,064)
Net Unrealized Appreciation	$26,514,111

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2010 in valuing the Fund's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 05/31/10
Asset Table
Investments, at value
Common Stock*	$363,395,536	$—	$—	$363,395,536
Short-Term Investments	10,231,284	—	185,853	10,417,137
Total Investments, at value	$373,626,820	$—	$185,853	$373,812,673

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended May 31, 2010:

	Beginning Balance 05/31/09	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 05/31/10
Asset Table
Investments, at value
Common Stock#	$—	$—	$(1,296)	$—	$1,296	$—	$—	$—	$—
Short-Term Investments	—	—	—	—	—	—	185,853	—	185,853
Total Investments, at value	$—	$—	$(1,296)	$—	$1,296	$—	$185,853	$—	$185,853

As of May 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

#  The beginning balance was less than $1.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING CORPORATE LEADERS 100 FUND  AS OF MAY 31, 2010

Shares			Value
COMMON STOCK: 97.9%
		Consumer Discretionary: 11.4%
720	@	Amazon.com, Inc.	$90,331
5,250		Comcast Corp. - Class A	94,973
7,400	@	Ford Motor Co.	86,802
3,010		Home Depot, Inc.	101,919
4,040		Lowe's Cos., Inc.	99,990
1,470		McDonald's Corp.	98,299
6,800		News Corp. - Class A	89,760
1,330		Nike, Inc.	96,265
1,830		Target Corp.	99,790
3,136		Time Warner, Inc.	97,185
2,800		Walt Disney Co.	93,576
			1,048,890
		Consumer Staples: 14.9%
4,760		Altria Group, Inc.	96,580
2,880		Avon Products, Inc.	76,291
2,760		Campbell Soup Co.	98,836
1,790		Coca-Cola Co.	92,006
1,150		Colgate-Palmolive Co.	89,804
1,630		Costco Wholesale Corp.	94,948
2,650		CVS Caremark Corp.	91,770
2,150		HJ Heinz Co.	94,987
3,220		Kraft Foods, Inc.	92,092
1,470		PepsiCo, Inc.	92,448
1,874		Philip Morris International, Inc.	82,681
1,550		Procter & Gamble Co.	94,690
7,060		Sara Lee Corp.	100,040
2,630		Walgreen Co.	84,265
1,760		Wal-Mart Stores, Inc.	88,986
			1,370,424
		Energy: 9.8%
2,140		Baker Hughes, Inc.	81,620
1,310		Chevron Corp.	96,770
1,920		ConocoPhillips	99,571
1,530		Devon Energy Corp.	97,691
1,470		ExxonMobil Corp.	88,876
3,280		Halliburton Co.	81,442
2,430		National Oilwell Varco, Inc.	92,656
1,170		Occidental Petroleum Corp.	96,537
1,560		Schlumberger Ltd.	87,594
4,250		Williams Cos., Inc.	83,938
			906,695
		Financials: 14.9%
3,070		Allstate Corp.	94,034
2,380		American Express Co.	94,891
5,530		Bank of America Corp.	87,042
3,200		Bank of New York Mellon Corp.	87,040
1,210	@	Berkshire Hathaway, Inc.	85,366
2,340		Capital One Financial Corp.	96,642
24,030	@	Citigroup, Inc.	95,159
570		Goldman Sachs Group, Inc.	82,228
2,210		JP Morgan Chase & Co.	87,472
2,290		Metlife, Inc.	92,722
3,370		Morgan Stanley	91,361
3,320		NYSE Euronext	95,184
12,900		Regions Financial Corp.	98,427
3,800		US Bancorp.	91,048
3,190		Wells Fargo & Co.	91,521
			1,370,137

Shares			Value
		Health Care: 8.4%
1,870		Abbott Laboratories	$88,937
1,640	@	Amgen, Inc.	84,919
3,670		Bristol-Myers Squibb Co.	85,181
2,160	@	Gilead Sciences, Inc.	77,587
1,520		Johnson & Johnson	88,616
2,180		Medtronic, Inc.	85,412
2,607		Merck & Co., Inc.	87,830
5,701		Pfizer, Inc.	86,826
2,980		UnitedHealth Group, Inc.	86,629
			771,937
		Industrials: 11.9%
1,180		3M Co.	93,586
1,340		Boeing Co.	86,001
1,560		Caterpillar, Inc.	94,786
1,060		FedEx Corp.	88,499
1,270		General Dynamics Corp.	86,233
5,370		General Electric Co.	87,800
2,190		Honeywell International, Inc.	93,666
1,170		Lockheed Martin Corp.	93,506
1,750		Norfolk Southern Corp.	98,805
1,710		Raytheon Co.	89,621
1,520		United Parcel Service, Inc. - Class B	95,395
1,330		United Technologies Corp.	89,615
			1,097,513
		Information Technology: 13.7%
420	@	Apple, Inc.	108,007
3,690	@	Cisco Systems, Inc.	85,460
6,570	@	Dell, Inc.	87,578
5,450	@	EMC Corp.	101,479
170	@	Google, Inc. - Class A	82,481
1,850		Hewlett-Packard Co.	85,119
4,400		Intel Corp.	94,248
760		International Business Machines Corp.	95,198
390		Mastercard, Inc.	78,690
3,300		Microsoft Corp.	85,140
3,850		Oracle Corp.	86,895
2,330		Qualcomm, Inc.	82,855
4,000		Texas Instruments, Inc.	97,680
10,140		Xerox Corp.	94,403
			1,265,233
		Materials: 5.5%
6,830		Alcoa, Inc.	79,501
3,300		Dow Chemical Co.	88,803
2,600		EI Du Pont de Nemours & Co.	94,042
1,180		Freeport-McMoRan Copper & Gold, Inc.	82,659
1,380		Monsanto Co.	70,201
2,170		Weyerhaeuser Co.	92,399
			507,605
		Telecommunication Services: 3.4%
3,790		AT&T, Inc.	92,097
25,730	@	Sprint Nextel Corp.	131,990
3,150		Verizon Communications, Inc.	86,688
			310,775
		Utilities: 4.0%
2,860		American Electric Power Co., Inc.	91,406
1,200		Entergy Corp.	90,084

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING CORPORATE LEADERS 100 FUND  AS OF MAY 31, 2010 (CONTINUED)

Shares		Value
	Utilities (continued)
2,240	Exelon Corp.	$86,464
2,960	Southern Co.	96,792
		364,746
Total Common Stock (Cost $6,723,213)		9,013,955
EXCHANGE-TRADED FUNDS: 1.2%
	Exchange-Traded Funds: 1.2%
1,000	SPDR Trust Series 1	109,440
Total Exchange-Traded Funds (Cost $98,847)		109,440
Total Long-Term Investments (Cost $6,822,060)		9,123,395

Shares		Value
SHORT-TERM INVESTMENTS: 0.4%
	Affiliated Mutual Fund: 0.4%
40,000	ING Institutional Prime Money Market Fund - Class I	$40,000
Total Short-Term Investments (Cost $40,000)		40,000

Total Investments in Securities (Cost $6,862,060)*	99.5%	$9,163,395
Other Assets and Liabilities - Net	0.5	41,451
Net Assets	100.0%	$9,204,846

@  Non-income producing security

*  Cost for federal income tax purposes is $7,283,134.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,425,351
Gross Unrealized Depreciation	(545,090)
Net Unrealized Appreciation	$1,880,261

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2010 in valuing the Fund's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 05/31/10
Asset Table
Investments, at value
Common Stock*	$9,013,955	$—	$—	$9,013,955
Exchange-Traded Funds	109,440	—	—	109,440
Short-Term Investments	40,000	—	—	40,000
Total Investments, at value	$9,163,395	$—	$—	$9,163,395

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF MAY 31, 2010

Shares			Value
COMMON STOCK: 88.3%
		Consumer Discretionary: 13.4%
40,300		Arbitron, Inc.	$1,227,538
30,500	@	Bally Technologies, Inc.	1,296,250
77,600		Callaway Golf Co.	653,392
10,500	@	Capella Education Co.	902,055
71,300	@	Collective Brands, Inc.	1,595,694
67,700		Cooper Tire & Rubber Co.	1,280,207
55,800	@	Dress Barn, Inc.	1,528,362
27,500	@	Fossil, Inc.	1,031,250
41,864	@	Gildan Activewear, Inc.	1,210,707
37,727	@	Jack in the Box, Inc.	846,594
21,449	@	Jo-Ann Stores, Inc.	979,790
92,167	@	OfficeMax, Inc.	1,643,339
57,354	@	Papa John's International, Inc.	1,424,100
29,700		Pool Corp.	712,503
57,057		Regis Corp.	1,049,278
13,135		Ryland Group, Inc.	244,311
54,400	@	Wet Seal, Inc.	223,040
55,300		Wolverine World Wide, Inc.	1,587,110
38,100		Wyndham Worldwide Corp.	899,160
			20,334,680
		Consumer Staples: 2.3%
31,200	@	American Italian Pasta Co.	1,213,992
25,980		Casey's General Stores, Inc.	957,883
29,408		Flowers Foods, Inc.	726,672
42,300		Spartan Stores, Inc.	644,652
			3,543,199
		Energy: 4.7%
24,084	@	Bill Barrett Corp.	784,175
43,374	@	Carrizo Oil & Gas, Inc.	769,455
8,135	@,L	Core Laboratories NV	1,106,197
23,100	@	Dril-Quip, Inc.	1,125,201
70,925		Frontier Oil Corp.	986,567
107,431	@	McMoRan Exploration Co.	1,154,883
29,300	@	Unit Corp.	1,198,077
			7,124,555
		Financials: 15.3%
81,747		Apollo Investment Corp.	852,621
17,904		Assured Guaranty Ltd.	300,787
14,776		Bank Mutual Corp.	94,862
47,600		Columbia Banking System, Inc.	1,062,908
48,672		Delphi Financial Group	1,264,012
19,500		Duff & Phelps Corp.	263,055
19,800		First Midwest Bancorp., Inc.	274,626
72,182		FirstMerit Corp.	1,345,472
84,832		Flushing Financial Corp.	1,148,625
15,280		Greenhill & Co., Inc.	1,058,751
21,900		IBERIABANK Corp.	1,202,967
27,954	@	KBW, Inc.	701,366
29,570		MB Financial Corp.	646,105
113,100		Northwest Bancshares, Inc.	1,315,353
69,975		Old National Bancorp.	803,313
33,400	@	Piper Jaffray Cos.	1,105,874
46,005		Platinum Underwriters Holdings Ltd.	1,693,444
18,911	@	ProAssurance Corp.	1,113,101
33,609		Prosperity Bancshares, Inc.	1,211,268
78,274		Provident Financial Services, Inc.	967,467
42,100		Radian Group, Inc.	432,788
27,176	@	Stifel Financial Corp.	1,377,008
20,570	@	SVB Financial Group	922,770

Shares			Value
61,050		SWS Group, Inc.	$612,942
63,005		Symetra Financial Corp.	831,666
76,997		Westfield Financial, Inc.	655,244
			23,258,395
		Health Care: 10.6%
15,042	@	Acorda Therapeutics, Inc.	517,144
10,700	@,L	AMAG Pharmaceuticals, Inc.	340,688
38,101	@	AMERIGROUP Corp.	1,368,588
13,398	@	Cubist Pharmaceuticals, Inc.	288,057
20,986	@	Greatbatch, Inc.	442,385
23,900	@	Haemonetics Corp.	1,289,166
81,469	@	Healthsouth Corp.	1,617,974
33,223	@	Human Genome Sciences, Inc.	822,601
44,203	@	Medicines Co.	371,526
18,700	@	Mednax, Inc.	1,057,485
50,452		Meridian Bioscience, Inc.	881,901
22,830	@	Micrus Endovascular Corp.	394,502
37,768	@	Nektar Therapeutics	461,903
32,000	@	Onyx Pharmaceuticals, Inc.	713,280
50,000		Owens & Minor, Inc.	1,493,500
50,400	@	PSS World Medical, Inc.	1,154,664
18,927	@	Psychiatric Solutions, Inc.	612,856
23,900	@	Savient Pharmaceuticals, Inc.	287,756
19,057		Steris Corp.	606,584
30,900		Universal Health Services, Inc.	1,309,542
			16,032,102
		Industrials: 15.4%
59,600		Actuant Corp.	1,205,112
13,800	@,L	Allegiant Travel Co.	763,002
23,398	@	Atlas Air Worldwide Holdings, Inc.	1,223,013
59,151		Barnes Group, Inc.	1,107,307
39,830		Brady Corp.	1,158,256
14,959	@	Clean Harbors, Inc.	948,251
22,800		Gardner Denver, Inc.	1,038,312
77,900	L	Heartland Express, Inc.	1,210,956
28,359	@	HUB Group, Inc.	867,785
29,700	@	Kirby Corp.	1,171,071
1,374	@	Mobile Mini, Inc.	21,984
35,280	@	Moog, Inc.	1,164,593
13,792		Nordson Corp.	918,961
47,300	@	Orbital Sciences Corp.	750,651
24,110		Regal-Beloit Corp.	1,453,592
48,800	@	Resources Connection, Inc.	787,632
31,000	@	Teledyne Technologies, Inc.	1,218,610
13,800		Toro Co.	738,162
17,251		Towers Watson & Co.	793,546
39,686	@	TrueBlue, Inc.	527,427
36,302	@	Waste Connections, Inc.	1,278,193
27,300		Watsco, Inc.	1,598,415
45,360		Watts Water Technologies, Inc.	1,469,664
			23,414,495
		Information Technology: 16.2%
89,222	@	Advanced Energy Industries, Inc.	1,102,784
30,380	@	Anixter International, Inc.	1,443,050
20,194	@	Ansys, Inc.	883,084
25,585	@	Blue Coat Systems, Inc.	549,310
30,870	@	CACI International, Inc.	1,427,429
39,000	@	FEI Co.	807,300
31,572	@	Flir Systems, Inc.	899,486
64,600	@	Formfactor, Inc.	831,402
25,100		Global Payments, Inc.	1,058,969
44,000	@	Informatica Corp.	1,135,200

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF MAY 31, 2010 (CONTINUED)

Shares			Value
		Information Technology (continued)
62,700	@	Intermec, Inc.	$692,208
56,930	@	JDA Software Group, Inc.	1,521,170
114,821	@	Mentor Graphics Corp.	1,054,057
21,100	@	Micros Systems, Inc.	721,620
39,851	@	MKS Instruments, Inc.	791,441
73,900	@	ON Semiconductor Corp.	540,209
46,700	@	Parametric Technology Corp.	769,616
7,900	@	Plexus Corp.	268,995
49,361	@	Polycom, Inc.	1,482,311
21,600		Power Integrations, Inc.	733,968
76,500	@	QLogic Corp.	1,386,180
32,430	@	Quest Software, Inc.	627,683
39,400		Solera Holdings, Inc.	1,366,392
27,300	@	Sourcefire, Inc.	563,472
45,700		Tellabs, Inc.	411,300
76,246	@	THQ, Inc.	457,476
110,582	@	Verigy Ltd	1,123,513
			24,649,625
		Materials: 4.7%
20,800		Albemarle Corp.	895,648
72,400		Commercial Metals Co.	1,127,268
51,900		HB Fuller Co.	1,107,027
21,800		Minerals Technologies, Inc.	1,165,210
49,800		RPM International, Inc.	986,538
54,960		Silgan Holdings, Inc.	1,568,009
24,600		Worthington Industries	362,112
			7,211,812
		Telecommunication Services: 1.5%
52,459		Alaska Communications Systems Group, Inc.	433,836
39,000		NTELOS Holdings Corp.	700,050
33,600	@	SBA Communications Corp.	1,109,808
			2,243,694
		Utilities: 4.2%
26,333		Black Hills Corp.	755,494
62,460		Cleco Corp.	1,653,316
45,900	@	El Paso Electric Co.	909,738
23,338		Idacorp, Inc.	771,321
77,100		Portland General Electric Co.	1,457,961
24,073		WGL Holdings, Inc.	814,871
			6,362,701
Total Common Stock (Cost $136,388,317)			134,175,258
REAL ESTATE INVESTMENT TRUSTS: 6.4%
		Financials: 6.4%
123,135		DiamondRock Hospitality Co.	1,125,454
46,400		DuPont Fabros Technology, Inc.	1,185,056
28,460		Entertainment Properties Trust	1,165,152
30,300		Highwoods Properties, Inc.	892,638
185,921		MFA Mortgage Investments, Inc.	1,362,801
21,000		Mid-America Apartment Communities, Inc.	1,147,230
51,987		National Retail Properties, Inc.	1,142,674
62,254		Redwood Trust, Inc.	945,638
97,658		U-Store-It Trust	802,749
Total Real Estate Investment Trusts (Cost $8,913,082)			9,769,392

Shares			Value
EXCHANGE-TRADED FUNDS: 2.4%
		Exchange-Traded Funds: 2.4%
36,700	L	iShares Russell 2000 Index Fund	$2,431,375
19,300	L	iShares Russell 2000 Value Index Fund	1,207,601
Total Exchange-Traded Funds (Cost $3,928,613)			3,638,976
Total Long-Term Investments (Cost $149,230,012)			147,583,626
SHORT-TERM INVESTMENTS: 6.6%
		Affiliated Mutual Fund: 2.9%
4,342,000		ING Institutional Prime Money Market Fund - Class I	4,342,000
Total Mutual Fund (Cost $4,342,000)			4,342,000
		Securities Lending Collateralcc: 3.7%
5,536,841		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	5,536,841
105,207	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	84,165
Total Securities Lending Collateral (Cost $5,642,048)			5,621,006
Total Short-Term Investments (Cost $9,984,048)			9,963,006

Total Investments in Securities (Cost $159,214,060)*	103.7%	$157,546,632
Other Assets and Liabilities - Net	(3.7)	(5,559,106)
Net Assets	100.0%	$151,987,526

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securites lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at May 31, 2010.

*  Cost for federal income tax purposes is $159,604,344.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$9,898,949
Gross Unrealized Depreciation	(11,956,661)
Net Unrealized Depreciation	$(2,057,712)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF MAY 31, 2010 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2010 in valuing the Fund's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 05/31/10
Asset Table
Investments, at value
Common Stock*	$134,175,258	$—	$—	$134,175,258
Real Estate Investment Trusts	9,769,392	—	—	9,769,392
Exchange-Traded Funds	3,638,976	—	—	3,638,976
Short-Term Investments	9,878,841	—	84,165	9,963,006
Total Investments, at value	$157,462,467	$—	$84,165	$157,546,632

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended May 31, 2010:

	Beginning Balance 05/31/09	Purchases	Sales	Accrued Discounts/ (Premium)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 05/31/10
Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$84,165	$—	$84,165
Total Investments, at value	$—	$—	$—	$—	$—	$—	$84,165	$—	$84,165

As of May 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF MAY 31, 2010

Shares			Value
COMMON STOCK: 91.6%
		Consumer Discretionary: 9.8%
590	S	Abercrombie & Fitch Co.	$21,140
2,340	@,S	Amazon.com, Inc.	293,576
910	@,S	Apollo Group, Inc. - Class A	48,376
610	@,S	Autonation, Inc.	12,218
220	@,S	Autozone, Inc.	41,994
1,820	@,S	Bed Bath & Beyond, Inc.	81,663
2,410	S	Best Buy Co., Inc.	101,823
590	@,S	Big Lots, Inc.	20,845
3,080	S	Carnival Corp.	111,588
4,850	S	CBS Corp. - Class B	70,616
2,270	S	Coach, Inc.	93,320
19,880	S	Comcast Corp. - Class A	359,629
2,020	S	D.R. Horton, Inc.	24,624
960	S	Darden Restaurants, Inc.	41,184
400	S	DeVry, Inc.	22,996
6,650	@,S	DIRECTV	250,639
2,000	@,S	Discovery Communications, Inc. - Class A	75,320
1,920	@,S	Eastman Kodak Co.	10,829
1,550	S	Expedia, Inc.	33,418
960	S	Family Dollar Stores, Inc.	39,110
23,910	@,S	Ford Motor Co.	280,464
1,060	S	Fortune Brands, Inc.	50,297
1,060	@,S	GameStop Corp.	24,157
1,650	S	Gannett Co., Inc.	25,641
3,400	S	Gap, Inc.	74,120
1,180	S	Genuine Parts Co.	47,920
1,750	@,S	Goodyear Tire & Rubber Co.	20,825
2,390	S	H&R Block, Inc.	38,431
1,700	S	Harley-Davidson, Inc.	51,357
520	@,S	Harman International Industries, Inc.	16,796
860	S	Hasbro, Inc.	34,529
11,920	S	Home Depot, Inc.	403,611
2,140	S	International Game Technology	41,880
3,500	@,S	Interpublic Group of Cos., Inc.	29,225
1,680	S	JC Penney Co., Inc.	46,183
4,810	S	Johnson Controls, Inc.	137,229
2,140	@,S	Kohl's Corp.	108,605
1,080	S	Leggett & Platt, Inc.	25,142
1,210	S	Lennar Corp.	20,933
1,940	S	Limited Brands, Inc.	48,228
10,520	S	Lowe's Cos., Inc.	260,370
3,030	S	Macy's, Inc.	67,296
1,842	S	Marriott International, Inc.	61,615
2,610	S	Mattel, Inc.	56,533
7,650	S	McDonald's Corp.	511,556
2,240	S	McGraw-Hill Cos., Inc.	62,272
220	S	Meredith Corp.	7,390
810	@,S	New York Times Co.	7,517
2,020	S	Newell Rubbermaid, Inc.	33,653
15,930	S	News Corp. - Class A	210,276
2,760	S	Nike, Inc.	199,769
1,140	S	Nordstrom, Inc.	45,258
1,920	@,S	Office Depot, Inc.	11,136
2,240	S	Omnicom Group	85,008
950	@,S	O'Reilly Automotive, Inc.	48,469
440	S	Polo Ralph Lauren Corp.	38,218
300	@,S	Priceline.com, Inc.	57,348
2,233	@,S	Pulte Homes, Inc.	24,876
860	S	RadioShack Corp.	17,578
900	S	Ross Stores, Inc.	47,160
650	S	Scripps Networks Interactive - Class A	29,367
340	@,S	Sears Holding Corp.	29,940

Shares			Value
1,100	S	Stanley Black & Decker, Inc.	$61,369
5,150	S	Staples, Inc.	110,828
5,320	S	Starbucks Corp.	137,735
1,320	S	Starwood Hotels & Resorts Worldwide, Inc.	61,050
5,310	S	Target Corp.	289,554
860	S	Tiffany & Co.	39,070
2,494	S	Time Warner Cable, Inc.	136,497
8,140	S	Time Warner, Inc.	252,259
3,030	S	TJX Cos., Inc.	137,744
900	@,S	Urban Outfitters, Inc.	32,670
590	S	VF Corp.	45,637
4,280	@,S	Viacom - Class B	143,851
13,550	S	Walt Disney Co.	452,841
40	S	Washington Post	18,629
560	S	Whirlpool Corp.	58,486
1,230	S	Wyndham Worldwide Corp.	29,028
500	S	Wynn Resorts Ltd.	41,940
3,300	S	Yum! Brands, Inc.	135,135
			7,377,409
		Consumer Staples: 10.5%
14,700	S	Altria Group, Inc.	298,263
4,580	S	Archer-Daniels-Midland Co.	115,737
3,030	S	Avon Products, Inc.	80,265
750	S	Brown-Forman Corp.	41,595
1,300	S	Campbell Soup Co.	46,553
760	S	Clorox Co.	47,743
16,110	S	Coca-Cola Co.	828,054
2,220	S	Coca-Cola Enterprises, Inc.	57,942
3,520	S	Colgate-Palmolive Co.	274,877
3,200	S	ConAgra Foods, Inc.	77,376
1,380	@,S	Constellation Brands, Inc.	22,991
3,130	S	Costco Wholesale Corp.	182,323
9,870	S	CVS Caremark Corp.	341,798
1,260	@,S	Dean Foods Co.	13,419
1,800	S	Dr Pepper Snapple Group, Inc.	68,148
840	S	Estee Lauder Cos., Inc.	48,947
2,290	S	General Mills, Inc.	163,117
1,180	S	Hershey Co.	55,224
2,280	S	HJ Heinz Co.	100,730
500	S	Hormel Foods Corp.	19,900
850	S	JM Smucker Co.	46,937
1,770	S	Kellogg Co.	94,571
2,930	S	Kimberly-Clark Corp.	177,851
12,260	S	Kraft Foods, Inc.	350,636
4,680	S	Kroger Co.	94,208
1,107	S	Lorillard, Inc.	79,139
960	S	McCormick & Co., Inc.	37,027
1,500	S	Mead Johnson Nutrition Co.	73,980
1,160	S	Molson Coors Brewing Co.	47,606
11,457	S	PepsiCo, Inc.	720,531
13,300	S	Philip Morris International, Inc.	586,796
20,720	S	Procter & Gamble Co.	1,265,785
1,160	S	Reynolds American, Inc.	60,482
2,730	S	Safeway, Inc.	60,442
4,950	S	Sara Lee Corp.	70,142
1,500	S	Supervalu, Inc.	20,205
4,260	S	Sysco Corp.	126,991
2,220	S	Tyson Foods, Inc.	39,028
7,020	S	Walgreen Co.	224,921
14,870	S	Wal-Mart Stores, Inc.	751,827
1,160	@,S	Whole Foods Market, Inc.	46,899
			7,861,006

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF MAY 31, 2010 (CONTINUED)

Shares			Value
		Energy: 10.0%
3,500	S	Anadarko Petroleum Corp.	$183,155
2,390	S	Apache Corp.	214,001
3,088	S	Baker Hughes, Inc.	117,776
750	S	Cabot Oil & Gas Corp.	26,018
1,750	@,S	Cameron International Corp.	63,350
4,600	S	Chesapeake Energy Corp.	102,764
14,080	S	Chevron Corp.	1,040,090
10,360	S	ConocoPhillips	537,270
1,370	S	Consol Energy, Inc.	49,978
2,800	@,S	Denbury Resources, Inc.	46,060
3,200	S	Devon Energy Corp.	204,320
500	S	Diamond Offshore Drilling	31,550
5,050	S	El Paso Corp.	57,267
1,750	S	EOG Resources, Inc.	183,470
33,630	S	ExxonMobil Corp.	2,033,270
900	@,S	FMC Technologies, Inc.	52,335
6,430	S	Halliburton Co.	159,657
700	S	Helmerich & Payne, Inc.	26,376
2,120	S	Hess Corp.	112,784
5,050	S	Marathon Oil Corp.	157,005
650	S	Massey Energy Co.	21,528
1,330	S	Murphy Oil Corp.	70,995
2,020	@,S	Nabors Industries Ltd.	38,441
3,010	S	National Oilwell Varco, Inc.	114,771
1,270	S	Noble Energy, Inc.	75,552
5,710	S	Occidental Petroleum Corp.	471,132
1,920	S	Peabody Energy Corp.	74,803
850	S	Pioneer Natural Resources Co.	54,145
1,160	S	Range Resources Corp.	52,142
840	@,S	Rowan Cos., Inc.	20,798
8,520	S	Schlumberger Ltd.	478,398
1,740	S	Smith International, Inc.	65,354
2,450	@,S	Southwestern Energy Co.	92,145
4,580	S	Spectra Energy Corp.	91,646
860	S	Sunoco, Inc.	25,688
960	S	Tesoro Corp.	11,232
4,020	S	Valero Energy Corp.	75,094
4,210	S	Williams Cos., Inc.	83,148
4,070	S	XTO Energy, Inc.	173,952
			7,489,460
		Financials: 13.9%
3,300	S	Aflac, Inc.	146,190
3,790	S	Allstate Corp.	116,088
8,450	S	American Express Co.	336,902
1,011	@,S	American International Group, Inc.	35,769
1,850	S	Ameriprise Financial, Inc.	73,612
1,890	S	AON Corp.	74,598
840	S	Assurant, Inc.	29,148
71,482	S	Bank of America Corp.	1,125,127
8,530	S	Bank of New York Mellon Corp.	232,016
4,890	S	BB&T Corp.	147,874
11,600	@,S	Berkshire Hathaway, Inc.	818,380
3,210	S	Capital One Financial Corp.	132,573
1,730	@,S	CB Richard Ellis Group, Inc.	27,386
7,000	S	Charles Schwab Corp.	114,380
2,310	S	Chubb Corp.	116,054
1,180	S	Cincinnati Financial Corp.	32,084
137,420	@,S	Citigroup, Inc.	544,183
490	S	CME Group, Inc.	155,159
1,160	S	Comerica, Inc.	44,196
3,900	S	Discover Financial Services	52,455
11,700	@,S	E*Trade Financial Corp.	17,316

Shares			Value
590	S	Federated Investors, Inc.	$13,104
5,670	S	Fifth Third Bancorp.	73,653
1,637	@,S	First Horizon National Corp.	20,381
1,040	S	Franklin Resources, Inc.	102,014
3,180	@,S	Genworth Financial, Inc.	49,576
3,760	S	Goldman Sachs Group, Inc.	542,418
2,840	S	Hartford Financial Services Group, Inc.	71,199
3,420	S	Hudson City Bancorp., Inc.	43,126
4,210	S	Huntington Bancshares, Inc.	25,934
540	@,S	IntercontinentalExchange, Inc.	62,710
3,100	@,S	Invesco Ltd.	57,536
1,310	S	Janus Capital Group, Inc.	13,965
27,834	S	JP Morgan Chase & Co.	1,101,670
6,280	S	Keycorp	50,366
1,130	S	Legg Mason, Inc.	33,584
1,350	@,S	Leucadia National Corp.	29,592
2,120	S	Lincoln National Corp.	56,095
2,576	S	Loews Corp.	83,746
620	S	M&T Bank Corp.	49,129
3,820	S	Marsh & McLennan Cos., Inc.	83,314
3,720	S	Marshall & Ilsley Corp.	30,318
5,800	S	Metlife, Inc.	234,842
1,380	S	Moody's Corp.	28,290
9,930	S	Morgan Stanley	269,202
1,050	@,S	Nasdaq Stock Market, Inc.	19,520
1,750	S	Northern Trust Corp.	88,918
1,820	S	NYSE Euronext	52,179
2,550	S	People's United Financial, Inc.	35,624
3,715	S	PNC Financial Services Group, Inc.	233,116
2,320	S	Principal Financial Group, Inc.	63,081
4,750	S	Progressive Corp.	93,053
3,350	S	Prudential Financial, Inc.	193,329
8,550	S	Regions Financial Corp.	65,237
3,500	@,S	SLM Corp.	38,885
3,560	S	State Street Corp.	135,885
3,610	S	SunTrust Bank	97,290
1,820	S	T. Rowe Price Group, Inc.	90,126
590	S	Torchmark Corp.	30,403
3,710	S	Travelers Cos., Inc.	183,534
2,390	S	UnumProvident Corp.	55,209
13,340	S	US Bancorp.	319,626
36,923	S	Wells Fargo & Co.	1,059,321
2,480		XL Capital Ltd.	43,673
1,040	S	Zions Bancorp.	24,908
			10,420,171
		Health Care: 10.9%
10,910	S	Abbott Laboratories	518,880
3,120	S	Aetna, Inc.	90,979
2,200	S	Allergan, Inc.	132,418
2,060	S	AmerisourceBergen Corp.	64,437
6,910	@,S	Amgen, Inc.	357,800
4,280	S	Baxter International, Inc.	180,744
1,650	S	Becton Dickinson & Co.	117,645
1,920	@,S	Biogen Idec, Inc.	91,066
10,730	@,S	Boston Scientific Corp.	64,917
12,140	S	Bristol-Myers Squibb Co.	281,769
2,610	S	Cardinal Health, Inc.	90,019
1,255	@,S	CareFusion Corp.	31,902
3,280	@,S	Celgene Corp.	173,053
500	@,S	Cephalon, Inc.	29,430
400	@,S	Cerner Corp.	33,484
1,920	S	Cigna Corp.	64,262
1,060	@,S	Coventry Health Care, Inc.	21,942

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF MAY 31, 2010 (CONTINUED)

Shares			Value
		Health Care (continued)
690	S	CR Bard, Inc.	$55,869
750	@,S	DaVita, Inc.	47,573
1,050	S	Densply International, Inc.	34,052
7,120	S	Eli Lilly & Co.	233,465
1,850	@,S	Express Scripts, Inc.	186,110
2,140	@,S	Forest Laboratories, Inc.	55,383
1,920	@,S	Genzyme Corp.	93,408
6,450	@,S	Gilead Sciences, Inc.	231,684
1,160	@,S	Hospira, Inc.	60,390
1,260	@,S	Humana, Inc.	58,023
250	@,S	Intuitive Surgical, Inc.	80,693
19,570	S	Johnson & Johnson	1,140,931
1,750	@,S	King Pharmaceuticals, Inc.	15,173
740	@,S	Laboratory Corp. of America Holdings	55,951
1,277	@,S	Life Technologies Corp.	63,927
1,950	S	McKesson Corp.	136,500
3,320	@,S	Medco Health Solutions, Inc.	191,398
7,830	S	Medtronic, Inc.	306,779
21,845	S	Merck & Co., Inc.	735,958
430	@,S	Millipore Corp.	45,670
2,140	@,S	Mylan Laboratories	41,602
710	S	Patterson Cos., Inc.	21,094
860	S	PerkinElmer, Inc.	19,513
56,517	S	Pfizer, Inc.	860,754
1,060	S	Quest Diagnostics	55,915
2,290	@,S	St. Jude Medical, Inc.	85,509
2,000	S	Stryker Corp.	106,060
3,100	@,S	Tenet Healthcare Corp.	17,732
2,930	@,S	Thermo Fisher Scientific, Inc.	152,536
8,240	S	UnitedHealth Group, Inc.	239,537
860	@,S	Varian Medical Systems, Inc.	43,077
690	@,S	Waters Corp.	47,224
740	@,S	Watson Pharmaceuticals, Inc.	32,678
3,140	@,S	WellPoint, Inc.	161,082
1,550	@,S	Zimmer Holdings, Inc.	86,692
			8,144,689
		Industrials: 9.8%
4,950	S	3M Co.	392,585
840	S	Avery Dennison Corp.	28,711
5,370	S	Boeing Co.	344,647
4,380	S	Caterpillar, Inc.	266,129
1,170	S	CH Robinson Worldwide, Inc.	67,989
960	S	Cintas Corp.	24,960
2,830	S	CSX Corp.	147,868
1,450	S	Cummins, Inc.	98,571
1,800	S	Danaher Corp.	142,884
3,030	S	Deere & Co.	174,770
1,360	S	Dover Corp.	61,050
400	S	Dun & Bradstreet Corp.	29,196
1,160	S	Eaton Corp.	81,142
5,390	S	Emerson Electric Co.	250,312
860	S	Equifax, Inc.	26,015
1,500	S	Expeditors International Washington, Inc.	57,285
900	S	Fastenal Co.	45,396
2,140	S	FedEx Corp.	178,669
300	@,S	First Solar, Inc.	33,708
400	S	Flowserve Corp.	38,040
1,280	S	Fluor Corp.	60,058
2,680	S	General Dynamics Corp.	181,972
76,110	S	General Electric Co.	1,244,399
860	S	Goodrich Corp.	59,684
5,370	S	Honeywell International, Inc.	229,675

Shares			Value
2,780	S	Illinois Tool Works, Inc.	$129,075
1,300	S	Iron Mountain, Inc.	31,876
1,300	S	ITT Corp.	62,764
910	@,S	Jacobs Engineering Group, Inc.	38,002
820	S	L-3 Communications Holdings, Inc.	67,757
2,230	S	Lockheed Martin Corp.	178,222
2,510	S	Masco Corp.	33,509
2,630	S	Norfolk Southern Corp.	148,490
2,200	S	Northrop Grumman Corp.	133,078
2,610	S	Paccar, Inc.	107,010
860	S	Pall Corp.	29,283
1,140	S	Parker Hannifin Corp.	70,064
1,500	S	Pitney Bowes, Inc.	33,960
1,060	S	Precision Castparts Corp.	123,702
1,500	@,S	Quanta Services, Inc.	31,095
2,730	S	Raytheon Co.	143,079
2,265	S	Republic Services, Inc.	65,957
1,060	S	Robert Half International, Inc.	26,807
1,060	S	Rockwell Automation, Inc.	56,636
1,080	S	Rockwell Collins, Inc.	63,007
700	S	Roper Industries, Inc.	40,614
1,500	S	RR Donnelley & Sons Co.	28,740
350	S	Ryder System, Inc.	15,729
430	S	Snap-On, Inc.	19,006
5,320	S	Southwest Airlines Co.	66,181
600	@,S	Stericycle, Inc.	35,172
1,950	S	Textron, Inc.	40,307
3,640	S	Union Pacific Corp.	260,005
7,040	S	United Parcel Service, Inc. - Class B	441,830
6,670	S	United Technologies Corp.	449,425
3,420	S	Waste Management, Inc.	111,184
420	S	WW Grainger, Inc.	42,735
			7,390,016
		Information Technology: 17.5%
3,690	@,S	Adobe Systems, Inc.	118,375
4,060	@,S	Advanced Micro Devices, Inc.	34,794
2,490	@,S	Agilent Technologies, Inc.	80,576
1,180	@,S	Akamai Technologies, Inc.	46,870
2,140	S	Altera Corp.	50,440
1,200	S	Amphenol Corp.	50,880
2,090	S	Analog Devices, Inc.	60,965
6,430	@,S	Apple, Inc.	1,653,539
9,580	S	Applied Materials, Inc.	123,678
1,650	@,S	Autodesk, Inc.	48,279
3,620	S	Automatic Data Processing, Inc.	147,986
1,280	@,S	BMC Software, Inc.	47,373
3,100	S	Broadcom Corp.	107,012
2,810	S	CA, Inc.	56,903
40,040	@,S	Cisco Systems, Inc.	927,326
1,280	@,S	Citrix Systems, Inc.	55,821
2,140	@,S	Cognizant Technology Solutions Corp.	107,086
1,080	@,S	Computer Sciences Corp.	53,989
1,620	@,S	Compuware Corp.	13,268
11,030	S	Corning, Inc.	192,253
12,110	@,S	Dell, Inc.	161,426
8,030	@,S	eBay, Inc.	171,922
2,300	@,S	Electronic Arts, Inc.	37,973
14,400	@,S	EMC Corp.	268,128
2,380	S	Fidelity National Information Services, Inc.	65,498
1,080	@,S	Fiserv, Inc.	51,354
1,100	@,S	Flir Systems, Inc.	31,339
1,750	@,S	Google, Inc. - Class A	849,065
900	S	Harris Corp.	42,219

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF MAY 31, 2010 (CONTINUED)

Shares			Value
		Information Technology (continued)
16,460	S	Hewlett-Packard Co.	$757,325
38,630	S	Intel Corp.	827,455
9,100	S	International Business Machines Corp.	1,139,866
2,240	@,S	Intuit, Inc.	80,058
1,330	S	Jabil Circuit, Inc.	18,208
1,550	@,S	JDS Uniphase Corp.	17,825
3,770	@,S	Juniper Networks, Inc.	100,357
1,260	S	KLA-Tencor Corp.	38,770
590	@,S	Lexmark International, Inc.	22,155
1,550	S	Linear Technology Corp.	43,338
4,680	@,S	LSI Logic Corp.	24,944
650	S	Mastercard, Inc.	131,151
1,100	@,S	McAfee, Inc.	34,980
1,650	@,S	MEMC Electronic Materials, Inc.	18,728
1,280	S	Microchip Technology, Inc.	35,648
6,020	@,S	Micron Technology, Inc.	54,722
54,420	S	Microsoft Corp.	1,404,012
960	S	Molex, Inc.	20,333
910	@,S	Monster Worldwide, Inc.	13,459
16,510	@,S	Motorola, Inc.	113,094
1,700	S	National Semiconductor Corp.	23,885
2,390	@,S	NetApp, Inc.	90,055
2,510	@,S	Novell, Inc.	14,633
690	@,S	Novellus Systems, Inc.	17,816
3,940	@,S	Nvidia Corp.	51,772
27,350	S	Oracle Corp.	617,290
2,240	S	Paychex, Inc.	63,930
860	@,S	QLogic Corp.	15,583
11,930	S	Qualcomm, Inc.	424,231
1,300	@,S	Red Hat, Inc.	38,103
2,200	@,S	SAIC, Inc.	37,818
750	@,S	Salesforce.com, Inc.	64,898
1,650	@,S	Sandisk Corp.	76,923
5,760	@,S	Symantec Corp.	81,619
2,730	S	Tellabs, Inc.	24,570
1,180	@,S	Teradata Corp.	37,689
1,230	@,S	Teradyne, Inc.	13,505
8,860	S	Texas Instruments, Inc.	216,361
1,380	S	Total System Services, Inc.	20,148
1,280	@,S	VeriSign, Inc.	35,725
3,100	S	Visa, Inc.	224,626
1,600	@,S	Western Digital Corp.	55,696
4,820	S	Western Union Co.	76,927
9,598	S	Xerox Corp.	89,357
2,020	S	Xilinx, Inc.	49,389
8,530	@,S	Yahoo!, Inc.	130,850
			13,146,164
		Materials: 3.3%
1,560	S	Air Products & Chemicals, Inc.	107,734
600	S	Airgas, Inc.	37,482
750	S	AK Steel Holding Corp.	11,220
7,140	S	Alcoa, Inc.	83,110
690	S	Allegheny Technologies, Inc.	37,729
690	S	Ball Corp.	33,983
790	S	Bemis Co.	22,657
400	S	CF Industries Holdings, Inc.	27,436
1,000	S	Cliffs Natural Resources, Inc.	55,860
8,100	S	Dow Chemical Co.	217,971
490	S	Eastman Chemical Co.	29,591
1,680	S	Ecolab, Inc.	79,346
6,430	S	EI Du Pont de Nemours & Co.	232,573
500	S	FMC Corp.	30,275

Shares			Value
3,370	S	Freeport-McMoRan Copper & Gold, Inc.	$236,069
590	S	International Flavors & Fragrances, Inc.	26,255
3,130	S	International Paper Co.	72,710
1,180	S	MeadWestvaco Corp.	28,202
3,940	S	Monsanto Co.	200,428
3,500	S	Newmont Mining Corp.	188,370
2,220	S	Nucor Corp.	95,571
1,200	@,S	Owens-Illinois, Inc.	36,396
960	@,S	Pactiv Corp.	27,437
1,180	S	PPG Industries, Inc.	75,603
2,140	S	Praxair, Inc.	166,064
1,180	S	Sealed Air Corp.	24,591
690	S	Sherwin-Williams Co.	52,875
860	S	Sigma-Aldrich Corp.	45,821
640	@,S	Titanium Metals Corp.	11,309
1,010	S	United States Steel Corp.	47,682
940	S	Vulcan Materials Co.	47,451
1,520	S	Weyerhaeuser Co.	64,722
			2,454,523
		Telecommunication Services: 2.6%
2,830	@,S	American Tower Corp.	114,700
41,280	S	AT&T, Inc.	1,003,104
2,179	S	CenturyTel, Inc.	74,805
2,240	S	Frontier Communications Corp.	17,808
1,900	@,S	MetroPCS Communications, Inc.	17,081
10,560	S	Qwest Communications International, Inc.	55,334
21,170	@,S	Sprint Nextel Corp.	108,602
19,870	S	Verizon Communications, Inc.	546,822
3,200	S	Windstream Corp.	34,144
			1,972,400
		Utilities: 3.3%
4,730	@,S	AES Corp.	48,577
1,230	S	Allegheny Energy, Inc.	25,166
1,700	S	Ameren Corp.	41,922
3,430	S	American Electric Power Co., Inc.	109,623
2,790	S	CenterPoint Energy, Inc.	38,000
1,650	S	CMS Energy Corp.	24,222
2,020	S	Consolidated Edison, Inc.	86,032
1,430	S	Constellation Energy Group, Inc.	50,593
4,190	S	Dominion Resources, Inc.	163,242
1,180	S	DTE Energy Co.	53,702
9,290	S	Duke Energy Corp.	148,268
2,280	S	Edison International	73,781
1,350	S	Entergy Corp.	101,345
1,000	S	EQT Corp.	39,190
4,680	S	Exelon Corp.	180,648
2,140	S	FirstEnergy Corp.	75,349
2,930	S	FPL Group, Inc.	146,295
590	S	Integrys Energy Group, Inc.	26,680
320	S	Nicor, Inc.	12,931
2,020	S	NiSource, Inc.	30,219
1,250	S	Northeast Utilities	32,438
1,800	@,S	NRG Energy, Inc.	42,030
800	S	Oneok, Inc.	35,576
2,610	S	Pacific Gas & Electric Co.	108,315
1,580	S	Pepco Holdings, Inc.	25,485
790	S	Pinnacle West Capital Corp.	27,737
2,660	S	PPL Corp.	68,655
2,020	S	Progress Energy, Inc.	77,952
3,620	S	Public Service Enterprise Group, Inc.	110,881
1,280	S	Questar Corp.	57,421

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF MAY 31, 2010 (CONTINUED)

Shares			Value
		Utilities (continued)
800	S	SCANA Corp.	$29,032
1,770	S	Sempra Energy	81,420
5,870	S	Southern Co.	191,949
1,500	S	TECO Energy, Inc.	23,325
870	S	Wisconsin Energy Corp.	42,630
3,280	S	Xcel Energy, Inc.	67,207
			2,497,838
Total Common Stock (Cost $74,747,970)			68,753,676
REAL ESTATE INVESTMENT TRUSTS: 1.2%
		Financials: 1.2%
860	S	Apartment Investment & Management Co.	17,742
589	S	AvalonBay Communities, Inc.	57,757
990	S	Boston Properties, Inc.	75,913
2,020	S	Equity Residential	91,163
2,050	S	HCP, Inc.	65,313
850	S	Health Care Real Estate Investment Trust, Inc.	36,618
4,521	S	Host Hotels & Resorts, Inc.	64,469
2,700	S	Kimco Realty Corp.	38,610
1,180	S	Plum Creek Timber Co., Inc.	41,324
3,270	S	Prologis	37,213
960	S	Public Storage, Inc.	88,982
2,040	S	Simon Property Group, Inc.	173,461
1,150	S	Ventas, Inc.	53,993
1,169	S	Vornado Realty Trust	90,808
Total Real Estate Investment Trusts (Cost $936,501)			933,366
Total Long-Term Investments (Cost $75,684,471)			69,687,042

Shares			Value
SHORT-TERM INVESTMENTS: 1.4%
		Affiliated Mutual Fund: 1.4%
1,053,000	S	ING Institutional Prime Money Market Fund - Class I	$1,053,000
Total Short-Term Investments (Cost $1,053,000)			1,053,000

Total Investments in Securities (Cost $76,737,471)*	94.2%	$70,740,042
Other Assets and Liabilities - Net	5.8	4,328,415
Net Assets	100.0%	$75,068,457

@  Non-income producing security

S  All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

*  Cost for federal income tax purposes is $83,294,870.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$4,318,831
Gross Unrealized Depreciation	(16,873,659)
Net Unrealized Depreciation	$(12,554,828)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2010 in valuing the Fund's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 05/31/10
Asset Table
Investments, at value
Common Stock*	$68,753,676	$—	$—	$68,753,676
Real Estate Investment Trusts	933,366	—	—	933,366
Short-Term Investments	1,053,000	—	—	1,053,000
Total Investments, at value	$70,740,042	$—	$—	$70,740,042
Other Financial Instruments+:
Futures	677,764	—	—	677,764
Total Assets	$71,417,806	$—	$—	$71,417,806
Liabilities Table
Other Financial Instruments+:
Futures	(1,323,609)	—	—	(1,323,609)
Total Liabilities	$(1,323,609)	$—	$—	$(1,323,609)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options.

Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF MAY 31, 2010 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables:

The fair value of derivative instruments not accounted for as hedging instruments under FASB ASC 815 as of May 31, 2010 and May 31, 2009 were as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value at 05/31/10	Fair Value at 05/31/09
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$659,308	$605,173
Interest rate contracts	Net Assets — Unrealized appreciation*	18,456	247,907
Total Asset Derivatives		$677,764	$853,080
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$797,155	$444,415
Interest rate contracts	Net Assets — Unrealized depreciation*	526,454	359,189
Total Liability Derivatives		$1,323,609	$803,604

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments not accounted for as hedging instruments under FASB ASC 815 on the Fund's Statement of Operations for the years ended May 31, 2010 and May 31, 2009 were as follows:

		Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Operations	Year Ended 05/31/10	Year Ended 05/31/09
Equity contracts	Futures	$259,962	$(5,874,990)
Interest rate contracts	Futures	238,885	(1,393,922)
Total		$498,847	$(7,268,912)
		Change in Unrealized Appreciation or (Depreciation) on on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Operations	Year Ended 05/31/10	Year Ended 05/31/09
Equity contracts	Futures	$(446,049)	$746,330
Interest rate contracts	Futures	(249,272)	(324,439)
Total		$(695,321)	$421,891

ING Tactical Asset Allocation Fund Open Futures Contracts on May 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Amsterdam Exchanges Index	42	06/18/10	$3,309,903	$(48,329)
CAC40174 10 Euro	5	06/18/10	214,658	264
Canada 10-Year Bond	57	09/21/10	6,581,756	18,456
FTSE/MIB Index	34	06/18/10	4,060,265	(626,066)
Hang Seng Index	12	06/29/10	1,519,050	42,695
IBEX 35174 Index	39	06/18/10	4,482,679	27,110
Long Gilt	45	09/28/10	7,705,751	(43,845)
MSCI Singapore Index (SGX)	91	06/29/10	4,217,665	63,487
S&P 500 E-Mini	14	06/18/10	761,950	(43,919)
S&P 500 E-Mini	7	09/17/10	379,470	6,184
S&P 500174	6	06/17/10	1,632,750	(78,841)

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 10-Year Note	22	09/21/10	$2,637,250	$(21,879)
			$37,503,147	$(704,683)
Short Contracts
ASX SPI 200174 Index	42	06/17/10	$3,973,242	$397,994
Australia 10-Year Bond	85	06/15/10	7,526,931	(109,676)
FTSE 100 Index	5	06/18/10	375,060	23,383
Japan 10-Year Bond (TSE)	5	06/10/10	7,724,673	(97,579)
NIKKEI 225 (OSE)	4	06/10/10	431,196	32,076
OMXS30TM Index	433	06/18/10	5,401,780	26,818
S&P/TSX 60 Index	14	06/17/10	1,823,565	39,297
Swiss Federal Bond	61	06/08/10	7,470,290	(253,475)
			$34,726,737	$58,838

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended May 31, 2010 were as follows:

Fund Name	Type	Per Share Amount
ING Balanced Fund
Class A	NII	$0.2433
Class B	NII	$0.1675
Class C	NII	$0.1765
Class I	NII	$0.2654
Class O	NII	$0.2435
ING Core Equity Research Fund
Class A	NII	$0.0748
Class B	NII	$0.0162
Class C	NII	$0.0190
Class I	NII	$0.0963
Class O	NII	$0.0772
Class W	NII	$0.0963

Fund Name	Type	Per Share Amount
ING Corporate Leaders 100 Fund
Class A	NII	$0.1107
Class B	NII	$0.0602
Class C	NII	$0.0582
Class I	NII	$0.1288
Class W	NII	$0.1288
ING Tactical Asset Allocation Fund
Class I	NII	$0.0429

NIII — Net investment income

Of the ordinary distributions made during the year ended May 31, 2010, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Balanced Fund	45.55%
ING Core Equity Research Fund	100.00%
ING Corporate Leaders 100 Fund	100.00%
ING Tactical Asset Allocation Fund	100.00%

For the year ended May 31, 2010, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Balanced Fund	44.75%
ING Core Equity Research Fund	100.00%
ING Corporate Leaders 100 Fund	100.00%
ING Tactical Asset Allocation Fund	100.00%

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

ING Balanced Fund	52.65%
ING Core Equity Research Fund	0.09%
ING Corporate Leaders 100 Fund	0.04%
ING Tactical Asset Allocation Fund	0.35%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director ("Non-Interested Director"). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships held by Director
Independent Directors:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Chairman and Director	June 1998 - present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present). Formerly, Director of Business and Economics Research Center, Middle Tennessee State University (1999 - 2002); Chief Economist, Marine Midland Bank (1987 - 1990); Various Management Positions, Marine Midland Bank (1978 - 1990). Ph.D Economics Published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, corporate finance and monetary policy.	41	Academy of Economics and Finance (February 2002 - Present).

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 74	Director	April 1994 - present	Retired. Self-Employed Consultant (June 2000 - Present). Formerly, Senior Adviser, Hambro America, Inc. (1993 - 2000); Executive Vice President of Investment Banking, Daiwa Securities America, Inc. (1986 - 1993).	41	None.

Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 72	Director	June 1991 - present	President, Retirement Options, LLC, a training provider for retirement coaches (August 2009 - Present). Formerly, President, Thompson Enterprises (September 2004 - September 2005). Dean of the Barney School of Business, University of Hartford (August 1996 - June 2004). Various other academic positions (1969 - 1993). Certified Public Accountant Ph. D: Accounting and Business	41	MassMutual Corporate Investors and MassMutual Participation Investors (April 1997 - Present); MassMutual Premier Funds (December 2004 - Present), Chair of Audit Committee; and MML Series Investment Funds II, Chair of Audit Committee (December 2005 - Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships held by Director
Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Director	January 2003 - present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present). Formerly, Senior Manager, Arthur Anderson LLP (1995 - 1999; Senior Manager, Coopers & Lybrand, LLP (1993 - 1995); Manager, Price Waterhouse (1988 - 1993); Second Vice President, Smith Barney (1985 - 1988); Consultant, Arthur Anderson & Co. (1984 - 1985). Currently, Member of Finance Committee, Windham Hospital.	41	None.

Russell Jones 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Director	December 2007 - present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973 - March 2008). Independent Director and Chair of Contracts Committee, CIGNA Mutual Funds (1995 to 2005). Corporate Loan Officer and Credit Analyst, Hartford National Bank (1966 - 1973). President Hartford Area Business Economists (1987).	41	None.

Martin Gavin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona Age: 60	Director	January 2009 - present	President, Connecticut Children's Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children's Medical Center (January 2006 - May 2006). Formerly, Executive and Senior Management for the Phoenix Companies, Inc. (1984 - 2000); Senior Management at CIGNA Corporation (1973 - 1984).	41	None.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships held by Director
Directors who are "Interested Persons:"

Shaun Mathews 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Director	December 2007 - present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).	181	ING Retirement Holdings, Inc. (September 1998 - Present); ING Services Holding Company, Inc. (May 2000 - Present); ING Financial Advisers, LLC (April 2002 - Present); Southland Life Insurance Company (June 2002 - Present); ING Capital Corporation, LLC and ING Funds Distributor, LLC (December 2005 - Present); ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 - Present); and Directed Services, LLC (December 2006 - Present).

(1)  Directors/Trustees serve until their successors are duly elected and qualified.

(2)  For the purposes of this table (except for Mr. Mathews), "Fund Complex" means the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(3)  For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Industrials, Infrastructure and Materials Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(4)  "Interested person," as defined in the 1940 Act, by virtue of this Director's/Trustee's affiliation with any of the Funds, ING or any of ING's affiliates.

(5)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that, was known as Pilgrim America Investments, Inc.

(6)  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(7)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that, was known as Pilgrim America Group, Inc.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	President and Chief Executive Officer	December 2006 - present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Executive Vice President	April 2002 - present	Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 2007 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 60	Executive Vice President	March 2002 - present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O'Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President and Chief Compliance Officer	March 2006 - present November 2004 - present	Chief Compliance Officer of the ING Funds (November 2004 - Present); Executive Vice President of the ING Funds (March 2006 - Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009 - Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008 and October 2009 - Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Senior Vice President	December 2003 - present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	June 2006 - present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - May 2006).

William Evans 10 State House Square Hartford, Ct 06103 Age: 37	Vice President	September 2007 - present	Senior Vice President, ING Investment Management (March 2010 - Present) and Head of Manager Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	March 2002 - present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Vice President	March 2003 - present	Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); Director of Compliance, ING Investments, LLC(2) (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Funds Distributor, LLC(4) (April 2010 - Present);. Formerly, Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - April 2010).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past Five Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	September 2004 - present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Vice President	April 2007 - present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Vice President	March 2006 - present	Vice President, ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC(3) (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Assistant Vice President	June 2008 - present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	September 2003 - present	Senior Vice President and Chief Counsel, ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Secretary	September 2003 - present	Vice President and Senior Counsel, ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 34	Assistant Secretary	June 2008 - present	Vice President and Counsel, ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008).

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)  Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)  Directed Services LLC is the successor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the "Board") of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not "interested persons" of the fund (the "Independent Trustees"). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a "Fund" and, collectively, the "Funds") has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the "Advisory Agreement") with ING Investments, LLC (the "Adviser") and the sub-advisory agreement for each Fund (collectively, the "Sub-Advisory Agreements") with each sub-adviser of the Funds (the "Sub-Advisers"). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the "Agreements"), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2010, followed by specific considerations with respect to each Fund covered by this report (each a "Covered Fund").

Overview of the Review Process

At a meeting of the Board held on December 16, 2009, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through "soft dollar" benefits received in connection with the Funds' brokerage; (11) data comparing the performance of certain Funds against "static portfolios" of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser's mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser's programs for monitoring and enforcing compliance with the Funds' policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the Independent Trustees ("Independent Counsel") on behalf of the Independent Trustees.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Contracts Committee began the formal review process in July 2009 when it met separately with Independent Counsel, to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the "Peer Group Methodology"). Prior to the July meeting, the Contracts Committee engaged an independent consultant (the "Independent Consultant") to evaluate, and make recommendations with respect to, the Peer Group Methodolgy. The Independent Consultant's findings were reported to the Contracts Committee at the July meeting and incorporated into the Peer Group Methodology approved by the Board. The Contracts Committee then held meetings on October 14-15, 2009 and December 14-15, 2009, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel, throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2010, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds' policies and procedures for voting proxies, valuing the Funds' assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. The Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds' brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds' brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board considered information provided by management with respect to initiatives underway within ING Groep to establish an integrated global asset management firm (the "Global Transition") that is expected to provide the benefits of centralized and collaborative operations to ING's asset management business and may result in operational efficiencies that will benefit the Funds and shareholders of the Funds. The Board also considered the actions that have been taken by management to retain key investment management personnel during the Global Transition. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges. In that regard, the Board considered the potential impacts of any divestiture of its insurance business, which includes the investment management businesses, by ING Groep or significant change in structure of the investment

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

management business, if any, on the services provided to the Funds by the Adviser and Sub-Advisers.

The Board also considered the Adviser's responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser's efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; (iii) negotiating credit support from the Funds' securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board's approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Advisor and the applicable Sub-Advisers with respect to certain actions to be taken to correct underperformance and lack of scale with respect to certain Funds as indicated in the Fund-by-Fund analysis below.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund's investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a "Selected Peer Group"). The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2009 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2009. In considering the performance of the Funds, the Board noted the extraordinary period of high volatility during the prior two years and the response of the Adviser and each Sub-Adviser to such volatility. Summaries of selected portions of the performance information reviewed by the Board, together with the Board's conclusions regarding the performance of each Covered Fund, are set forth below under "Fund-by-Fund Analysis."

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as "management fees") and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund's management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. The Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. Summaries of selected portions of the fee and expense information reviewed with respect to each Covered Fund are set forth below under "Fund-by-Fund Analysis." After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds,

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all "retail" Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2008 and December 31, 2007 and the nine-month period ended September 30, 2009. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. The Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of "soft dollar" benefits from the Funds' brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund's Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund's management fee will decrease as a percentage of the Fund's total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many of the Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. The Board also considered the extent to which economies of scale are expected to be realized as a result of the Global Transition. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2010, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Covered Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Covered Fund is for periods ended September 30, 2009 and the management fees and expense data described below are as of June 30, 2009.

ING Balanced Fund

In evaluating the investment performance of ING Balanced Fund, the Board noted that the Fund underperformed its Morningstar category median for all periods presented. The Board received performance information relating to a benchmark index of fixed income securities (the "FISB") and equity securities (the "ESB") from which the Board could calculate a composite benchmark index (the "Composite Benchmark") comprised of 60% ESB and 40% FISB. The Board noted that the Fund underperformed the Composite Benchmark for all periods presented except for the most recent calendar quarter. The Board also

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

considered the fact that the Fund ranked in its Morningstar category in the third quintile for the most recent calendar quarter and in the fifth quintile for the year-to-date, one-year, three-year and five-year periods. The Board noted that the Sub-Adviser has made efforts to refine the quantitative based model for selecting stocks for the equity component of the Fund based on dynamic factor weightings during 2009, and that management has represented to the Board that an enhanced quantitative model under the direction of the Deputy Chief Investment Officer (the "Deputy CIO") of ING Investment Management Europe ("IIM Europe") will be implemented in the first part of 2010. The Board also noted that the Sub-Adviser replaced the portfolio manager for each of the fixed income and equity components of the Fund during the first part of 2009. Lastly, the Board noted that management has represented to the Board that a full proposal relating to actions, which may include a reorganization or strategy change, to be taken to address the long-term viability of the Fund will be presented to the Board during the first part of 2010. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Balanced Fund, the Board noted that the management fee is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is above the median and average expense ratios of the funds in its Selected Peer Group.

ING Corporate Leaders 100 Fund

In evaluating the investment performance of ING Corporate Leaders 100 Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median and benchmark index for all periods presented; and (2) the Fund is ranked in its Morningstar category in the second quintile for all periods presented. The Board concluded that the performance of the Fund has been satisfactory and that, due to the short operating history of the Fund, and the fact that such operating history was during a period of high market volatility, more time is necessary evaluate the effectiveness of the Adviser and the Sub-Adviser in pursuing the Fund's investment objectives.

In assessing the reasonableness of the management fee and expense ratio for ING Corporate Leaders 100 Fund, the Board noted that the management fee for the Fund is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is above the median and average expense ratios of the funds in its Selected Peer Group.

ING Core Equity Research Fund

In evaluating the investment performance of ING Core Equity Research Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for the year-to-date, one-year, three-year and five-year periods but underperformed for the most recent calendar quarter; (2) the Fund outperformed its benchmark index for the year-to-date, one-year, three-year and five-year periods but underperformed for the most recent calendar quarter; and (3) the Fund is ranked in its Morningstar category in the second quintile for the year-to-date, one-year, three-year and five-year periods and in the fourth quintile for the most recent calendar quarter. The Board concluded that the performance of the Fund is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING Core Equity Research Fund, the Board noted that the management fee for the Fund is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Small Company Fund

In evaluating the investment performance of ING Small Company Fund, the Board noted that: (1) the Fund underperformed its Morningstar category median for all periods presented except for the five-year period in which it outperformed; (2) the Fund outperformed its benchmark index for the one-year, three-year and five-year periods but underperformed for the most recent calendar quarter and year-to-date periods; and (3) the Fund is ranked in its Morningstar category in the second quintile for the three-year and five-year periods, in the third quintile for the most recent calendar quarter and one-year period and in the fourth quintile for the year-to-date period. The Board concluded that the performance of the Fund is satisfactory.

In assessing the reasonableness of the management fee expense ratio for ING Small Company Fund, the Board noted that the management fee for the Fund is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is above the median and below the average expense ratios of the funds in its Selected Peer Group.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Tactical Asset Allocation Fund

In evaluating the investment performance of ING Tactical Asset Allocation Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median and benchmark index for the most recent calendar quarter and year-to-date periods but underperformed for the one-year period; and (2) the Fund is ranked in its Morningstar category in the second quintile for the most recent calendar quarter, in the third quintile for the year-to-date period and in the fifth quintile for the one-year period. The Board concluded that the performance of the Fund has been satisfactory and that, due to the short operating history of the Fund, and the fact that such operating history was during a period of high market volatility, more time is necessary to evaluate the effectiveness of the Adviser and Sub-Adviser in pursuing the Fund's investment objectives.

In assessing the reasonableness of the management fee and expense ratio for ING Tactical Asset Allocation Fund, the Board noted that the management fee for the Fund is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is above the median and average expense ratios of the funds in its Selected Peer Group.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Core Equity Research Fund

ING Real Estate Fund

Domestic Equity Funds-of-Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds

ING Corporate Leaders 100 Fund

ING Equity Dividend Fund

ING Growth Opportunities Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

International Equity Funds

ING Alternative Beta Fund

ING Asia-Pacific Real Estate Fund

ING Emerging Countries Fund

ING European Real Estate Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global Fixed-Income Fund

ING Global Bond Fund

Global and International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Classic Money Market Fund

ING Money Market Fund

*  An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
(formerly, PNC Global Investment Servicing (U.S.) Inc.)
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the funds. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

  PRAR-ADEALL  (0510-072210)

Annual Report

May 31, 2010

Classes A, B, C, I, O and R

Domestic Equity Index Funds

■	ING Index Plus LargeCap Fund

■	ING Index Plus MidCap Fund

■	ING Index Plus SmallCap Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

M U T U A L F U N D S

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Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

It’s the uncertainty, for sure

Dear Shareholder,

Uncertainty has been the defining characteristic of the global economy lately; the ebb and flow of the European sovereign debt crisis has contributed to increasingly volatile financial markets and the euro’s descent to a four-year low versus the dollar.

Yet through all this agitation by the four winds, many indicators continue to encourage: corporate earnings persist in exceeding expectations; employment is increasing, if slowly; and the economic recovery in the United States appears to be transitioning from an early-cycle reliance upon inventory building to a broader-based foundation of personal consumption. Fears that the euro zone crisis would gum up the works eased somewhat once China announced that it did not intend to sell its European debt holdings. This forbearance also diminishes the threat that China might unload its holdings of U.S. debt in response to fiscal stress, dulling the edge of the Damoclean sword that many see hanging over the United States.

How do all these cross-signals affect the outlook for the U.S.? Our view is that the economic recovery is still on track, though it may proceed more slowly than we originally hoped. The U.S. needs broad-based income growth to successfully transition into a more sustainable economy. Job growth is progressing, though high unemployment is likely to persist. It may be premature at this point for Congress to turn away from stimulative policies, particularly aid to states, despite concerns about the long-term budget deficit.

Under conditions such as these, we believe your best portfolio strategy is to continue a regular investing program, and to maintain broad-based diversification by asset class, investment style and geography. Given the uncertainty in today’s markets, we do not recommend waiting for an opportune moment to make one’s investments. Instead, consult with your advisor about what fits best with your long-term investment goals and focus your actions on strategic, rather than tactical moves.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

June 1, 2010

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  YEAR ENDED MAY 31, 2010

For the fiscal year, despite various shocks to confidence, global equities in the form of the MSCI World IndexSM(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), returned 16.3%. But the trajectory was down as the year ended: in the final month and a half, the MSCI World IndexSM lost 10% on mounting worries about the financial stability of Europe. (The MSCI World IndexSM returned 13.60% for the fiscal year ended May 31, 2010, measured in U.S. dollars.)

If investors were close to despair in late 2008 and the beginning of 2009, then from early March 2009 they started to take comfort from a few “green shoots” of less bad news in a financial world that remained fraught with danger. The prices of risky assets rebounded sharply.

By the middle of the fiscal year the mood had changed again. Few investors still believed that the global financial system was on the verge of collapse. But the stimulus programs of governments and central banks that had saved it must ultimately end, interest and tax rates must rise, over-extended households must cut back. Whether consumer and business demand could recover quickly and firmly enough to sustain a new cycle of growth was the nagging doubt that kept investor sentiment fragile, even if the worst of the 2007/2008 crisis had passed.

Evidence of recovery continued to build, with the inevitable “ifs” and “buts”.

The housing market had always been in the eye of the financial storm. After sliding for more than three years, (measured by the Standard & Poor’s (“S&P”)/Case-Shiller 20-City Composite Home Price Index(2) , year-over-year), a 0.6% annual increase was finally recorded in February 2010 and 2.4% in March.

The employment situation has been slow to show real improvement. The unemployment rate peaked at 10.1% in October 2009 but was still as high as 9.9% in April 2010. That month payrolls were up by 290,000, the fourth consecutive increase. But 45.9% of the 15.3 million unemployed have been unemployed for at least 27 weeks. Wage growth remains understandably weak.

After four straight falls, U.S. gross domestic product (“GDP”) grew in the third quarter of 2009 by 2.8% at an annual rate. Next quarter growth was reported at a resounding 5.6%, flattered however, by inventory rebuilding which accounted for two thirds of the increase. The current estimate for the first quarter of

2010 is a better balanced 3.0%, as purchasing managers’ indices register multi-year highs.

Significant overseas news came from China and Greece.

China, now the world’s biggest exporter, resumed GDP growth above 10% in the fourth quarter of 2009, tempered by over-investment and a property price bubble that caused the Bank of China repeatedly to restrict lending, thereby threatening global recovery.

In profligate Greece, with a 2009 budget deficit of 13.6% and existing sovereign debt about 125% of GDP, default on billions of euro of maturing bonds loomed. S&P downgraded Greece’s long term debt to “junk” status. Eurozone countries, with no single voice, dithered on the need for a bail-out, its size, terms and the involvement of the International Monetary Fund (“IMF”). The yields on Greece’s government bonds and those of other high deficit countries like Portugal and Spain ballooned. Many even feared for the viability of the euro itself. At last, on the weekend of May 8th, Eurozone finance ministers agreed on a Financial Stabilization mechanism funded with €500 billion, while the IMF would add up to €250 billion. The threat of immediate sovereign default was lifted. This would buy time, but no one was under any illusions. The lack of fiscal union to partner monetary union had left the Eurozone as strong as its weakest link. There was no sign of that changing any time soon. Meantime, the austerity required to shrink vast deficits would dampen global recovery.

Currencies bore the brunt. The dollar rose 15.3% against the euro for the year, most of it in May, and 12.0% against the pound: another high budget-deficit currency, but lost 4.5% against the yen.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index(3) returned 8.42% over the fiscal year. But within this, the Barclays Capital U.S. Treasury Index(4) returned just 4.50%, the Barclays Capital Corporate Investment Grade Bond Index(5) returned an equity-like 16.60%. Outside of the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(6) did better still, delivering 28.79%.

U.S. equities, represented by the S&P 500® Index(7) including dividends, surged 20.99% in the fiscal year, with very little added after November. Generally improving company earnings and economic reports vied for supremacy in investors’ minds with European sovereign debt problems and Chinese lending restrictions. After nine straight quarters of annual

2

MARKET PERSPECTIVE:  YEAR ENDED MAY 31, 2010

decline, S&P 500® profits increased substantially in the fourth quarter of 2009 and the first quarter of 2010, leading to higher future estimates and more attractive valuations.

In international markets, the MSCI Japan® Index(8) bucked the trend somewhat, slipping 0.21% for the year but adding 5.7% in the second half. Japan’s export-oriented industries were supported by rebounding Asian economies. GDP grew between 4% and 5% despite erratic household demand and falling consumer prices. The MSCI Europe ex UK® Index(9) returned 15.34% for the year, but fell 9.9% after April 15th, unnerved by Greece’s refinancing problems and the broader, deeper dangers. Unemployment held at 10% and GDP barely grew, depending on exports from the competitive parts of the region. The MSCI UK® Index(10) gained 21.66%, despite the deflationary prospect of budget deficit near 11% of GDP, which only resumed growth after the fourth quarter of 2009. Decisive economic policy would be difficult under the new government: the first coalition since the 1930s. But the weaker pound was boosting exports and UK stocks were among the cheapest in Europe.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller 20-City Composite Home Price Index is a composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5)  The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index

includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(6)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

(7)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(8)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING INDEX PLUS LARGECAP FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of May 31, 2010

(as a percent of net assets)

Information Technology	18.6%
Financials	15.9%
Health Care	11.7%
Consumer Staples	11.2%
Consumer Discretionary	10.6%
Energy	10.6%
Industrials	10.4%
Utilities	3.6%
Materials	3.4%
Telecommunication Services	2.8%
Other Assets and Liabilities — Net*	1.2%

Net Assets	100.0%

*	Includes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Index Plus LargeCap Fund (the “Fund” or “Index Plus LargeCap”) seeks to outperform the total return performance of the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), while maintaining a market level of risk. The Fund is managed by Vincent Costa and Pranay Gupta, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the year ended May 31, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 19.63% compared to the S&P 500® Index, which returned 20.99%, for the same period.

Portfolio Specifics: Most of the quantitative factors that are used in our models had a volatile one-year period. Although valuation factors did relatively well, their performance was completely offset by the severe underperformance in market sentiment factors. The equity markets rallied in the second half of 2009, but most of this upswing was in low quality, riskier stocks as investors began to dip into the equity markets with a stronger risk appetite. The Fund focuses on higher quality stocks with growth prospects; thus, the low quality rally hurt the Fund’s relative performance.

The Fund’s underperformance for the reporting period was due to security selection. Selection in the financials, industrials and consumer discretionary sectors hurt returns the most. Banks like PNC Financial Services Group Inc. hurt returns in the financials sector. Among industrials, particularly within aerospace and defense, stocks such as Lockheed Martin Corp. declined in a rising equity market. Selection in the energy and consumer staples sectors offset some of these losses.

Sector allocation added returns with an overweight position in the industrials sector and an underweight position in the energy and consumer staples sectors benefiting returns. The positive allocation results offset a significant portion of the detraction from security selection.

Top detractors for the period included overweight positions in Amgen Inc., Lockheed Martin Corp. and Molson Coors Brewing Co. The top contributors for the period were overweight positions in strong performers such as Limited Brands Inc. and Procter & Gamble Co. and an underweight in weak performer Monsanto Co.

Current Outlook & Strategy: Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into performance advantage over the benchmark. Our analysis positions the Fund to capitalize on what we believe are high quality companies with superior business momentum, strong earnings and attractive valuations.

*	Effective April 30, 2010, Pranay Gupta was added as a portfolio manager to the Fund.
(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of May 31, 2010

(as a percent of net assets)

ExxonMobil Corp.	2.7%
International Business Machines Corp.	2.4%
Microsoft Corp.	2.4%
Apple, Inc.	2.4%
Procter & Gamble Co.	2.1%
AT&T, Inc.	1.9%
Chevron Corp.	1.8%
Wells Fargo & Co.	1.7%
Hewlett-Packard Co.	1.7%
United Technologies Corp.	1.6%

Portfolio holdings are subject to change daily.

4

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS LARGECAP FUND

Average Annual Total Returns for the Periods Ended May 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class O August 1, 2001	Since Inception of Class R December 8, 2003
Including Sales Charge:
Class A(1)	16.00%	(1.67)%	(2.35)%	—	—
Class B(2)	13.80%	(2.16)%	(2.77)%	—	—
Class C(3)	18.32%	(1.55)%	(2.53)%	—	—
Class I	19.95%	(0.84)%	(1.81)%	—	—
Class O	19.68%	(1.07)%	—	(0.47)%	—
Class R	19.46%	(1.31)%	—	—	0.90%
Excluding Sales Charge:
Class A	19.63%	(1.07)%	(2.05)%	—	—
Class B	18.80%	(1.79)%	(2.77)%	—	—
Class C	19.07%	(1.55)%	(2.53)%	—	—
Class I	19.95%	(0.84)%	(1.81)%	—	—
Class O	19.68%	(1.07)%	—	(0.47)%	—
Class R	19.46%	(1.31)%	—	—	0.90%
S&P 500® Index(4)	20.99%	0.31%	(0.82)%	0.73%	2.50	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus LargeCap Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data Shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 3%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 0.75% for the 1 year return.
(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(5)	Since inception performance for the index is shown from December 1, 2003.

5

ING INDEX PLUS MIDCAP FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of May 31, 2010

(as a percent of net assets)

Financials	20.3%
Consumer Discretionary	15.4%
Information Technology	14.5%
Industrials	14.4%
Health Care	12.4%
Materials	6.8%
Utilities	5.7%
Energy	5.6%
Consumer Staples	3.3%
Telecommunication Services	0.9%
Other Assets and Liabilities — Net*	0.7%

Net Assets	100.0%

*	Includes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Index Plus MidCap Fund (the “Fund” “Index Plus MidCap”) seeks to outperform the total return performance of the Standard & Poor’s MidCap 400 Index(1) (“S&P MidCap 400 Index”), while maintaining a market level of risk. The Fund is managed by Pranay Gupta, CFA, Head of Global Quantitative Equity and Vincent Costa, CFA, of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the year ended May 31, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 29.82% compared to the S&P MidCap 400 Index, which returned 34.52% for the same period.

Portfolio Specifics: Most of the quantitative factors that are used in our models had a volatile one-year period. Although valuation factors did relatively well, their performance was completely offset by the severe underperformance in market sentiment factors (i.e. analyst estimate revisions, earnings surprise, price momentum, etc.). The equity markets rallied in the second half of 2009, but most of this upswing was in low quality, riskier stocks as investors began to dip into the equity markets with a stronger risk appetite. The Fund focuses on higher quality stocks with growth prospects; thus, the low quality rally hurt the Fund’s relative performance.

The Fund’s underperformance for the reporting period was due to security selection. Selection in the consumer discretionary sector,

particularly within retail companies, was detrimental to the Fund’s results. Selection in the information technology sector, particularly in semiconductors computer and peripherals sub sectors, detracted from returns. Finally, in the industrials sector selection in capital goods companies also was unfavorable. However, selection in the pharmaceuticals and biotech and materials sectors added value to the Fund.

Sector allocation added to returns with our overweights in the information technology sector and consumer discretionary sectors benefiting returns.

The top detractors for the period included underweight positions in Cimarex Energy Co, NBTY Inc. and Netflix Inc. Top contributors for the period included overweight positions in Perrigo Co., Valeant Pharmaceuticals International and Lincare Holdings Inc.

Current Strategy and Outlook: The Fund employs a quantitatively driven mid-cap strategy that applies a proprietary ranking process to detect unrecognized value in stocks of companies that can be expected to outperform the market averages because of their strong business fundamentals. Our analysis positions the Fund to capitalize on what we believe are high quality companies with superior business momentum, strong earnings and attractive valuations.

At the end of the reporting period, the Fund was slightly overweight in the consumer discretionary sector and underweight in the information technology sector.

*	Effective April 30, 2010, Pranay Gupta was added as a portfolio manager to the Fund.
(1)	The S&P Midcap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of May 31, 2010

(as a percent of net assets)

Vertex Pharmaceuticals, Inc.	1.0%
Dollar Tree, Inc.	1.0%
Lubrizol Corp.	1.0%
New York Community Bancorp., Inc.	0.9%
Advance Auto Parts, Inc.	0.9%
Global Payments, Inc.	0.8%
Valspar Corp.	0.8%
Cullen/Frost Bankers, Inc.	0.8%
Ralcorp Holdings, Inc.	0.8%
Perrigo Co.	0.7%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

6

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS MIDCAP FUND

Average Annual Total Returns for the Periods Ended May 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class O August 1, 2001	Since Inception of Class R October 24, 2003
Including Sales Charge:
Class A(1)	25.94%	0.49%	3.86%	—	—
Class B(2)	23.92%	0.05%	3.38%	—	—
Class C(3)	28.52%	0.60%	3.65%	—	—
Class I	30.19%	1.37%	4.45%	—	—
Class O	29.84%	1.10%	—	4.00%	—
Class R	29.60%	0.86%	—	—	4.25%
Excluding Sales Charge:
Class A	29.82%	1.10%	4.17%	—	—
Class B	28.92%	0.34%	3.38%	—	—
Class C	29.27%	0.60%	3.65%	—	—
Class I	30.19%	1.37%	4.45%	—	—
Class O	29.84%	1.10%	—	4.00%	—
Class R	29.60%	0.86%	—	—	4.25%
S&P MidCap 400 Index(4)	34.52%	4.08%	6.18%	6.00%	6.56	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus MidCap Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 3%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 0.75% for the 1 year return.
(4)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
(5)	Since inception performance for the index is shown from November 1, 2003.

7

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of May 31, 2010

(as a percent of net assets)

Financials	18.7%
Information Technology	17.8%
Consumer Discretionary	17.1%
Industrials	17.1%
Health Care	12.9%
Energy	4.5%
Materials	3.6%
Consumer Staples	3.2%
Utilities	3.2%
Telecommunication Services	0.6%
Other Assets and Liabilities — Net*	1.3%

Net Assets	100.0%

*	Includes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Index Plus SmallCap Fund (the “Fund” or “Index Plus SmallCap”) seeks to outperform the total return performance of the Standard & Poor’s SmallCap 600 Index(1) (“S&P SmallCap 600 Index”) while maintaining a market level of risk. The Fund is managed by Pranay Gupta, CFA , Head of Global Quantitative Equity and Vincent Costa, CFA, of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the year ended May 31, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 32.19% compared to the S&P SmallCap 600 Index, which returned 34.95%, for the same period.

Portfolio Specifics: Most of the quantitative factors that are used in our models had a volatile one-year period. Although valuation factors did relatively well, market sentiment factors (i.e. analyst estimate revisions, earnings surprise, price momentum, etc.) underperformed. The equity markets rallied in the second half of 2009, but most of this upswing was in low quality, riskier stocks as investors began to dip into the equity markets with a stronger risk appetite. The Fund focuses on higher quality stocks with growth prospects; thus, the low quality rally hurt the Fund’s relative performance.

The Fund’s underperformance for the reporting period was due to security selection. Selection in the consumer discretionary sector, particularly within durables and apparel companies, hurt returns. The Fund’s underweight of Brunswick Corp. was the largest detractor in this sub-sector. Selection in the pharmaceutical and biotechnology sub-sector of health care also hurt performance, with underweights of stocks such as Salix Pharmaceuticals Ltd., which received approval to market its drug Metozolv for diabetic gastroparesis. The Fund’s underweight among regional financials such as East West Bancorp Inc. also hurt returns. In contrast, security selection in the industrials and materials sectors offset some of these losses.

Sector allocation added to returns: an overweight in the consumer discretionary sector and a slight overweight in the information technology sector were favorable to performance.

The top detractors for the period included underweight positions in Brunswick Corp. and Salix Pharmaceuticals Ltd., and an overweight in Neutral Tandem Inc. Top contributors for the period included overweight positions in Schweitzer-Mauduit International Inc., Biglari Holdings Inc. and Odyssey HealthCare Inc.

Current Strategy & Outlook: The Fund employs a quantitatively driven small-cap strategy that applies a proprietary ranking process to detect unrecognized value in stocks of companies that can be expected to outperform the market averages because of their strong business fundamentals. Our analysis positions the Fund to capitalize on what we believe are high quality companies with superior business momentum, strong earnings and attractive valuations.

*	Effective April 30, 2010, Pranay Gupta was added as a portfolio manager to the Fund.
(1)	The S&P SmallCap 600 Index is an unmanaged index that measures the performance of the small-size company segment of the U.S. market.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of May 31, 2010

(as a percent of net assets)

Skyworks Solutions, Inc.	1.0%
Tractor Supply Co.	0.9%
Casey’s General Stores, Inc.	0.8%
Mid-America Apartment Communities, Inc.	0.7%
Signature Bank	0.7%
Cypress Semiconductor Corp.	0.7%
Piedmont Natural Gas Co.	0.7%
Healthcare Realty Trust, Inc.	0.7%
Extra Space Storage, Inc.	0.6%
Actuant Corp.	0.6%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

8

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS SMALLCAP FUND

Average Annual Total Returns for the Periods Ended May 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class O August 1, 2001	Since Inception of Class R December 8, 2003
Including Sales Charge:
Class A(1)	28.16%	(0.68)%	4.75%	—	—
Class B(2)	26.09%	(1.14)%	4.27%	—	—
Class C(3)	30.81%	(0.55)%	4.55%	—	—
Class I	32.51%	0.20%	5.34%	—	—
Class O	32.17%	(0.08)%	—	4.17%	—
Class R	31.88%	(0.33)%	—	—	2.81%
Excluding Sales Charge:
Class A	32.19%	(0.07)%	5.06%	—	—
Class B	31.09%	(0.83)%	4.27%	—	—
Class C	31.56%	(0.55)%	4.55%	—	—
Class I	32.51%	0.20%	5.34%	—	—
Class O	32.17%	(0.08)%	—	4.17%	—
Class R	31.88%	(0.33)%	—	—	2.81%
S&P SmallCap 600 Index(4)	34.95%	2.96%	6.94%	6.13%	5.59	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus SmallCap Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log onto www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 3%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 0.75% for the 1 year return.
(4)	The S&P SmallCap 600 Index is an unmanaged index that measures the performance of the small-size company segment of the U.S. market.
(5)	Since inception performance for the index is shown from December 1, 2003.

9

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2009 to May 31, 2010. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2009	Ending Account Value May 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2010*	Beginning Account Value December 1, 2009	Ending Account Value May 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2010*
ING Index Plus LargeCap Fund
Class A	$1,000.00	$1,007.30	0.95%	$4.75	$1,000.00	$1,020.19	0.95%	$4.78
Class B	1,000.00	1,003.70	1.70	8.49	1,000.00	1,016.45	1.70	8.55
Class C	1,000.00	1,005.30	1.45	7.25	1,000.00	1,017.70	1.45	7.29
Class I	1,000.00	1,008.50	0.70	3.51	1,000.00	1,021.44	0.70	3.53
Class O	1,000.00	1,007.10	0.95	4.75	1,000.00	1,020.19	0.95	4.78
Class R	1,000.00	1,006.40	1.20	6.00	1,000.00	1,018.95	1.20	6.04
ING Index Plus MidCap Fund
Class A	$1,000.00	$1,095.80	1.00%	$5.23	$1,000.00	$1,019.95	1.00%	$5.04
Class B	1,000.00	1,091.80	1.75	9.13	1,000.00	1,016.21	1.75	8.80
Class C	1,000.00	1,093.70	1.50	7.83	1,000.00	1,017.45	1.50	7.54
Class I	1,000.00	1,097.60	0.75	3.92	1,000.00	1,021.19	0.75	3.78
Class O	1,000.00	1,096.50	1.00	5.23	1,000.00	1,019.95	1.00	5.04
Class R	1,000.00	1,095.60	1.25	6.53	1,000.00	1,018.70	1.25	6.29

10

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2009	Ending Account Value May 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2010*	Beginning Account Value December 1, 2009	Ending Account Value May 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2010*
ING Index Plus SmallCap Fund
Class A	$1,000.00	$1,144.50	1.00%	$5.35	$1,000.00	$1,019.95	1.00%	$5.04
Class B	1,000.00	1,140.20	1.75	9.34	1,000.00	1,016.21	1.75	8.80
Class C	1,000.00	1,142.90	1.50	8.01	1,000.00	1,017.45	1.50	7.54
Class I	1,000.00	1,146.00	0.75	4.01	1,000.00	1,021.19	0.75	3.78
Class O	1,000.00	1,144.60	1.00	5.35	1,000.00	1,019.95	1.00	5.04
Class R	1,000.00	1,143.80	1.25	6.68	1,000.00	1,018.70	1.25	6.29

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, and ING Index Plus SmallCap Fund, each a series of ING Series Fund, Inc., as of May 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds of ING Series Fund, Inc. as of May 31, 2010, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 23, 2010

12

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2010

	ING Index Plus LargeCap Fund	ING Index Plus MidCap Fund	ING Index Plus SmallCap Fund
ASSETS:
Investments in securities at value+*	$325,140,349	$152,221,909	$64,356,107
Short-term investments**	621,663	2,364,205	4,401,996
Short-term investments in affiliates***	3,540,000	1,288,000	1,080,000
Cash	310	788	586
Cash collateral for futures	330,482	113,588	72,760
Receivables:
Investment securities sold	—	—	29,227
Fund shares sold	83,408	60,577	22,169
Dividends and interest	834,531	161,106	41,275
Prepaid expenses	23,590	24,219	22,288
Reimbursement due from manager	17,557	—	474

Total assets	330,591,890	156,234,392	70,026,882

LIABILITIES:
Payable for investment securities purchased	—	—	27,476
Payable for fund shares redeemed	309,007	110,992	181,487
Payable upon receipt of securities loaned	680,490	2,514,339	4,468,881
Payable to affiliates	299,821	110,096	35,419
Payable for directors fees	15,448	15,638	6,576
Other accrued expenses and liabilities	308,389	145,482	95,627

Total liabilities	1,613,155	2,896,547	4,815,466

NET ASSETS	$328,978,735	$153,337,845	$65,211,416

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$429,854,943	$182,128,190	$78,592,046
Undistributed net investment income	1,171,381	49,660	—
Accumulated net realized loss	(146,489,319)	(47,239,890)	(22,154,208)
Net unrealized appreciation	44,441,730	18,399,885	8,773,578

NET ASSETS	$328,978,735	$153,337,845	$65,211,416

+ Including securities loaned at value	$657,093	$2,421,491	$4,280,186
* Cost of investments in securities	$280,511,940	$133,648,567	$55,513,407
** Cost of short-term investments	$680,490	$2,514,339	$4,468,881
*** Cost of short-term investments in affiliates	$3,540,000	$1,288,000	$1,080,000

13

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2010 (CONTINUED)

	ING Index Plus LargeCap Fund	ING Index Plus MidCap Fund	ING Index Plus SmallCap Fund
Class A:
Net assets	$98,750,702	$61,924,779	$20,692,626
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	7,708,275	5,099,903	1,643,182
Net asset value and redemption price per share	$12.81	$12.14	$12.59
Maximum offering price per share (3.00%)(1)	$13.21	$12.52	$12.98
Class B:
Net assets	$127,924,463	$6,286,920	$2,741,228
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	9,956,221	551,301	238,929
Net asset value, redemption price and maximum offering price per share(2)	$12.85	$11.40	$11.47
Class C:
Net assets	$24,343,978	$7,133,985	$2,478,730
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,894,728	610,159	209,420
Net asset value, redemption price and maximum offering price per share(2)	$12.85	$11.69	$11.84
Class I:
Net assets	$14,210,004	$20,719,243	$5,249,422
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,102,376	1,680,749	404,043
Net asset value, redemption price and maximum offering price per share	$12.89	$12.33	$12.99
Class O:
Net assets	$56,813,162	$47,478,656	$28,777,470
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,427,002	3,897,625	2,267,281
Net asset value, redemption price and maximum offering price per share	$12.83	$12.18	$12.69
Class R:
Net assets	$6,936,426	$9,794,262	$5,271,940
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	544,551	812,410	422,209
Net asset value, redemption price and maximum offering price per share	$12.74	$12.06	$12.49

(1)	Maximum offering price is computed at 100/97 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

14

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2010

	ING Index Plus LargeCap Fund	ING Index Plus MidCap Fund	ING Index Plus SmallCap Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$7,577,326	$2,477,010	$746,142
Interest	13,259	485	182
Securities lending income, net	245,596	52,493	82,761

Total investment income	7,836,181	2,529,988	829,085

EXPENSES:
Investment management fees	1,617,525	688,256	297,217
Distribution and service fees:
Class A	217,643	151,935	51,584
Class B	1,603,436	74,968	29,530
Class C	202,063	55,267	21,007
Class O	143,960	114,854	68,878
Class R	38,656	48,574	24,114
Transfer agent fees	549,000	227,753	87,738
Administrative service fees	287,562	122,357	52,839
Shareholder reporting expense	160,031	65,447	36,368
Registration fees	97,831	72,555	69,427
Professional fees	58,884	27,528	14,522
Custody and accounting expense	33,302	32,412	31,308
Directors fees	19,476	14,104	6,238
Miscellaneous expense	29,157	17,444	10,445
Interest expense	927	308	110

Total expenses	5,059,453	1,713,762	801,325
Net waived and reimbursed fees	(334,365)	(118,951)	(110,319)

Net expenses	4,725,088	1,594,811	691,006

Net investment income	3,111,093	935,177	138,079

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Investments	47,968,761	18,275,567	4,362,555
Futures	1,339,166	1,285,778	536,488

Net realized gain	49,307,927	19,561,345	4,899,043

Net change in unrealized appreciation or depreciation on:
Investments	13,050,244	19,063,503	13,606,665
Futures	(376,287)	(316,685)	(22,271)

Net change in unrealized appreciation or depreciation	12,673,957	18,746,818	13,584,394

Net realized and unrealized gain	61,981,884	38,308,163	18,483,437

Increase in net assets resulting from operations	$65,092,977	$39,243,340	$18,621,516

* Foreign taxes withheld	$1,027	$—	$62
(1) Dividends from affiliates	$5,740	$3,918	$2,062

15

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Plus LargeCap Fund		ING Index Plus MidCap Fund
	Year Ended May 31, 2010	Year Ended May 31, 2009	Year Ended May 31, 2010	Year Ended May 31, 2009
FROM OPERATIONS:
Net investment income	$3,111,093	$4,614,576	$935,177	$1,458,624
Net realized gain (loss)	49,307,927	(139,473,466)	19,561,345	(57,230,410)
Net change in unrealized appreciation or depreciation	12,673,957	36,159,073	18,746,818	(42,011,585)

Increase (decrease) in net assets resulting from operations	65,092,977	(98,699,817)	39,243,340	(97,783,371)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,345,153)	(1,174,146)	(444,329)	(506,492)
Class B	(1,105,711)	(467,524)	(6,131)	(412)
Class C	(274,259)	(140,444)	(21,807)	(9,927)
Class I	(278,790)	(888,912)	(193,998)	(366,192)
Class O	(874,964)	(972,819)	(344,322)	(377,333)
Class R	(102,145)	(141,210)	(44,562)	(40,261)

Total distributions	(3,981,022)	(3,785,055)	(1,055,149)	(1,300,617)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	50,953,253	31,935,306	22,155,164	29,273,695
Proceeds from shares issued in merger (Note 12)	—	231,270,543	—	—
Reinvestment of distributions	2,868,128	2,999,546	705,870	946,571

	53,821,381	266,205,395	22,861,034	30,220,266
Cost of shares redeemed	(141,807,606)	(117,695,682)	(49,156,766)	(73,200,203)

Net increase (decrease) in net assets resulting from capital share transactions	(87,986,225)	148,509,713	(26,295,732)	(42,979,937)

Net increase (decrease) in net assets	(26,874,270)	46,024,841	11,892,459	(142,063,925)

NET ASSETS:
Beginning of year	355,853,005	309,828,164	141,445,386	283,509,311

End of year	$328,978,735	$355,853,005	$153,337,845	$141,445,386

Undistributed net investment income at end of year	$1,171,381	$2,068,853	$49,660	$352,036

16

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	ING Index Plus SmallCap Fund
	Year Ended May 31, 2010	Year Ended May 31, 2009
FROM OPERATIONS:
Net investment income	$138,079	$578,257
Net realized gain (loss)	4,899,043	(17,691,448)
Net change in unrealized appreciation or depreciation	13,584,394	(22,513,072)

Increase (decrease) in net assets resulting from operations	18,621,516	(39,626,263)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(52,508)	(164,507)
Class C	—	(2,818)
Class I	(28,958)	(161,024)
Class O	(82,250)	(188,551)
Class R	(4,615)	(10,483)

Total distributions	(168,331)	(527,383)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,940,732	14,167,137
Reinvestment of distributions	89,281	356,011

	9,030,013	14,523,148
Cost of shares redeemed	(27,476,834)	(39,569,349)

Net decrease in net assets resulting from capital share transactions	(18,446,821)	(25,046,201)

Net increase (decrease) in net assets	6,364	(65,199,847)

NET ASSETS:
Beginning of year	65,205,052	130,404,899

End of year	$65,211,416	$65,205,052

Undistributed net investment income at end of year	$—	$74,959

17

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/ or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Index Plus LargeCap Fund
Class A
05-31-10	10.87	0.15		1.99	2.14	0.20	—	—	0.20	12.81	19.63	1.04	0.95	†	0.95	†	1.22	†	98,751	125
05-31-09	16.48	0.22		(5.63)	(5.41)	0.20	—	—	0.20	10.87	(32.85)	1.14	0.95	†	0.95	†	1.61	†	69,823	201
05-31-08	19.53	0.19	•	(2.01)	(1.82)	0.24	0.99	—	1.23	16.48	(9.63)	1.11	0.95	†	0.95	†	1.08	†	116,049	144
05-31-07	16.17	0.16	•	3.36	3.52	0.16	—	—	0.16	19.53	21.86	0.98	0.95	†	0.95	†	0.93	†	207,710	109
05-31-06	15.21	0.14	•	0.95	1.09	0.13	—	—	0.13	16.17	7.14	0.95	0.95		0.95		0.89		217,766	133
Class B
05-31-10	10.89	0.06	•	1.99	2.05	0.09	—	—	0.09	12.85	18.80	1.79	1.70	†	1.70	†	0.48	†	127,924	125
05-31-09	16.41	0.13	•	(5.60)	(5.47)	0.05	—	—	0.05	10.89	(33.32)	1.89	1.70	†	1.70	†	1.27	†	167,778	201
05-31-08	19.42	0.06	•	(2.01)	(1.95)	0.07	0.99	—	1.06	16.41	(10.34)	1.86	1.70	†	1.70	†	0.34	†	16,512	144
05-31-07	16.07	0.03	•	3.34	3.37	0.02	—	—	0.02	19.42	20.97	1.73	1.70	†	1.70	†	0.17	†	30,137	109
05-31-06	15.12	0.03		0.93	0.96	0.01	—	—	0.01	16.07	6.33	1.70	1.70		1.70		0.14		33,911	133
Class C
05-31-10	10.90	0.09	•	1.99	2.08	0.13	—	—	0.13	12.85	19.07	1.54	1.45	†	1.45	†	0.73	†	24,344	125
05-31-09	16.49	0.15	•	(5.62)	(5.47)	0.12	—	—	0.12	10.90	(33.15)	1.64	1.45	†	1.45	†	1.37	†	26,014	201
05-31-08	19.54	0.12		(2.04)	(1.92)	0.14	0.99	—	1.13	16.49	(10.12)	1.61	1.45	†	1.45	†	0.60	†	11,494	144
05-31-07	16.18	0.08		3.36	3.44	0.08	—	—	0.08	19.54	21.27	1.48	1.45	†	1.45	†	0.43	†	16,607	109
05-31-06	15.22	0.07		0.93	1.00	0.04	—	—	0.04	16.18	6.59	1.45	1.45		1.45		0.39		15,113	133
Class I
05-31-10	10.93	0.19	•	1.99	2.18	0.22	—	—	0.22	12.89	19.95	0.79	0.70	†	0.70	†	1.51	†	14,210	125
05-31-09	16.60	0.23		(5.66)	(5.43)	0.24	—	—	0.24	10.93	(32.70)	0.89	0.70	†	0.70	†	1.83	†	34,097	201
05-31-08	19.68	0.24	•	(2.03)	(1.79)	0.30	0.99	—	1.29	16.60	(9.42)	0.86	0.70	†	0.70	†	1.31	†	67,691	144
05-31-07	16.29	0.21	•	3.39	3.60	0.21	—	—	0.21	19.68	22.17	0.73	0.70	†	0.70	†	1.17	†	100,710	109
05-31-06	15.34	0.18	•	0.94	1.12	0.17	—	—	0.17	16.29	7.29	0.70	0.70		0.70		1.14		91,633	133
Class O
05-31-10	10.88	0.15	•	1.99	2.14	0.19	—	—	0.19	12.83	19.68	1.04	0.95	†	0.95	†	1.22	†	56,813	125
05-31-09	16.51	0.20		(5.62)	(5.42)	0.21	—	—	0.21	10.88	(32.86)	1.14	0.95	†	0.95	†	1.60	†	51,159	201
05-31-08	19.58	0.20	•	(2.03)	(1.83)	0.25	0.99	—	1.24	16.51	(9.65)	1.11	0.95	†	0.95	†	1.11	†	81,797	144
05-31-07	16.22	0.15		3.38	3.53	0.17	—	—	0.17	19.58	21.84	0.98	0.95	†	0.95	†	0.95	†	90,279	109
05-31-06	15.27	0.13		0.96	1.09	0.14	—	—	0.14	16.22	7.11	0.95	0.95		0.95		0.89		59,536	133
Class R
05-31-10	10.80	0.12	•	1.98	2.10	0.16	—	—	0.16	12.74	19.46	1.29	1.20	†	1.20	†	0.97	†	6,936	125
05-31-09	16.37	0.18		(5.59)	(5.41)	0.16	—	—	0.16	10.80	(33.05)	1.39	1.20	†	1.20	†	1.31	†	6,982	201
05-31-08	19.41	0.15	•	(2.01)	(1.86)	0.19	0.99	—	1.18	16.37	(9.90)	1.36	1.20	†	1.20	†	0.86	†	16,284	144
05-31-07	16.08	0.12		3.34	3.46	0.13	—	—	0.13	19.41	21.55	1.23	1.20	†	1.20	†	0.69	†	31,311	109
05-31-06	15.14	0.09		0.95	1.04	0.10	—	—	0.10	16.08	6.89	1.20	1.20		1.20		0.64		24,484	133

See Accompanying Notes to Financial Statements

18

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Index Plus MidCap Fund
Class A
05-31-10	9.42	0.07	•	2.73	2.80	0.08		—	—	0.08		12.14	29.82	1.08	1.00	†	1.00	†	0.65	†	61,925	153
05-31-09	14.73	0.11		(5.34)	(5.23)	0.08		—	—	0.08		9.42	(35.44)	1.14	1.00	†	1.00	†	0.87	†	54,375	99
05-31-08	19.48	0.08		(1.56)	(1.48)	0.08		3.19	—	3.27		14.73	(7.28)	1.14	1.00	†	1.00	†	0.40	†	111,795	129
05-31-07	17.68	0.11		3.15	3.26	0.05		1.41	—	1.46		19.48	19.43	1.02	1.00	†	1.00	†	0.59	†	175,465	92
05-31-06	16.25	0.05		2.17	2.22	0.04		0.75	—	0.79		17.68	13.82	0.98	1.00		1.00		0.29		187,657	111
Class B
05-31-10	8.85	(0.01	)•	2.57	2.56	0.01		—	—	0.01		11.40	28.92	1.83	1.75	†	1.75	†	(0.09	)†	6,287	153
05-31-09	13.84	0.02		(5.01)	(4.99)	0.00	*	—	—	0.00	*	8.85	(36.05)	1.89	1.75	†	1.75	†	0.10	†	7,561	99
05-31-08	18.55	(0.05)		(1.47)	(1.52)	—		3.19	—	3.19		13.84	(7.91)	1.89	1.75	†	1.75	†	(0.35	)†	19,275	129
05-31-07	16.98	(0.03)		3.01	2.98	—		1.41	—	1.41		18.55	18.52	1.77	1.75	†	1.75	†	(0.16	)†	31,260	92
05-31-06	15.71	(0.08)		2.10	2.02	—		0.75	—	0.75		16.98	13.01	1.73	1.75		1.75		(0.46)		33,369	111
Class C
05-31-10	9.07	0.02		2.63	2.65	0.03		—	—	0.03		11.69	29.27	1.58	1.50	†	1.50	†	0.16	†	7,134	153
05-31-09	14.16	0.05		(5.13)	(5.08)	0.01		—	—	0.01		9.07	(35.86)	1.64	1.50	†	1.50	†	0.36	†	6,908	99
05-31-08	18.87	(0.01)		(1.51)	(1.52)	—		3.19	—	3.19		14.16	(7.77)	1.64	1.50	†	1.50	†	(0.09	)†	15,040	129
05-31-07	17.20	0.02		3.06	3.08	—		1.41	—	1.41		18.87	18.88	1.52	1.50	†	1.50	†	0.09	†	21,205	92
05-31-06	15.86	(0.04)		2.13	2.09	—		0.75	—	0.75		17.20	13.33	1.48	1.50		1.50		(0.21)		20,575	111
Class I
05-31-10	9.56	0.10	•	2.78	2.88	0.11		—	—	0.11		12.33	30.19	0.83	0.75	†	0.75	†	0.90	†	20,719	153
05-31-09	14.98	0.12		(5.42)	(5.30)	0.12		—	—	0.12		9.56	(35.30)	0.89	0.75	†	0.75	†	1.14	†	24,462	99
05-31-08	19.75	0.11	•	(1.56)	(1.45)	0.13		3.19	—	3.32		14.98	(6.99)	0.89	0.75	†	0.75	†	0.66	†	46,123	129
05-31-07	17.90	0.15	•	3.20	3.35	0.09		1.41	—	1.50		19.75	19.72	0.77	0.75	†	0.75	†	0.85	†	42,061	92
05-31-06	16.43	0.10	•	2.19	2.29	0.07		0.75	—	0.82		17.90	14.13	0.73	0.75		0.75		0.54		29,278	111
Class O
05-31-10	9.45	0.07	•	2.75	2.82	0.09		—	—	0.09		12.18	29.84	1.08	1.00	†	1.00	†	0.65	†	47,479	153
05-31-09	14.79	0.10		(5.35)	(5.25)	0.09		—	—	0.09		9.45	(35.45)	1.14	1.00	†	1.00	†	0.89	†	39,337	99
05-31-08	19.55	0.07		(1.55)	(1.48)	0.09		3.19	—	3.28		14.79	(7.25)	1.14	1.00	†	1.00	†	0.41	†	66,663	129
05-31-07	17.75	0.10		3.16	3.26	0.05		1.41	—	1.46		19.55	19.37	1.02	1.00	†	1.00	†	0.59	†	67,607	92
05-31-06	16.31	0.04		2.19	2.23	0.04		0.75	—	0.79		17.75	13.85	0.99	1.00		1.00		0.29		51,251	111
Class R
05-31-10	9.35	0.05		2.72	2.77	0.06		—	—	0.06		12.06	29.60	1.33	1.25	†	1.25	†	0.40	†	9,794	153
05-31-09	14.59	0.09		(5.29)	(5.20)	0.04		—	—	0.04		9.35	(35.66)	1.39	1.25	†	1.25	†	0.59	†	8,802	99
05-31-08	19.32	0.03		(1.53)	(1.50)	0.04		3.19	—	3.23		14.59	(7.48)	1.39	1.25	†	1.25	†	0.15	†	24,614	129
05-31-07	17.56	0.06		3.12	3.18	0.01		1.41	—	1.42		19.32	19.09	1.27	1.25	†	1.25	†	0.34	†	33,651	92
05-31-06	16.16	0.00	*	2.17	2.17	0.02		0.75	—	0.77		17.56	13.60	1.24	1.25		1.25		0.04		29,639	111

See Accompanying Notes to Financial Statements

19

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Index Plus SmallCap Fund
Class A
05-31-10	9.55	0.03	3.04	3.07	0.03	—	—	0.03	12.59	32.19	1.17	1.00	†	1.00	†	0.25	†	20,693	117
05-31-09	14.37	0.09	(4.84)	(4.75)	0.07	—	—	0.07	9.55	(33.03)	1.33	1.00	†	1.00	†	0.72	†	19,817	66
05-31-08	19.74	0.03	(3.13)	(3.10)	—	2.27	—	2.27	14.37	(15.73)	1.21	1.00	†	1.00	†	0.18	†	43,900	139
05-31-07	18.78	0.02	2.61	2.63	—	1.67	—	1.67	19.74	14.70	1.08	1.00	†	1.00	†	0.08	†	67,193	93
05-31-06	16.46	0.02	2.67	2.69	—	0.37	—	0.37	18.78	16.45	1.07	1.00		1.00		0.10		71,251	109
Class B
05-31-10	8.75	(0.05)•	2.77	2.72	—	—	—	—	11.47	31.09	1.92	1.75	†	1.75	†	(0.50	)†	2,741	117
05-31-09	13.16	0.00 *	(4.41)	(4.41)	—	—	—	—	8.75	(33.51)	2.08	1.75	†	1.75	†	(0.03	)†	2,885	66
05-31-08	18.43	(0.10)	(2.90)	(3.00)	—	2.27	—	2.27	13.16	(16.35)	1.96	1.75	†	1.75	†	(0.58	)†	7,373	139
05-31-07	17.76	(0.13)	2.47	2.34	—	1.67	—	1.67	18.43	13.88	1.83	1.75	†	1.75	†	(0.68	)†	14,402	93
05-31-06	15.71	(0.11)	2.53	2.42	—	0.37	—	0.37	17.76	15.51	1.82	1.75		1.75		(0.64)		16,598	109
Class C
05-31-10	9.00	(0.03)	2.87	2.84	—	—	—	—	11.84	31.56	1.67	1.50	†	1.50	†	(0.25	)†	2,479	117
05-31-09	13.52	0.03	(4.54)	(4.51)	0.01	—	—	0.01	9.00	(33.37)	1.83	1.50	†	1.50	†	0.23	†	2,752	66
05-31-08	18.81	(0.05)	(2.97)	(3.02)	—	2.27	—	2.27	13.52	(16.10)	1.71	1.50	†	1.50	†	(0.32	)†	5,615	139
05-31-07	18.06	(0.07)	2.49	2.42	—	1.67	—	1.67	18.81	14.10	1.58	1.50	†	1.50	†	(0.42	)†	8,621	93
05-31-06	15.91	(0.06)	2.58	2.52	—	0.37	—	0.37	18.06	15.95	1.57	1.50		1.50		(0.40)		7,965	109
Class I
05-31-10	9.85	0.06 •	3.14	3.20	0.06	—	—	0.06	12.99	32.51	0.92	0.75	†	0.75	†	0.53	†	5,249	117
05-31-09	14.85	0.12	(5.01)	(4.89)	0.11	—	—	0.11	9.85	(32.89)	1.08	0.75	†	0.75	†	0.98	†	12,271	66
05-31-08	20.25	0.07 •	(3.20)	(3.13)	—	2.27	—	2.27	14.85	(15.46)	0.96	0.75	†	0.75	†	0.42	†	25,170	139
05-31-07	19.17	0.06	2.69	2.75	—	1.67	—	1.67	20.25	15.04	0.83	0.75	†	0.75	†	0.34	†	17,542	93
05-31-06	16.75	0.04 •	2.75	2.79	—	0.37	—	0.37	19.17	16.77	0.82	0.75		0.75		0.23		13,787	109
Class O
05-31-10	9.63	0.03	3.06	3.09	0.03	—	—	0.03	12.69	32.17	1.17	1.00	†	1.00	†	0.25	†	28,777	117
05-31-09	14.50	0.08	(4.87)	(4.79)	0.08	—	—	0.08	9.63	(33.02)	1.33	1.00	†	1.00	†	0.74	†	23,422	66
05-31-08	19.89	0.03	(3.15)	(3.12)	—	2.27	—	2.27	14.50	(15.71)	1.21	1.00	†	1.00	†	0.18	†	35,728	139
05-31-07	18.91	0.02	2.63	2.65	—	1.67	—	1.67	19.89	14.71	1.08	1.00	†	1.00	†	0.09	†	45,242	93
05-31-06	16.58	0.02	2.68	2.70	—	0.37	—	0.37	18.91	16.39	1.07	1.00		1.00		0.10		40,479	109
Class R
05-31-10	9.48	(0.00)*	3.02	3.02	0.01	—	—	0.01	12.49	31.88	1.42	1.25	†	1.25	†	(0.00	)†	5,272	117
05-31-09	14.23	0.07	(4.80)	(4.73)	0.02	—	—	0.02	9.48	(33.23)	1.58	1.25	†	1.25	†	0.49	†	4,058	66
05-31-08	19.62	(0.01)	(3.11)	(3.12)	—	2.27	—	2.27	14.23	(15.94)	1.46	1.25	†	1.25	†	(0.07	)†	12,619	139
05-31-07	18.71	(0.03)	2.61	2.58	—	1.67	—	1.67	19.62	14.48	1.33	1.25	†	1.25	†	(0.16	)†	16,698	93
05-31-06	16.45	(0.03)•	2.66	2.63	—	0.37	—	0.37	18.71	16.09	1.32	1.25		1.25		(0.17)		12,321	109

See Accompanying Notes to Financial Statements

20

FINANCIAL HIGHLIGHTS  (CONTINUED)

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Fund. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

*	Amount is less than $0.005 or more than $(0.005).
•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income (loss) ratio.

See Accompanying Notes to Financial Statements

21

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2010

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are fifteen separate active investment series that comprise the Company. The three series that are in this report are: ING Index Plus LargeCap Fund (“Index Plus LargeCap”), ING Index Plus MidCap Fund (“Index Plus MidCap”) and ING Index Plus SmallCap Fund (“Index Plus SmallCap”) (each a “Fund” and collectively, the “Funds” or “Index Plus Funds”).

Each Fund offers the following classes of shares: Class A, Class B, Class C, Class I, Class O and Class R shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Funds and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its average net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, transfer agency out-of-pocket expenses, and offering costs) are charged directly to that Fund. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees.

Class B shares of the Index Plus Funds are closed to new investments, provided that (1) Class B shares of the Index Plus Funds may be purchased through the reinvestment of dividends issued by each Fund; and (2) subject to the terms and conditions of relevant exchange privileges and if permitted under their respective prospectuses, Class B shares of Index Plus Funds may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

ING Investments, LLC (“ING Investments” or “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. ING Investments has engaged ING Investment Management Co. (“ING IM” or “Sub-Adviser”), a Connecticut corporation, to serve as the Sub-Adviser to the Funds. ING Funds Distributor, LLC (“IFD” or the “Distributor”) is the principal underwriter of the Funds. ING Investments, ING IM and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank’s core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep’s Debt/Equity ratio.

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan (“Restructuring Plan”) was submitted to the European Commission (“EC”), which approved it on November 18, 2009. ING Groep expects that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep represented that it will explore all options, including initial public offerings, sales or combinations thereof.

On December 21, 2009, ING Groep announced that it has completed its planned repurchase of EUR 5 billion of Core Tier 1 securities issued in November 2008 to the Dutch state and its EUR 7.5 billion rights issue.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean

22

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in open-end mutual funds are valued at net asset value. Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board of Directors (”Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Funds (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a

23

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included following the Portfolio of Investments. For the year ended May 31, 2010, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

24

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Risk Exposures and the use of Derivative Instruments. The Funds’ investment objectives permit the Funds to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

E. Futures Contracts. Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds’ assets are valued.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial

25

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds’ Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Funds’ Statements of Operations. Realized gains (losses) are reported in the Funds’ Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2010, the Funds have purchased futures contracts on various equity indexes to increase exposure to equity risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds’ securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended May 31, 2010, the Funds had average market values on futures contracts purchased as disclosed below:

Purchased
Index Plus LargeCap	$4,138,822
Index Plus MidCap	1,955,832
Index Plus SmallCap	1,152,654

F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G. Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of each Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.

H. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Securities Lending. Each Fund has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. A Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the funds and, therefore, cannot be estimated; however, management believes based on experience, the risk of loss from such claims is considered remote.

26

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2010 (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2010, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Index Plus LargeCap	$438,295,961	$523,512,419
Index Plus MidCap	228,057,249	253,572,357
Index Plus SmallCap	74,977,587	93,263,235

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement (“Management Agreement”) with ING Investments. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For each of the Index Plus Funds — 0.450% on the first $500 million, 0.425% on the next $250 million, 0.400% on the next $1.25 billion and 0.375% in excess of $2 billion.

The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

The Investment Adviser previously entered into a service agreement (“Service Agreement”) with ING Life Insurance and Annuity Company (“ILIAC”), an indirect, wholly-owned subsidiary of ING Groep, under which ILIAC provided various administrative and shareholder services to certain Class A and Class I shareholders of the Funds that purchased their shares through ILIAC. In exchange for these services, the Investment Adviser paid ILIAC a fee of up to 0.225% of the average daily net assets associated with those shares. The Service Agreement expired on January 1, 2010. For the period ended January 1, 2010, ILIAC received the following amounts which are included in the Statement of Operations:

	Class A	Class I
Index Plus LargeCap	$35,289	$30,210
Index Plus MidCap	8,656	11,315
Index Plus SmallCap	30,291	28,898

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the year ended May 31, 2010, the Investment Adviser for Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap waived $2,788, $1,911, and $956 of such management fees, respectively. These fees are not subject to recoupment.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of each Fund, except Class I, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O	Class R
Index Plus LargeCap	0.25%	1.00%	0.75%	0.25%	0.50%
Index Plus MidCap	0.25%	1.00%	0.75%	0.25%	0.50%
Index Plus SmallCap	0.25%	1.00%	0.75%	0.25%	0.50%

The Distributor also retains the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For

27

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2010 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

the year ended May 31, 2010, the Distributor retained the following amounts in sales charges:

	Class A Shares	Class C Shares
Initial Sales Charges:
Index Plus LargeCap	$4,794	N/A
Index Plus MidCap	2,724	N/A
Index Plus SmallCap	1,294	N/A
Contingent Deferred Sales Charges:
Index Plus LargeCap	—	$2,018
Index Plus MidCap	—	133
Index Plus SmallCap	—	16

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At May 31, 2010, the Funds had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Index Plus LargeCap	$109,738	$23,229	$166,854	$299,821
Index Plus MidCap	60,737	10,775	38,584	110,096
Index Plus SmallCap	13,497	4,599	17,323	35,419

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At May 31, 2010, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ILIAC — Index Plus MidCap (9.26%); Index Plus SmallCap (5.41%).

ING National Trust — Index Plus LargeCap (8.21%); Index Plus MidCap (20.52%); Index Plus SmallCap (13.52%).

Reliance Trust Company — Index Plus SmallCap (6.39%).

Shareholder Securities Corp — Index Plus LargeCap (16.23%); Index Plus MidCap (28.99%); Index Plus SmallCap (41.08%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2010, the following Fund had the following expenses included in Other Accrued Expense and Liabilities on the Statements of Assets and Liabilities that exceed 5% of total liabilities:

	Accrued Expense	Amount
Index Plus LargeCap	Transfer Agent	$147,041
	Postage	81,410

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

ING Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each of the Funds whereby the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class R
Index Plus LargeCap	0.95%	1.70%	1.45%	0.70%	0.95%	1.20%
Index Plus MidCap	1.00%	1.75%	1.50%	0.75%	1.00%	1.25%
Index Plus SmallCap	1.00%	1.75%	1.50%	0.75%	1.00%	1.25%

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of May 31, 2010, the cumulative amount of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	May 31,
	2011	2012	2013	Total
Index Plus LargeCap	$567,904	$576,970	$331,577	$1,476,451
Index Plus MidCap	406,101	234,460	117,040	757,601
Index Plus SmallCap	286,869	271,386	109,363	667,618

28

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2010 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, are a party to an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. Prior to December 16, 2009, the Funds to which the line of credit is available paid a commitment fee equal to 0.125% per annum on the daily unused portion of the committed line amount. On December 16, 2009, the Credit Agreement was amended so that the Funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds in this report utilized the line of credit during the year ended May 31, 2010:

	Days Utilized	Approximate Average Daily Balance for Days Utilized	Approximate Weighted Average Interest Rate for Days Utilized
Index Plus LargeCap	19	$1,484,211	1.20%
Index Plus MidCap	4	2,320,000	1.21
Index Plus SmallCap	1	3,420,000	1.17

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Plus LargeCap
Class A
05-31-10	3,125,156	—	96,501	(1,939,423)	1,282,234	39,952,234	—	1,248,886	(24,573,661)	16,627,459
05-31-09	747,578	1,618,739	103,507	(3,086,505)	(616,681)	8,628,553	17,474,412	1,137,612	(36,851,543)	(9,610,966)
Class B
05-31-10	14,873	—	75,034	(5,541,531)	(5,451,624)	180,182	—	977,210	(70,386,764)	(69,229,372)
05-31-09	—	17,619,703	37,136	(3,254,957)	14,401,882	—	191,160,768	404,552	(33,276,395)	158,288,925
Class C
05-31-10	40,819	—	16,049	(549,459)	(492,591)	515,342	—	208,831	(6,944,818)	(6,220,645)
05-31-09	67,966	2,086,906	10,327	(474,784)	1,690,415	737,821	22,635,363	113,399	(4,979,449)	18,507,134
Class I
05-31-10	190,046	—	21,209	(2,229,365)	(2,018,110)	2,370,041	—	275,752	(26,951,333)	(24,305,540)
05-31-09	892,279	—	80,266	(1,929,039)	(956,494)	10,566,861	—	886,382	(22,596,638)	(11,143,395)
Class O
05-31-10	519,474	—	4,278	(798,486)	(274,734)	6,571,125	—	55,445	(10,143,049)	(3,516,479)
05-31-09	928,323	—	28,687	(1,208,487)	(251,477)	10,690,982	—	316,392	(14,448,262)	(3,440,888)
Class R
05-31-10	107,840	—	7,918	(217,449)	(101,691)	1,364,329	—	102,004	(2,807,981)	(1,341,648)
05-31-09	116,716	—	12,912	(478,091)	(348,463)	1,311,089	—	141,209	(5,543,395)	(4,091,097)

29

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2010 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Plus MidCap
Class A
05-31-10	870,470	—	36,640	(1,581,680)	(674,570)	10,198,280	—	423,427	(17,999,737)	(7,378,030)
05-31-09	1,060,691	—	54,682	(2,928,300)	(1,812,927)	10,970,162	—	481,076	(29,692,907)	(18,241,669)
Class B
05-31-10	13,995	—	484	(317,374)	(302,895)	145,727	—	5,340	(3,419,963)	(3,268,896)
05-31-09	—	—	41	(538,968)	(538,927)	—	—	351	(5,309,671)	(5,309,320)
Class C
05-31-10	24,316	—	1,578	(177,130)	(151,236)	277,313	—	17,640	(1,898,618)	(1,603,665)
05-31-09	38,657	—	991	(340,259)	(300,611)	384,872	—	8,675	(3,349,907)	(2,956,360)
Class I
05-31-10	325,893	—	16,539	(1,221,427)	(878,995)	3,812,516	—	193,882	(13,545,435)	(9,539,037)
05-31-09	732,625	—	41,053	(1,292,191)	(518,513)	7,332,789	—	366,061	(13,166,026)	(5,467,176)
Class O
05-31-10	410,556	—	1,813	(678,396)	(266,027)	4,747,050	—	21,019	(7,809,797)	(3,041,728)
05-31-09	741,841	—	5,688	(1,090,386)	(342,857)	7,736,889	—	50,150	(11,355,402)	(3,568,363)
Class R
05-31-10	253,324	—	3,876	(386,334)	(129,134)	2,974,278	—	44,562	(4,483,216)	(1,464,376)
05-31-09	251,420	—	4,605	(1,001,252)	(745,227)	2,848,983	—	40,258	(10,326,290)	(7,437,049)
Index Plus SmallCap
Class A
05-31-10	321,796	—	4,404	(757,069)	(430,869)	3,695,357	—	50,916	(8,577,296)	(4,831,023)
05-31-09	311,052	—	17,080	(1,308,662)	(980,530)	3,335,041	—	158,207	(14,770,186)	(11,276,938)
Class B
05-31-10	8,050	—	—	(99,004)	(90,954)	84,977	—	—	(1,035,730)	(950,753)
05-31-09	—	—	—	(230,219)	(230,219)	—	—	—	(2,219,895)	(2,219,895)
Class C
05-31-10	9,971	—	—	(106,358)	(96,387)	105,385	—	—	(1,153,936)	(1,048,551)
05-31-09	20,434	—	279	(130,193)	(109,480)	208,349	—	2,443	(1,287,491)	(1,076,699)
Class I
05-31-10	66,561	—	2,431	(910,359)	(841,367)	761,821	—	28,958	(10,407,939)	(9,617,160)
05-31-09	393,040	—	16,834	(859,518)	(449,644)	4,127,216	—	160,765	(8,809,200)	(4,521,219)
Class O
05-31-10	263,464	—	411	(427,909)	(164,034)	3,085,042	—	4,792	(5,065,887)	(1,976,053)
05-31-09	497,903	—	2,575	(533,413)	(32,935)	5,287,603	—	24,113	(5,741,063)	(429,347)
Class R
05-31-10	99,709	—	402	(105,899)	(5,788)	1,208,150	—	4,615	(1,236,046)	(23,281)
05-31-09	116,934	—	1,138	(576,818)	(458,746)	1,208,928	—	10,483	(6,741,514)	(5,522,103)

30

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2010 (CONTINUED)

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds may lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund (“BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of May 31, 2010, the BICR Fund held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”) in a separate sleeve designated as Series B. The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Funds agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by the BICR Fund, Series B. Under the terms of the Capital Support Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Funds) and subject, in part, to the Funds’ continued participation in the BNY securities lending program through September 15, 2011. At

September 15, 2011, if the Funds have complied with the requirements under Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Funds will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Fund’s investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Appreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At May 31, 2010, the following Funds had securities on loan with the following market values:

	Value of Securities Loaned	Cash Collateral Received*
Index Plus LargeCap	$657,093	$680,490
Index Plus MidCap	2,421,491	2,514,339
Index Plus SmallCap	4,280,186	4,468,881

*	Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Funds’ Portfolios of Investments.

31

NOTE 12 — REORGANIZATIONS

On November 9, 2008, Index Plus LargeCap (“Acquiring Fund”) acquired the assets and certain liabilities of ING Index Plus LargeCap Equity Fund, ING Index Plus LargeCap Equity Fund II, ING Index Plus LargeCap Equity Fund III, ING Index Plus LargeCap Equity Fund IV, ING Index Plus LargeCap Equity Fund V, ING Index Plus LargeCap Equity Fund VI, and ING Index Plus LargeCap Equity Fund VII, also listed below (“each an Acquired Fund”) in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to the plan of reorganization approved by the Acquired Funds’ shareholders. The number and value of shares issued by the Acquiring Fund is presented in Note 10 — Capital Shares. Net assets and unrealized depreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Fund Unrealized Depreciation (000s)	Conversion Ratio
Index Plus LargeCap	ING Index Plus LargeCap Equity Fund	$17,407	$178,732	$(6,533)	$(2,924)	0.61
	ING Index Plus LargeCap Equity Fund II	24,719	178,732	(29,242)	(4,043)	0.56
	ING Index Plus LargeCap Equity Fund III	21,580	178,732	(17,191)	(3,268)	0.54
	ING Index Plus LargeCap Equity Fund IV	46,552	178,732	(2,972)	(4,418)	0.50
	ING Index Plus LargeCap Equity Fund V	47,085	178,732	(11,733)	(14,458)	0.61
	ING Index Plus LargeCap Equity Fund VI	49,397	178,732	(12,322)	(16,825)	0.58
	ING Index Plus LargeCap Equity Fund VII	24,531	178,732	(5,569)	(7,230)	0.63
The net assets of Index Plus LargeCap after the acquisition was $410,480,640.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2010 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of May 31, 2010:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Index Plus LargeCap	$(14,134,221)	$(27,543)	$14,161,764
Index Plus MidCap	—	(182,404)	182,404
Index Plus SmallCap	(21,496)	(44,707)	66,203

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2010	Year Ended May 31, 2009
	Ordinary Income	Ordinary Income
Index Plus LargeCap	$3,981,022	$3,785,055
Index Plus MidCap	1,055,149	1,300,617
Index Plus SmallCap	168,331	527,383

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2010 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Expiration Dates
Index Plus LargeCap	$1,171,381	$30,913,047	$(47,589,111)	2016
			(19,435,832)	2017
			(65,935,693)	2018

			$(132,960,636)*

Index Plus MidCap	49,660	15,800,268	(19,089,445)	2017
			(25,550,828)	2018

			$(44,640,273)

Index Plus SmallCap	—	7,800,104	(463,445)	2016
			(4,637,260)	2017
			(16,080,029)	2018

			$(21,180,734)

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2005.

As of May 31, 2010, no provisions for income tax would be required in the Funds’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — SUBSEQUENT EVENTS

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

32

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2010

Shares			Value

COMMON STOCK: 97.4%
Consumer Discretionary: 10.6%
9,400	@	Amazon.com, Inc.	$1,179,324
1,600	@	Autozone, Inc.	305,408
50,500		Best Buy Co., Inc.	2,133,625
13,200		Coach, Inc.	542,652
84,152		Comcast Corp. – Class A	1,522,310
2,700		D.R. Horton, Inc.	32,913
71,080	@	DIRECTV	2,679,005
5,300	@	Discovery Communications, Inc. - Class A	199,598
7,800		Expedia, Inc.	168,168
172,100	@	Ford Motor Co.	2,018,733
3,000	@	GameStop Corp.	68,370
15,900		Gannett Co., Inc.	247,086
57,280		Gap, Inc.	1,248,704
31,900		H&R Block, Inc.	512,952
17,500		Harley-Davidson, Inc.	528,675
16,900		Home Depot, Inc.	572,234
11,200		Johnson Controls, Inc.	319,536
17,100	@	Kohl’s Corp.	867,825
10,600		Lennar Corp.	183,380
44,500		Limited Brands, Inc.	1,106,270
9,500		Macy’s, Inc.	210,995
16,500		Marriott International, Inc.	551,925
12,000		Mattel, Inc.	259,920
20,600		McDonald’s Corp.	1,377,522
12,100		McGraw-Hill Cos., Inc.	336,380
16,000	@	New York Times Co.	148,480
165,100		News Corp. - Class A	2,179,320
2,300	@	Priceline.com, Inc.	439,668
10,707	@	Pulte Homes, Inc.	119,276
19,800		Ross Stores, Inc.	1,037,520
4,100	@, L	Sears Holding Corp.	361,046
3,300		Stanley Black & Decker, Inc.	184,107
15,600		Staples, Inc.	335,712
25,700		Starbucks Corp.	665,373
15,400		Starwood Hotels & Resorts Worldwide, Inc.	712,250
50,469		Target Corp.	2,752,075
16,100		Time Warner Cable, Inc.	881,153
37,500		Time Warner, Inc.	1,162,125
17,300		TJX Cos., Inc.	786,458
7,400	@	Urban Outfitters, Inc.	268,620
4,600		VF Corp.	355,810
43,700	@	Viacom - Class B	1,468,757
26,300		Walt Disney Co.	878,946
400		Washington Post	186,292
2,200		Whirlpool Corp.	229,768
4,900		Wynn Resorts Ltd.	411,012

			34,737,278

Consumer Staples: 11.2%
132,700		Altria Group, Inc.	2,692,483
24,302		Archer-Daniels-Midland Co.	614,112
24,300		Avon Products, Inc.	643,707
9,981		Brown-Forman Corp.	553,546
46,787		Coca-Cola Co.	2,404,852
93,400		ConAgra Foods, Inc.	2,258,412
20,400		CVS Caremark Corp.	706,452
43,319		Kimberly-Clark Corp.	2,629,463
16,800		Kraft Foods, Inc.	480,480
40,800		Kroger Co.	821,304

Shares			Value
Consumer Staples: (continued)
2,800		Lorillard, Inc.	$200,172
14,500		Molson Coors Brewing Co.	595,080
51,000		PepsiCo, Inc.	3,207,390
58,755		Philip Morris International, Inc.	2,592,271
110,610		Procter & Gamble Co.	6,757,165
20,947		Reynolds American, Inc.	1,092,177
211,000		Sara Lee Corp.	2,989,870
48,100		Walgreen Co.	1,541,124
78,436		Wal-Mart Stores, Inc.	3,965,724
4,800	@	Whole Foods Market, Inc.	194,064

			36,939,848

Energy: 10.6%
29,600		Anadarko Petroleum Corp.	1,548,968
4,800		Apache Corp.	429,792
5,100		Chesapeake Energy Corp.	113,934
81,427		Chevron Corp.	6,015,012
42,100		ConocoPhillips	2,183,306
5,600		Consol Energy, Inc.	204,288
53,400	@, L	Denbury Resources, Inc.	878,430
7,400		Devon Energy Corp.	472,490
5,700		EOG Resources, Inc.	597,588
147,980		ExxonMobil Corp.	8,946,871
8,200		Halliburton Co.	203,606
15,700		Hess Corp.	835,240
8,100		Murphy Oil Corp.	432,378
85,300	@	Nabors Industries Ltd.	1,623,259
50,803		National Oilwell Varco, Inc.	1,937,118
15,500		Occidental Petroleum Corp.	1,278,905
15,700		Peabody Energy Corp.	611,672
28,400	@	Rowan Cos., Inc.	703,184
32,600		Schlumberger Ltd.	1,830,490
8,700		Smith International, Inc.	326,772
10,500	@	Southwestern Energy Co.	394,905
7,800		Spectra Energy Corp.	156,078
117,400		Williams Cos., Inc.	2,318,650
20,600		XTO Energy, Inc.	880,444

			34,923,380

Financials: 14.5%
28,422		Aflac, Inc.	1,259,095
70,200		American Express Co.	2,798,874
5,300	@, L	American International Group, Inc.	187,514
7,800		Ameriprise Financial, Inc.	310,362
1,900		Assurant, Inc.	65,930
288,543		Bank of America Corp.	4,541,667
26,600		Bank of New York Mellon Corp.	723,520
12,100		BB&T Corp.	365,904
45,700	@	Berkshire Hathaway, Inc.	3,224,135
8,800		Capital One Financial Corp.	363,440
29,900	@	CB Richard Ellis Group, Inc.	473,317
101,100		Charles Schwab Corp.	1,651,974
1,300		Chubb Corp.	65,312
538,500	@	Citigroup, Inc.	2,132,460
4,995		CME Group, Inc.	1,581,667
383,800	@	E*Trade Financial Corp.	568,024
33,911		Fifth Third Bancorp.	440,504
10,979		Goldman Sachs Group, Inc.	1,583,831
5,226		Hudson City Bancorp., Inc.	65,900
192,300		Huntington Bancshares, Inc.	1,184,568
3,400	@	IntercontinentalExchange, Inc.	394,842

See Accompanying Notes to Financial Statements

33

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2010 (CONTINUED)

Shares			Value
Financials: (continued)
127,253		JP Morgan Chase & Co.	$5,036,674
13,600		Loews Corp.	442,136
4,100		Metlife, Inc.	166,009
30,600		Moody’s Corp.	627,300
31,700		Morgan Stanley	859,387
3,750	@	Nasdaq Stock Market, Inc.	69,713
23,400		NYSE Euronext	670,878
24,900		PNC Financial Services Group, Inc.	1,562,475
102,500		Progressive Corp.	2,007,975
20,000		Prudential Financial, Inc.	1,154,200
187,900		Regions Financial Corp.	1,433,677
22,218		State Street Corp.	848,061
9,200		SunTrust Bank	247,940
3,300		T. Rowe Price Group, Inc.	163,416
28,334		Travelers Cos., Inc.	1,401,683
15,872		UnumProvident Corp.	366,643
47,562		US Bancorp.	1,139,586
194,804		Wells Fargo & Co.	5,588,927

			47,769,520

Health Care: 11.7%
92,758		Abbott Laboratories	4,411,570
48,526		AmerisourceBergen Corp.	1,517,893
52,072	@	Amgen, Inc.	2,696,288
23,400		Baxter International, Inc.	988,182
5,300		Becton Dickinson & Co.	377,890
8,500	@	Biogen Idec, Inc.	403,155
52,400	@	Boston Scientific Corp.	317,020
34,400		Bristol-Myers Squibb Co.	798,424
72,100		Cardinal Health, Inc.	2,486,729
25,900	@	CareFusion Corp.	658,378
4,400	@	Celgene Corp.	232,144
10,500	@	Cephalon, Inc.	618,030
16,900		Eli Lilly & Co.	554,151
6,600	@	Express Scripts, Inc.	663,960
28,900	@	Forest Laboratories, Inc.	747,932
13,500	@	Genzyme Corp.	656,775
12,300	@	Gilead Sciences, Inc.	441,816
9,400	@	Hospira, Inc.	489,364
9,085	@	Humana, Inc.	418,364
600	@	Intuitive Surgical, Inc.	193,662
74,299		Johnson & Johnson	4,331,632
21,068		McKesson Corp.	1,474,760
21,100	@	Medco Health Solutions, Inc.	1,216,415
11,200		Medtronic, Inc.	438,816
82,858		Merck & Co., Inc.	2,791,486
11,900	@	Mylan Laboratories	231,336
220,838		Pfizer, Inc.	3,363,363
43,242	@	Thermo Fisher Scientific, Inc.	2,251,179
50,005		UnitedHealth Group, Inc.	1,453,645
23,500	@	WellPoint, Inc.	1,205,550

			38,429,909

Industrials: 10.4%
30,400		3M Co.	2,411,024
7,300	L	Boeing Co.	468,514
5,800		Caterpillar, Inc.	352,408
6,500		Cintas Corp.	169,000
3,400		CSX Corp.	177,650
3,000		Deere & Co.	173,040
15,480		Dover Corp.	694,897
28,500		Eaton Corp.	1,993,575

Shares			Value
Industrials: (continued)
84,006		Emerson Electric Co.	$3,901,239
12,900		FedEx Corp.	1,077,021
3,700		Fluor Corp.	173,604
2,400		General Dynamics Corp.	162,960
290,874		General Electric Co.	4,755,790
37,000		Honeywell International, Inc.	1,582,490
43,967		ITT Corp.	2,122,727
42,500	@	Jacobs Engineering Group, Inc.	1,774,800
3,900		L-3 Communications Holdings, Inc.	322,257
34,571		Lockheed Martin Corp.	2,762,914
11,400		Masco Corp.	152,190
8,500		Northrop Grumman Corp.	514,165
780		Pitney Bowes, Inc.	17,659
36,850		Raytheon Co.	1,931,309
6,300		Robert Half International, Inc.	159,327
20,500		RR Donnelley & Sons Co.	392,780
4,400		Ryder System, Inc.	197,736
7,700		Textron, Inc.	159,159
6,200		Union Pacific Corp.	442,866
77,943		United Technologies Corp.	5,251,799

			34,294,900

Information Technology: 18.6%
9,300		Altera Corp.	219,201
7,100		Amphenol Corp.	301,040
22,900		Analog Devices, Inc.	667,993
30,066	@	Apple, Inc.	7,731,773
30,300		Broadcom Corp.	1,045,956
78,958		CA, Inc.	1,598,900
184,480	@	Cisco Systems, Inc.	4,272,557
16,500		Corning, Inc.	287,595
120,000	@	Dell, Inc.	1,599,600
36,775	@	eBay, Inc.	787,353
123,520	@	EMC Corp.	2,299,942
7,410	@	Google, Inc. - Class A	3,595,184
15,418		Harris Corp.	723,258
119,184	S	Hewlett-Packard Co.	5,483,656
116,956		Intel Corp.	2,505,198
63,969		International Business Machines Corp.	8,012,757
5,000	@	Intuit, Inc.	178,700
3,100		Mastercard, Inc.	625,487
23,700	@	Micron Technology, Inc.	215,433
306,374		Microsoft Corp.	7,904,442
23,900	@	Motorola, Inc.	163,715
176,163		Oracle Corp.	3,975,999
36,801		Qualcomm, Inc.	1,308,644
3,100	@	Salesforce.com, Inc.	268,243
7,700	@	Sandisk Corp.	358,974
10,800	@	Symantec Corp.	153,036
37,400		Texas Instruments, Inc.	913,308
6,900		Total System Services, Inc.	100,740
10,400		Visa, Inc.	753,584
40,900		Western Union Co.	652,764
65,200		Xerox Corp.	607,012
68,900		Xilinx, Inc.	1,684,605
24,000	@	Yahoo!, Inc.	368,160

			61,364,809

Materials: 3.4%
17,800		Alcoa, Inc.	207,192
28,945		Bemis Co.	830,143

See Accompanying Notes to Financial Statements

34

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2010 (CONTINUED)

Shares			Value

Materials: (continued)
15,500		Dow Chemical Co.	$417,105
5,500		Eastman Chemical Co.	332,145
13,000		Ecolab, Inc.	613,990
63,300		EI Du Pont de Nemours & Co.	2,289,561
30,500		Freeport-McMoRan Copper & Gold, Inc.	2,136,525
52,239		International Paper Co.	1,213,512
200		MeadWestvaco Corp.	4,780
17,100		Monsanto Co.	869,877
13,000		Newmont Mining Corp.	699,660
3,900		Nucor Corp.	167,895
7,600		PPG Industries, Inc.	486,932
17,200		Vulcan Materials Co.	868,256

			11,137,573

Telecommunication Services: 2.8%
250,583		AT&T, Inc.	6,089,167
114,900	@	Sprint Nextel Corp.	589,437
93,494		Verizon Communications, Inc.	2,572,955

			9,251,559

Utilities: 3.6%
5,300		American Electric Power Co., Inc.	169,388
12,200		CenterPoint Energy, Inc.	166,164
29,800		Constellation Energy Group, Inc.	1,054,324
24,400		Dominion Resources, Inc.	950,624
34,217		DTE Energy Co.	1,557,216
28,100		Duke Energy Corp.	448,476
3,400		Entergy Corp.	255,238
10,600		EQT Corp.	415,414
19,800		Exelon Corp.	764,280
18,400		FirstEnergy Corp.	647,864
13,800		FPL Group, Inc.	689,034
13,854		Integrys Energy Group, Inc.	626,478
12,566		Nicor, Inc.	507,792
11,000		NiSource, Inc.	164,560
33,400	@	NRG Energy, Inc.	779,890
6,100		PPL Corp.	157,441
12,900		Public Service Enterprise Group, Inc.	395,127
16,800		Questar Corp.	753,648
26,479		Sempra Energy	1,218,034

			11,720,992

		Total Common Stock (Cost $276,987,428)	320,569,768

REAL ESTATE INVESTMENT TRUSTS: 1.4%
Financials: 1.4%
4,500		AvalonBay Communities, Inc.	441,270
2,000		HCP, Inc.	63,720
9,300		Plum Creek Timber Co., Inc.	325,686
12,400		Prologis	141,112
15,050		Public Storage, Inc.	1,394,985
25,918		Simon Property Group, Inc.	2,203,808

		Total Real Estate Investment Trusts (Cost $3,524,512)	4,570,581

		Total Long-Term Investments (Cost $280,511,940)	325,140,349

Shares		Value
SHORT-TERM INVESTMENTS: 1.3%
Affiliated Mutual Fund: 1.1%
3,540,000	ING Institutional Prime Money Market Fund - Class I	$3,540,000

	Total Mutual Fund (Cost $3,540,000)	3,540,000

Securities Lending Collateralcc: 0.2%
386,354		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A (1)		386,354
294,136	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B (1)(2)		235,309

		Total Securities Lending Collateral (Cost $680,490)		621,663

		Total Short-Term Investments (Cost $4,220,490)		4,161,663

		Total Investments in Securities (Cost $284,732,430)*	100.1%	$329,302,012
		Other Assets and Liabilities - Net	(0.1)	(323,277)

		Net Assets	100.0%	$328,978,735

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at May 31, 2010.
*	Cost for federal income tax purposes is $298,388,965.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$52,747,682
Gross Unrealized Depreciation	(21,834,635)

Net Unrealized Appreciation	$30,913,047

See Accompanying Notes to Financial Statements

35

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2010 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2010 in valuing the Fund's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2010
Asset Table
Investments, at value
Common Stock*	$320,569,768	$—	$—	$320,569,768
Real Estate Investment Trusts	4,570,581	—	—	4,570,581
Short-Term Investments	3,926,354	—	235,309	4,161,663

Total Investments, at value	$329,066,703	$—	$235,309	$329,302,012

Other Financial Instruments+:
Futures	27,646	—	—	27,646

Total Assets	$329,094,349	$—	$235,309	$329,329,658

Liabilities Table
Other Financial Instruments+:

Futures	(155,498)	—	—	(155,498)

Total Liabilities	$(155,498)	$—	$—	$(155,498)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended May 31, 2010:

	Beginning Balance 5/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 5/31/2010
Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$235,309	$—	$235,309

Total Investments, at value	$—	$—	$—	$—	$—	$—	$235,309	$—	$235,309

As of May 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

36

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2010 (CONTINUED)

ING Index Plus LargeCap Fund Open Futures Contracts on May 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	51	06/18/10	$2,775,675	$(155,498)
S&P 500 E-Mini	31	09/17/10	1,680,510	27,646

			$4,456,185	$(127,852)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of May 31, 2010 was as follows:

Asset Derivatives

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value at May 31, 2010	Fair Value at May 31, 2009
Equity contracts	Net Assets - Unrealized appreciation*	$27,646	$248,435

Total Asset Derivatives		$27,646	$248,435

Liability Derivatives

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value at May 31, 2010	Fair Value at May 31, 2009
Equity contracts	Net Assets - Unrealized depreciation*	$155,498	$—

Total Liability Derivatives		$155,498	$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments not accounted for as hedging instruments under FASB ASC 815 on the Fund’s Statement of Operations for the years ended May 31, 2010 and May 31, 2009 were as follows:

		Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Operations	Year ended May 31, 2010	Year Ended May 31, 2009
Equity contracts	Futures	$1,339,166	$(614,587)

Total		$1,339,166	$(614,587)

		Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Operations	Year ended May 31, 2010	Year Ended May 31, 2009
Equity contracts	Futures	$(376,287)	$155,487

Total		$(376,287)	$155,487

See Accompanying Notes to Financial Statements

37

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2010

Shares			Value

COMMON STOCK: 91.7%
Consumer Discretionary: 15.4%
20,143	@	99 Cents Only Stores	$307,785
25,000		Aaron Rents, Inc.	499,500
27,351		Advance Auto Parts, Inc.	1,415,688
25,960	@	Aeropostale, Inc.	719,352
16,400		American Eagle Outfitters	214,840
10,154		American Greetings Corp.	239,431
10,586	@	AnnTaylor Stores Corp.	229,187
5,553	@	Bally Technologies, Inc.	236,003
11,587	L	Barnes & Noble, Inc.	234,405
422		Bob Evans Farms, Inc.	12,255
17,124	@	BorgWarner, Inc.	638,040
35,916		Brinker International, Inc.	638,586
15,139	@	Career Education Corp.	423,892
25,916	@	Carmax, Inc.	563,155
53,774		Chico’s FAS, Inc.	657,656
5,403	@	Chipotle Mexican Grill, Inc.	768,739
18,151	@	Collective Brands, Inc.	406,219
23,249	@, L	Corinthian Colleges, Inc.	311,304
68	@	Dick’s Sporting Goods, Inc.	1,939
24,156	@	Dollar Tree, Inc.	1,511,924
20,095	@	Dress Barn, Inc.	550,402
16,572	@	Fossil, Inc.	621,450
18,684		Gentex Corp.	367,701
3,239		Guess ?, Inc.	123,050
7,300	@	Hanesbrands, Inc.	199,144
16,734		Harte-Hanks, Inc.	228,586
5,944		International Speedway Corp.	165,778
4,992	@, L	ITT Educational Services, Inc.	503,892
5,489	@	J Crew Group, Inc.	250,518
11,804		John Wiley & Sons, Inc.	467,438
38,664	L	KB Home	559,855
8,621	@	Lamar Advertising Co.	254,061
17,530		MDC Holdings, Inc.	550,091
7,030	@	Mohawk Industries, Inc.	394,805
6,705	@, L	NetFlix, Inc.	745,261
1,390	@	NVR, Inc.	952,539
33,173		Petsmart, Inc.	1,053,574
6,447		Phillips-Van Heusen	352,844
8,701		Regis Corp.	160,011
8,069	@	Rent-A-Center, Inc.	195,431
12,713		Ryland Group, Inc.	236,462
32,475	@, L	Saks, Inc.	298,121
218		Scholastic Corp.	5,701
65,682		Service Corp. International	560,924
8,373		Sotheby’s	272,123
19,357	@	Timberland Co.	371,848
13,700	@	Toll Brothers, Inc.	288,659
12,881		Tupperware Corp.	547,314
15,774	@	Warnaco Group, Inc.	671,815
169,995		Wendy’s/Arby’s Group, Inc. - Class A	766,677
14,018		Williams-Sonoma, Inc.	418,858
9,284	@	WMS Industries, Inc.	430,128

			23,594,961

Consumer Staples: 3.3%
6,801		Church & Dwight Co., Inc.	447,574
20,033	@	Energizer Holdings, Inc.	1,125,654
17,406	@	Green Mountain Coffee Roasters, Inc.	411,652
11,426	@	Hansen Natural Corp.	446,185
6,303		Lancaster Colony Corp.	344,522
14,869	@	NBTY, Inc.	509,115
19,846	@	Ralcorp Holdings, Inc.	1,192,149
11,618	@	Smithfield Foods, Inc.	200,294
3,286		Tootsie Roll Industries, Inc.	82,281
8,644		Universal Corp.	353,280

			5,112,706

Shares			Value

Energy: 5.6%
15,124		Arch Coal, Inc.	$325,922
11,418	@	Atwood Oceanics, Inc.	309,999
23,936	@	Bill Barrett Corp.	779,356
10,228		Cimarex Energy Co.	751,553
19,561	@	Exterran Holdings, Inc.	498,806
25,177	@	Forest Oil Corp.	670,715
22,699	@	Helix Energy Solutions Group, Inc.	247,192
18,427	@	Mariner Energy, Inc.	393,969
16,360	@	Newfield Exploration Co.	851,702
18,593	@	Oceaneering International, Inc.	860,298
16,599	@, L	Patriot Coal Corp.	276,705
14,926	@	Plains Exploration & Production Co.	329,865
19,566	@	Quicksilver Resources, Inc.	238,901
37,611		Southern Union Co.	818,791
16,468		Tidewater, Inc.	688,527
11,545	@	Unit Corp.	472,075

			8,514,376

Financials: 12.7%
14,193	@	Affiliated Managers Group, Inc.	1,016,928
29,301		American Financial Group, Inc.	817,498
10,989	@	AmeriCredit Corp.	237,582
16,478		Apollo Investment Corp.	171,866
5,781		Arthur J. Gallagher & Co.	142,733
33,914		Bancorpsouth, Inc.	657,592
11,800		Brown & Brown, Inc.	231,280
22,175		Commerce Bancshares, Inc.	824,245
22,934		Cullen/Frost Bankers, Inc.	1,258,618
16,723		Eaton Vance Corp.	499,850
10,970		Everest Re Group Ltd.	797,300
90,164		Fulton Financial Corp.	897,132
20,580		Hanover Insurance Group, Inc.	895,230
42,707		HCC Insurance Holdings, Inc.	1,070,664
20,864		International Bancshares Corp.	412,064
13,486		Jefferies Group, Inc.	314,628
3,720		Jones Lang LaSalle, Inc.	277,586
18,571	@	MSCI, Inc. - Class A	550,630
89,013		New York Community Bancorp., Inc.	1,428,659
53,276		NewAlliance Bancshares, Inc.	627,059
63		Old Republic International Corp.	873
20,369		Prosperity Bancshares, Inc.	734,099
26,882		Protective Life Corp.	578,501
31,487		Raymond James Financial, Inc.	890,137
12,342		Reinsurance Group of America, Inc.	579,704
14,533		SEI Investments Co.	306,501
10,463		Stancorp Financial Group, Inc.	447,712
172,437	S	Synovus Financial Corp.	510,414
14,945		Transatlantic Holdings, Inc.	702,863
20,600		Trustmark Corp.	460,822
9,957		Unitrin, Inc.	265,752
12,200		Waddell & Reed Financial, Inc.	327,082
10,511		Westamerica Bancorp.	585,147

			19,518,751

Health Care: 12.4%
7,404		Beckman Coulter, Inc.	425,286
3,860	@	Bio-Rad Laboratories, Inc.	361,180
24,072	@	Community Health Systems, Inc.	938,327
6,461	@	Covance, Inc.	340,882
21,746	@	Edwards Lifesciences Corp.	1,098,825
21,446	@	Endo Pharmaceuticals Holdings, Inc.	449,079
17,232	@	Health Management Associates, Inc.	160,258
24,657	@	Health Net, Inc.	607,795
9,883	@	Henry Schein, Inc.	557,500
10,521		Hill-Rom Holdings, Inc.	293,325
66,608	@	Hologic, Inc.	992,459
9,294	@	Idexx Laboratories, Inc.	587,753
16,976	@	Immucor, Inc.	333,409
6,555	@	Kindred Healthcare, Inc.	101,668

See Accompanying Notes to Financial Statements

38

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2010 (CONTINUED)

Shares			Value

Health Care: (continued)
17,621	@	Kinetic Concepts, Inc.	$729,509
7,100	@	LifePoint Hospitals, Inc.	251,979
22,660	@	Lincare Holdings, Inc.	1,060,941
21,875		Medicis Pharmaceutical Corp.	507,281
4,536	@	Mettler Toledo International, Inc.	519,508
31,411		Omnicare, Inc.	788,730
8,375	@	OSI Pharmaceuticals, Inc.	480,558
19,089		Perrigo Co.	1,134,077
14,144		Pharmaceutical Product Development, Inc.	379,625
14,763	@	Resmed, Inc.	928,445
24,310		Steris Corp.	773,787
3,776		Techne Corp.	228,637
13,353	@	Thoratec Corp.	585,796
42	@	United Therapeutics Corp.	2,151
10,793		Universal Health Services, Inc.	457,407
23,756	@	Valeant Pharmaceuticals International	1,104,179
44,200	@	Vertex Pharmaceuticals, Inc.	1,528,878
12,291	@	WellCare Health Plans, Inc.	335,053

			19,044,287

Industrials: 14.4%
30,925	@	Airtran Holdings, Inc.	174,417
6,743	@	Alaska Air Group, Inc.	314,898
9,400		Ametek, Inc.	381,640
9,607	@	BE Aerospace, Inc.	260,542
14,604		Bucyrus International, Inc.	782,190
19,150		Carlisle Cos., Inc.	744,744
4,864	@	Clean Harbors, Inc.	308,329
8,177		Con-way, Inc.	278,182
8,245	@	Copart, Inc.	295,996
10,092	@	Corrections Corp. of America	200,831
18,587		Crane Co.	604,635
25,466		Donaldson Co., Inc.	1,098,858
15,576	@	FTI Consulting, Inc.	666,030
20,033		Harsco Corp.	545,098
12,553		Hubbell, Inc.	535,385
27,100		IDEX Corp.	827,634
18,202		JB Hunt Transport Services, Inc.	628,515
21,805		Joy Global, Inc.	1,112,055
16,782	@	Kansas City Southern	640,569
23,054		KBR, Inc.	506,727
18,977		Landstar System, Inc.	795,895
8,200		Lincoln Electric Holdings, Inc.	457,560
11,196		Manpower, Inc.	511,769
15,100	@	Navigant Consulting, Inc.	183,012
10,200		Nordson Corp.	679,626
21,300	@	Oshkosh Truck Corp.	756,789
29,047		Pentair, Inc.	998,055
9,692		Regal-Beloit Corp.	584,331
12,851		Rollins, Inc.	273,212
21,693	@	Shaw Group, Inc.	739,948
13,265		SPX Corp.	783,962
10,903	@	Terex Corp.	237,249
12,401	@	Thomas & Betts Corp.	475,454
23,966		Timken Co.	689,981
15,700		Towers Watson & Co.	722,200
13,349	@	United Rentals, Inc.	162,190
18,071	@	URS Corp.	805,605
8,347		Valmont Industries, Inc.	661,249
3,199		Wabtec Corp.	138,677
16,222		Woodward Governor Co.	465,571

			22,029,610

Shares			Value

Information Technology: 14.5%
85	@	ACI Worldwide, Inc.	$1,624
6,069	@	Alliance Data Systems Corp.	428,836
10,747	@	Ansys, Inc.	469,966
10,295	@	AOL, Inc.	212,386
23,060	@	Arrow Electronics, Inc.	629,077
64,123	@	Atmel Corp.	327,348
33,671	@	Avnet, Inc.	967,031
53,575		Broadridge Financial Solutions ADR	1,024,354
62,468	@	Cadence Design Systems, Inc.	418,536
26,020	@	Ciena Corp.	405,131
21,967	@	CommScope, Inc.	619,469
33,732	@	Convergys Corp.	368,353
16,283	@	Cree, Inc.	1,080,703
21,735		Diebold, Inc.	629,880
14,213	@	Digital River, Inc.	391,426
12,443		DST Systems, Inc.	476,816
4,676	@	Equinix, Inc.	430,239
12,502	@	F5 Networks, Inc.	879,266
7,255	L	Fair Isaac Corp.	168,316
35,417	@	Fairchild Semiconductor International, Inc.	354,170
30,530	S	Global Payments, Inc.	1,288,061
6,906	@	Hewitt Associates, Inc.	257,249
8,832	@	Informatica Corp.	227,866
52,462	@	Ingram Micro, Inc.	889,756
42,300	@	Integrated Device Technology, Inc.	247,032
33,600		Intersil Corp.	447,216
2,537	@	Itron, Inc.	169,116
19,850		Lender Processing Services, Inc.	673,709
27,430	@	Micros Systems, Inc.	938,106
25,475	@	NeuStar, Inc.	544,910
67,672	@, L	Palm, Inc.	385,730
16,444		Plantronics, Inc.	492,333
7,839	@	Polycom, Inc.	235,405
45,043	@	Quest Software, Inc.	871,807
127,324	@	RF Micro Devices, Inc.	611,155
9,524	@	Rovi Corp.	355,626
39,388	@	Semtech Corp.	693,623
8,900		Solera Holdings, Inc.	308,652
13,392	@	Sybase, Inc.	861,507
11,479	@	Tech Data Corp.	466,621
3,739	@	Trimble Navigation Ltd.	107,421
24,981	@	Valueclick, Inc.	290,529
61,557	@	Vishay Intertechnology, Inc.	557,091

			22,203,448

Materials: 6.8%
12,900		Aptargroup, Inc.	514,194
15,052		Ashland, Inc.	806,938
5,400		Carpenter Technology Corp.	210,114
7,598		Cytec Industries, Inc.	324,663
14,250	@	Louisiana-Pacific Corp.	121,125
16,600		Lubrizol Corp.	1,470,262
5,556	L	Martin Marietta Materials, Inc.	517,986
4,700		Minerals Technologies, Inc.	251,215
7,347		Olin Corp.	140,842
21,225		Packaging Corp. of America	469,922
15,334		Reliance Steel & Aluminum Co.	703,984
48,406		RPM International, Inc.	958,923
23,258		Silgan Holdings, Inc.	663,551
29,714		Sonoco Products Co.	918,460
11,889		Steel Dynamics, Inc.	174,412
22,756		Temple-Inland, Inc.	480,834

See Accompanying Notes to Financial Statements

39

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2010 (CONTINUED)

Shares			Value

Materials: (continued)
40,818		Valspar Corp.	$1,280,461
24,554		Worthington Industries	361,435

			10,369,321

Telecommunication Services: 0.9%
68,075	@	Cincinnati Bell, Inc.	216,479
15,600	@	Syniverse Holdings, Inc.	308,724
19,900		Telephone & Data Systems, Inc.	654,312
13,940	@	TW Telecom, Inc.	243,811

			1,423,326

Utilities: 5.7%
20,775		AGL Resources, Inc.	758,288
1,745		Atmos Energy Corp.	47,324
19,782		Black Hills Corp.	567,546
29,876		DPL, Inc.	748,095
49,480	@	Dynegy, Inc.	258,779
29,430		Hawaiian Electric Industries	646,283
17,264		Idacorp, Inc.	570,575
33,400		MDU Resources Group, Inc.	624,580
16,066		National Fuel Gas Co.	780,808
20,400		NSTAR	716,244
17,638		OGE Energy Corp.	642,729
35,303		PNM Resources, Inc.	435,639
41,412		UGI Corp.	1,082,510
14,800		Vectren Corp.	341,140
17,096		WGL Holdings, Inc.	578,700

			8,799,240

		Total Common Stock
		( Cost $ 125,191,186 )	140,610,026

REAL ESTATE INVESTMENT TRUSTS: 7.6%
Financials: 7.6%
10,291		Alexandria Real Estate Equities, Inc.	674,884
27,145		AMB Property Corp.	703,870
9,624		BRE Properties, Inc.	393,237
9,533		Camden Property Trust	435,086
9,900		Corporate Office Properties Trust SBI MD	375,309
30,508		Duke Realty Corp.	362,435
10,316		Equity One, Inc.	177,126
3,895		Essex Property Trust, Inc.	409,871
10,100		Federal Realty Investment Trust	744,370
8,603		Highwoods Properties, Inc.	253,444
13,400		Hospitality Properties Trust	301,500
16,224		Liberty Property Trust	499,861
22,618		Macerich Co.	935,480
8,935		Mack-Cali Realty Corp.	294,676
18,700		Nationwide Health Properties, Inc.	663,663
10,464		Potlatch Corp.	364,566
13,224		Rayonier, Inc.	593,493
22,600		Realty Income Corp.	703,764
9,930		Regency Centers Corp.	364,928
21,500		Senior Housing Properties Trust	448,060
9,500		SL Green Realty Corp.	591,755
37,500		UDR, Inc.	762,375
26,756		Weingarten Realty Investors	558,130

		Total Real Estate Investment Trusts
		( Cost $ 8,457,381 )	11,611,883

		Total Long-Term Investments
		( Cost $ 133,648,567 )	152,221,909

Shares			Value

SHORT-TERM INVESTMENTS: 2.4%
Affiliated Mutual Fund: 0.8%
1,288,000		ING Institutional Prime Money Market Fund - Class I	$1,288,000

		Total Mutual Fund
		( Cost $ 1,288,000 )	1,288,000

Securities Lending Collateralcc: 1.6%
1,763,669		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A (1)	1,763,669
750,670	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B (1)(2)	600,536

		Total Securities Lending Collateral
		( Cost $ 2,514,339 )	2,364,205

		Total Short-Term Investments
		( Cost $ 3,802,339 )	3,652,205

Total Investments in Securities
(Cost $ 137,450,906)*	101.7%	$155,874,114
Other Assets and Liabilities - Net	(1.7)	(2,536,269)

Net Assets	100.0%	$153,337,845

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at May 31, 2010.
*	Cost for federal income tax purposes is $140,073,846

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$22,188,856
Gross Unrealized Depreciation	(6,388,588)

Net Unrealized Appreciation	$15,800,268

See Accompanying Notes to Financial Statements

40

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2010 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2010
Asset Table
Investments, at value
Common Stock*	$140,610,026	$—	$—	$140,610,026
Real Estate Investment Trusts	11,611,883	—	—	11,611,883
Short-Term Investments	3,051,669	—	600,536	3,652,205

Total Investments, at value	$155,273,578	$—	$600,536	$155,874,114

Liabilities Table
Other Financial Instruments+:
Futures	(23,323)	—	—	(23,323)

Total Liabilities	$(23,323)	$—	$—	$(23,323)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended May 31, 2010:

	Beginning Balance 5/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 5/31/2010
Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$600,536	$—	$600,536

Total Investments, at value	$—	$—	$—	$—	$—	$—	$600,536	$—	$600,536

As of May 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options.

Forward	foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

Transfers	in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

41

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2010 (CONTINUED)

ING Index Plus MidCap Fund Open Futures Contracts on May 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P Mid 400 E-Mini	20	06/18/10	$1,524,400	$(23,323)

			$1,524,400	$(23,323)

A summary of derivative instruments by primary risk exposure is outlined in the following tables:

The fair value of derivative instruments not accounted for as hedging instruments under FASB ASC 815 as of May 31, 2010 and May 31, 2009 were as follows:

Asset Derivatives

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value at May 31, 2010	Fair Value at May 31, 2009
Equity contracts	Net Assets - Unrealized appreciation*	$—	$293,362
Total Asset Derivatives		$—	$293,362

Liability Derivatives
Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value at May 31, 2010	Fair Value at May 31, 2009
Equity contracts	Net Assets - Unrealized depreciation*	$(23,323)	$—

Total Liability Derivatives		$(23,323)	$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments not accounted for as hedging instruments under FASB ASC 815 on the Fund’s Statement of Operations for the years ended May 31, 2010 and May 31, 2009 were as follows:

		Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Operations	Year ended May 31, 2010	Year Ended May 31, 2009
Equity contracts	Futures	$1,285,778	$(1,599,510)

Total		$1,285,778	$(1,599,510)

		Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Operations	Year ended May 31, 2010	Year Ended May 31, 2009
Equity contracts	Futures	$(316,685)	$(50,676)

Total		$(316,685)	$(50,676)

See Accompanying Notes to Financial Statements

42

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2010

Shares			Value

COMMON STOCK: 91.6%
Consumer Discretionary: 17.1%
877	@	American Public Education, Inc.	$35,861
616		Arbitron, Inc.	18,763
3,077	@	Arctic Cat, Inc.	35,293
5,222		Big 5 Sporting Goods Corp.	77,233
287	@	Biglari Holdings, Inc.	87,277
1,800		Blyth, Inc.	89,352
12,484		Brunswick Corp.	218,095
6,086	L	Buckle, Inc.	216,357
14,438	@, L	Cabela’s, Inc.	248,478
1,432	@	California Pizza Kitchen, Inc.	26,105
1,158	@	Capella Education Co.	99,484
11,095	@	Carter’s, Inc.	339,063
5,802		Cato Corp.	137,681
4,185	@	Childrens Place Retail Stores, Inc.	197,239
16,578		CKE Restaurants, Inc.	204,904
3,729	@, L	Coinstar, Inc.	200,098
6,548		Cracker Barrel Old Country Store	326,287
10,596	@	CROCS, Inc.	109,669
2,525	@	Deckers Outdoor Corp.	365,418
2,360	@	DineEquity, Inc.	79,697
4,600	@	Drew Industries, Inc.	100,924
11,332		Finish Line	188,678
20,797		Fred’s, Inc.	284,711
6,189	@	Genesco, Inc.	192,602
2,840	@	Group 1 Automotive, Inc.	80,770
5,081	@	Gymboree Corp.	226,511
4,328	@	Haverty Furniture Cos., Inc.	70,157
8,166	@	Helen of Troy Ltd.	210,356
2,826		Hillenbrand, Inc.	68,644
12,214	@	HSN, Inc.	329,167
14,355	@	Iconix Brand Group, Inc.	233,269
6,086	@, L	Jakks Pacific, Inc.	90,134
6,038	@	Jo-Ann Stores, Inc.	275,816
4,021	@	JoS. A Bank Clothiers, Inc.	243,994
5,779	@	K-Swiss, Inc.	72,064
8,626	@	La-Z-Boy, Inc.	102,391
574	L	Lithia Motors, Inc.	4,690
27,385	@	Live Nation, Inc.	334,919
15,727	@, L	Liz Claiborne, Inc.	96,407
6,360	@	M/I Homes, Inc.	75,302
2,613		Marcus Corp.	28,612
4,521	@	MarineMax, Inc.	45,662
5,815		Men’s Wearhouse, Inc.	126,418
3,660	@	Meritage Homes Corp.	78,251
1,731		Monro Muffler, Inc.	68,184
2,670	@	Movado Group, Inc.	32,788
69	@, S	Multimedia Games, Inc.	318
2,001		National Presto Industries, Inc.	194,577
2,464	L	Nutri/System, Inc.	54,824
7,451	@	O’Charleys, Inc.	55,510
7,738	@	OfficeMax, Inc.	137,969
5,900		Oxford Industries, Inc.	122,956
6,630	@	Papa John’s International, Inc.	164,623
1,700	@	Peet’s Coffee & Tea, Inc.	66,045
9,839		PEP Boys-Manny Moe & Jack	121,315
4,070	@	Perry Ellis International, Inc.	97,924
1,059	L	PetMed Express, Inc.	20,883
6,953		PF Chang’s China Bistro, Inc.	302,247
6,746	@, L	Pinnacle Entertainment, Inc.	81,627

Shares			Value
Consumer Discretionary: (continued)

5,110		Polaris Industries, Inc.	$299,957
2,182		Pool Corp.	52,346
1,042	@, L	Pre-Paid Legal Services, Inc.	48,265
11,897	@, S	Quiksilver, Inc.	55,440
5,003	@	RC2 Corp.	93,056
12,335	@	Ruby Tuesday, Inc.	132,725
8,917	@, S	Ruth’s Chris Steak House	43,158
2,101	@	Skechers USA, Inc.	79,166
10,100	@	Sonic Automotive, Inc.	99,889
18,206	S	Spartan Motors, Inc.	87,389
10,410		Stage Stores, Inc.	147,510
5,502		Standard Motor Products, Inc.	46,052
16,984	@, L	Standard-Pacific Corp.	85,769
7,882	@, L	Stein Mart, Inc.	62,820
7,157	L	Sturm Ruger & Co., Inc.	112,651
6,073		Superior Industries International	89,880
2,636	@	Texas Roadhouse, Inc.	38,486
8,530		Tractor Supply Co.	577,993
5,876	@	True Religion Apparel, Inc.	162,236
3,847	@, L	Tuesday Morning Corp.	21,774
3,088		Unifirst Corp.	138,960
5,217	@	Universal Electronics, Inc.	101,836
6,200	@	Universal Technical Institute, Inc.	152,210
734	@, L	Winnebago Industries	8,903
5,530		Wolverine World Wide, Inc.	158,711
10,912	@, S, L	Zale Corp.	29,462

			11,121,237

Consumer Staples: 3.2%
18,900	@, S	Alliance One International, Inc.	78,813
2,323		Andersons, Inc.	76,032
2,628	@, L	Boston Beer Co., Inc.	173,579
3,653		Cal-Maine Foods, Inc.	118,248
13,894		Casey’s General Stores, Inc.	512,272
10,323	@	Central Garden & Pet Co.	97,656
23,480	@	Darling International, Inc.	187,840
3,177		Diamond Foods, Inc.	131,687
4,328	@, L	Great Atlantic & Pacific Tea Co.	23,328
2,212	@	Hain Celestial Group, Inc.	47,691
1,489		J&J Snack Foods Corp.	66,156
1,806	L	Lance, Inc.	34,856
3,476		Nash Finch Co.	125,518
3,735		Sanderson Farms, Inc.	204,865
2,000	@	TreeHouse Foods, Inc.	92,200
4,588	@	United Natural Foods, Inc.	142,457

			2,113,198

Energy: 4.5%
9,183	@, L	Basic Energy Services, Inc.	74,933
9,411	@	Bristow Group, Inc.	305,858
1,394		CARBO Ceramics, Inc.	90,192
3,427	@	Dril-Quip, Inc.	166,929
3,378		Gulf Island Fabrication, Inc.	61,716
680		Holly Corp.	17,612
3,344	@	Hornbeck Offshore Services, Inc.	51,096
11,285	@	ION Geophysical Corp.	61,278
957		Lufkin Industries, Inc.	76,302

See Accompanying Notes to Financial Statements

43

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2010 (CONTINUED)

Shares			Value
Energy: (continued)

5,818	@	Matrix Service Co.	$57,249
5,728	@	Oil States International, Inc.	223,621
4,098		Penn Virginia Corp.	89,705
3,883	@	Petroleum Development Corp.	79,990
16,567	@, L	Petroquest Energy, Inc.	104,041
13,569	@	Pioneer Drilling Co.	80,464
1,744	@	SEACOR Holdings, Inc.	127,277
5,108	@	Seahawk Drilling, Inc.	61,756
9,085		SM Energy Co.	392,835
12,794	@	Stone Energy Corp.	171,568
3,208	@	Swift Energy Co.	88,701
24,200	@	Tetra Technologies, Inc.	243,452
12,873		World Fuel Services Corp.	335,084

			2,961,659

Financials: 11.6%
1,489		American Physicians Capital, Inc.	46,174
8,819	@	Amerisafe, Inc.	149,041
6,492		Bank Mutual Corp.	41,679
5,375		Bank of the Ozarks, Inc.	189,684
3,328		Boston Private Financial Holdings, Inc.	24,361
13,500		Brookline Bancorp., Inc.	134,460
6,515		Cash America International, Inc.	240,729
3,300	L	City Holding Co.	105,897
2,093		Columbia Banking System, Inc.	46,737
6,990		Community Bank System, Inc.	159,722
5,420		Delphi Financial Group	140,757
4,905		Dime Community Bancshares	62,588
17,700		East-West Bancorp., Inc.	300,900
2,092	@	eHealth, Inc.	27,698
16,072	@	Ezcorp, Inc.	294,278
30,753	S, L	First Bancorp. Puerto Rico	40,901
9,189	@	First Cash Financial Services, Inc.	193,245
13,770		First Financial Bancorp.	218,874
2,500		First Financial Bankshares, Inc.	125,450
2,946		First Midwest Bancorp., Inc.	40,861
11,029	@	Forestar Real Estate Group, Inc.	202,382
23,200		Glacier Bancorp., Inc.	367,952
5,900		Hancock Holding Co.	225,557
9,997	@, S, L	Hanmi Financial Corp.	23,093
3,781	L	Independent Bank Corp.	91,576
2,331		Infinity Property & Casualty Corp.	109,091
12,080	@	National Financial Partners Corp.	168,395
3,400	@	Navigators Group, Inc.	139,264
4,276		NBT Bancorp., Inc.	93,858
1,911		Old National Bancorp.	21,938
2,330	@	OptionsXpress Holdings, Inc.	37,397
1,688	@	Piper Jaffray Cos.	55,890
925	@, L	Portfolio Recovery Associates, Inc.	63,326
17,377		PrivateBancorp, Inc.	230,245
4,619	@	ProAssurance Corp.	271,874

Shares			Value
Financials: (continued)

2,300		RLI Corp.	$126,776
3,500	L	S&T Bancorp, Inc.	75,495
2,170		Safety Insurance Group, Inc.	78,402
4,700		Selective Insurance Group	73,320
12,298	@	Signature Bank	465,356
1,659		Simmons First National Corp.	43,731
7,298		Sterling Bancorp.	69,842
5,315	@	Stifel Financial Corp.	269,311
1,567		Susquehanna Bancshares, Inc.	13,743
14,017		Tower Group, Inc.	307,112
8,778	@	TradeStation Group, Inc.	62,412
10,844		Trustco Bank Corp.	67,558
5,086		UMB Financial Corp.	198,100
6,914		Umpqua Holdings Corp.	86,840
8,418		United Bankshares, Inc.	226,613
14,253	@, S	United Community Banks, Inc.	66,063
2,108		United Fire & Casualty Co.	45,006
7,307		Whitney Holding Corp.	86,588
7,941	L	Wilshire Bancorp., Inc.	80,839
9,334		Wintrust Financial Corp.	332,850
3,555	@, L	World Acceptance, Corp.	127,020

			7,588,851

Health Care: 12.9%
999	@	Air Methods Corp.	32,897
11,662	@	Align Technology, Inc.	173,997
2,387	@	Almost Family, Inc.	86,815
4,752	@, L	Amedisys, Inc.	236,269
17,865	@	American Medical Systems Holdings, Inc.	403,034
11,098	@	AMERIGROUP Corp.	398,640
6,134	@	Amsurg Corp.	121,453
16,816	@	Arqule, Inc.	102,746
4,908		Cantel Medical Corp.	84,123
4,453	@	Catalyst Health Solutions, Inc.	170,505
10,546	@	Centene Corp.	240,660
1,389		Computer Programs & Systems, Inc.	59,741
1,766		Cooper Cos., Inc.	65,095
6,367	@	Cubist Pharmaceuticals, Inc.	136,891
5,450	@	Cyberonics	95,702
1,886	@	Dionex Corp.	148,523
14,064	@	Eclipsys Corp.	269,396
5,079	@	Enzo Biochem, Inc.	26,969
14,252	@	eResearch Technology, Inc.	113,161
2,934	@	Genoptix, Inc.	78,220
8,183	@	Gentiva Health Services, Inc.	226,096
7,380	@	Haemonetics Corp.	398,077
6,800	@	Hanger Orthopedic Group, Inc.	115,940
6,631	@	Healthspring, Inc.	115,180
6,400	@, L	Integra LifeSciences Holdings Corp.	252,160
11,659		Invacare Corp.	278,534
4,291	@	inVentiv Health, Inc.	107,189
4,574	@	Kendle International, Inc.	64,493
3,950	@	Kensey Nash Corp.	91,245
7,097	@, L	LHC Group, Inc.	218,588
9,375	@	Magellan Health Services, Inc.	381,469
13,215	@	Martek Biosciences Corp.	245,667
2,337		Meridian Bioscience, Inc.	40,851

See Accompanying Notes to Financial Statements

44

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2010 (CONTINUED)

Shares			Value
Health Care: (continued)

3,326	@	Merit Medical Systems, Inc.	$50,855
5,363	@	Molina Healthcare, Inc.	147,590
3,496	@	Natus Medical, Inc.	57,859
1,835	@	Neogen Corp.	47,178
11,599	@	Odyssey HealthCare, Inc.	308,069
6,003	@	Omnicell, Inc.	78,639
3,956	@	Palomar Medical Technologies, Inc.	42,606
5,777	@	Par Pharmaceutical Cos., Inc.	160,370
6,506	@	Parexel International Corp.	145,116
6,893	@	PharMerica Corp.	113,045
5,341	@	Phase Forward, Inc.	89,889
6,374	@	PSS World Medical, Inc.	146,028
2,335	L	Quality Systems, Inc.	137,858
12,447	@	Regeneron Pharmaceuticals, Inc.	355,611
5,721	@	RehabCare Group, Inc.	166,424
7,542	@	Salix Pharmaceuticals Ltd.	270,984
8,742	@	Savient Pharmaceuticals, Inc.	105,254
9,660	@, L	Symmetry Medical, Inc.	105,197
14,310	@	Viropharma, Inc.	174,153
1,787		West Pharmaceutical Services, Inc.	70,318
1,901	@	Zoll Medical Corp.	55,224

			8,408,593

Industrials: 17.1%
3,093		AAON, Inc.	76,335
633	@	AAR Corp.	12,470
14,620	L	ABM Industries, Inc.	313,891
20,095		Actuant Corp.	406,321
1,796		Acuity Brands, Inc.	73,869
3,741		Administaff, Inc.	90,270
1,713	@, L	Aerovironment, Inc.	42,894
4,034	@	Allegiant Travel Co.	223,040
819		American Science & Engineering, Inc.	57,387
8,000		AO Smith Corp.	372,960
9,841		Apogee Enterprises, Inc.	134,428
1,417		Applied Industrial Technologies, Inc.	39,081
6,492		Applied Signal Technology, Inc.	114,519
1,671		Arkansas Best Corp.	39,085
1,927	@	Astec Industries, Inc.	57,559
8,190	@	ATC Technology Corp.	153,153
2,998		AZZ, Inc.	110,686
2,127		Baldor Electric Co.	76,423
2,790		Barnes Group, Inc.	52,229
12,707		Belden CDT, Inc.	329,111
4,050		Bowne & Co., Inc.	44,834
7,549		Brady Corp.	219,525
9,649		Briggs & Stratton Corp.	199,059
277		CDI Corp.	4,424
1,846	@	Ceradyne, Inc.	39,781
8,683		Clarcor, Inc.	314,846
8,700		Comfort Systems USA, Inc.	95,874
2,581	@	Consolidated Graphics, Inc.	118,571
4,162		Cubic Corp.	151,414
2,462		Curtiss-Wright Corp.	81,541
11,186	@	Dycom Industries, Inc.	110,518
13,941	@	EMCOR Group, Inc.	348,107
1,477		Encore Wire Corp.	29,171

Shares			Value
Industrials: (continued)

664		ESCO Technologies, Inc.	$17,377
5,561	@	Esterline Technologies Corp.	298,403
1,439	@	Exponent, Inc.	39,558
3,659		Forward Air Corp.	100,147
3,813		Gardner Denver, Inc.	173,644
29,706	@, L	Gencorp, Inc.	154,471
6,605	@	Geo Group, Inc.	139,366
8,519	@	Gibraltar Industries, Inc.	111,769
9,951	@	Griffon Corp.	120,805
5,325		Healthcare Services Group	107,086
10,316		Heartland Express, Inc.	160,362
2,829	@	HUB Group, Inc.	86,567
1,532	@	II-VI, Inc.	51,353
11,100	@, L	Insituform Technologies, Inc.	227,106
2,565		Interface, Inc.	30,229
6,929		John Bean Technologies Corp.	119,110
1,609		Kaman Corp.	39,404
1,466		Kaydon Corp.	55,034
7,909		Knight Transportation, Inc.	157,231
6,187	L	Lindsay Manufacturing Co.	211,410
4,317	@	Moog, Inc.	142,504
8,662		Mueller Industries, Inc.	229,630
10,063	@	NCI Building Systems, Inc.	115,926
1,552	@	Old Dominion Freight Line	55,313
12,557	@	On Assignment, Inc.	69,440
11,245	@	Orbital Sciences Corp.	178,458
2,300	@	Powell Industries, Inc.	67,609
14,319		Quanex Building Products Corp.	285,378
4,783	@	School Specialty, Inc.	102,787
10,912	@	SFN Group, Inc.	83,586
4,683		Simpson Manufacturing Co., Inc.	136,837
5,024		Skywest, Inc.	73,677
2,100		Standex International Corp.	54,621
3,717	@	Stanley, Inc.	137,306
15,171	@	SYKES Enterprises, Inc.	261,851
1,140	@	Teledyne Technologies, Inc.	44,813
17,215	@	Tetra Tech, Inc.	390,178
6,633		Toro Co.	354,799
5,094		Tredegar Corp.	83,949
3,578		Triumph Group, Inc.	248,349
3,755	@	TrueBlue, Inc.	49,904
4,968	@	United Stationers, Inc.	290,231
4,258		Universal Forest Products, Inc.	157,759
3,347	@, L	Vicor Corp.	40,833
4,268		Watsco, Inc.	249,891
10,050		Watts Water Technologies, Inc.	325,620

			11,165,057

Information Technology: 17.8%
532	@	Actel Corp.	7,507
21,596	@, S	Adaptec, Inc.	62,628
9,575	@	Advanced Energy Industries, Inc.	118,347
5,149		Agilysys, Inc.	34,704
7,106	@	Anixter International, Inc.	337,535
34,858	@	Arris Group, Inc.	382,392
5,095	@, L	Avid Technology, Inc.	68,681

See Accompanying Notes to Financial Statements

45

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2010 (CONTINUED)

Shares			Value
Information Technology: (continued)

12,040	@	Benchmark Electronics, Inc.	$222,499
5,103		Black Box Corp.	150,487
1,216		Blackbaud, Inc.	27,421
1,206	@	Blue Coat Systems, Inc.	25,893
22,271	@	Brightpoint, Inc.	165,474
14,927	@	Brooks Automation, Inc.	124,193
5,944	@	Cabot Microelectronics Corp.	218,145
7,566	@	CACI International, Inc.	349,852
9,957	@	Checkpoint Systems, Inc.	198,244
17,506	@, S	Ciber, Inc.	52,168
7,211		Cognex Corp.	137,658
5,734	@	Commvault Systems, Inc.	129,244
1,950	@	Compellent Technologies, Inc.	25,077
10,503	@	Comtech Telecommunications	302,591
2,361	@	Concur Technologies, Inc.	99,870
9,959	@	CSG Systems International	204,359
8,910		CTS Corp.	93,822
6,008	@	Cybersource Corp.	154,346
40,159	@	Cypress Semiconductor Corp.	457,411
11,748		Daktronics, Inc.	98,918
5,786	@	DealerTrack Holdings, Inc.	92,750
7,695	@	Digi International, Inc.	71,102
11,600	@	Diodes, Inc.	229,216
17	@	DSP Group, Inc.	115
448	@	DTS, Inc.	14,797
4,732	@	Electro Scientific Industries, Inc.	60,806
5,500	@	EMS Technologies, Inc.	85,470
6,700	@	EPIQ Systems, Inc.	76,715
3,050	@	Forrester Research, Inc.	95,679
22,834	@	Harmonic, Inc.	132,209
701		Heartland Payment Systems, Inc.	11,517
2,208	@	Hutchinson Technology, Inc.	12,078
10,175	@	Infospace, Inc.	83,740
6,319	@	Insight Enterprises, Inc.	91,878
5,046	@	Intermec, Inc.	55,708
12,689	@	j2 Global Communications, Inc.	293,623
11,556	@	JDA Software Group, Inc.	308,776
4,753	@	Knot, Inc.	35,552
18,976	@, S	Kopin Corp.	67,934
6,514	@	Manhattan Associates, Inc.	188,580
3,549		MAXIMUS, Inc.	212,585
2,395	@, L	Mercury Computer Systems, Inc.	28,141
1,518		Methode Electronics, Inc.	15,408
3,711		Micrel, Inc.	41,211
9,357	@	Microsemi Corp.	144,846
827	@	MKS Instruments, Inc.	16,424
11,244	@	Netgear, Inc.	255,351
4,597	@	Netscout Systems, Inc.	62,197
6,965	@	Newport Corp.	72,297
17,680	@	Novatel Wireless, Inc.	108,732
4,501		Park Electrochemical Corp.	116,486
5,630	@	Perficient, Inc.	60,072
2,262	@	Plexus Corp.	77,021
8,064	@	Radiant Systems, Inc.	111,767
2,988	@	Radisys Corp.	28,027
7,626	@	Rudolph Technologies, Inc.	67,719
8,441	@, L	Sigma Designs, Inc.	87,955
39,314	@, S	Skyworks Solutions, Inc.	626,273
11,086	@	Smith Micro Software, Inc.	109,197
3,925	@, L	Sonic Solutions, Inc.	46,668
4,900	@	Standard Microsystems Corp.	112,112

Shares			Value

Information Technology: (continued)
7,669		Synaptics, Inc.	$229,456
4,593	@	SYNNEX Corp.	122,771
12,208	@, L	Take-Two Interactive Software, Inc.	141,247
4,318	@	Taleo Corp.	108,166
5,996	S, L	Technitrol, Inc.	23,085
12,489	@	Tekelec	179,030
14,297	@	TeleTech Holdings, Inc.	184,860
15,775	@	Tessera Technologies, Inc.	274,170
16,585	@	THQ, Inc.	99,510
45,443	@	Triquint Semiconductor, Inc.	319,010
15,195	@, L	TTM Technologies, Inc.	175,806
3,416	@, L	Tyler Technologies, Inc.	55,442
27,116		United Online, Inc.	184,796
8,849	@	Varian Semiconductor Equipment Associates, Inc.	275,115
1,931	@	Veeco Instruments, Inc.	73,706
4,780	@	Viasat, Inc.	153,581
10,486	@	Wright Express Corp.	329,260

			11,587,211

Materials: 3.6%
4,219		Amcol International Corp.	113,744
2,051		Balchem Corp.	49,819
2,517	@	Brush Engineered Materials, Inc.	63,579
10,310	@	Buckeye Technologies, Inc.	124,957
875	@	Calgon Carbon Corp.	13,011
9,630	@	Century Aluminum Co.	101,211
1,183	@	Clearwater Paper Corp.	72,435
307		Deltic Timber Corp.	14,196
15,191		HB Fuller Co.	324,024
12,255	@, S, L	Headwaters, Inc.	48,407
7,249		Myers Industries, Inc.	65,096
5,907		Neenah Paper, Inc.	111,879
8,050	@	OM Group, Inc.	240,293
23,968	@	PolyOne Corp.	239,440
2,967		Quaker Chemical Corp.	81,978
11,625		Schulman A, Inc.	258,366
3,112	L	Schweitzer-Mauduit International, Inc.	171,782
2,030		Stepan Co.	146,424
4,314		Zep, Inc.	78,860

			2,319,501

Telecommunication Services: 0.6%
5,235	@	Cbeyond, Inc.	81,823
5,833	@	Neutral Tandem, Inc.	78,396
6,038		NTELOS Holdings Corp.	108,382
7,293		USA Mobility, Inc.	102,685

			371,286

Utilities: 3.2%
10,802		Avista Corp.	208,479
1,867		CH Energy Group, Inc.	72,608
3,907	@	El Paso Electric Co.	77,437
3,398		Laclede Group, Inc.	112,440
9,112		New Jersey Resources Corp.	323,020
7,300		NorthWestern Corp.	192,282
17,167	L	Piedmont Natural Gas Co.	436,213
9,854	L	Southwest Gas Corp.	291,875

See Accompanying Notes to Financial Statements

46

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2010 (CONTINUED)

Shares			Value

Utilities: (continued)
1,593		UIL Holdings Corp.	$40,271
11,572		Unisource Energy Corp.	357,343

			2,111,968

		Total Common Stock
		( Cost $ 51,453,384 )	59,748,561

REAL ESTATE INVESTMENT TRUSTS: 7.1%
Financials: 7.1%
10,343		Acadia Realty Trust	185,036
13,895		BioMed Realty Trust, Inc.	236,354
20,938		Colonial Properties Trust	315,745
4,234		DiamondRock Hospitality Co.	38,699
6,850	L	EastGroup Properties, Inc.	253,313
1,516		Entertainment Properties Trust	62,065
27,580		Extra Space Storage, Inc.	414,803
3,699	L	Franklin Street Properties Corp.	45,683
18,550		Healthcare Realty Trust, Inc.	425,352
2,196		Home Properties, Inc.	106,791
1,216		Kilroy Realty Corp.	40,006
7,408		LaSalle Hotel Properties	166,680
5,350		Lexington Realty Trust	33,224
9,210		LTC Properties, Inc.	236,605
30,754		Medical Properties Trust, Inc.	293,701
8,801		Mid-America Apartment Communities, Inc.	480,799
4,099		National Retail Properties, Inc.	90,096
8,233		Parkway Properties, Inc.	138,726
2,651		Pennsylvania Real Estate Investment Trust	36,557
10,026		Post Properties, Inc.	251,452
4,811		PS Business Parks, Inc.	259,361
7,689		Sovran Self Storage, Inc.	277,035
1,629		Tanger Factory Outlet Centers, Inc.	67,799
9,060		Urstadt Biddle Properties, Inc.	151,664

		Total Real Estate Investment Trusts
		( Cost $ 4,060,023 )	4,607,546

		Total Long-Term Investments
		( Cost $ 55,513,407 )	64,356,107

SHORT-TERM INVESTMENTS: 8.4%
Affiliated Mutual Fund: 1.7%
1,080,000		ING Institutional Prime Money Market Fund - Class I	1,080,000

		Total Mutual Fund
		( Cost $ 1,080,000 )	1,080,000

Shares				Value

Securities Lending Collateralcc: 6.7%
4,134,455		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A (1)		$4,134,455
334,426	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B (1)(2)		267,541

		Total Securities Lending Collateral
		(Cost $4,468,881)		4,401,996

		Total Short-Term Investments
		(Cost $5,548,881)		5,481,996

		Total Investments in Securities
		(Cost $61,062,288)*	107.1%	$69,838,103
		Other Assets and Liabilities - Net	(7.1)	(4,626,687)

		Net Assets	100.0%	$65,211,416

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at May 31, 2010.
*	Cost for federal income tax purposes is $62,037,999.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$11,006,332
Gross Unrealized Depreciation	(3,206,228)

Net Unrealized Appreciation	$7,800,104

See Accompanying Notes to Financial Statements

47

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2010 (CONTINUED)

The following is a summary of the fair valuations according to the inputs used as of May 31, 2010 in valuing the Fund's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2010
Asset Table
Investments, at value
Common Stock*	$59,748,561	$—	$—	$59,748,561
Real Estate Investment Trusts	4,607,546	—	—	4,607,546
Short-Term Investments	5,214,455	—	267,541	5,481,996

Total Investments, at value	$69,570,562	$—	$267,541	$69,838,103

Other Financial Instruments+:
Futures	4,156	—	—	4,156

Total Assets	$69,574,718	$—	$267,541	$69,842,259

Liabilities Table
Other Financial Instruments+:
Futures	(6,393)	—	—	(6,393)

Total Liabilities	$(6,393)	$—	$—	$(6,393)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended May 31, 2010:

	Beginning Balance 5/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 5/31/2010
Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$267,541	$—	$267,541

Total Investments, at value	$—	$—	$—	$—	$—	$—	$267,541	$—	$267,541

As of May 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

48

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2010 (CONTINUED)

ING Index Plus SmallCap Fund Open Futures Contracts on May 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000® Mini Index	15	06/18/10	$991,650	$(6,393)
Russell 2000® Mini Index	2	09/17/10	131,740	4,156

			$1,123,390	$(2,237)

A summary of derivative instruments by primary risk exposure is outlined in the following tables:

The fair value of derivative instruments not accounted for as hedging instruments under FASB ASC 815 as of May 31, 2010 and May 31, 2009 were as follows:

Asset Derivatives

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value at May 31, 2010	Fair Value at May 31, 2009
Equity contracts	Net Assets - Unrealized appreciation*	$4,156	$20,034

Total Asset Derivatives		$4,156	$20,034

Liability Derivatives

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value at May 31, 2010	Fair Value at May 31, 2009
Equity contracts	Net Assets - Unrealized depreciation*	$6,393	$—

Total Liability Derivatives		$6,393	$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments not accounted for as hedging instruments under FASB ASC 815 on the Fund's Statement of Operations for the years ended May 31, 2010 and May 31, 2009 were as follows:

		Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Operations	Year ended May 31, 2010	Year Ended May 31, 2009
Equity contracts	Futures	$536,488	$(440,270)

Total		$536,488	$(440,270)

		Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Operations	Year ended May 31, 2010	Year Ended May 31, 2009
Equity contracts	Futures	$(22,271)	$(111,497)

Total		$(22,271)	$(111,497)

See Accompanying Notes to Financial Statements

49

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended May 31, 2010 were as follows:

Fund Name	Type	Per Share Amount

ING Index Plus LargeCap Fund
Class A	NII	$0.1960
Class B	NII	$0.0884
Class C	NII	$0.1300
Class I	NII	$0.2219
Class O	NII	$0.1936
Class R	NII	$0.1638

ING Index Plus MidCap Fund
Class A	NII	$0.0846
Class B	NII	$0.0089
Class C	NII	$0.0329
Class I	NII	$0.1105
Class O	NII	$0.0858
Class R	NII	$0.0550

ING Index Plus SmallCap Fund
Class A	NII	$0.0310
Class B	NII	$—
Class C	NII	$—
Class I	NII	$0.0573
Class O	NII	$0.0347
Class R	NII	$0.0111

NII - Net investment income

Of the ordinary distributions made during the year ended May 31, 2010, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Index Plus LargeCap Fund	100.00%

ING Index Plus MidCap Fund	100.00%

ING Index Plus SmallCap Fund	100.00%

For the year ended May 31, 2010, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Index Plus LargeCap Fund	100.00%

ING Index Plus MidCap Fund	100.00%

ING Index Plus SmallCap Fund	100.00%

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

ING Index Plus LargeCap Fund	0.05%

ING Index Plus MidCap Fund	0.07%

ING Index Plus SmallCap Fund	0.23%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

50

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships held by Director
Independent Directors:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age:68	Chairman and Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present). Formerly, Director of Business and Economics Research Center, Middle Tennessee State University (1999 - 2002); Chief Economist, Marine Midland Bank (1987 - 1990); Various Management Positions, Marine Midland Bank (1978 -1990). Ph.D Economics Published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, corporate finance and monetary policy.	41	Academy of Economics and Finance (February 2002 - Present).

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age:74	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present). Formerly, Senior Adviser, Hambro America, Inc. (1993 - 2000); Executive Vice President of Investment Banking, Daiwa Securities America, Inc. (1986 -1993).	41	None.

Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 72	Director	June 1991 - Present	President, Retirement Options, LLC, a training provider for retirement coaches (August 2009 - Present). Formerly, President, Thompson Enterprises (September 2004 - September 2005); Dean of the Barney School of Business, University of Hartford (August 1996 - June 2004). Various other academic positions (1969 - 1993). Certified Public Accountant Ph. D: Accounting and Business	41	MassMutual Corporate Investors and MassMutual Participation Investors (April 1997 - Present); MassMutual Premier Funds (December 2004 - Present), Chair of Audit Committee; and MML Series Investment Funds II, Chair of Audit Committee (December 2005 - Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Director	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present). Formerly, Senior Manager, Arthur Anderson LLP (1995 - 1999; Senior Manager, Coopers & Lybrand, LLP (1993 - 1995); Manager, Price Waterhouse (1988 - 1993); Second Vice President, Smith Barney (1985 - 1988); Consultant, Arthur Anderson & Co. (1984 - 1985). Currently, Member of Finance Committee, Windham Hospital.	41	None.

51

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships held by Director

Russell Jones 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Director	December 2007 - Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973 - March 2008). Independent Director and Chair of Contracts Committee, CIGNA Mutual Funds (1995 to 2005). Corporate Loan Officer and Credit Analyst, Hartford National Bank (1966 - 1973). President Hartford Area Business Economists (1987).	41	None.

Martin Gavin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona Age: 60	Director	January 2009 - Present	President, Connecticut Children’s Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children’s Medical Center (January 2006 - May 2006). Formerly, Executive and Senior Management for the Phoenix Companies, Inc. (1984 - 2000); Senior Management at CIGNA Corporation (1973 - 1984).	41	None.
Directors who are “Interested Persons:”

Shaun Mathews 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).	181	ING Retirement Holdings, Inc. (September 1998 - Present); ING Services Holding Company, Inc. (May 2000 - Present); ING Financial Advisers, LLC (April 2002 - Present); Southland Life Insurance Company (June 2002 - Present); ING Capital Corporation, LLC and ING Funds Distributor, LLC (December 2005 - Present); ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 - Present); and Directed Services, LLC (December 2006 - Present).

(1)	Directors/Trustees serve until their successors are duly elected and qualified.
(2)

For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Industrials, Infrastructure and Materials Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(4)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s/Trustee’s affiliation with any of the Funds, ING or any of ING’s affiliates.
(5)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that, was known as Pilgrim America Investments, Inc.

(6)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(7)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that, was known as Pilgrim America Group, Inc.

52

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s)- during the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Executive Vice President	April 2002 - Present	Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 2007 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 60	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); Executive Vice President of the ING Funds (March 2006 - Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009 - Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008 and October 2009 - Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - May 2006).

William Evans 10 State House Square Hartford, Ct 06103 Age: 37	Vice President	September 2007 - Present	Senior Vice President, ING Investment Management (March 2010 - Present) and Head of Manager Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Vice President	March 2003 - Present

Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); Director of Compliance, ING Investments, LLC(2) (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Funds Distributor, LLC(4) (April 2010 - Present);. Formerly, Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - April 2010).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Vice President	March 2006 - Present

Vice President, ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC(3) (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008).

53

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s)- during the Past Five Years

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	September 2003 - Present	Senior Vice President and Chief Counsel, ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Secretary	September 2003 - Present	Vice President and Senior Counsel, ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 34	Assistant Secretary	June 2008 - Present	Vice President and Counsel, ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

54

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a “Fund” and, collectively, the “Funds”) has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with each sub-adviser of the Funds (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2010, followed by specific considerations with respect to each Fund covered by this report (each a “Covered Fund”).

Overview of the Review Process

At a meeting of the Board held on December 16, 2009, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Advisory and

Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) data comparing the performance of certain Funds against “static portfolios” of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP,

55

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

legal counsel for the Independent Trustees (“Independent Counsel”) on behalf of the Independent Trustees.

The Contracts Committee began the formal review process in July 2009 when it met separately with Independent Counsel, to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the “Peer Group Methodology”). Prior to the July meeting, the Contracts Committee engaged an independent consultant (the “Independent Consultant”) to evaluate, and make recommendations with respect to, the Peer Group Methodolgy. The Independent Consultant’s findings were reported to the Contracts Committee at the July meeting and incorporated into the Peer Group Methodology approved by the Board. The Contracts Committee then held meetings on October 14-15, 2009 and December 14-15, 2009, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel, throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2010, the Board evaluated the nature, extent and quality of services provided to the

Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. The Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board considered information provided by management with respect to initiatives underway within ING Groep to establish an integrated global asset management firm (the “Global Transition”) that is expected to provide the benefits of centralized and collaborative operations to ING’s asset management business and may result in operational efficiencies that will benefit the Funds and shareholders of the Funds. The Board also considered the actions that have been taken by management to retain key investment management personnel during the Global Transition. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including,

56

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges. In that regard, the Board considered the potential impacts of any divestiture of its insurance business, which includes the investment management businesses, by ING Groep or significant change in structure of the investment management business, if any, on the services provided to the Funds by the Adviser and Sub-Advisers.

The Board also considered the Adviser’s responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; (iii) negotiating credit support from the Funds’ securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board’s approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Advisor and the applicable Sub-Advisers with respect to certain actions to be taken to correct underperformance and lack of scale with respect to certain Funds as indicated in the Fund-by-Fund analysis below.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or

Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2009 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2009. In considering the performance of the Funds, the Board noted the extraordinary period of high volatility during the prior two years and the response of the Adviser and each Sub-Adviser to such volatility. Summaries of selected portions of the performance information reviewed by the Board, together with the Board’s conclusions regarding the performance of each Covered Fund, are set forth below under “Fund-by-Fund Analysis.”

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. The Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. Summaries of selected portions of the fee and expense information reviewed with respect to each Covered Fund are set forth below under “Fund-by-Fund Analysis.” After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable

57

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2008 and December 31, 2007 and the nine-month period ended September 30, 2009. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. The Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many of the Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. The Board also considered the extent to which economies of scale are expected to be realized as a result of the Global Transition. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2010, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Covered Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Covered Fund is for periods ended September 30, 2009 and the management fees and expense data described below are as of June 30, 2009.

58

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Index Plus LargeCap Fund

In evaluating the investment performance of ING Index Plus LargeCap Fund, the Board noted that: (1) the Fund underperformed its Morningstar category median and benchmark index for all periods presented; and (2) the Fund is ranked in its Morningstar category in the fourth quintile for the most recent calendar quarter, year-to-date, and one-year periods and in the fifth quintile for the three-year and five-year periods. The Board noted that the Sub-Adviser took efforts to refine the quantitative based model for selecting stocks used in managing the Fund during 2009 and that management has represented to the Board that an enhanced quantitative model under the direction of the Deputy Chief Investment Officer (the “Deputy CIO”) of ING Investment Management Europe (“IIM Europe”) will be implemented in the first part of 2010. Additionally, the Board noted that the Sub-Adviser replaced the portfolio manager of the Fund in early 2009. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Index Plus LargeCap Fund, the Board noted that the management fee for the Fund is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is also below the median and average expense ratios of the funds in its Selected Peer Group.

ING Index Plus MidCap Fund

In evaluating the investment performance of ING Index Plus MidCap Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter but underperformed for the year-to-date, one-year, three-year and five-year periods; (2) the Fund underperformed its benchmark index for all periods presented; and (3) the Fund is ranked in its Morningstar category in the third quintile for the most recent calendar quarter and three-year periods and in the fourth quintile for the year-to-date, one-year and five-year periods. The Board noted that the Sub-Adviser took efforts to refine the quantitative based model for selecting stocks used in managing the Fund during 2009, and that management has represented to the Board that an enhanced quantitative model under the direction of the Deputy CIO of IIM Europe will be implemented in the first part of 2010. Additionally, the Board noted that the Sub-Adviser replaced the portfolio manager of the Fund in early 2009. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Index Plus MidCap Fund, the Board noted that the management fee for the Fund is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is also below the median and average expense ratios of the funds in its Selected Peer Group.

ING Index Plus SmallCap Fund

In evaluating the investment performance of ING Index Plus SmallCap Fund, the Board noted that: (1) the Fund underperformed its Morningstar category median and benchmark index for all periods presented; and (2) the Fund is ranked in its Morningstar category in the fourth quintile for the most recent calendar quarter, one-year, three-year and five-year periods and in the fifth quintile for the year-to-date period. The Board noted that the Sub-Adviser took steps to refine the quantitative based model for selecting stocks used in managing the Fund in 2009, and that management has represented to the Board that an enhanced quantitative model under the direction of the Deputy CIO of IIM Europe will be implemented in the first part of 2010. Additionally, the Board noted that the Sub-Adviser replaced the portfolio manager of the Fund in early 2009. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Index Plus SmallCap Fund, the Board noted that the management fee for the Fund is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is also below the median and average expense ratios of the funds in its Selected Peer Group.

59

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Core Equity Research Fund

ING Real Estate Fund

Domestic Equity Funds-of-Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds

ING Corporate Leaders 100 Fund

ING Equity Dividend Fund

ING Growth Opportunities Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

International Equity Funds

ING Alternative Beta Fund

ING Asia-Pacific Real Estate Fund

ING Emerging Countries Fund

ING European Real Estate Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global Fixed-Income Fund

ING Global Bond Fund

Global and International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Classic Money Market Fund

ING Money Market Fund

*	An investment in a fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRAR-ADEABCIOR	(0510-072610)

Annual Report

May 31, 2010

Classes A, B, C, I and O

Strategic Allocation Funds-of-Funds

■	ING Strategic Allocation Conservative Fund

■	ING Strategic Allocation Growth Fund

■	ING Strategic Allocation Moderate Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

M U T U A L F U N D S

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Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

It’s the uncertainty, for sure

Dear Shareholder,

Uncertainty has been the defining characteristic of the global economy lately; the ebb and flow of the European sovereign debt crisis has contributed to increasingly volatile financial markets and the euro’s descent to a four-year low versus the dollar.

Yet through all this agitation by the four winds, many indicators continue to encourage: corporate earnings persist in exceeding expectations; employment is increasing, if slowly; and the economic recovery in the United States appears to be transitioning from an early-cycle reliance upon inventory building to a broader-based foundation of personal consumption. Fears that the euro zone crisis would gum up the works eased somewhat once China announced that it did not intend to sell its European debt holdings. This forbearance also diminishes the threat that China might unload its holdings of U.S. debt in response to fiscal stress, dulling the edge of the Damoclean sword that many see hanging over the United States.

How do all these cross-signals affect the outlook for the U.S.? Our view is that the economic recovery is still on track, though it may proceed more slowly than we originally hoped. The U.S. needs broad-based income growth to successfully transition into a more sustainable economy. Job growth is progressing, though high unemployment is likely to persist. It may be premature at this point for Congress to turn away from stimulative policies, particularly aid to states, despite concerns about the long-term budget deficit.

Under conditions such as these, we believe your best portfolio strategy is to continue a regular investing program, and to maintain broad-based diversification by asset class, investment style and geography. Given the uncertainty in today’s markets, we do not recommend waiting for an opportune moment to make one’s investments. Instead, consult with your advisor about what fits best with your long-term investment goals and focus your actions on strategic, rather than tactical moves.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

June 1, 2010

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  YEAR ENDED MAY 31, 2010

For the fiscal year, despite various shocks to confidence, global equities in the form of the MSCI World IndexSM(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), returned 16.3%. But the trajectory was down as the year ended: in the final month and a half, the MSCI World IndexSM lost 10% on mounting worries about the financial stability of Europe. (The MSCI World IndexSM returned 13.60% for the fiscal year ended May 31, 2010, measured in U.S. dollars.)

If investors were close to despair in late 2008 and the beginning of 2009, then from early March 2009 they started to take comfort from a few “green shoots” of less bad news in a financial world that remained fraught with danger. The prices of risky assets rebounded sharply.

By the middle of the fiscal year the mood had changed again. Few investors still believed that the global financial system was on the verge of collapse. But the stimulus programs of governments and central banks that had saved it must ultimately end, interest and tax rates must rise, over-extended households must cut back. Whether consumer and business demand could recover quickly and firmly enough to sustain a new cycle of growth was the nagging doubt that kept investor sentiment fragile, even if the worst of the 2007/2008 crisis had passed.

Evidence of recovery continued to build, with the inevitable “ifs” and “buts”.

The housing market had always been in the eye of the financial storm. After sliding for more than three years, (measured by the Standard & Poor’s (“S&P”)/Case-Shiller 20-City Composite Home Price Index(2) , year-over-year), a 0.6% annual increase was finally recorded in February 2010 and 2.4% in March.

The employment situation has been slow to show real improvement. The unemployment rate peaked at 10.1% in October 2009 but was still as high as 9.9% in April 2010. That month payrolls were up by 290,000, the fourth consecutive increase. But 45.9% of the 15.3 million unemployed have been unemployed for at least 27 weeks. Wage growth remains understandably weak.

After four straight falls, U.S. gross domestic product (“GDP”) grew in the third quarter of 2009 by 2.8% at an annual rate. Next quarter growth was reported at a resounding 5.6%, flattered however, by inventory rebuilding which accounted for two thirds of the increase. The current estimate for the first quarter of

2010 is a better balanced 3.0%, as purchasing managers’ indices register multi-year highs.

Significant overseas news came from China and Greece.

China, now the world’s biggest exporter, resumed GDP growth above 10% in the fourth quarter of 2009, tempered by over-investment and a property price bubble that caused the Bank of China repeatedly to restrict lending, thereby threatening global recovery.

In profligate Greece, with a 2009 budget deficit of 13.6% and existing sovereign debt about 125% of GDP, default on billions of euro of maturing bonds loomed. S&P downgraded Greece’s long term debt to “junk” status. Eurozone countries, with no single voice, dithered on the need for a bail-out, its size, terms and the involvement of the International Monetary Fund (“IMF”). The yields on Greece’s government bonds and those of other high deficit countries like Portugal and Spain ballooned. Many even feared for the viability of the euro itself. At last, on the weekend of May 8th, Eurozone finance ministers agreed on a Financial Stabilization mechanism funded with €500 billion, while the IMF would add up to €250 billion. The threat of immediate sovereign default was lifted. This would buy time, but no one was under any illusions. The lack of fiscal union to partner monetary union had left the Eurozone as strong as its weakest link. There was no sign of that changing any time soon. Meantime, the austerity required to shrink vast deficits would dampen global recovery.

Currencies bore the brunt. The dollar rose 15.3% against the euro for the year, most of it in May, and 12.0% against the pound: another high budget-deficit currency, but lost 4.5% against the yen.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index(3) returned 8.42% over the fiscal year. But within this, the Barclays Capital U.S. Treasury Index(4) returned just 4.50%, the Barclays Capital Corporate Investment Grade Bond Index(5) returned an equity-like 16.60%. Outside of the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(6) did better still, delivering 28.79%.

U.S. equities, represented by the S&P 500® Index(7) including dividends, surged 20.99% in the fiscal year, with very little added after November. Generally improving company earnings and economic reports vied for supremacy in investors’ minds with European sovereign debt problems and Chinese lending restrictions. After nine straight quarters of annual

2

MARKET PERSPECTIVE:  YEAR ENDED MAY 31, 2010

decline, S&P 500® profits increased substantially in the fourth quarter of 2009 and the first quarter of 2010, leading to higher future estimates and more attractive valuations.

In international markets, the MSCI Japan® Index(8) bucked the trend somewhat, slipping 0.21% for the year but adding 5.7% in the second half. Japan’s export-oriented industries were supported by rebounding Asian economies. GDP grew between 4% and 5% despite erratic household demand and falling consumer prices. The MSCI Europe ex UK® Index(9) returned 15.34% for the year, but fell 9.9% after April 15th, unnerved by Greece’s refinancing problems and the broader, deeper dangers. Unemployment held at 10% and GDP barely grew, depending on exports from the competitive parts of the region. The MSCI UK® Index(10) gained 21.66%, despite the deflationary prospect of budget deficit near 11% of GDP, which only resumed growth after the fourth quarter of 2009. Decisive economic policy would be difficult under the new government: the first coalition since the 1930s. But the weaker pound was boosting exports and UK stocks were among the cheapest in Europe.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller 20-City Composite Home Price Index is a composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5)  The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index

includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(6)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

(7)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(8)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING STRATEGIC ALLOCATION FUNDS	PORTFOLIO MANAGERS’ REPORT

ING Strategic Allocation Conservative Fund (“Strategic Allocation Conservative”) seeks to provide total return (i.e., income and capital growth both realized and unrealized) consistent with preservation of capital. ING Strategic Allocation Growth Fund (“Strategic Allocation Growth”) seeks to provide capital appreciation. ING Strategic Allocation Moderate Fund (“Strategic Allocation Moderate”) seeks to provide total return (i.e. income and capital appreciation, both realized and unrealized). Strategic Allocation Conservative, Strategic Allocation Growth and Strategic Allocation Moderate (each a “Fund” and collectively, the “Strategic Allocation Funds” or the “Funds”) are managed by Paul Zemsky and Heather Hackett, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2010 (the “Reporting Period”), Strategic Allocation Conservative’s Class A shares, excluding sales charges, provided a total return of 15.09% compared to the Barclays Capital U.S. Aggregate Bond Index(1) and the Strategic Allocation Conservative Composite Index(2), which returned 8.42% and 14.24%, respectively, during the same period. For the Reporting Period, Strategic Allocation Growth’s Class A shares, excluding sales charges, provided a total return of 16.11% compared to the Russell 3000® Index(3) and the Strategic Allocation Growth Composite Index(4), which returned 23.20% and 19.48%, respectively, during the same period. For the Reporting Period, Strategic Allocation Moderate’s Class A shares, excluding sales charges, provided a total return of 15.63% compared to the Russell 3000® Index(3) and the Strategic Allocation Moderate Composite Index(5), which returned 23.20% and 16.87%, respectively, during the same period.

Portfolio Specifics: The Funds pursue their investment objectives by investing in other funds in the ING complex of mutual funds (“Underlying Funds”). Each Fund remained at strategic allocation weights and thus allocation results were flat. Over the period, all asset classes including equities, bonds and real estate demonstrated positive absolute returns. At the end of July, Underlying Funds that use actively managed fundamental strategies were added, more specifically ING Core Equity Research Fund, ING Mid Cap Opportunities Fund and ING Small Company Fund.

Most of the Underlying Funds underperformed their individual benchmarks. ING Tactical Asset Allocation Fund returned less than the S&P 500® Index. The overlay strategy detracted from performance particularly through its average long equities exposure for the period. Although the Core Equity Research Fund provided a strong absolute return from August through the end of the period, it lagged the S&P 500® Index due largely to weak stock selection in the financials, industrials and energy sectors. Additionally, ING Index Plus International Equity Fund underperformed its benchmark, the MSCI EAFE® Index due mainly to adverse stock selection. Performance of the ING Global Real Estate Fund lagged its relative benchmark largely due to asset allocation decisions, of which a significant portion was the result of cash drag in a strong market. An underweight exposure to the outperforming Americas region also detracted from relative performance. Stock selection also detracted from performance during the period as positive stock selection in the Americas and in Europe was more than offset by sub-par stock selection in the Asia-Pacific region.

The fixed income portion, ING Intermediate Bond Fund, was a large contributor to performance. In the first part of the annual period, outperformance was mainly due to sector allocation. Excess returns against the benchmark arose mainly from exposure to non-investment grade corporates and non-agency residential mortgage-backed securities, as well as overweights to investment grade corporates, especially financial issuers. Toward the end of the period, performance benefited from an overweight in commercial mortgage-backed securities.

Current Strategy & Outlook: We have believed for some time that the U.S. would make a successful shift from an initial recovery phase supported by stimulative policy and inventory rebuilding to a more sustainable expansion driven by final demand. In our view, this remains the most likely outcome for 2010 and 2011, and financial markets remain excessively skeptical about this transition.

Global financial markets have been volatile in recent months due in part to concerns arising out of the European debt crisis. Investors are concerned that the crisis could spark financial dislocations such as those seen in the fall of 2008; this has led to renewed spread widening in credit markets and strains in interbank funding markets. Investors also fear that the fiscal tightening the crisis has prompted may choke off economic recovery in Europe. We do not believe that either outcome is likely, but recognize that it may be hard for stock markets to rise materially until these concerns diminish.

The Funds are actively managed and may deviate from their strategic weights.

4

PORTFOLIO MANAGERS’ REPORT	ING STRATEGIC ALLOCATION FUNDS

(1) The Barclays Capital Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued, fixed-rate U.S. government, investment grade, mortgage-backed and corporate debt securities.

(2) The Strategic Allocation Conservative Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. See page 9 for additional information.

(3) The Russell 3000® Index is an unmanaged index that measures performance of the 3,000 largest U.S. companies based on total market capitalization.

(4) The Strategic Allocation Growth Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. See page 9 for additional information.

(5) The Strategic Allocation Moderate Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. See page 9 for additional information.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING STRATEGIC ALLOCATION CONSERVATIVE FUND	ING STRATEGIC ALLOCATION GROWTH FUND	ING STRATEGIC ALLOCATION MODERATE FUND

5

ING STRATEGIC ALLOCATION CONSERVATIVE FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class O November 15, 2006
Including Sales Charge:
Class A(1)	8.52%	(0.42)%	1.34%	—
Class B(2)	9.19%	(0.29)%	1.18%	—
Class C(3)	13.15%	0.02%	1.19%	—
Class I	15.30%	1.02%	2.20%	—
Class O	15.02%	—	—	(1.46)%
Excluding Sales Charge:
Class A	15.09%	0.77%	1.95%	—
Class B	14.19%	0.02%	1.18%	—
Class C	14.15%	0.02%	1.19%	—
Class I	15.30%	1.02%	2.20%	—
Class O	15.02%	—	—	(1.46)%
Barclays Capital U.S. Aggregate Bond Index(4)	8.42%	5.33%	6.52%	6.28	%(6)
Strategic Allocation Conservative Composite Index(5)	14.24%	2.94%	3.89%	1.48	%(6)

Based on a $250,000 initial investment, the graph and table above illustrate the total return of ING Strategic Allocation Conservative Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The Barclays Capital U.S. Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgaged-backed and corporate debt securities.
(5)

The Strategic Allocation Conservative Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 9 for additional information.

(6)	Since inception performance for the indices is shown from November 1, 2006.

Effective April 7, 2008, the Fund was converted from a mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds.

6

PORTFOLIO MANAGERS’ REPORT	ING STRATEGIC ALLOCATION GROWTH FUND

Average Annual Total Returns for the Periods Ended May 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class O November 15, 2006
Including Sales Charge:
Class A(1)	9.40%	(2.10)%	(0.78)%	—
Class B(2)	10.33%	(1.96)%	(0.92)%	—
Class C(3)	14.20%	(1.66)%	(0.92)%	—
Class I	16.39%	(0.69)%	0.06%	—
Class O	16.10%	—	—	(5.64)%
Excluding Sales Charge:
Class A	16.11%	(0.93)%	(0.19)%	—
Class B	15.33%	(1.66)%	(0.92)%	—
Class C	15.20%	(1.66)%	(0.92)%	—
Class I	16.39%	(0.69)%	0.06%	—
Class O	16.10%	—	—	(5.64)%
Russell 3000® Index(4)	23.20%	0.84%	(0.04)%	(3.75	)%(6)
Strategic Allocation Growth Composite Index(5)	19.48%	1.55%	2.20%	(2.51	)%(6)

Based on a $250,000 initial investment, the graph and table above illustrate the total return of ING Strategic Allocation Growth Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred charge of 1% for the 1 year return.
(4)	The Russell 3000® Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.
(5)

The Strategic Allocation Growth Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 9 for additional information.

(6)	Since inception performance for the indices is shown from November 1, 2006.

Effective April 7, 2008, the Fund was converted from a mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds.

7

ING STRATEGIC ALLOCATION MODERATE FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class O November 15, 2006
Including Sales Charge:
Class A(1)	9.00%	(1.30)%	0.24%	—
Class B(2)	9.89%	(1.18)%	0.08%	—
Class C(3)	13.92%	(0.84)%	0.11%	—
Class I	16.22%	0.06%	1.06%	—
Class O	15.62%	—	—	(3.69)%
Excluding Sales Charge:
Class A	15.63%	(0.12)%	0.83%	—
Class B	14.89%	(0.88)%	0.08%	—
Class C	14.92%	(0.84)%	0.11%	—
Class I	16.22%	0.06%	1.06%	—
Class O	15.62%	—	—	(3.69)%
Russell 3000® Index(4)	23.20%	0.84%	(0.04)%	(3.75	)%(6)
Strategic Allocation Moderate Composite Index(5)	16.87%	2.32%	3.20%	(0.53	)%(6)

Based on a $250,000 initial investment, the graph and table above illustrate the total return of ING Strategic Allocation Moderate Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of any expenses or charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The Russell 3000® Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.
(5)

The Strategic Allocation Moderate Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 9 for additional information.

(6)	Since inception performance for the indices is shown from November 1, 2006.

Effective April 7, 2008, the Fund was converted from a mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds.

8

PORTFOLIO MANAGERS’ REPORT	ING STRATEGIC ALLOCATION FUNDS

ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund (collectively, the “Funds”) seek to achieve their individual investment objectives by investing in a combination of underlying funds according to each Fund’s target allocation. The Funds are managed by ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: The Sub-Adviser uses the Strategic Allocation Conservative Composite, Strategic Allocation

Growth Composite, and Strategic Allocation Moderate Composite indices (each a “Composite Index” and collectively, “Composite Indices”) as benchmarks to which it compares the performance of ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund, respectively. Each Composite Index is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index.

	Standard & Poor’s 500® Composite Stock Price Index(1)	Standard & Poor’s MidCap 400 Index(2)	Standard & Poor’s SmallCap 600 Index(3)	Morgan Stanley Capital International Europe, Australasia and Far East® Index(4)	Dow Jones Wilshire Real Estate Securities Index(5)	Barclays Capital Aggregate Bond Index(6)	30-Day U.S. T-Bill(7)
Strategic Allocation Conservative Composite	20%	4%	4%	13%	4%	50%	5%
Strategic Allocation Growth Composite	37%	9%	9%	25%	5%	13%	2%
Strategic Allocation Moderate Composite	28%	6%	6%	20%	5%	32%	3%

(1)	The Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.
(2)

The Standard & Poor’s MidCap 400 Index (“S&P MidCap 400 Index”) is a market capitalization-weighted index of 400 mid-capitalization stocks chosen for market size, liquidity, and industry group representation.

(3)	The Standard & Poor’s SmallCap 600 Index (“S&P SmallCap 600 Index”) is an unmanaged index that measures the performance of the small-size company segment of the U.S. market.
(4)

The Morgan Stanley Capital International Europe, Australasia and Far East® Index (“MSCI EAFE® Index”) is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(5)	The Dow Jones Wilshire Real Estate Securities Index consists of REITs and real estate operating companies.
(6)

The Barclays Capital Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed, asset backed and corporate debt securities.

(7)	The 30-Day U.S. T-Bill is a U.S. government issued short-term debt sold at a discount and then redeemed at maturity at the full face value.

The following table illustrates the asset allocation of each Fund to the underlying asset class allocation targets as of May 31, 2010.

Underlying Asset Allocation Targets(8)	ING Strategic Allocation Conservative Fund	ING Strategic Allocation Growth Fund	ING Strategic Allocation Moderate Fund
U.S. Large-Capitalization Stocks	20%	37%	28%
U.S. Mid-Capitalization Stocks	4%	9%	6%
U.S. Small-Capitalization Stocks	4%	9%	6%
Non-U.S./International Stocks	13%	25%	20%
Real Estate Stocks	4%	5%	5%
Fixed-Income Securities	50%	13%	32%
Cash	5%	2%	3%

	100%	100%	100%

(8)

Fund’s current approximate target investment allocations (expressed as a percentage of its net assets). As these are target allocations, the actual allocations of each Fund’s assets may deviate from the percentages shown. Although the Funds expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

All indices are unmanaged.

An investor cannot invest directly in an index.

9

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2009 to May 31, 2010. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2009	Ending Account Value May 31, 2010	Annualized Expense Ratio*	Expenses Paid During the Period Ended May 31, 2010**	Beginning Account Value December 1, 2009	Ending Account Value May 31, 2010	Annualized Expense Ratio*	Expenses Paid During the Period Ended May 31, 2010**
ING Strategic Allocation Conservative Fund
Class A	$1,000.00	$1,009.30	0.59%	$2.96	$1,000.00	$1,021.99	0.59%	$2.97
Class B	1,000.00	1,005.90	1.34	6.70	1,000.00	1,018.25	1.34	6.74
Class C	1,000.00	1,006.20	1.34	6.70	1,000.00	1,018.25	1.34	6.74
Class I	1,000.00	1,011.60	0.34	1.71	1,000.00	1,023.24	0.34	1.72
Class O	1,000.00	1,008.30	0.59	2.95	1,000.00	1,021.99	0.59	2.97
ING Strategic Allocation Growth Fund
Class A	$1,000.00	$988.00	0.50%	$2.48	$1,000.00	$1,022.44	0.50%	$2.52
Class B	1,000.00	984.30	1.25	6.18	1,000.00	1,018.70	1.25	6.29
Class C	1,000.00	983.70	1.25	6.18	1,000.00	1,018.70	1.25	6.29
Class I	1,000.00	989.20	0.25	1.24	1,000.00	1,023.68	0.25	1.26
Class O	1,000.00	988.30	0.50	2.48	1,000.00	1,022.44	0.50	2.52

10

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2009	Ending Account Value May 31, 2010	Annualized Expense Ratio*	Expenses Paid During the Period Ended May 31, 2010**	Beginning Account Value December 1, 2009	Ending Account Value May 31, 2010	Annualized Expense Ratio*	Expenses Paid During the Period Ended May 31, 2010**
ING Strategic Allocation Moderate Fund
Class A	$1,000.00	$996.60	0.54%	$2.69	$1,000.00	$1,022.24	0.54%	$2.72
Class B	1,000.00	992.30	1.29	6.41	1,000.00	1,018.50	1.29	6.49
Class C	1,000.00	993.20	1.29	6.41	1,000.00	1,018.50	1.29	6.49
Class I	1,000.00	998.90	0.29	1.45	1,000.00	1,023.49	0.29	1.46
Class O	1,000.00	996.70	0.54	2.69	1,000.00	1,022.24	0.54	2.72

*	The annualized expense ratios do not include expenses of Underlying Funds.
**	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Series Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund, and ING Strategic Allocation Moderate Fund, each a series of ING Series Funds, Inc., as of May 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of May 31, 2010, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 23, 2010

12

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2010

	ING Strategic Allocation Conservative Fund	ING Strategic Allocation Growth Fund	ING Strategic Allocation Moderate Fund
ASSETS:
Investments in affiliated underlying funds*	$22,210,471	$41,471,436	$42,918,464
Short-term investments in affiliated underlying funds**	1,218,728	915,877	1,411,030
Cash	989,500	1,615,278	1,362,322
Receivables:
Investments in affiliated underlying funds sold	—	31,122	41,790
Fund shares sold	46,406	12,171	11,471
Dividends from affiliated underlying funds	51,181	25,355	72,611
Prepaid expenses	19,326	19,751	19,394
Reimbursement due from manager	438	15,732	5,451

Total assets	24,536,050	44,106,722	45,842,533

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	189,488	24,893	87,818
Payable for fund shares redeemed	38,602	29,991	39,890
Payable to affiliates	12,522	20,556	21,722
Payable for directors fees	1,190	3,032	2,719
Other accrued expenses and liabilities	32,078	58,762	54,438

Total liabilities	273,880	137,234	206,587

NET ASSETS	$24,262,170	$43,969,488	$45,635,946

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$30,056,128	$58,536,572	$61,473,350
Undistributed net investment income	191,776	13,785	209,678
Accumulated net realized loss	(5,901,293)	(13,886,308)	(14,553,359)
Net unrealized depreciation	(84,441)	(694,561)	(1,493,723)

NET ASSETS	$24,262,170	$43,969,488	$45,635,946

* Cost of investments in affiliated underlying funds	$22,294,912	$42,165,982	$44,413,291
** Cost of short-term investments in affiliated underlying funds	$1,218,728	$915,877	$1,411,030

See Accompanying Notes to Financial Statements

13

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2010 (CONTINUED)

	ING Strategic Allocation Conservative Fund	ING Strategic Allocation Growth Fund	ING Strategic Allocation Moderate Fund
Class A:
Net assets	$12,992,027	$17,297,144	$25,441,800
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,602,309	2,202,479	3,106,121
Net asset value and redemption price per share	$8.11	$7.85	$8.19
Maximum offering price per share (5.75%)(1)	$8.60	$8.33	$8.69
Class B:
Net assets	$2,897,725	$5,033,036	$5,246,057
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	358,616	649,465	646,735
Net asset value, redemption price and maximum offering price per share(2)	$8.08	$7.75	$8.11
Class C:
Net assets	$2,034,588	$1,556,045	$1,859,070
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	250,381	200,246	226,576
Net asset value, redemption price and maximum offering price per share(2)	$8.13	$7.77	$8.21
Class I:
Net assets	$339,558	$490,146	$590,766
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	41,323	61,853	71,551
Net asset value, redemption price and maximum offering price per share	$8.22	$7.92	$8.26
Class O:
Net assets	$5,998,272	$19,593,117	$12,498,253
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	742,820	2,512,258	1,537,209
Net asset value, redemption price and maximum offering price per share	$8.08	$7.80	$8.13

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

14

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2010

	ING Strategic Allocation Conservative Fund	ING Strategic Allocation Growth Fund	ING Strategic Allocation Moderate Fund
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$1,050,092	$899,460	$1,522,655
Interest	172	247	324

Total investment income	1,050,264	899,707	1,522,979

EXPENSES:
Investment management fees	19,755	37,725	38,230
Distribution and service fees:
Class A	31,810	47,729	65,410
Class B	31,966	61,757	65,248
Class C	23,311	17,913	17,864
Class O	14,747	47,798	31,100
Transfer agent fees	26,504	71,255	48,707
Administrative service fees	19,755	37,725	38,230
Shareholder reporting expense	6,350	12,641	17,947
Registration fees	59,048	59,763	59,097
Professional fees	26,344	45,458	23,393
Custody and accounting expense	1,315	3,048	2,677
Directors fees	721	2,734	4,362
Miscellaneous expense	3,016	4,876	7,641

Total expenses	264,642	450,422	419,906
Net waived and reimbursed fees	(78,176)	(156,020)	(100,611)

Net expenses	186,466	294,402	319,295

Net investment income	863,798	605,305	1,203,684

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Sale of affiliated underlying funds	(1,431,748)	(5,992,452)	(4,129,022)
Foreign currency related transactions	41	543	17

Net realized loss	(1,431,707)	(5,991,909)	(4,129,005)

Net change in unrealized appreciation or depreciation on:
Affiliated underlying funds	3,972,487	12,420,710	9,801,561
Foreign currency related transactions	(111)	(775)	(878)

Net change in unrealized appreciation or depreciation	3,972,376	12,419,935	9,800,683

Net realized and unrealized gain	2,540,669	6,428,026	5,671,678

Increase in net assets resulting from operations	$3,404,467	$7,033,331	$6,875,362

See Accompanying Notes to Financial Statements

15

STATEMENTS OF CHANGES IN NET ASSETS

	ING Strategic Allocation Conservative Fund		ING Strategic Allocation Growth Fund
	Year Ended May 31, 2010	Year Ended May 31, 2009	Year Ended May 31, 2010	Year Ended May 31, 2009
FROM OPERATIONS:
Net investment income	$863,798	$778,655	$605,305	$993,606
Net realized loss	(1,431,707)	(4,107,838)	(5,991,909)	(7,757,082)
Net change in unrealized appreciation or depreciation	3,972,376	(4,200,438)	12,419,935	(14,694,995)

Increase (decrease) in net assets resulting from operations	3,404,467	(7,529,621)	7,033,331	(21,458,471)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(391,721)	(787,183)	(247,558)	(631,437)
Class B	(82,252)	(191,868)	(38,053)	(170,048)
Class C	(52,255)	(128,431)	(8,683)	(46,908)
Class I	(18,083)	(50,854)	(11,689)	(70,532)
Class O	(186,984)	(291,239)	(268,209)	(496,626)
Net realized gains:
Class A	—	(218,462)	—	(1,296,798)
Class B	—	(63,466)	—	(532,577)
Class C	—	(41,937)	—	(132,126)
Class I	—	(13,405)	—	(131,457)
Class O	—	(80,556)	—	(997,698)
Return of capital:
Class A	—	—	—	(25,386)
Class B	—	—	—	(10,425)
Class C	—	—	—	(2,586)
Class I	—	—	—	(2,573)
Class O	—	—	—	(19,531)

Total distributions	(731,295)	(1,867,401)	(574,192)	(4,566,708)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,440,618	9,327,301	10,679,377	15,524,753
Reinvestment of distributions	505,924	1,375,702	305,070	3,002,496

	5,946,542	10,703,003	10,984,447	18,527,249
Cost of shares redeemed	(7,678,351)	(16,289,313)	(16,589,316)	(22,323,140)

Net decrease in net assets resulting from capital share transactions	(1,731,809)	(5,586,310)	(5,604,869)	(3,795,891)

Net increase (decrease) in net assets	941,363	(14,983,332)	854,270	(29,821,070)

NET ASSETS:
Beginning of year	23,320,807	38,304,139	43,115,218	72,936,288

End of year	$24,262,170	$23,320,807	$43,969,488	$43,115,218

Undistributed net investment income at end of year	$191,776	$75,606	$13,785	$—

See Accompanying Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

	ING Strategic Allocation Moderate Fund
	Year Ended May 31, 2010	Year Ended May 31, 2009
FROM OPERATIONS:
Net investment income	$1,203,684	$1,350,303
Net realized loss	(4,129,005)	(10,019,610)
Net change in unrealized appreciation or depreciation	9,800,683	(12,320,822)

Increase (decrease) in net assets resulting from operations	6,875,362	(20,990,129)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(577,990)	(1,318,730)
Class B	(93,719)	(328,429)
Class C	(30,673)	(64,973)
Class I	(17,134)	(86,696)
Class O	(284,621)	(513,072)
Net realized gains:
Class A	—	(1,573,732)
Class B	—	(506,183)
Class C	—	(96,207)
Class I	—	(96,858)
Class O	—	(605,822)

Total distributions	(1,004,137)	(5,190,702)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,664,618	16,916,627
Reinvestment of distributions	703,855	3,967,737

	9,368,473	20,884,364
Cost of shares redeemed	(13,271,830)	(32,281,247)

Net decrease in net assets resulting from capital share transactions	(3,903,357)	(11,396,883)

Net increase (decrease) in net assets	1,967,868	(37,577,714)

NET ASSETS:
Beginning of year	43,668,078	81,245,792

End of year	$45,635,946	$43,668,078

Undistributed net investment income at end of year	$209,678	$34,795

See Accompanying Notes to Financial Statements

17

FINANCIAL  HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions from						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gains	Return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(3)(4)		Net assets, end of year or period (000's)	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($)	(%)
ING Strategic Allocation Conservative Fund
Class A
05-31-10	7.27	0.29	•	0.81	1.10	0.26	—	—	0.26	8.11	15.09	0.91	0.59	†	0.59	†	3.64	†	12,992	45
05-31-09	9.97	0.27		(2.37)	(2.10)	0.47	0.13	—	0.60	7.27	(20.93)	1.20	0.62		0.62		3.07		11,867	40
05-31-08	11.10	0.31		(0.45)	(0.14)	0.31	0.68	—	0.99	9.97	(1.40)	1.62	1.06	†	1.06	†	2.74	†	19,306	523
05-31-07	10.49	0.31	•	0.88	1.19	0.31	0.27	—	0.58	11.10	11.55	1.47	1.15	†	1.15	†	2.89	†	24,216	326
05-31-06	10.65	0.25		0.15	0.40	0.22	0.34	—	0.56	10.49	3.82	1.38	1.15		1.15		2.28		30,763	364
Class B
05-31-10	7.25	0.24	•	0.79	1.03	0.20	—	—	0.20	8.08	14.19	1.66	1.34	†	1.34	†	2.99	†	2,898	45
05-31-09	9.92	0.20		(2.34)	(2.14)	0.40	0.13	—	0.53	7.25	(21.53)	1.95	1.37		1.37		2.39		3,081	40
05-31-08	11.06	0.20	•	(0.42)	(0.22)	0.24	0.68	—	0.92	9.92	(2.15)	2.37	1.81	†	1.81	†	1.94	†	5,529	523
05-31-07	10.47	0.22		0.88	1.10	0.24	0.27	—	0.51	11.06	10.69	2.22	1.90	†	1.90	†	2.16	†	5,224	326
05-31-06	10.65	0.17	•	0.16	0.33	0.17	0.34	—	0.51	10.47	3.13	2.13	1.90		1.90		1.60		4,694	364
Class C
05-31-10	7.29	0.23	•	0.80	1.03	0.19	—	—	0.19	8.13	14.15	1.66	1.34	†	1.34	†	2.86	†	2,035	45
05-31-09	9.97	0.20		(2.35)	(2.15)	0.40	0.13	—	0.53	7.29	(21.45)	1.95	1.37		1.37		2.34		2,334	40
05-31-08	11.16	0.20	•	(0.42)	(0.22)	0.29	0.68	—	0.97	9.97	(2.17)	2.37	1.81	†	1.81	†	1.89	†	3,370	523
05-31-07	10.57	0.24	•	0.88	1.12	0.26	0.27	—	0.53	11.16	10.73	2.22	1.90	†	1.90	†	2.18	†	1,516	326
05-31-06	10.74	0.18	•	0.14	0.32	0.15	0.34	—	0.49	10.57	3.04	2.13	1.90		1.90		1.63		1,002	364
Class I
05-31-10	7.37	0.33	•	0.80	1.13	0.28	—	—	0.28	8.22	15.30	0.66	0.34	†	0.34	†	4.04	†	340	45
05-31-09	10.10	0.27	•	(2.37)	(2.10)	0.50	0.13	—	0.63	7.37	(20.68)	0.95	0.37		0.37		3.18		749	40
05-31-08	11.24	0.32	•	(0.44)	(0.12)	0.34	0.68	—	1.02	10.10	(1.20)	1.37	0.81	†	0.81	†	2.97	†	3,264	523
05-31-07	10.62	0.34		0.89	1.23	0.34	0.27	—	0.61	11.24	11.79	1.22	0.90	†	0.90	†	3.05	†	4,719	326
05-31-06	10.77	0.27	•	0.17	0.44	0.25	0.34	—	0.59	10.62	4.13	1.13	0.90		0.90		2.52		8,609	364
Class O
05-31-10	7.25	0.29	•	0.80	1.09	0.26	—	—	0.26	8.08	15.02	0.91	0.59	†	0.59	†	3.66	†	5,998	45
05-31-09	9.94	0.29		(2.38)	(2.09)	0.47	0.13	—	0.60	7.25	(20.85)	1.20	0.62		0.62		3.04		5,290	40
05-31-08	11.08	0.27	•	(0.41)	(0.14)	0.32	0.68	—	1.00	9.94	(1.36)	1.62	1.06	†	1.06	†	2.63	†	6,835	523
11-15-06(5) - 05-31-07	11.08	0.19	•	0.42	0.61	0.34	0.27	—	0.61	11.08	5.69	1.47	1.15	†	1.15	†	3.19	†	3,465	326

See Accompanying Notes to Financial Statements

18

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions from						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gains	Return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(3)(4)		Net assets, end of year or period (000's)	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($)	(%)
ING Strategic Allocation Growth Fund
Class A
05-31-10	6.85	0.11	•	1.00	1.11	0.11	—	—	0.11	7.85	16.11	0.83	0.50	†	0.50	†	1.39	†	17,297	90
05-31-09	11.25	0.20		(3.77)	(3.57)	0.27	0.55	0.01	0.83	6.85	(31.47)	1.16	0.54		0.54		2.25		17,694	29
05-31-08	13.85	0.16		(1.09)	(0.93)	0.18	1.49	—	1.67	11.25	(7.07)	1.50	1.15	†	1.15	†	1.10	†	29,438	336
05-31-07	12.36	0.16	•	2.05	2.21	0.17	0.55	—	0.72	13.85	18.35	1.33	1.25	†	1.25	†	1.27	†	50,315	219
05-31-06	11.43	0.13		0.90	1.03	0.10	—	—	0.10	12.36	9.04	1.28	1.25		1.25		1.11		58,010	242
Class B
05-31-10	6.76	0.06		0.98	1.04	0.05	—	—	0.05	7.75	15.33	1.58	1.25	†	1.25	†	0.70	†	5,033	90
05-31-09	11.06	0.14		(3.70)	(3.56)	0.18	0.55	0.01	0.74	6.76	(32.00)	1.91	1.29		1.29		1.50		6,227	29
05-31-08	13.64	0.05		(1.07)	(1.02)	0.07	1.49	—	1.56	11.06	(7.81)	2.25	1.90	†	1.90	†	0.34	†	13,280	336
05-31-07	12.20	0.06		2.02	2.08	0.09	0.55	—	0.64	13.64	17.46	2.08	2.00	†	2.00	†	0.53	†	19,620	219
05-31-06	11.31	0.05	•	0.89	0.94	0.05	—	—	0.05	12.20	8.29	2.03	2.00		2.00		0.45		16,745	242
Class C
05-31-10	6.78	0.05		0.98	1.03	0.04	—	—	0.04	7.77	15.20	1.58	1.25	†	1.25	†	0.60	†	1,556	90
05-31-09	11.11	0.13		(3.70)	(3.57)	0.20	0.55	0.01	0.76	6.78	(31.93)	1.91	1.29		1.29		1.61		1,750	29
05-31-08	13.71	0.04		(1.06)	(1.02)	0.09	1.49	—	1.58	11.11	(7.77)	2.25	1.90	†	1.90	†	0.34	†	2,707	336
05-31-07	12.27	0.07	•	2.03	2.10	0.11	0.55	—	0.66	13.71	17.52	2.08	2.00	†	2.00	†	0.57	†	3,038	219
05-31-06	11.38	0.05	•	0.88	0.93	0.04	—	—	0.04	12.27	8.22	2.03	2.00		2.00		0.40		1,569	242
Class I
05-31-10	6.91	0.12	•	1.02	1.14	0.13	—	—	0.13	7.92	16.39	0.58	0.25	†	0.25	†	1.57	†	490	90
05-31-09	11.35	0.17	•	(3.75)	(3.58)	0.30	0.55	0.01	0.86	6.91	(31.29)	0.91	0.29		0.29		2.00		1,574	29
05-31-08	13.97	0.17	•	(1.08)	(0.91)	0.22	1.49	—	1.71	11.35	(6.88)	1.25	0.90	†	0.90	†	1.33	†	8,794	336
05-31-07	12.46	0.19	•	2.08	2.27	0.21	0.55	—	0.76	13.97	18.67	1.08	1.00	†	1.00	†	1.47	†	16,647	219
05-31-06	11.52	0.16	•	0.91	1.07	0.13	—	—	0.13	12.46	9.31	1.03	1.00		1.00		1.34		22,489	242
Class O
05-31-10	6.81	0.11		0.99	1.10	0.11	—	—	0.11	7.80	16.10	0.83	0.50	†	0.50	†	1.42	†	19,593	90
05-31-09	11.19	0.20		(3.74)	(3.54)	0.28	0.55	0.01	0.84	6.81	(31.39)	1.16	0.54		0.54		2.29		15,871	29
05-31-08	13.81	0.13	•	(1.06)	(0.93)	0.20	1.49	—	1.69	11.19	(7.10)	1.50	1.15	†	1.15	†	1.05	†	18,717	336
11-15-06(5) - 05-31-07	13.29	0.12	•	1.16	1.28	0.21	0.55	—	0.76	13.81	10.04	1.33	1.25	†	1.25	†	1.73	†	10,384	219

See Accompanying Notes to Financial Statements

19

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions from						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gains	Return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(3)(4)		Net assets, end of year or period (000's)	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($)	(%)
ING Strategic Allocation Moderate Fund
Class A
05-31-10	7.24	0.22	•	0.92	1.14	0.19	—	—	0.19	8.19	15.63	0.75	0.54	†	0.54	†	2.64	†	25,442	85
05-31-09	11.15	0.26		(3.23)	(2.97)	0.43	0.51	—	0.94	7.24	(26.37)	1.03	0.58		0.58		2.69		23,534	39
05-31-08	13.21	0.24		(0.88)	(0.64)	0.24	1.18	—	1.42	11.15	(5.12)	1.40	1.11	†	1.11	†	1.73	†	39,598	394
05-31-07	11.99	0.22	•	1.63	1.85	0.22	0.41	—	0.63	13.21	15.79	1.34	1.20	†	1.20	†	1.81	†	63,329	246
05-31-06	11.44	0.18		0.53	0.71	0.16	—	—	0.16	11.99	6.27	1.29	1.20		1.20		1.56		67,701	290
Class B
05-31-10	7.16	0.15	•	0.92	1.07	0.12	—	—	0.12	8.11	14.89	1.50	1.29	†	1.29	†	1.91	†	5,246	85
05-31-09	11.00	0.20		(3.20)	(3.00)	0.33	0.51	—	0.84	7.16	(27.03)	1.78	1.33		1.33		1.92		6,760	39
05-31-08	13.04	0.13		(0.85)	(0.72)	0.14	1.18	—	1.32	11.00	(5.82)	2.15	1.86	†	1.86	†	0.97	†	14,204	394
05-31-07	11.86	0.13		1.60	1.73	0.14	0.41	—	0.55	13.04	14.88	2.09	1.95	†	1.95	†	1.07	†	19,152	246
05-31-06	11.35	0.10	•	0.52	0.62	0.11	—	—	0.11	11.86	5.47	2.04	1.95		1.95		0.87		17,363	290
Class C
05-31-10	7.26	0.15		0.94	1.09	0.14	—	—	0.14	8.21	14.92	1.50	1.29	†	1.29	†	1.92	†	1,859	85
05-31-09	11.15	0.20		(3.23)	(3.03)	0.35	0.51	—	0.86	7.26	(26.98)	1.78	1.33		1.33		2.01		1,497	39
05-31-08	13.21	0.11	•	(0.84)	(0.73)	0.15	1.18	—	1.33	11.15	(5.81)	2.15	1.86	†	1.86	†	0.95	†	2,314	394
05-31-07	12.02	0.14	•	1.63	1.77	0.17	0.41	—	0.58	13.21	14.97	2.09	1.95	†	1.95	†	1.09	†	2,452	246
05-31-06	11.49	0.10	•	0.53	0.63	0.10	—	—	0.10	12.02	5.52	2.04	1.95		1.95		0.86		1,455	290
Class I
05-31-10	7.28	0.23	•	0.95	1.18	0.20	—	—	0.20	8.26	16.22	0.50	0.29	†	0.29	†	2.77	†	591	85
05-31-09	11.28	0.23	•	(3.26)	(3.03)	0.46	0.51	—	0.97	7.28	(26.66)	0.78	0.33		0.33		2.35		1,148	39
05-31-08	13.35	0.24	•	(0.85)	(0.61)	0.28	1.18	—	1.46	11.28	(4.87)	1.15	0.86	†	0.86	†	1.96	†	11,630	394
05-31-07	12.11	0.26		1.65	1.91	0.26	0.41	—	0.67	13.35	16.09	1.09	0.95	†	0.95	†	2.03	†	14,612	246
05-31-06	11.55	0.21	•	0.54	0.75	0.19	—	—	0.19	12.11	6.54	1.04	0.95		0.95		1.73		16,763	290
Class O
05-31-10	7.19	0.22	•	0.91	1.13	0.19	—	—	0.19	8.13	15.62	0.75	0.54	†	0.54	†	2.66	†	12,498	85
05-31-09	11.09	0.27		(3.22)	(2.95)	0.44	0.51	—	0.95	7.19	(26.37)	1.03	0.58		0.58		2.68		10,729	39
05-31-08	13.16	0.20	•	(0.83)	(0.63)	0.26	1.18	—	1.44	11.09	(5.09)	1.40	1.11	†	1.11	†	1.67	†	13,500	394
11-15-06(5) - 05-31-07	12.80	0.15	•	0.88	1.03	0.26	0.41	—	0.67	13.16	8.33	1.34	1.20	†	1.20	†	2.22	†	6,966	246

See Accompanying Notes to Financial Statements

20

FINANCIAL HIGHLIGHTS  (CONTINUED)

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Ratios do not include expenses of Underlying Funds.
(3)	Annualized for periods less than one year.
(4)

Expense ratios reflect operating expenses of a Fund. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(5)	Commencement of operations.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.
††	Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Funds invest.
•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

21

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2010

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are fifteen separate active investment series that comprise the Company. The three series (each, a “Fund” and collectively, the “Funds”) that are in this report are: Strategic Allocation Conservative, Strategic Allocation Growth and Strategic Allocation Moderate.

Each Fund offers the following classes of shares: Class A, Class B, Class C, Class I and Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from a Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its average net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, transfer agency out-of-pocket expenses, and offering costs) are charged directly to that Fund. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees.

Class B shares of the Funds are closed to new investment, provided that: (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B Shares of the Funds; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the ING Mutual Funds Complex. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

ING Investments, LLC (“ING Investments” or “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. ING Investments has engaged ING Investment

Management Co. (“ING IM” or “Sub-Adviser”), a Connecticut corporation, to serve as the Sub-Adviser to the Funds. ING Funds Distributor, LLC (“IFD” or the “Distributor”) is the principal underwriter of the Funds. ING Investments, ING IM and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank’s core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep’s Debt/Equity ratio.

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan (“Restructuring Plan”) was submitted to the European Commission (“EC”), which approved it on November 18, 2009. ING Groep expects that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep represented that it will explore all options, including initial public offerings, sales or combinations thereof.

On December 21, 2009, ING Groep announced that it has completed its planned repurchase of EUR 5 billion of Core Tier 1 securities issued in November 2008 to the Dutch state and its EUR 7.5 billion rights issue.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A. Security Valuation. The valuations of the Funds’ investments in Underlying Funds are based on the NAVs of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated fair value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which approximates fair value.

22

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING

POLICIES (continued)

Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement data. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

For the year ended May 31, 2010, there have been no significant changes to the fair valuation methodologies.

The Funds classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from the difference between the amounts of foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of foreign/withholding tax reclaim receivables at fiscal year end, resulting from changes in the exchange rate.

D. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

E. Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of each Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.

23

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Indemnifications. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management believes based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2010, the cost of purchases and proceeds from the sales of affiliated Underlying Funds were as follows:

	Purchases	Sales
Strategic Allocation Conservative	$10,128,300	$11,946,078
Strategic Allocation Growth	39,768,581	45,576,539
Strategic Allocation Moderate	37,905,907	41,928,150

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement (“Management Agreement”) with ING Investments. During periods when each Fund invests all, or substantially all of its assets in another investment company, the Management Agreement compensates the Investment Adviser with a fee of 0.08%, computed daily and payable monthly, based on the average daily net assets of each Fund.

During periods when the Funds invest directly in investment securities, each Fund pays the Investment Adviser a fee, computed daily and payable monthly, based on the average daily net assets of each Fund at the following annual rates:

0.800% on the first $500 million, 0.775% on the next $500 million, 0.750% on the next $500 million, 0.725% on the next $500 million and 0.700% in excess of $2 billion.

The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

The Investment Adviser previously had entered into a service agreement (“Service Agreement”) with ING Life Insurance and Annuity Company (“ILIAC”), an indirect, wholly-owned subsidiary of ING Groep, under which ILIAC provided various administrative and shareholder services to certain Class A and Class I shareholders of the Funds that purchased their shares through ILIAC. In exchange for these services, the Investment Adviser paid ILIAC a fee of up to 0.04% of the average daily net assets associated with those shares. The Service Agreement expired on January 1, 2010. For the period ended January 1, 2010, ILIAC received $10,712.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund, except Class I, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O
Strategic Allocation Conservative	0.25%	1.00%	1.00%	0.25%
Strategic Allocation Growth	0.25%	1.00%	1.00%	0.25%
Strategic Allocation Moderate	0.25%	1.00%	1.00%	0.25%

24

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2010 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

The Distributor also retains the proceeds of the initial sales charge paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class C shares. For the year ended May 31, 2010, the Distributor retained the following amounts in sales charges:

Class A Shares
Initial Sales Charges:
Strategic Allocation Conservative	$1,751
Strategic Allocation Growth	4,480
Strategic Allocation Moderate	2,329

Class C Shares
Contingent Deferred Sales Charges
Strategic Allocation Conservative	$128
Strategic Allocation Growth	241
Strategic Allocation Moderate	63

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At May 31, 2010, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Strategic Allocation Conservative	$2,419	$1,671	$8,432	$12,522
Strategic Allocation Growth	3,602	3,082	13,872	20,556
Strategic Allocation Moderate	4,089	3,178	14,455	21,722

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At May 31, 2010, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ILIAC — Strategic Allocation Conservative (15.87%); Strategic Allocation Growth (12.77%); Strategic Allocation Moderate (18.67%)

ING National Trust — Strategic Allocation Conservative (19.53%); Strategic Allocation Growth (10.57%); Strategic Allocation Moderate (22.83%)

Sharebuilder Securities Corp — Strategic Allocation Conservative (23.91%); Strategic Allocation Growth (43.57%); Strategic Allocation Moderate (26.59%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2010, the Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceed 5% of total liabilities:

Fund	Accrued Expenses	Amount
Strategic Allocation Growth	Transfer Agent	$19,453
	Professional	22,184
	Postage	9,467
Strategic Allocation Moderate	Transfer Agent	13,581
	Professional	22,665

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

ING Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each of the Funds whereby the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O
Strategic Allocation Conservative(1)	1.15%	1.90%	1.90%	0.90%	1.15%
Strategic Allocation Growth(1)	1.25%	2.00%	2.00%	1.00%	1.25%
Strategic Allocation Moderate(1)	1.20%	1.95%	1.95%	0.95%	1.20%

(1)

These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Fund will vary based on each Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on

25

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2010 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of May 31, 2010, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	May 31,
	2011	2012	2013	Total
Strategic Allocation Conservative	$214,496	$153,854	$78,176	$446,526
Strategic Allocation Growth	292,987	293,660	156,020	742,667
Strategic Allocation Moderate	268,958	241,012	100,611	610,581

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, are a party to an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The Funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the year ended May 31, 2010, the Funds did not have any loans outstanding under the line of credit.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Strategic Allocation Conservative
Class A
05-31-10	383,975	46,567	(459,949)	(29,407)	3,097,371	378,588	(3,710,577)	(234,618)
05-31-09	542,109	135,926	(982,163)	(304,128)	4,318,017	971,873	(7,837,855)	(2,547,965)
Class B
05-31-10	50,259	8,384	(124,833)	(66,190)	404,424	68,163	(1,002,909)	(530,322)
05-31-09	166,159	25,575	(324,294)	(132,560)	1,334,147	182,863	(2,546,724)	(1,029,714)
Class C
05-31-10	55,913	4,176	(130,032)	(69,943)	444,102	34,115	(1,048,482)	(570,265)
05-31-09	125,671	17,441	(160,766)	(17,654)	1,003,255	125,226	(1,224,813)	(96,332)
Class I
05-31-10	6,065	2,197	(68,624)	(60,362)	49,361	18,082	(563,971)	(496,528)
05-31-09	24,934	8,888	(255,259)	(221,437)	197,348	64,258	(2,366,575)	(2,104,969)
Class O
05-31-10	180,403	861	(168,514)	12,750	1,445,360	6,976	(1,352,412)	99,924
05-31-09	328,966	4,428	(291,245)	42,149	2,474,534	31,482	(2,313,346)	192,670

26

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2010 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Strategic Allocation Growth
Class A
05-31-10	555,607	29,949	(966,475)	(380,919)	4,392,647	243,784	(7,689,025)	(3,052,594)
05-31-09	542,134	289,548	(865,806)	(34,124)	4,108,648	1,925,493	(6,831,754)	(797,613)
Class B
05-31-10	56,733	4,069	(332,382)	(271,580)	431,674	32,754	(2,593,802)	(2,129,374)
05-31-09	115,602	89,468	(484,646)	(279,576)	893,166	589,596	(3,777,910)	(2,295,148)
Class C
05-31-10	39,480	954	(98,453)	(58,019)	302,473	7,707	(774,289)	(464,109)
05-31-09	50,953	25,458	(61,909)	14,502	402,076	168,025	(473,008)	97,093
Class I
05-31-10	7,613	1,425	(175,131)	(166,093)	59,151	11,689	(1,420,421)	(1,349,581)
05-31-09	49,249	30,486	(626,349)	(546,614)	476,527	204,560	(6,106,600)	(5,425,513)
Class O
05-31-10	706,341	1,185	(527,250)	180,276	5,493,432	9,136	(4,111,779)	1,390,789
05-31-09	1,360,541	17,381	(718,825)	659,097	9,644,336	114,822	(5,133,868)	4,625,290
Strategic Allocation Moderate
Class A
05-31-10	653,094	67,913	(867,473)	(146,466)	5,378,564	567,750	(7,207,498)	(1,261,184)
05-31-09	433,870	403,164	(1,136,398)	(299,364)	3,580,156	2,846,340	(9,486,146)	(3,059,650)
Class B
05-31-10	24,194	10,275	(331,457)	(296,988)	192,185	85,387	(2,704,384)	(2,426,812)
05-31-09	115,640	102,434	(565,471)	(347,397)	919,133	718,059	(4,653,999)	(3,016,807)
Class C
05-31-10	54,615	2,891	(37,095)	20,411	452,022	24,285	(304,292)	172,015
05-31-09	46,353	17,306	(65,126)	(1,467)	359,557	122,874	(522,832)	(40,401)
Class I
05-31-10	10,641	2,035	(98,961)	(86,285)	87,578	17,134	(831,189)	(726,477)
05-31-09	576,808	25,672	(1,475,851)	(873,371)	6,283,848	183,552	(13,640,638)	(7,173,238)
Class O
05-31-10	315,454	1,120	(272,386)	44,188	2,554,269	9,299	(2,224,467)	339,101
05-31-09	764,712	13,825	(502,913)	275,624	5,773,933	96,912	(3,977,632)	1,893,213

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see the Funds’ most recent Prospectus and/or the Statement of Additional Information.

The Funds are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Funds. Furthermore, the Investment Adviser’s allocation of the Funds’ assets may not anticipate market trends

27

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2010 (CONTINUED)

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS (continued)

successfully. Assets will be allocated among Underlying Funds and markets based on judgments made by the Investment Adviser. There is a risk that a Fund may allocate assets to an asset class or market that underperforms other Underlying Funds. For example, a Fund may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds and certain Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds and certain Underlying Funds. Foreign investments may also subject the Funds or Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds’ or Underlying Funds’ investments.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of May 31, 2010:

	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
Strategic Allocation Conservative	$(16,333)	$16,333
Strategic Allocation Growth	(17,328)	17,328
Strategic Allocation Moderate	(24,664)	24,664

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2010	Year Ended May 31, 2009
	Ordinary Income	Ordinary Income	Long-Term Capital Gains	Return of Capital
Strategic Allocation Conservative	$731,295	$1,450,614	$416,787	$—
Strategic Allocation Growth	574,192	1,416,342	3,089,865	60,501
Strategic Allocation Moderate	1,004,137	2,312,858	2,877,844	—

The tax-basis components of distributable earnings for federal income tax purposes as of May 31, 2010 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Strategic Allocation Conservative	$191,776	$(820,330)	$(1,579,950)	$(639,434)	2017
				(2,946,020)	2018

				$(3,585,454)

Strategic Allocation Growth	13,785	(5,445,942)	(131,511)	(652,900)	2017
				(8,350,516)	2018

				$(9,003,416)

Strategic Allocation Moderate	209,678	(4,058,712)	(2,872,065)	(1,079,974)	2017
				(8,036,331)	2018

				$(9,116,305)

28

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2010 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2005.

As of May 31, 2010, no provisions for income tax would be required in the Funds’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 13 —  SUBSEQUENT EVENTS

On March 11, 2010, the Board approved a proposal to reorganize Strategic Allocation Growth and Strategic Allocation Moderate into Strategic Allocation

Conservative (the “Reorganizations”). It is expected that the Reorganizations will occur on or about August 21, 2010. On March 11, 2010, the Board approved a proposal changing the principal investment strategies of Strategic Allocation Conservative and changing the Fund’s name from “ING Strategic Allocation Conservative Fund” to “ING Capital Allocation Fund,” to be effective on or about August 21, 2010. Additionally, effective on or about August 21, 2010, ING Alternative Beta Fund will be added as an Underlying Fund of ING Capital Allocation Fund.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

29

ING STRATEGIC ALLOCATION CONSERVATIVE FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2010

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 91.6%
224,221		ING Core Equity Research Fund - Class I	$2,251,179
65,043		ING Global Real Estate Fund - Class I	902,800
401,601		ING Index Plus International Equity Fund - Class I	2,815,222
1,316,396		ING Intermediate Bond Fund - Class I	12,202,994
57,108	@	ING MidCap Opportunities Fund - Class I	918,864
71,156	@	ING Small Company Fund - Class I	902,976
287,103		ING Tactical Asset Allocation Fund - Class I	2,216,436

		Total Investments in Affiliated Investment Companies (Cost $22,294,912)	22,210,471

SHORT-TERM INVESTMENTS: 5.0%
Affiliated Mutual Fund: 5.0%
1,218,728	ING Institutional Prime Money Market Fund - Class I		1,218,728

	Total Short-Term Investments (Cost $1,218,728)		1,218,728

	Total Investments in Affiliated Investment Companies (Cost $23,513,640)*	96.6%	$23,429,199
	Other Assets and Liabilities - Net	3.4	832,971

	Net Assets	100.0%	$24,262,170

@	Non-income producing security
*	Cost for federal income tax purposes is $24,249,529.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$475,794
Gross Unrealized Depreciation	(1,296,124)

Net Unrealized Depreciation	$(820,330)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2010 in valuing the Fund's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2010
Asset Table
Investments, at value
Affiliated Investment Companies	$22,210,471	$—	$—	$22,210,471
Short-Term Investments	1,218,728	—	—	1,218,728

Total Investments, at value	$23,429,199	$—	$—	$23,429,199

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

30

ING STRATEGIC ALLOCATION GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2010

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 94.3%
926,005		ING Core Equity Research Fund - Class I	$9,297,086
152,621		ING Global Real Estate Fund - Class I	2,118,380
1,449,304		ING Index Plus International Equity Fund - Class I	10,159,620
642,999		ING Intermediate Bond Fund - Class I	5,960,596
241,253	@	ING MidCap Opportunities Fund - Class I	3,881,753
300,559	@	ING Small Company Fund - Class I	3,814,098
808,278		ING Tactical Asset Allocation Fund - Class I	6,239,903

		Total Investments in Affiliated Investment Companies (Cost $42,165,982)	41,471,436

SHORT-TERM INVESTMENTS: 2.1%
Affiliated Mutual Fund: 2.1%
915,877	ING Institutional Prime Money Market Fund - Class I		915,877

	Total Short-Term Investments (Cost $915,877)		915,877

	Total Investments in Affiliated Investment Companies (Cost $43,081,859)*	96.4%	$42,387,313
	Other Assets and Liabilities - Net	3.6	1,582,175

	Net Assets	100.0%	$43,969,488

@	Non-income producing security
*	Cost for federal income tax purposes is $47,833,240.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$1,870,569
Gross Unrealized Depreciation	(7,316,496)

Net Unrealized Depreciation	$(5,445,927)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2010 in valuing the Fund's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2010
Asset Table
Investments, at value
Affiliated Investment Companies	$41,471,436	$—	$—	$41,471,436
Short-Term Investments	915,877	—	—	915,877

Total Investments, at value	$42,387,313	$—	$—	$42,387,313

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

31

ING STRATEGIC ALLOCATION MODERATE FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2010

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 94.0%
562,060		ING Core Equity Research Fund - Class I	$5,643,086
156,803		ING Global Real Estate Fund - Class I	2,176,419
1,191,019		ING Index Plus International Equity Fund - Class I	8,349,043
1,625,766		ING Intermediate Bond Fund - Class I	15,070,851
165,187	@	ING MidCap Opportunities Fund - Class I	2,657,856
205,792	@	ING Small Company Fund - Class I	2,611,502
830,273		ING Tactical Asset Allocation Fund - Class I	6,409,707
		Total Investments in Affiliated Investment Companies (Cost $44,413,291)	42,918,464

SHORT-TERM INVESTMENTS: 3.1%
Affiliated Mutual Fund: 3.1%
1,411,030	ING Institutional Prime Money Market Fund - Class I		1,411,030

	Total Short-Term Investments (Cost $1,411,030)		1,411,030

	Total Investments in Affiliated Investment Companies (Cost $45,824,321)*	97.1%	$44,329,494
	Other Assets and Liabilities - Net	2.9	1,306,452

	Net Assets	100.0%	$45,635,946

@	Non-income producing security
*	Cost for federal income tax purposes is $48,389,310.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$1,255,933
Gross Unrealized Depreciation	(5,315,749)

Net Unrealized Depreciation	$(4,059,816)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2010 in valuing the Fund's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2010
Asset Table
Investments, at value
Affiliated Investment Companies	$42,918,464	$—	$—	$42,918,464
Short-Term Investments	1,411,030	—	—	1,411,030

Total Investments, at value	$44,329,494	$—	$—	$44,329,494

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

32

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended May 31, 2010 were as follows:

Fund Name	Type	Per Share Amount

ING Strategic Allocation Conservative Fund
Class A	NII	$0.2578
Class B	NII	$0.1998
Class C	NII	$0.1923
Class I	NII	$0.2777
Class O	NII	$0.2594

ING Strategic Allocation Growth Fund
Class A	NII	$0.1074
Class B	NII	$0.0478
Class C	NII	$0.0419
Class I	NII	$0.1266
Class O	NII	$0.1102

ING Strategic Allocation Moderate Fund
Class A	NII	$0.1852
Class B	NII	$0.1190
Class C	NII	$0.1362
Class I	NII	$0.2046
Class O	NII	$0.1867

NII - Net investment income

Of the ordinary distributions made during the year ended May 31, 2010, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Strategic Allocation Conservative Fund	3.78%

ING Strategic Allocation Growth Fund	14.99%

ING Strategic Allocation Moderate Fund	6.43%

For the year ended May 31, 2010, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Strategic Allocation Conservative Fund	11.31%

ING Strategic Allocation Growth Fund	55.22%

ING Strategic Allocation Moderate Fund	22.81%

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

ING Strategic Allocation Conservative Fund	57.02%

ING Strategic Allocation Growth Fund	37.47%

ING Strategic Allocation Moderate Fund	53.03%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

33

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships held by Director
Independent Directors:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Chairman and Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present). Formerly, Director of Business and Economics Research Center, Middle Tennessee State University (1999 - 2002); Chief Economist, Marine Midland Bank (1987 - 1990); Various Management Positions, Marine Midland Bank (1978 - 1990). Ph.D Economics Published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, corporate finance and monetary policy.	41	Academy of Economics and Finance (February 2002 - Present).

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 74	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present). Formerly, Senior Adviser, Hambro America, Inc. (1993 - 2000); Executive Vice President of Investment Banking, Daiwa Securities America, Inc. (1986 - 1993).	41	None.

Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 72	Director	June 1991 - Present	President, Retirement Options, LLC, a training provider for retirement coaches (August 2009 - Present). Formerly, President, Thompson Enterprises (September 2004 - September 2005); Dean of the Barney School of Business, University of Hartford (August 1996 - June 2004). Various other academic positions (1969 - 1993) Certified Public Accountant Ph. D: Accounting and Business	41	MassMutual Corporate Investors and MassMutual Participation Investors (April 1997 - Present); MassMutual Premier Funds (December 2004 - Present), Chair of Audit Committee; and MML Series Investment Funds II, Chair of Audit Committee (December 2005 - Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Director	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present). Formerly, Senior Manager, Arthur Anderson LLP (1995 - 1999; Senior Manager, Coopers & Lybrand, LLP (1993 - 1995); Manager, Price Waterhouse (1988 - 1993); Second Vice President, Smith Barney (1985 - 1988); Consultant, Arthur Anderson & Co. (1984 - 1985). Currently, Member of Finance Committee, Windham Hospital.	41	None.

34

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships held by Director

Russell Jones 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Director	December 2007 - Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973 - March 2008). Independent Director and Chair of Contracts Committee, CIGNA Mutual Funds (1995 to 2005). Corporate Loan Officer and Credit Analyst, Hartford National Bank (1966 - 1973). President Hartford Area Business Economists (1987).	41	None.

Martin Gavin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona Age: 60	Director	January 2009 - Present	President, Connecticut Children’s Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children’s Medical Center (January 2006 - May 2006). Formerly, Executive and Senior Management for the Phoenix Companies, Inc. (1984 - 2000); Senior Management at CIGNA Corporation (1973 - 1984)	41	None.
Directors who are “Interested Persons:”

Shaun Mathews 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).	181	ING Retirement Holdings, Inc. (September 1998 - Present); ING Services Holding Company, Inc. (May 2000 - Present); ING Financial Advisers, LLC (April 2002 - Present); Southland Life Insurance Company (June 2002 - Present); ING Capital Corporation, LLC and ING Funds Distributor, LLC (December 2005 - Present); ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 - Present); and Directed Services, LLC (December 2006 - Present).

(1)	Directors/Trustees serve until their successors are duly elected and qualified.
(2)

For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Industrials, Infrastructure and Materials Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(4)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s/Trustee’s affiliation with any of the Funds, ING or any of ING’s affiliates.
(5)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that, was known as Pilgrim America Investments, Inc.

(6)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(7)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that, was known as Pilgrim America Group, Inc.

35

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s)- during the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Executive Vice President	April 2002 - Present	Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 2007 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 60	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); Executive Vice President of the ING Funds (March 2006 - Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009 - Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008 and October 2009 - Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - May 2006).

William Evans 10 State House Square Hartford, Ct 06103 Age: 37	Vice President	September 2007 - Present	Senior Vice President, ING Investment Management (March 2010 - Present) and Head of Manager Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Vice President	March 2003 - Present	Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); Director of Compliance, ING Investments, LLC(2) (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Funds Distributor, LLC(4) (April 2010 - Present). Formerly, Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - April 2010)

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Vice President	March 2006 - Present	Vice President, ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC(3) (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

36

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s)- during the Past Five Years

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	September 2003 - Present	Senior Vice President and Chief Counsel, ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Secretary	September 2003 - Present	Vice President and Senior Counsel, ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 34	Assistant Secretary	June 2008 - Present	Vice President and Counsel, ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

37

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a “Fund” and, collectively, the “Funds”) has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with each sub-adviser of the Funds (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2010, followed by specific considerations with respect to each Fund covered by this report (each a “Covered Fund”).

Overview of the Review Process

At a meeting of the Board held on December 16, 2009, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Advisory and

Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) data comparing the performance of certain Funds against “static portfolios” of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP,

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

legal counsel for the Independent Trustees (“Independent Counsel”) on behalf of the Independent Trustees.

The Contracts Committee began the formal review process in July 2009 when it met separately with Independent Counsel, to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the “Peer Group Methodology”). Prior to the July meeting, the Contracts Committee engaged an independent consultant (the “Independent Consultant”) to evaluate, and make recommendations with respect to, the Peer Group Methodolgy. The Independent Consultant’s findings were reported to the Contracts Committee at the July meeting and incorporated into the Peer Group Methodology approved by the Board. The Contracts Committee then held meetings on October 14-15, 2009 and December 14-15, 2009, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel, throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2010, the Board evaluated the nature, extent and quality of services provided to the

Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. The Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board considered information provided by management with respect to initiatives underway within ING Groep to establish an integrated global asset management firm (the “Global Transition”) that is expected to provide the benefits of centralized and collaborative operations to ING’s asset management business and may result in operational efficiencies that will benefit the Funds and shareholders of the Funds. The Board also considered the actions that have been taken by management to retain key investment management personnel during the Global Transition. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including,

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges. In that regard, the Board considered the potential impacts of any divestiture of its insurance business, which includes the investment management businesses, by ING Groep or significant change in structure of the investment management business, if any, on the services provided to the Funds by the Adviser and Sub-Advisers.

The Board also considered the Adviser’s responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; (iii) negotiating credit support from the Funds’ securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board’s approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Advisor and the applicable Sub-Advisers with respect to certain actions to be taken to correct underperformance and lack of scale with respect to certain Funds as indicated in the Fund-by-Fund analysis below.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2009 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2009. In considering the performance of the Funds, the Board noted the extraordinary period of high volatility during the prior two years and the response of the Adviser and each Sub-Adviser to such volatility. Summaries of selected portions of the performance information reviewed by the Board, together with the Board’s conclusions regarding the performance of each Covered Fund, are set forth below under “Fund-by-Fund Analysis.”

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. The Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. Summaries of selected portions of the fee and expense information reviewed with respect to each Covered Fund are set forth below under “Fund-by-Fund Analysis.” After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2008 and December 31, 2007 and the nine-month period ended September 30, 2009. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. The Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many of the Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. The Board also considered the extent to which economies of scale are expected to be realized as a result of the Global Transition. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2010, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Covered Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Covered Fund is for periods ended September 30, 2009 and the management fees and expense data described below are as of June 30, 2009.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Strategic Allocation Conservative Fund

In evaluating the investment performance of ING Strategic Allocation Conservative Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter but underperformed for the year-to-date, one-year, three-year and five-year periods; and (2) the Fund outperformed its benchmark index for the most recent calendar quarter but underperformed for the year-to-date, one-year, three-year and five-year periods; and (3) the Fund is ranked in its Morningstar category in the first quintile for the most recent calendar quarter, in the fourth quintile for the year-to-date period and in the fifth quintile for the one-year, three-year and five-year periods. The Board noted that the Fund has been operating as a risk-based fund-of-funds since April 7, 2008 and that in connection with the conversion to the risk-based fund-of-funds structure the Fund modified its exposures to certain asset categories, including real estate securities and international equities. The Board also noted that in late 2008, the Fund began investing in ING Tactical Asset Allocation Fund to adjust its exposures among various asset categories more efficiently in response to changing market conditions. Additionally, the Board recognized that certain of the funds that serve as underlying investment options to the Fund have experienced significant turnover of their portfolio management teams during 2009, and either have implemented, or are expected to implement, in early 2010, changes to their investment strategies to address their underperformance. Lastly, the Board also recognized that management has represented to the Board that a full proposal relating to actions, which may include a reorganization or strategy change, to be taken to address the long-term viability of the Fund will be presented to the Board in the first part of 2010. The Board concluded that appropriate actions are being taken to improve the performance of the Fund and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Strategic Allocation Conservative Fund, the Board noted that the management fee for the Fund is above the median and below the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is above the median and equal to the average expense ratios of the funds in its Selected Peer Group.

ING Strategic Allocation Moderate Fund

In evaluating the investment performance of ING Strategic Allocation Moderate Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter but underperformed for the year-to-date, one-year, three-year and five-year periods; (2) the Fund underperformed its benchmark index for all periods presented; and (3) the Fund is ranked in its Morningstar category in the second quintile for the most recent calendar quarter, in the fourth quintile for the year-to-date period and in the fifth quintile for the one-year, three-year and five-year periods. The Board noted that the Fund has been operating as a risk-based fund-of-funds since April 7, 2008 and that in connection with the conversion to the risk-based funds-of-funds structure, the Fund modified its exposures to certain asset categories, including real estate securities and international equities. The Board also noted that in late 2008, the Fund began investing in ING Tactical Asset Allocation Fund to adjust its exposures among various asset categories more efficiently in response to changing market conditions. Additionally, the Board recognized that certain of the funds that serve as underlying investment options to the Fund have experienced significant turnover of their portfolio management teams during 2009, and either have implemented, or are expected to implement, in early 2010, changes to their investment strategies to address their underperformance. Lastly, the Board noted that management has represented to the Board that a full proposal relating to actions, which may include a reorganization or strategy change, to be taken to address the long-term viability of the Fund will be presented to the Board in the first part of 2010. The Board concluded that appropriate actions are being taken to improve the performance of the Fund and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee for ING Strategic Allocation Moderate Fund, the Board noted that the management fee for the Fund is above the median and below the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is above the median and average expense ratios of the funds in its Selected Peer Group.

ING Strategic Allocation Growth Fund

In evaluating the investment performance of ING Strategic Allocation Growth Fund, the Board noted

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

that: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter and one-year periods but underperformed for the year-to-date, three-year and five-year periods; (2) the Fund underperformed its benchmark index for all periods presented; and (3) the Fund is ranked in its Morningstar category in the third quintile for the most recent calendar quarter, one-year and three-year periods, and in the fourth quintile for the year-to-date and five-year periods. The Board noted that the Fund has been operating as a risk-based fund-of-funds since April 7, 2008 and that in connection with the conversion to the risk-based fund-of-funds structure the Fund modified its exposures to certain asset categories, including real estate securities and international equities. The Board also noted that in late 2008 the Fund began investing in ING Tactical Asset Allocation to adjust its exposures among various asset categories more efficiently in response to changing market conditions. Additionally, the Board recognized that certain of the funds that serve as underlying investment options to the Fund have experienced significant turnover of their portfolio management teams during 2009, and either have implemented, or are expected to implement, in early 2010, changes to their investment strategies to address their underperformance. Lastly, the Board also noted that management has represented to the Board that a full proposal relating to actions, which may include a reorganization or strategy change, to be taken to address the long-term viability of the Fund will be presented to the Board in the first part of 2010. The Board concluded that appropriate actions are being taken to improve the performance of the Fund and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Strategic Allocation Growth Fund, the Board noted that the management fee for the Fund is above the median and below the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is above the median and average expense ratios of the funds in its Selected Peer Group.

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ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Core Equity Research Fund

ING Real Estate Fund

Domestic Equity Funds-of-Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds

ING Corporate Leaders 100 Fund

ING Equity Dividend Fund

ING Growth Opportunities Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

International Equity Funds

ING Alternative Beta Fund

ING Asia-Pacific Real Estate Fund

ING Emerging Countries Fund

ING European Real Estate Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global Fixed-Income Fund

ING Global Bond Fund

Global and International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Classic Money Market Fund

ING Money Market Fund

*	An investment in a fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRAR-STRATABCIO	(0510-072610)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Norgaard and Mr. Obermeyer are both “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $198,000 for year ended May 31, 2010 and $198,000 for year ended May 31, 2009.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $23,650 for the year ended May 31, 2010 and $25,800 for the year ended May 31, 2009.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $70,365 in the year ended May 31, 2010 and $137,085 in the year ended May 31, 2009. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 in the year ended May 31, 2010 and $27,500 in the year ended May 31 2009.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

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II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

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The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

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VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Date last approved: December 15, 2009

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Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2010 through December 31, 2010

Service
	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	✓	Not to exceed $8,000 during the Pre-Approval Period

[1]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2010 through December 31, 2010

Service
	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excluding tax services – See Appendix C for tax services associated with fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

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Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2010 through December 31, 2010

Service
	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Tax training courses		✓	Not to exceed $2,000 per course during the Pre-Approval Period

[2]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range

Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations	✓		Not to exceed $50,000 during the Pre-Approval Period

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Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2010 through December 31, 2010

Service
	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

(Cost to be split 50% the funds and 50% ING Investments, LLC)

	✓	✓	Not to exceed $5,000 per Fund during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services

Dated:             2010

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING INTERMEDIATE BOND PORTFOLIO

ING MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

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(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $2,105,254 for year ended May 31, 2010 and $1,637,510 for year ended May 31, 2009.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by

Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: August 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: August 6, 2010

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: August 6, 2010